                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

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                            MASTER SECURITY AGREEMENT

                                      among

                       SOCIEDAD MINERA CERRO VERDE S.A.A.,
                                  as Borrower,

                    JAPAN BANK FOR INTERNATIONAL COOPERATION,
                          as a Senior Facility Lender,

                      SUMITOMO MITSUI BANKING CORPORATION,
                 as a Lead JBIC Arranger and Global Coordinator,

                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                            as a Lead JBIC Arranger,

                                      KfW,
                          as a Senior Facility Lender,

                             CALYON NEW YORK BRANCH,
       as a Senior Facility Lender, Lead Arranger and Global Coordinator,

                         THE ROYAL BANK OF SCOTLAND PLC,
                 as a Senior Facility Lender and Lead Arranger,

                            THE BANK OF NOVA SCOTIA,
                 as a Senior Facility Lender and Lead Arranger,

                          MIZUHO CORPORATE BANK, LTD.,
                 as a Senior Facility Lender and Lead Arranger,

                             CALYON NEW YORK BRANCH,
                            as Administrative Agent,

                                 CITIBANK, N.A.,
                    as Trustee and Offshore Collateral Agent,

                                       and

                             CITIBANK DEL PERU S.A.,
                           as Onshore Collateral Agent

                         Dated as of September 30, 2005

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
                                                                  EXECUTION COPY

                                Table of Contents

                                                                            Page
                                                                            ----
ARTICLE I    DEFINITIONS AND INTERPRETATION..............................      3
   1.01      Definitions.................................................      3
   1.02      Interpretation..............................................      3

ARTICLE II   SENIOR LOANS................................................      4
   2.01      Secured Obligations Secured Hereby..........................      4

ARTICLE III  COLLATERAL..................................................      4
   3.01      Mortgages and Pledges at Closing............................      4
   3.02      Sales Agreements............................................      5
   3.03      Rights Under Certain Agreements.............................      6
   3.04      Water Rights................................................      7
   3.05      Interest in Accounts........................................      7
   3.06      Insurance and Insurance Proceeds............................      8
   3.07      SMCV Shares.................................................      8
   3.08      Subordinated Loans and Subordinated Notes...................      8
   3.09      Pledge of Project Property at Other Times...................      9
   3.10(A)   Filings and Registration Generally..........................     10
   3.10(B)   Perfection and Maintenance of Security Interests............     11
   3.10      Rights in Collateral Prior to Enforcement Action............     12
   3.11      Release of Security Interest................................     13
   3.12      Foreclosure.................................................     13

ARTICLE IV   SPECIAL ACCOUNTS SYSTEM.....................................     14
   4.01      Creation of the Accounts....................................     14
   4.02      Transfers to the Proceeds Account...........................     17
   4.03      Transfers from the Proceeds Account.........................     17
   4.04      Transfers from Senior Debt Accumulation Sub-Account.........     19
   4.05      Transfers from Senior Debt Service Reserve Sub-Account......     20
   4.06      Transfers from Extraordinary Major Maintenance Reserve
             Sub-Account.................................................     20
   4.07      Transfers from the Tax Contingency Reserve Sub-Account......     21
   4.08      Transfers from the Power Generator Reserve Sub-Account......     21
   4.09      Transfers from the Restricted Payment Sub-Account...........     21
   4.10      Withdrawals to Pay Senior Loans Obligations.................     22
   4.11      Onshore Dollars Account.....................................     23
   4.12      Operating Onshore Dollars Account...........................     23
   4.13      Onshore Nuevos Soles Account................................     24
   4.14      Operating Onshore Nuevos Soles Account......................     25
   4.15      Provisions Common to the Onshore Accounts...................     25
   4.16      Directions for Withdrawal and Transfer......................     25
   4.17      Waterfall During Continuation of Borrower Event of Default
             or Event of Political Force Majeure.........................     26
   4.18      Waterfall Following Borrower Enforcement Direction..........     26

   4.19      Acceptable Credit Support Instruments.......................     27
   4.20      Investment of Funds in Accounts.............................     28
   4.21      Currencies..................................................     29
   4.22      Interest....................................................     29
   4.23      Reports to the Borrower and the Senior Lenders..............     29
   4.24      Limitations on Trustee's, Offshore Collateral Agent's and
             Onshore Collateral Agent's Duties...........................     30
   4.25      Books and Records...........................................     30
   4.26      Stamp and Other Similar Taxes...............................     31
   4.27      Inadequately Identified Amounts.............................     31

ARTICLE V    REMEDIES....................................................     31
   5.01      First Stage Remedies........................................     31
   5.02      Second Stage Remedies.......................................     35
   5.03      Borrower Enforcement Action by Offshore Collateral Agent and
             Onshore Collateral Agent....................................     36
   5.04      Incidents of Sale...........................................     37
   5.05      Control of Borrower Enforcement Action by Administrative
             Agent.......................................................     38
   5.06      Control of Borrower Enforcement Action by Offshore
             Collateral Agent and Onshore Collateral Agent...............     39
   5.07      Limitation on Borrower Enforcement Action...................     39
   5.08      Application of Proceeds.....................................     40
   5.09      Offshore Collateral Agent and Onshore Collateral Agent May
             File Proofs of Claim........................................     41
   5.10      Rights Arising Upon the Occurrence of an Event of Political
             Force Majeure...............................................     41

ARTICLE VI   INTERCREDITOR ARRANGEMENTS..................................     42
   6.01      Appointment of the Appointed Parties........................     42
   6.02      Authority to Act............................................     42
   6.03      Senior Lenders Actions......................................     42
   6.04      Certain Actions by the Offshore Collateral Agent............     46
   6.05      Certain Actions by the Onshore Collateral Agent.............     46
   6.06      Sharing of Non-Pro Rata Payments............................     46
   6.07      Administrative Agent as Agent...............................     47
   6.08      Attorney-in-Fact............................................     47
   6.09      Senior Lenders Vote and Senior Facility Lenders' Vote.......     48
   6.10      Meetings of Senior Lenders..................................     49

ARTICLE VII  PROVISIONS COMMON TO THE APPOINTED PARTIES..................     49
   7.01      Delivery of Documentation...................................     49
   7.02      Reliance....................................................     50
   7.03      Liability...................................................     50
   7.04      Consultation with Counsel, etc..............................     50
   7.05      Duties......................................................     50
   7.06      Resignation, Replacement and Successor......................     51
   7.07      Indemnity...................................................     52

   7.08      Compensation................................................     53
   7.09      Certificates................................................     53
   7.10      Merger of Appointed Party...................................     53
   7.11      Appointed Parties in Their Individual Capacity..............     54
   7.12      Miscellaneous...............................................     54
   7.13      Exculpatory Provisions......................................     54
   7.14      Miscellaneous...............................................     55
   7.15      Assignment of Rights, Not Assumption of Duties..............     55
   7.16      Appointment of Sub-Agent of the Offshore Collateral Agent or
             the Onshore Collateral Agent................................     55
   7.17      Limitation on Duty of Collateral Agents in Respect of
             Collateral; Indemnification.................................     56

ARTICLE VIII REPRESENTATIONS AND WARRANTIES OF THE APPOINTED PARTIES.....     57
   8.01      Due Incorporation; Power....................................     57
   8.02      No Conflict.................................................     57
   8.03      Registrations, Declarations.................................     57
   8.04      Due Execution...............................................     57

ARTICLE IX   MISCELLANEOUS...............................................     58
   9.01      Accession Agreement.........................................     58
   9.02      Effectiveness...............................................     58
   9.03      Termination.................................................     58
   9.04      Notices.....................................................     59
   9.05      Entire Agreement............................................     61
   9.06      Amendments and Waivers......................................     61
   9.07      Benefits of Agreement.......................................     62
   9.08      Successors and Assigns......................................     62
   9.09      GOVERNING LAW...............................................     62
   9.10      Consent to Jurisdiction.....................................     62
   9.11      No Trial by Jury............................................     63
   9.12      Remedies....................................................     63
   9.13      Currency Equivalents........................................     63
   9.14      Severability................................................     64
   9.15      Execution in Counterparts...................................     64
   9.16      No Partnership..............................................     64

SCHEDULE

Schedule A   List of Concessions
Schedule Z   Definitions

EXHIBIT
-------
Exhibit A     Form of hipoteca minera
Exhibit B     Form of prenda minera (equipment, machinery and movable assets)
Exhibit C     Form of prenda minera (minerals and Cathode and Concentrate in inventory)
Exhibit D     Form of cesion condicionada de derechos for Domestic Sales
              Agreements
Exhibit E-1   Form of Notarial Notice
Exhibit E-2   Form of Domestic Buyer's Consent
Exhibit E-3   Form of Non-Domestic Buyer's Consent
Exhibit F     Form of Contrato de Cuenta Escrow for Onshore Accounts
Exhibit G     Form of prenda for SMCV Shares
Exhibit H     Form of hipoteca
Exhibit I     Form of prenda industrial
Exhibit J     Form of New Party Accession Agreement
Exhibit K     Form of Acceptable Letter of Credit
Exhibit L     Form of Incumbency Certificate for Account Transactions
Exhibit M     Form of Incumbency Certificate
Exhibit N     Form of Withdrawal Certificate
Exhibit O-1   Form of Acceptable Guarantee
Exhibit O-2   Form of Acceptable Guarantee - Completion Guarantee Acceleration
              Event

                            MASTER SECURITY AGREEMENT

     This MASTER SECURITY AGREEMENT, dated as of September 30, 2005 (this "Agreement"), is made by and among:

     SOCIEDAD MINERA CERRO VERDE S.A.A., a sociedad anonima abierta listed on the Lima Stock Exchange organized under the laws of Peru (the "Borrower");

     JAPAN BANK FOR INTERNATIONAL COOPERATION, a Japanese government financial institution organized under the laws of Japan ("JBIC"), in its capacity as a Senior Facility Lender;

     SUMITOMO MITSUI BANKING CORPORATION, a stock corporation organized under the laws of Japan, as lead JBIC arranger and Global Coordinator ("SMBC");

     THE BANK OF TOKYO-MITSUBISHI, LTD., a banking institution organized under the laws of Japan, as lead JBIC arranger ("BOT-M" and together with SMBC, in their capacity as lead JBIC arrangers, the "Lead JBIC Arrangers");

     KfW, a public corporation formed under the laws of the Federal Republic of Germany ("KfW"), in its capacity as a Senior Facility Lender;

     CALYON New York Branch, a licensed branch of a banking corporation organized and existing under the laws of the French Republic ("Calyon"), in its capacity as a Senior Facility Lender, Lead Arranger and Global Coordinator;

     THE ROYAL BANK OF SCOTLAND PLC, a public limited company incorporated under the laws of Scotland ("RBS"), in its capacity as a Senior Facility Lender and Lead Arranger;

     THE BANK OF NOVA SCOTIA, a Canadian chartered bank, organized under the laws of Canada ("Scotia Capital"), in its capacity as a Senior Facility Lender and Lead Arranger;

     MIZUHO CORPORATE BANK, LTD., a banking institution organized under the laws of Japan ("Mizuho", and collectively with Calyon, RBS and Scotia Capital, the "Commercial Banks"), in its capacity as a Senior Facility Lender and Lead Arranger;

     CALYON New York Branch, a licensed branch of a banking corporation organized and existing under the laws of the French Republic, as Administrative Agent (in such capacity, the "Administrative Agent");

     CITIBANK, N.A., a national banking association organized under the laws of the United States of America, as Trustee and as Offshore Collateral Agent for the Senior Lenders (in such capacities, the "Trustee" and the "Offshore Collateral Agent", respectively); and

     CITIBANK DEL PERU S.A., a bank incorporated and existing under the laws of Peru, as Onshore Collateral Agent for the Senior Lenders (in such capacity, the "Onshore Collateral Agent").

                                    RECITALS

     A. The Borrower owns the Cerro Verde copper mine, including a copper leaching and solution extraction/electrowinning (SX/EW) operation, located in the District of Uchumayo and Yarabamba, Province of Arequipa, Republic of Peru (the "Current Operations");

     B. The board of directors of the Borrower has approved the development of a primary sulfide ore body beneath the oxide ore body currently in production (the "Sulfide Project");

     C. On the date hereof, the Borrower is entering into a Master Participation Agreement among the Borrower, JBIC, SMBC, BOT-M, KfW, Calyon, RBS, Scotia Capital, Mizuho and the Administrative Agent and the other Financing Documents to set forth the general financing arrangement for the Sulfide Project under the Senior Loans;

     D. The Master Participation Agreement contemplates that the Borrower shall have the rights to issue Peruvian Bonds under a Peruvian Bonds Program and that the Common Representative shall become a party to this Agreement by entering into, in its capacity as Common Representative, a New Party Accession Agreement and thereupon the Common Representative and the Peruvian Bondholders shall have all the rights and obligations of, respectively, the Common Representative and the Peruvian Bondholders under this Agreement;

     E. The Borrower proposes to secure the Senior Loans to be made available pursuant to the MPA and the Senior Loan Documents by pledging the Collateral pursuant to the terms of this Agreement as well as the terms of the other Security Documents;

     F. The Senior Lenders wish that the Trustee open and maintain an account denominated in Dollars with Citibank in New York, NY, United States for the benefit of the Senior Lenders and the Borrower, into which certain payments will be deposited in accordance with the terms hereof;

     G. The Senior Lenders wish that the Borrower open and maintain (i) an account denominated in Nuevos Soles and an account denominated in Dollars with Citibank del Peru S.A. in Peru and (ii) an account denominated in Nuevos Soles and an account denominated in Dollars with Banco Credito del Peru, in Peru, into which certain payment will be deposited in accordance with the terms hereof;

     H. The Borrower and the Senior Lenders wish to govern the allocation of the proceeds to be distributed from each account established pursuant to this Agreement in accordance with the terms hereof; and

     I. Each of the Trustee, the Offshore Collateral Agent, the Onshore Collateral Agent, and the Administrative Agent, wishes to accept its appointment to perform the services contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, each of the Lead JBIC Arrangers, each of the Senior Facility

Lenders, the Trustee, the Offshore Collateral Agent, the Onshore Collateral Agent and the Administrative Agent (each an "MSA Party" and collectively, the "MSA Parties", which term shall include the Common Representative after the Common Representative has become a party to this Agreement in accordance with
Section 9.01(a) and any Replacement Lender or Bridge Loan Provider after such Replacement Lender or Bridge Loan Provider has become a party to this Agreement in accordance with Section 9.01(b)) agree as follows.

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

     1.01 Definitions. Unless the context shall otherwise require, or unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in Schedule Z to this Agreement.

     1.02 Interpretation. In this Agreement and in the Appendices hereto, except to the extent that the context otherwise requires:

          (a) the Table of Contents, Articles and Section headings are for convenience of reference only and shall not affect the interpretation of this Agreement;

          (b) unless otherwise specified, references to Articles, Sections, clauses, Schedules, Exhibits and Appendices are references to Articles, Sections, clauses, Schedules and Exhibits of, and Appendices to, this Agreement;

          (c) references to any document or agreement, including this Agreement, shall be deemed to include references to such document or agreement as amended, supplemented or replaced and in effect from time to time in accordance with its terms and subject to compliance with the requirements set forth herein and therein;

          (d) references to any party to this Agreement or any other document or agreement or to any other Person shall include its successors and permitted assigns;

          (e) when used in this Agreement, the words "including", "includes" and "include" shall be deemed to be followed in each instance by the words "without limitation";

          (f) when used in this Agreement, the words "herein", "hereby", "hereunder", "hereof", "hereto", "hereinbefore", and "hereinafter", and words of similar import, shall refer to this Agreement in its entirety and not to any particular section, subsection, paragraph, sub-paragraph, clause or other subdivision, exhibit, schedule or appendix of this Agreement; and

          (g) when used herein, the singular shall include the plural, the plural shall include the singular and the use of any gender shall include all genders, unless the context requires otherwise.

                                   ARTICLE II

                                  SENIOR LOANS

     2.01 Secured Obligations Secured Hereby. All Secured Obligations shall be secured by and entitled to the benefits of this Agreement and the first priority security interests granted by or pursuant to this Agreement and the Security Documents.

                                   ARTICLE III

                                   COLLATERAL

     3.01 Mortgages and Pledges at Closing. Except to the extent otherwise provided in this Article III, on or prior to the Closing Date, the Borrower shall execute and deliver to the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties, as security for the Secured Obligations and the Borrower's other obligations under the Financing Documents, the following notarized Peruvian public deeds, and the security interests purported to be granted thereunder shall be registered by the Borrower in each public registry in Peru in which such registration is necessary to perfect such security interests:

          (i) a mining mortgage under Article 172 of the Mining Law (substantially in the form attached hereto as Exhibit A) (hipoteca minera) on all Core Mining Concessions as well as on the mining concessions identified as Tiabaya 4 and 10 that shall grant to the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties a security interest over all buildings and facilities owned by the Borrower and located in, and used in connection with the mining activities supported by, such concessions, which shall be updated from time to time in accordance with Section 3.09(a), provided that no buildings and facilities of the Borrower shall be subject to such mining mortgage if it is Excepted Property;

          (ii) a mining pledge under Article 178 of the Mining Law (substantially in the form attached hereto as Exhibit B) (prenda minera) of all equipment, machinery and movable assets owned by the Borrower and used in connection with the mining activities of the Borrower supported by the Core Mining Concessions as well as by the Mining Concessions identified as Tiabaya 4 and Tiabaya 10, which shall be updated from time to time in accordance with Section 3.09(a), provided that no equipment, machinery and movable assets of the Borrower shall be subject to such mining pledge if it is Excepted Property; and

          (iii) a floating mining pledge under Article 178 of the Mining Law (substantially in the form attached hereto as Exhibit C) (prenda minera flotante) of (x) all minerals extracted from the Core Mining Concessions and (y) all Cathode and Concentrate in inventory extracted from the Core Mining Concessions, including, without limitation, all such extracted minerals, and Cathode and Concentrate in inventory, extracted after the creation of the mining pledge, which minerals and Cathode and Concentrate in inventory shall be deemed automatically incorporated thereto immediately upon their extraction/beneficiation by the Borrower.

     3.02 Sales Agreements.

     (a)  Security Interest in Sales Agreements.

          (i) Non-Domestic Sales Agreements. The Borrower hereby grants, transfers and assigns to the Offshore Collateral Agent for the benefit and on behalf of the Secured Parties, as security for the Secured Obligations and the Borrower's other obligations under the Financing Documents, and grants a security interest in, all right, title and interest that it now has or may hereafter acquire in and to the SMM Concentrate Sales Agreement, the PD Concentrate Sales Agreement, the PD Cathodes Sales Agreement, the PDC Guarantee and any other Non-Domestic Sales Agreement, all Proceeds and all claims resulting from any failure of performance or compliance with any of the provisions of any of such Non-Domestic Sales Agreements, together with full power and authority to request payment of, enforce, collect, receive and give receipt for any and all such payments to the extent provided herein (it being understood that the Offshore Collateral Agent shall not be entitled to exercise such full power and authority granted herein until the Senior Lenders have directed the Administrative Agent to authorize the Offshore Collateral Agent to take Borrower Enforcement Action with respect to such Non-Domestic Sales Agreements).

          (ii) Domestic Sales Agreements. On or prior to the Closing Date, the Borrower shall execute and deliver to the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties, as security for the Secured Obligations and the Borrower's other obligations under the Financing Documents, a master conditional assignment of rights (substantially in the form attached hereto as Exhibit D) (cesion condicionada de derechos) under Peruvian law of all of the Borrower's credit rights under the Domestic Sales Agreements. The conditional assignment of each such Domestic Sales Agreement shall become effective upon receipt by the counterparties thereto of the notarial notice delivered by the Onshore Collateral Agent (as directed by the Administrative Agent, acting upon the instruction of the Requisite Lenders in accordance with Sections 5.02 and 5.03) that the condition specified in such conditional assignment has been satisfied.

     (b)  Notice.

          (i) Concurrently with or promptly after entering into this Agreement in the case of the SMM Concentrate Sales Agreement, the PD Concentrate Sales Agreement, the PD Cathodes Sales Agreement or the PDC Guarantee and concurrently with or promptly after entering into any other Sales Agreement that (x) has a term of three (3) years or more and (y) contemplates annual sales of at least 50,000 dry short tons of Cathodes or Concentrate (each, a "Notice Sales Agreement"), the Borrower shall give or cause to be given written notice to the Buyer (or to PDC in the case of the PDC Guarantee)
     (1) in the case of a Non-Domestic Sales Agreement, of the security interest therein granted by subsection (a)(i) above and (2) in the case of a Domestic Sales Agreement, of the conditional assignment thereof granted in subsection (a)(ii) above. Such notice shall irrevocably instruct such Buyer to make or cause to be made all payments due under such Notice Sales Agreement to the Proceeds Account (or, in the case of Domestic Sales Agreements, to the Onshore Dollars Account).

          (ii) In the case of Notice Sales Agreements that are Domestic Sales Agreements, the Borrower shall give or cause to be given such notice to the applicable Buyer either (x) through notarial notification in Peru in the form attached hereto as Exhibit E-1 (a "Notarial Notice"), including an indication that the effectiveness of the conditional assignment is conditioned upon receipt by the Buyer of the notarial notice delivered by the Onshore Collateral Agent (as directed by the Administrative Agent, acting upon the instruction of the Requisite Lenders in accordance with Sections 5.02 and 5.03) that the condition specified in such conditional assignment has been satisfied or (y) through an acknowledgment and consent in the form attached hereto as Exhibit E-2 (a "Domestic Buyer's Consent"), addressed to the Borrower, to the effect that such Buyer has received notice from the Borrower of the conditional assignment of the Notice Sales Agreement and that such Buyer will make payments thereunder to the Onshore Dollars Account.

          (iii) In the case of Notice Sales Agreements that are Non-Domestic Sales Agreements, the Borrower shall obtain from the Buyer under each such Notice Sales Agreement an acknowledgment in the form attached hereto as Exhibit E-3 (a "Non-Domestic Buyer's Consent"), addressed to the Borrower, to the effect that such Buyer has received notice from the Borrower of the security interest in the Notice Sales Agreement and that such Buyer will make payments thereunder to the Proceeds Account.

          (iv) The parties hereto agree that the notice by the Borrower to the Buyer and the acknowledgment and consent by the Buyer to the Borrower and the Onshore Collateral Agent or the Offshore Collateral Agent, as the case may be, required by this clause (b), may be satisfied as to any applicable Notice Sales Agreement by the inclusion of the Buyer's acknowledgment and consent in such Notice Sales Agreement.

          (v) Promptly after entering into a Notice Sales Agreement, the Borrower shall deliver a copy thereof: (x) to the Offshore Collateral Agent, together with the related Non-Domestic Buyer's Consent (once obtained), if the Notice Sales Agreement is a Non-Domestic Sales Agreement or (y) to the Onshore Collateral Agent with the related Notarial Notice or Domestic Buyer's Consent (once obtained), if the Notice Sales Agreement is a Domestic Sales Agreement.

     3.03 Rights Under Certain Agreements. The Borrower hereby grants, transfers and assigns to the Offshore Collateral Agent for the benefit and on behalf of the Secured Parties, as security for the Secured Obligations and the Borrower's other obligations under the Financing Documents, and grants a security interest in, all of its right, title and interest in and to (a) the Construction Agreements, (b) the Operator's Agreement, (c) the Power Supply Agreements, (d) the Port Services Agreement, (e) the Shareholders Agreement and (f) the Transportation Agreements (collectively, the "Assigned Agreements") and all claims resulting from any failure of performance or compliance with any of the provisions of the such Assigned Agreements, together with full power and authority, in the name of the Borrower or otherwise, to enforce such Assigned Agreements against the counterparties thereto. On or prior to the Closing Date, the Borrower shall give or cause to be given written notice of the security interest in the Assigned Agreements created hereunder to each of the counterparties to such Assigned Agreements and shall obtain from each such counterparty, and deliver to the Offshore Collateral Agent, a consent to and acknowledgement of the security interest granted in this Section 3.03 in the applicable Assigned Agreement, addressed to the Borrower.

     3.04 Water Rights.

     (a) Borrower shall not grant or suffer to exist any security interest in any of its water rights, except in accordance with clause (b) below.

     (b) If, after the date hereof, a change in Peruvian law provides for the free transferability of water rights, the Borrower shall promptly or upon the request of the Administrative Agent (acting pursuant to instruction from the Majority Lenders) execute and deliver a conditional assignment of its water rights (cesion condicionada de derechos) to the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties, as security for the Secured Obligations and the Borrower's other obligations under the Financing Documents, and shall take any other action which may be required pursuant to such change-in-law to execute and deliver such conditional assignment in a form reasonably agreed to by the Borrower and the Administrative Agent (acting pursuant to the instruction of the Majority Lenders) and the Onshore Collateral Agent, provided that (i) the effectiveness of such assignment shall be conditioned upon receipt by the relevant Governmental Authority of a notarial notice delivered by the Onshore Collateral Agent (as directed by the Administrative Agent, acting upon the instruction of the Requisite Lenders in accordance with Sections 5.02 and 5.03) that the condition specified in such conditional assignment has been satisfied and (ii) the Borrower shall not, and the Onshore Collateral Agent and Senior Lenders shall not, be required to request any Peruvian Governmental Authority's consent to such assignment prior to it being effective (provided that a notarial notice of the execution and delivery of the conditional assignment shall be delivered to the relevant Governmental Authority at the time of such execution and delivery if the change in law requires the delivery of such a notarial notice at the time a conditional assignment is entered into).

     3.05 Interest in Accounts.

     (a) Interest in Proceeds Account. The Borrower hereby grants, transfers and assigns to the Offshore Collateral Agent for the benefit and on behalf of the Secured Parties, as security for the Secured Obligations and the Borrower's other obligations under the Financing Documents, and grants a security interest in, all of the Borrower's right, title and interest, if any, which it now has, or which may hereafter arise, in and to the Proceeds Account, to the money and investments contained therein from time to time and to all instruments, certificates and notes in respect of Permitted Investments held or maintained from time to time therein. Funds and investments in the Proceeds Account shall constitute trust funds held by the Offshore Collateral Agent for the benefit and on behalf of the Secured Parties for application as provided herein. Accordingly, the Offshore Collateral Agent shall apply such funds and investments strictly in accordance with the terms of this Agreement.

     (b) Interest in Onshore Accounts.

          (i) The Borrower agrees (A) on or prior to the Closing Date, to execute with the Depository Bank and with the Onshore Bank a Contrato de Cuenta Escrow

     (substantially in the form attached hereto as Exhibit F) evidencing that, with respect to the Onshore Accounts opened in the name of the Borrower pursuant to Section 4.01 hereof, the Borrower has granted sufficient irrevocable instructions to the Depository Bank and the Onshore Bank to receive and follow instructions from the Onshore Collateral Agent in accordance with the terms set forth herein and in the Contrato de Cuenta Escrow, and (B) within 90 days following the Closing Date, to transfer all funds on deposit in any account of the Borrower held in Peru as of such date to the Onshore Accounts. Funds and investments in the Onshore Accounts shall be applied strictly in accordance with the terms of Sections 4.11, 4.12, 4.13, 4.14, 4.17 and 4.18 of this Agreement, as the case may be, and the Contrato de Cuenta Escrow.

          (ii) Funds held in the Onshore Accounts may be invested by the Borrower in accordance with the terms set forth herein and in the Contrato de Cuenta Escrow.

     3.06 Insurance and Insurance Proceeds. Each policy of insurance or reinsurance required to be maintained pursuant to Appendix II to the MPA (or, if applicable, each global property insurance policy maintained by PDC or any of its Affiliates in satisfaction of the insurance requirements set forth in Sections 8.01 and 8.02 of the MPA) will name the Borrower as the named insured and will be endorsed as contemplated in Appendix II of the MPA (but with respect to any global property insurance policy maintained by PDC or any of its Affiliates only in so far as such policy relates to the Borrower). Any claims payments made under such policy(s) will be made as contemplated in Appendix II of the MPA.

     3.07 SMCV Shares. On or prior to the Closing Date, the Borrower shall cause each of the Shareholders to execute and deliver to the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties, as security for the Secured Obligations and the Borrower's other obligations under the Financing Documents, a notarized public deed constituting a pledge of the SMCV Shares (prenda) (substantially in the form attached hereto as Exhibit G) (the "Sponsors Share Pledge"). On or prior to the Closing Date, the Borrower shall cause the Sponsors Share Pledge executed by each Shareholder to be (a) registered in the share registry of the Borrower (matricula de acciones) for SMCV Shares that are registered in such registry or (b) recorded with CAVALI ICLV S.A. for SMCV Shares that are recorded in electronic form with CAVALI ICLV S.A.

     3.08 Subordinated Loans and Subordinated Notes. Borrower shall cause each of the Parent Companies and their respective Affiliates to grant, transfer and assign to the Offshore Collateral Agent for the benefit and on behalf of the Secured Parties, as security for the Secured Obligations and the Borrower's other obligations under the Financing Documents, and grant a security interest in, all right, title and interest that each such Parent Company or Affiliate of such Parent Company may at any time hereafter acquire in and to any Subordinated Loans and Subordinated Notes at any time payable to or owned or held by it and to any Subordinated Loan Agreement and Subordinated Notes to which it is a party, and all claims resulting from any failure of performance or compliance with such Subordinated Loans, Subordinated Loan Agreements and Subordinated Notes by the Borrower, together with full power and authority, in its own name or otherwise, to enforce such Subordinated Loans, Subordinated Loan Agreements and Subordinated Notes against the Borrower. Subordinated Notes that are governed by Peruvian law will be endorsed in guarantee (endosada en garantia) to the Senior Lenders.

     3.09 Pledge of Project Property at Other Times. Except to the extent otherwise provided in this Article III or with respect to the Proceeds Account and the Onshore Accounts, the Borrower agrees to:

     (a) execute and deliver to the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties, as security for the Secured Obligations and for the Borrower's other obligations under the Financing Documents, notarized Peruvian public deeds:

          (i) incorporating into the mining mortgage described in Section 3.01(i) any and all Peruvian mining concessions necessary to operate the Current Operation or the Sulfide Project which the Borrower may acquire from time to time after the date of this Agreement promptly following the acquisition thereof;

          (ii) incorporating into the mining mortgage described in Section 3.01(i) any and all buildings and facilities located in and used in connection with the mining activities supported by the concessions subject to the mining mortgage which the Borrower may acquire from time to time after the date of the mining mortgage, (x) prior to the Completion Release Date, on the date that is 6 months following the date of this Agreement and every six months thereafter, or upon a suspension under Section 5.01 of the Completion Guarantee, (y) on or prior to (but not more than 3 months prior to) the achievement of Full Completion or Partial Completion, as the case may be, and (z) after the achievement of Full Completion or Partial Completion, as the case may be, annually on the anniversary date of the Completion Release Date; and

          (iii) incorporating into the mining pledge described in Section 3.01(ii) any and all equipment, machinery and movable assets owned by the Borrower and used in connection with the mining activities of the Borrower supported by the Core Mining Concessions as well as by the Mining Concessions identified as Tiabaya 4 and Tiabaya 10, which the Borrower may acquire from time to time after the date of the mining pledge, (x) prior to the Completion Release Date, on the date that is 6 months following the date of this Agreement and every six months thereafter, or upon a suspension under Section 5.01 of the Completion Guarantee, (y) on or prior to (but not more than 3 months prior to) the achievement of Full Completion or Partial Completion, as the case may be, and (z) after the achievement of Full Completion or Partial Completion, as the case may be, annually on the anniversary date of the Completion Release Date.

     (b) execute and deliver to the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties, as security for the Secured Obligations and for the Borrower's other obligations under the Financing Documents,

          (i) a civil mortgage (substantially in the form attached hereto as Exhibit H) (hipoteca) on all real property owned by the Borrower that is not included in the mining mortgage referred to in Section 3.01(i) promptly following such time as the book value of all such real property (excluding Excepted Property) exceeds US$10 million, provided that no real property of the Borrower shall be subject to such civil mortgage if it is Excepted Property; and

          (ii) an industrial pledge (equipment, machinery and movable assets) (substantially in the form attached hereto as Exhibit I) (prenda industrial) on any and all equipment, machinery and movable assets which are not otherwise included under the mining pledge contemplated in Section 3.01(ii) which the Borrower may acquire from time to time after the date of this Agreement, promptly following such time as the book value of all such equipment, machinery and movable assets (excluding Excepted Property) exceeds US$10 million, provided that no equipment, machinery and movable assets of the Borrower shall be subject to such industrial pledge if it is Excepted Property.

     (c) For the incorporation of the assets in the Collateral as described in the foregoing Section 3.09, the Borrower shall (x) file the relevant notarized Peruvian public deeds with the corresponding Registry Office promptly, but in any event within 10 Business Days, following the execution of the relevant notarized Peruvian public deed by all parties thereto and (y) obtain the registration thereof in the corresponding Registry Office within 90 days following the execution, provided that (i) so long as the Borrower is exercising commercially reasonable efforts to obtain the registration, such 90 days period shall be extended to 180 days and (ii) if the registration has not been obtained after 60 days following the execution of the relevant notarized Peruvian public deed, the Majority Lenders may instruct the Onshore Collateral Agent to proceed to obtain such registration pursuant to the power of attorney granted by the Borrower as contemplated in Section 3.10(B)(d).

     3.10(A) Filings and Registration Generally.

     (a) The mining mortgage described in Section 3.01(i) shall be executed in the form of a notarized public deed (escritura publica) and shall be filed and registered by the Borrower in the Book of Mining Rights (Libro de Derechos Mineros) of the Registry Office of Arequipa (Oficina Registral de Arequipa) in the entry card of each of the Core Mining Concessions subject matter of the mining mortgage.

     (b) The mining pledge (equipment, machinery and movable assets) described in Section 3.01(ii) shall be executed in the form of a notarized public deed (escritura publica) and shall be filed and registered by the Borrower in the Book of Mining Pledge (Libro de Prenda Minera) of the Registry Office of Arequipa (Oficina Registral de Arequipa).

     (c) The mining pledge (minerals and Cathode and Concentrate in inventory) described in Section 3.01(iii) shall be executed in the form of a notarized public deed (escritura publica) and shall be filed and registered by the Borrower in the Book of Mining Pledge (Libro de Prenda Minera) of the Registry Office of Arequipa (Oficina Registral de Arequipa).

     (d) The conditional assignment of rights for Domestic Sales Agreements (cesion condicionada de derechos) described in Section 3.02(a)(ii) shall be executed in the form of a notarized public deed (escritura publica). No additional steps shall be required with respect to Domestic Sales Agreements that are not Notice Sales Agreements. With respect to Domestic Sales Agreements that are Notice Sales Agreements, the Borrower shall give notice of such assignment to the applicable Buyer as contemplated in Section 3.02(b)(ii).

     (e) Each Contrato de Cuenta Escrow with respect to the Onshore Accounts described in Section 3.05(b) shall be executed in the form of a private instrument (contrato privado). No filing or registration shall be required.

     (f) The Sponsors Share Pledge described in Section 3.07 shall be executed in the form of a notarized public deed (escritura publica) and (i) filed and registered in the share registry of the Borrower (matricula de acciones) for SMCV Shares that are registered in such registry or (ii) recorded with CAVALI ICLV S.A. for SMCV Shares that are recorded in electronic form with CAVALI ICLV S.A.

     3.10(B) Perfection and Maintenance of Security Interests.

     (a) Except to the extent otherwise provided in this Agreement, at any time and from time to time, upon demand of the Onshore Collateral Agent or Offshore Collateral Agent (for the benefit and on behalf of the Secured Parties), the Borrower shall give, execute, file or record any notice, financing statement, continuation statement, public deed, instrument, document or agreement and use its reasonable efforts to obtain such governmental approvals, consents, licenses or authorizations that the Onshore Collateral Agent or the Offshore Collateral Agent may consider reasonably necessary or desirable, and shall take all other reasonable action as required or advisable to create, preserve, continue, perfect or validate any security interest granted by it under the Security Documents or hereunder or pursuant hereto in the Collateral or to enable the Onshore Collateral Agent or the Offshore Collateral Agent to exercise or enforce its rights hereunder or under the Security Documents with respect to such security interest.

     (b) Without limiting the generality of the foregoing, except to the extent otherwise provided in this Agreement, the Onshore Collateral Agent or the Offshore Collateral Agent, on behalf of each Senior Lender, is authorized to file or cause to be filed under the Uniform Commercial Code of any state or district of the United States of America or under other applicable law financing statements, continuation statements or other documents relating to the Collateral, and each of the Onshore Collateral Agent or the Offshore Collateral Agent, on behalf of each Senior Lender, is authorized to execute and file or cause to be executed and filed public deeds or other documents under the laws of Peru as necessary to preserve a security interest in the Collateral, in each case without the signature of the Borrower or any Shareholder (to the extent permitted by applicable law). None of the Onshore Collateral Agent, the Offshore Collateral Agent, the Administrative Agent or the Senior Lenders have any responsibility for the creation, perfection, validity or enforceability of any security interest created or intended to be created hereby or pursuant hereto or for the maintenance or perfection of any such security interest, provided, however, that the Onshore Collateral Agent or the Offshore Collateral Agent, as applicable, shall execute all public deeds or other documents as requested by the Administrative Agent to duly create and register security interests in accordance with this Article III. Each of the Onshore Collateral Agent or the Offshore Collateral Agent shall notify the Borrower following the taking by it of such respective action.

     (c) The Borrower shall take no action inconsistent with this Agreement which would impair or render ineffective or adversely affect the perfection or the priority of any of the security interests granted by it in, or pursuant to, this Agreement or the other Security Documents.

     (d) On or prior to the Closing Date, the Borrower agrees to execute and deliver to the Onshore Collateral Agent and the Offshore Collateral Agent, for the benefit and on behalf of each Senior Lender, and to register in the Registro de Personas Juridicas and in any other public registry in Peru in which such registration is necessary, a notarized Peruvian public deed, in form and substance reasonably satisfactory to the Administrative Agent, constituting irrevocable powers of attorney granting the Onshore Collateral Agent and the Offshore Collateral Agent, as the Borrower's attorney-in-fact, the power and right, in its name or on its behalf, without notice or assent, to the extent permitted by applicable law, to take any action and execute any instruments, in each case consistent with this Agreement, which the Onshore Collateral Agent, the Offshore Collateral Agent or any Senior Lender may deem reasonably necessary or advisable to create, preserve, continue, perfect or validate any security interest granted or purported to be granted by it under or pursuant to this Agreement or any Security Document, which power of attorney and registration thereof shall be renewed from time to time as needed to remain effective. Such powers of attorney shall not be used for the incorporation of assets in the Collateral as described in Section 3.09, except if the relevant notarized Peruvian public deeds have not been registered in the corresponding Registry Office within 60 days following the execution thereof.

     (e) Any Security Document governed by the laws of Peru referred to in, and required to be delivered pursuant to, this Article III may be delivered to the Onshore Collateral Agent or to the Offshore Collateral Agent, as applicable.

     (f) All references in this Agreement and in documents that refer to this Agreement for defined terms to "security" or "security interests" shall be deemed to include the conditional assignments referred to in this Article III, whether or not such conditional assignments now or hereafter constitute security interests under the laws of Peru, and any requirement for perfection of conditional assignments under this Article III on or prior to the Closing Date shall be deemed accomplished by appropriate notice of the assignment effected thereby to the counterparty or obligor of the rights assigned thereunder.

     3.10 Rights in Collateral Prior to Enforcement Action.

     (a) Notwithstanding the security interests created and to be created pursuant to this Agreement, unless otherwise provided in this Agreement, or unless the Senior Lenders have directed the Administrative Agent to authorize the Offshore Collateral Agent and the Onshore Collateral Agent to take Borrower Enforcement Action with respect to the Collateral, the Borrower and the Shareholders shall retain and be entitled to exercise all of their respective rights relating to such Collateral, subject to the provisions of this Agreement, the MPA and the Senior Loan Documents, including, without limitation, as follows: (i) possessing and using the Project Property, receiving the revenues and profits to be derived therefrom, and altering or disposing of any part thereof, (ii) exercising all rights relating to the Sales Agreements, including, without limitation, amending the Sales Agreements and instituting and settling proceedings to enforce the Borrower's rights thereunder, (iii) renewing, amending and canceling Insurance policies, making claims and instituting and settling proceedings against insurers thereunder, (iv) exercising all rights relating to the Assigned Agreements and the Notice Sales Agreements, (v) possessing and transferring (in accordance with the Shareholders Agreement) any SMCV Shares, exercising all rights thereunder and receiving the profits to be derived therefrom, (vi) receiving payments of principal and interest on any Subordinated Loans and Subordinated Notes, when payable thereunder, amending any Subordinated Loan Agreements and Subordinated Notes and assigning such Subordinated Loan Agreements and Subordinated Notes, and (vii) amending any of the Assigned Agreements, making waivers and elections thereunder and instituting and settling proceedings for the enforcement of rights thereunder; provided that in respect of the Onshore Accounts and any funds and investments held therein, the Borrower shall be entitled only to withdraw, transfer, apply, invest or otherwise deal with such funds and investments in accordance with the provisions of this Agreement and the Contrato de Cuenta Escrow, whether or not the Borrower has received notice that the Senior Lenders have elected to take Borrower Enforcement Action pursuant to the terms of this Agreement.

     (b) Unless the Senior Lenders have directed the Administrative Agent to instruct the Offshore Collateral Agent and the Onshore Collateral Agent to take Borrower Enforcement Action with respect to such Collateral, each Senior Lender or its Peruvian attorney-in-fact, the Offshore Collateral Agent and the Onshore Collateral Agent (each for the benefit of the Senior Lenders), shall, at the request and cost of the Borrower and the Shareholders, as the case may be, execute such documents and take such action and do such things as may be necessary or convenient to enable such grantor of the security interest in such Collateral to exercise the rights retained by them in such Collateral, and none of the Senior Lenders or their respective attorneys-in-fact, the Offshore Collateral Agent, the Onshore Collateral Agent nor any other Appointed Party shall take any action prior to the taking of such Borrower Enforcement Action (other than any actions expressly permitted by this Agreement to be taken prior to the taking of such Borrower Enforcement Action) that would unreasonably interfere with actions permitted hereunder in respect of such Collateral by the grantor of the security interest in such Collateral.

     3.11 Release of Security Interest.

     (a) The Administrative Agent shall notify, in writing, the Onshore Collateral Agent if prior to the occurrence of the Closing Date and prior to the issuance of any Peruvian Bonds, the Borrower terminates and reduces all Commitments to zero.

     (b) Upon receipt of such notice, to the extent any of the security interests created under Peruvian law as contemplated in this Article III are created prior to the Closing Date, the Onshore Collateral Agent shall release all such security interests, and take all actions necessary to formalize such release.

     3.12 Foreclosure. Without prejudice to mandatory provisions under applicable Peruvian law with respect to the Onshore Collateral Agent,

     (a) After default, a Secured Party may sell, lease, license or otherwise dispose of any or all of the Collateral in its present condition or following any commercially reasonable preparation or processing.

     (b) Every aspect of a disposition of Collateral, including the method, manner, time, place and other terms, must be commercially reasonable. If commercially reasonable, a Secured Party may dispose of Collateral by public or private proceedings, by one or more contracts, as a unit or in parcels, and at any time and on any terms.

     (c) A Secured Party may purchase Collateral (i) at a public disposition, or
(ii) at a private disposition only if the Collateral is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard practice quotations.

     (d) Upon request from the Borrower, a sale of the SMCV Shares pledged to the Secured Parties shall be effected through one or more stock exchange transactions unless such a sale through a stock exchange transaction would impair the ability of the Secured Parties to realize the value of the sold shares.

     (e) Prior to initiating a foreclosure proceeding under any of the Security Documents, the Onshore Collateral Agent or the Offshore Collateral Agent, as the case may be, shall deliver a written certificate executed by an Authorized Officer of the Administrative Agent, indicating that the Requisite Lenders have delivered a Borrower Enforcement Direction pursuant to the terms of this Agreement.

                                   ARTICLE IV

                             SPECIAL ACCOUNTS SYSTEM

     4.01 Creation of the Accounts.

     (a) On or prior to the Closing Date:

          (i) the Trustee shall establish, and thereafter the Trustee shall maintain, in its capacity as trustee, a U.S.$-denominated non-interest bearing trust account (the "Proceeds Account"), which shall be opened in the name of the Trustee in New York, NY and which shall be divided in sub-accounts as contemplated in paragraph (b) below;

          (ii) the Borrower shall open a U.S.$-denominated account (the "Onshore Dollars Account"), which shall be opened in the name of the Borrower with the Onshore Collateral Agent (the "Depository Bank") and into which amounts shall be deposited in accordance with Section 4.11(a) and from which amounts shall be withdrawn in accordance with Section 4.11(b);

          (iii) the Borrower shall open an additional U.S.$-denominated account (the "Operating Onshore Dollars Account"), which shall be opened in the name of the Borrower at Banco de Credito del Peru (the "Onshore Bank") and into which amounts shall be deposited in accordance with Section 4.12(a) and from which amounts shall be withdrawn in accordance with Section 4.12(b);

          (iv) the Borrower shall open a Nuevos Soles denominated account (the "Onshore Nuevos Soles Account"), which shall be opened in the name of the Borrower at the Depository Bank and into which amounts shall be deposited in accordance with Section 4.13(a) and from which amounts shall be withdrawn in accordance with Section 4.13(b); and

          (v) the Borrower shall open an additional Nuevos Soles denominated account (the "Operating Onshore Nuevos Soles Account"), which shall be opened in the name of the Borrower at the Onshore Bank and into which amounts shall be deposited in accordance with Section 4.13(a) and from which amounts shall be withdrawn in accordance with Section 4.13(b).

     (b) The Proceeds Account shall include the following sub-accounts (the "Sub-Accounts"):

          (i)  a "Senior Debt Accumulation Sub-Account";

          (ii) a "Senior Debt Service Reserve Sub-Account";

          (iii) an "Extraordinary Major Maintenance Reserve Sub-Account";

          (iv) a "Tax Contingency Reserve Sub-Account";

          (v)  a "Restricted Payment Sub-Account";

     (c) The Extraordinary Major Maintenance Reserve Sub-Account shall be divided further to include a "Power Generator Reserve Sub-Account".

     (d) Unless otherwise specified, all references herein to any Account (including for purposes of clause (f) below) shall be to such Account together with all Sub-Accounts thereof then constituted and, except as expressly provided, such Sub-Accounts shall be subject to the same restrictions and limitations as the Account to which they relate.

     (e) All moneys held in the Proceeds Account or any sub-account thereof shall be trust funds held by the Trustee in New York, New York for the benefit of the Senior Lenders and the Borrower for the sole purpose of making payments therefrom in accordance with this Agreement and only the Trustee shall have the right to make withdrawals and payments from such accounts, upon instruction or direction, in accordance with this Agreement.

     (f) (i) The Proceeds Account shall be a "securities account" (as such term is defined in Section 8-501(a) of the UCC). The Proceeds Account shall consist of segregated securities accounts, denominated in Dollars and separately established and maintained at a branch of Citibank, N.A., in New York by the Trustee. The Trustee shall act as "securities intermediary" (as such term is defined in Section 8-102(a)(14) of the UCC) with respect to the Proceeds Account.

          (ii) The Proceeds Account (including all security entitlements relating thereto) shall be governed by the law of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, the "securities intermediary's jurisdiction" with respect to the Proceeds Account for the purposes of Section 8-110(e) of the UCC is, and will continue to be for so long as this Agreement is in effect, the State of New York.

          (iii) The Trustee hereby agrees and represents that (A) the Trustee for the benefit of the Lenders will be the sole "entitlement holder" (within the meaning of Section 8-102(a)(7) of the UCC) in respect of the "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC) credited to the Proceeds Account and any instruction or direction from the Trustee with respect to the Proceeds Account as described in this Article IV or elsewhere in this Agreement shall constitute an "entitlement order" (as defined in Section 8-102(a)(8) of the UCC), (B) all property delivered to the Trustee (in such capacity) pursuant to this Agreement or any other Financing Document for deposit in each of the Proceeds Account will be held by the Trustee and promptly credited to the Proceeds Account by an appropriate entry in its records in accordance with this Agreement, (C) all "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC) in registered form or payable to or to the order of and credited to the Proceeds Account shall be registered in the name of, payable to or to the order of, or indorsed to, the Trustee or in blank, or credited to another securities account maintained in the name of the Trustee, and in no case will any financial asset credited to any such Proceeds Account be registered in the name of, payable to or to the order of, or indorsed to, the Borrower except to the extent the foregoing has been subsequently indorsed by the Borrower to the Trustee or in blank, and (D) each item of property (including any security, instrument or obligation, share, participation, interest, or other property whatsoever) credited to the Proceeds Account shall be a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC and shall be treated as a financial asset and the right to them shall constitute a "security entitlement" (as defined under Section 8-102(17) of the UCC).

          (iv) The Trustee does not know (without independent investigation) of any claim to or interest in the Proceeds Account, except for the claims and interests of the parties referred to in this Agreement. The Trustee will not enter into any other agreement with any person relating to any entitlement order with respect to the Proceeds Account.

          (v) The Trustee, in its capacity as securities intermediary, (A) subordinates in favor of the other Secured Parties any security interest, lien, or right of recoupment or setoff it may have, now or in the future, against the Proceeds Account and (B) agrees that it will not exercise any right in respect of such security interest or lien or any such right of recoupment or setoff for so long as this Agreement remains in effect.

     (g) Within 90 days from the Closing Date, the Borrower shall transfer all funds standing to the credit of any of its accounts to the Proceeds Account, the Onshore Dollars Account, the Operating Onshore Dollars Account, the Onshore Nuevos Soles Account, and/or the Operating Onshore Nuevos Soles Account, provided that the aggregate balance standing to the credit of the Onshore Dollars Account, the Operating Onshore Dollars Account, the Onshore Nuevos Soles Account and the Operating Onshore Nuevos Soles Account (together the "Onshore Accounts") shall not exceed the sum of estimated Operating Costs over the next succeeding 60 days and the amount of estimated Onshore Project Costs over the next succeeding 90 days.

     4.02 Transfers to the Proceeds Account.

     (a)  Deposits in the Proceeds Account:

          (i) Funds standing to the credit of the Onshore Accounts may be transferred to the Proceeds Account pursuant to Sections 4.11(b)(i), 4.12(b)(i), 4.13(b)(i), and 4.14(b)(i) or shall be transferred to the Proceeds Account pursuant to Section 4.15.

          (ii) Funds standing to the credit of the Senior Debt Service Reserve Sub-Account, the Extraordinary Major Maintenance Reserve Sub-Account, the Tax Contingency Reserve Sub-Account, the Power Generator Reserve Sub-Account and the Restricted Payment Sub-Account may be transferred to the Proceeds Account pursuant to, respectively, Section 4.05(i), Section, 4.06(i), Section 4.07(i), Section 4.08(i) and Section 4.09(i)(D).

          (iii) The Borrower shall, as soon as practicable but no later than 90 days after the Closing Date, instruct each Buyer, each insurer and each other Person from whom the Borrower is entitled to receive any Proceeds (other than Proceeds from Domestic Sales), insurance proceeds, proceeds of Permitted Indebtedness (other than the Senior Loans), Expropriation Compensation, damages, compensation or revenues of any kind, after the Closing Date (and subject to the provisions of Article VIII of the MPA in the case of insurance proceeds), to remit the same to the Trustee for deposit into the Proceeds Account and if, notwithstanding such instructions, any such payment should be deposited into any other account or paid to any other Person, the Borrower shall promptly deliver such payment (or cause it to be delivered) to the Trustee for deposit into the Proceeds Account.

          (iv) In connection with each issuance of Peruvian Bonds, the Borrower shall cause the proceeds of such issuance to be deposited in the Proceeds Account. The Borrower shall notify the Trustee immediately when the proceeds from the Peruvian Bonds are to be remitted to the Proceeds Account.

     4.03 Transfers from the Proceeds Account.

     (a) On any NY Business Day, the Trustee shall apply the balance standing to the credit of the Proceeds Account as promptly as practicable, in the following order of priority (based upon information contained within the Withdrawal Certificate):

          (i) upon request from the Borrower, to transfer funds credited to the Proceeds Account to the Onshore Dollars Account and/or the Onshore Nuevos Soles Account in an amount up to the difference if positive between (x) the amount of estimated Operating Costs of Borrower over the next succeeding 60 days (and the amount of estimated Onshore Project Costs over the next succeeding 90 days (as reasonably determined by the Borrower or, if the Borrower fails to do so within five (5) Business Days after a request thereof, by the Administrative Agent) and (y) the aggregate balance standing to the credit of the Onshore Accounts;

          (ii) upon request from the Borrower, to make any payment on account of Operating Costs of Borrower or on account of Project Costs of Borrower;

          (iii) upon request from the Borrower or, if the Borrower fails to do so, within five (5) Business Days after request thereof by the Administrative Agent to make any mandatory prepayment of Senior Facility Loans as and when such a mandatory prepayment is required pursuant to the terms of the MPA;

          (iv) upon request from the Borrower to make any voluntary prepayment of the Senior Loans or Senior Facility Loans;

          (v) to the extent funds standing to the credit of the Proceeds Account represent the proceeds of the issuance of the Peruvian Bonds, the Trustee shall, upon request of the Borrower, transfer such funds to prepay the Outstanding Stand-By Amount of the Commercial Banks in whole or in part together with accrued and unpaid interest on the amount so prepaid;

          (vi) if 90 days after the making of the final Advance, proceeds thereof have not been fully applied to the payment of Project Costs, upon request of the Borrower or, if the Borrower fails to do so, within five (5) Business Days after request thereof by the Administrative Agent, the Trustee shall apply such remaining proceeds to prepay the Outstanding Advance Amount of the Senior Facility Lenders as contemplated in Section 3.06(d) of the MPA;

          (vii) upon request from the Borrower, to the extent any Senior Debt Service Reserve Deficiency (as reasonably determined by the Borrower or, if the Borrower fails to do so within five (5) Business Days after a request thereof, by the Administrative Agent) exists, to credit funds to the Senior Debt Service Reserve Sub-Account by debiting the Proceeds Account in an amount equal to such Senior Debt Service Reserve Deficiency;

          (viii) upon request from the Borrower, to the extent any Extraordinary Major Maintenance Reserve Deficiency (as reasonably determined by the Borrower or, if the Borrower fails to do so within five (5) Business Days after a request thereof, by the Administrative Agent) exists, to credit funds to the Extraordinary Major Maintenance Reserve Sub-Account by debiting the Proceeds Account in an amount equal to such Extraordinary Major Maintenance Reserve Deficiency;

          (ix) upon request from the Borrower, to the extent any Tax Contingency Reserve Deficiency (as reasonably determined by the Borrower or, if the Borrower fails to do so within five (5) Business Days after a request thereof, by the Administrative Agent) exists, to credit funds to the Tax Contingency Reserve Sub-Account by debiting the Proceeds Account in an amount equal to such Tax Contingency Reserve Deficiency;

          (x) upon request from the Borrower, to the extent any Power Generator Reserve Deficiency (as reasonably determined by the Borrower or, if the Borrower fails to do so within 5 Business Days after a request thereof, by the Administrative Agent) exists, to credit funds to the Power Generator Reserve Sub-Account by transferring funds standing to the credit of the Proceeds Account in an amount equal to such Power Generator Reserve Deficiency to the Extraordinary Major Maintenance Reserve Sub-Account for further credit to the Power Generator Reserve Sub-Account; and

          (xi) upon request from the Borrower, to credit funds to the Restricted Payment Sub-Account by debiting the Proceeds Account;

provided that, for purposes of subclauses (i) and (ii), Operating Costs shall not include Extraordinary Major Maintenance Expenditures, Borrower's obligations with respect to any Royalty Tax Claim and costs and expenses incurred for the construction of the Power Generation Facility, to the extent funds are available for payment of the same in the Extraordinary Major Maintenance Reserve Sub-Account, the Tax Contingency Reserve Sub-Account or the Power Generator Reserve Sub-Account, as the case may be.

     (b) On any Monthly Transfer Date after the date of Start-Up of Commercial Production, the Trustee shall apply the balance standing to the credit of the Proceeds Account in the following order of priority (based upon information contained within the Withdrawal Certificate):

          (i) First, to make the transfers requested by Borrower pursuant to clauses (a)(i) and (a)(ii) above, if any;

          (ii) Second, to credit funds to the Senior Debt Accumulation Sub-Account by debiting the Proceeds Account in an amount equal to the difference between the Required Senior Debt Accumulation Amount (as reasonably determined by the Borrower or, if the Borrower fails to do so within five (5) Business Days after a request thereof, by the Administrative Agent) and the balance of the Senior Debt Accumulation Sub-Account immediately prior to such credit; and

          (iii) Third, to make any other transfers requested by Borrower pursuant to clause (a)(iii) through (a)(xi) above.

     (c) On any NY Business Day, upon instructions from the Administrative Agent (acting upon instructions from the Majority Facility Lenders), the Trustee shall, as instructed by the Administrative Agent, use funds credited to the Proceeds Account to make any payment to obtain such insurance coverage or pay premium due on existing coverage, that the Borrower has not obtained or paid in accordance with Appendix II to the Master Participation Agreement.

     (d) On any Payment Date, the Trustee shall transfer funds credited to the Proceeds Account as contemplated in Section 4.10.

     4.04 Transfers from Senior Debt Accumulation Sub-Account. On any Payment Date, the Trustee shall (based upon information contained within the Withdrawal Certificate) apply the balance standing to the credit of the Senior Debt Accumulation Sub-Account to pay all Senior Loans Obligations due and payable on such date (as reasonably determined by the Borrower or, if the Borrower fails to do so within five (5) Business Days after a request thereof, by the Administrative Agent).

     4.05 Transfers from Senior Debt Service Reserve Sub-Account. The Trustee shall apply the balance standing to the credit of the Senior Debt Service Reserve Sub-Account as follows (based upon information contained within the Withdrawal Certificate):

          (i) On any NY Business Day, upon request from the Borrower, to the extent any Senior Debt Service Reserve Excess (as reasonably determined by the Borrower or, if the Borrower fails to do so within five (5) Business Days after a request thereof, by the Administrative Agent) exists, the Trustee shall credit funds to the Proceeds Account by debiting the Senior Debt Service Reserve Sub-Account in an amount equal to such Senior Debt Service Reserve Excess.

          (ii) On any NY Business Day, to the extent that (x) no funds are credited to the Proceeds Account and (y) the balance standing to the credit of the Senior Debt Service Reserve Sub-Account exceeds fifty percent (50%) of the next succeeding Senior Debt Service Installment (such excess, the "Senior Debt Service Reserve Releasable Amount") upon request from the Borrower, the Trustee shall transfer funds credited to the Senior Debt Service Reserve Sub-Account, up to the Senior Debt Service Reserve Releasable Amount to make any transfer or payment permitted to be made under Section 4.03(a)(i) and 4.03(a)(ii).

          (iii) On any NY Business Day upon request from the Borrower, to make a Restricted Payment, subject to prior receipt by the Trustee of an Acceptable Credit Support Instrument in the amount of such Restricted Payment.

          (iv) On any Payment Date, as contemplated in Section 4.10.

     4.06 Transfers from Extraordinary Major Maintenance Reserve Sub-Account. The Trustee shall apply the balance standing to the credit of the Extraordinary Major Maintenance Reserve Sub-Account as follows (based upon information contained within the Withdrawal Certificate):

          (i) On any NY Business Day, upon request from the Borrower, to the extent any Extraordinary Major Maintenance Reserve Excess (as reasonably determined by the Borrower or, if the Borrower fails to do so within five
     (5) Business Days after a request thereof, by the Administrative Agent) exists, the Trustee shall credit funds to the Proceeds Account by debiting the Extraordinary Major Maintenance Reserve Sub-Account in an amount equal to such Extraordinary Major Maintenance Reserve Excess.

          (ii) On any NY Business Day, upon request from the Borrower, to pay for Extraordinary Major Maintenance Expenditures that are due and payable.

          (iii) On any NY Business Day, upon request from the Borrower, to make a Restricted Payment, subject to prior receipt by the Trustee of an Acceptable Credit Support Instrument in the amount of such Restricted Payment.

          (iv) On any Payment Date, as contemplated in Section 4.10.

     4.07 Transfers from the Tax Contingency Reserve Sub-Account. The Trustee shall apply the balance standing to the credit of the Tax Contingency Reserve Sub-Account as follows (based upon information contained within the Withdrawal Certificate):

          (i) On any NY Business Day, upon request from the Borrower, to the extent any Tax Contingency Reserve Excess (as reasonably determined by the Borrower or, if the Borrower fails to do so within five (5) Business Days after a request thereof, by the Administrative Agent) exists, the Trustee shall credit funds to the Proceeds Account by debiting the Tax Contingency Reserve Sub-Account in an amount equal to such Tax Contingency Reserve Excess so long as the Borrower delivers to the Trustee with a copy to the Administrative Agent a certificate certifying that the funds remaining in the account are no less than Tax Contingency Reserve Amount as determined in accordance with United States GAAP.

          (ii) On any NY Business Day, upon request from the Borrower, to satisfy and pay in whole or in part and by way of settlement or otherwise Borrower's obligations with respect to any Royalty Tax Claim.

          (iii) On any NY Business Day, upon request from the Borrower, to make a Restricted Payment, subject to prior receipt by the Trustee of an Acceptable Credit Support Instrument in the amount of such Restricted Payment.

          (iv) On any Payment Date, as contemplated in Section 4.10.

     4.08 Transfers from the Power Generator Reserve Sub-Account. The Trustee shall apply the balance standing to the credit of the Power Generator Reserve Sub-Account as follows(based upon information contained within the Withdrawal Certificate):

          (i) On any NY Business Day, upon request from the Borrower, to the extent any Power Generator Reserve Excess (as reasonably determined by the Borrower or, if the Borrower fails to do so within 5 Business Days after a request thereof, by the Administrative Agent) exists, the Trustee shall credit funds to the Proceeds Account by debiting the Power Generator Reserve Sub-Account in an amount equal to such Power Generator Reserve Excess.

          (ii) On any NY Business Day, upon request from the Borrower, to pay for costs and expenses incurred for the construction of the Power Generation Facility, as they become due.

          (iii) On any NY Business Day, upon request from the Borrower, to make a Restricted Payment, subject to prior receipt by the Trustee of an Acceptable Credit Support Instrument in the amount of such Restricted Payment.

          (iv) On any Payment Date, as contemplated in Section 4.10.

     4.09 Transfers from the Restricted Payment Sub-Account. The Trustee shall apply the balance standing to the credit of the Restricted Payment Sub-Account as follows (based upon information contained within the Withdrawal Certificate):

          (i) On any NY Business Day, upon request from the Borrower:

               (A) to make any Permitted Incremental Capital Expenditures or Permitted Ancillary Capital Expenditures;

               (B) to make any Restricted Payment subject to prior receipt by the Trustee of a duly completed Restricted Payment Certificate;

               (C) to make any Restricted Payment, subject to prior receipt by the Trustee of a duly completed Partial Restricted Payment Certificate and of an Acceptable Credit Support Instrument in the amount of such Restricted Payment; and

               (D) to the Proceeds Account;

     provided that, if on a given NY Business Day, the Borrower instructs the Trustee to make several of the transfers and payments described in sub-clauses (A) through (D) above, the balance standing to the credit of the Restricted Payment Sub-Account on such Business shall be applied first to make the payments described in sub-clause (A), second to make the payments described in sub-clause (B), third to make the payments described in sub-clause (C) and fourth to make the transfer described in sub-clause
     (D).

          (ii) On any Payment Date, as contemplated in Section 4.10.

     4.10 Withdrawals to Pay Senior Loans Obligations. If on a Payment Date the balance of the Senior Debt Accumulation Sub-Account is not sufficient to pay in full all Senior Loans Obligations (as reasonably determined by the Borrower or, if the Borrower fails to do so within 5 Business Days after a request thereof, by the Administrative Agent) scheduled to be paid on such date, the Trustee shall, not later than 11:00 a.m. New York time on such Payment Date, withdraw funds from the Proceeds Account by debiting the Proceeds Account and the following Sub-Accounts, in strict conformity with the following order of priority, in such amounts as may be necessary in order to pay in full such Senior Loans Obligations:

          (i) First, from the Restricted Payment Sub-Account, to the extent of the funds credited thereto.

          (ii) Second, from the Senior Debt Service Reserve Sub-Account, to the extent of the funds credited thereto;

          (iii) Third, from the Proceeds Account, to the extent of the funds credited thereto;

          (iv) Fourth, from the Power Generator Reserve Sub-Account, to the extent of the funds credited thereto;

          (v) Fifth, from the Tax Contingency Reserve Sub-Account, to the extent of the funds credited thereto; and

          (vi) Sixth, from the Extraordinary Major Maintenance Reserve Sub-Account, to the extent of the funds credited thereto;

     4.11 Onshore Dollars Account.

     (a)  Deposits into Onshore Dollars Account.

          (i) Each Senior Facility Lenders shall cause the proceeds of all Senior Facility Loans provided by it to be deposited into the Onshore Dollars Account.

          (ii) Deposits may be made into the Onshore Dollars Account by transferring funds from the Proceeds Account in accordance with Section 4.03(a) or Section 4.05(ii).

          (iii) Deposits may be made into the Onshore Dollars Account by transferring funds from the Operating Onshore Dollars Account in accordance with Section 4.12(b)(ii).

          (iv) Deposits may be made into the Onshore Dollars Account by transferring funds from the Onshore Nuevos Soles Account in accordance with
     Section 4.13(b)(ii).

          (v) In addition, the Borrower shall, promptly but in any event within 15 Business Days of the Closing Date, instruct each Buyer from whom the Borrower is entitled to receive any Proceeds from Domestic Sales to pay the same into the Onshore Dollars Account and if, notwithstanding such instructions, any such payment should be deposited into any other account or paid to any other Person, Borrower shall promptly deliver such payment (or cause it to be delivered) into the Onshore Dollars Account.

     (b)  Transfers from the Onshore Dollars Account.

          (i) On any Peruvian Business Day, the Borrower shall have the right to withdraw funds from the Onshore Dollars Account to (x) make any payment on account of Operating Costs of Borrower and of Project Costs and (y) credit funds to the Proceeds Account.

          (ii) On any Peruvian Business Day, the Borrower shall have the right to transfer funds from the Onshore Dollars Account to the Operating Onshore Dollars Account and the Onshore Nuevos Soles Account.

     4.12 Operating Onshore Dollars Account.

     (a)  Deposits into Operating Onshore Dollars Account.

          (i) Deposits may be made into the Operating Onshore Dollars Account by transferring funds from the Onshore Dollars Account in accordance with
     Section 4.11(b)(ii).

          (ii) Deposits may be made into the Operating Onshore Dollars Account by transferring funds from the Operating Onshore Nuevos Soles Account in accordance with Section 4.14(b)(ii).

     (b)  Transfers from the Operating Onshore Dollars Account.

          (i) On any Peruvian Business Day, the Borrower shall have the right to withdraw funds from the Operating Onshore Dollars Account to (x) make any payment on account of Operating Costs of Borrower and of Project Costs and
     (y) credit funds to the Proceeds Account.

          (ii) On any Peruvian Business Day, the Borrower shall have the right to transfer funds from the Operating Onshore Dollars Account to the Operating Onshore Nuevos Soles Account and the Onshore Dollars Account.

     4.13 Onshore Nuevos Soles Account.

     (a)  Deposits into Onshore Nuevos Soles Account.

          (i) Deposits may be made into the Onshore Nuevos Soles Account by transferring funds from the Proceeds Account in accordance with Section 4.03(a) or Section 4.05(ii).

          (ii) Deposits may be made into the Onshore Nuevos Soles Account by transferring funds from the Operating Onshore Nuevos Soles Account in accordance with Section 4.14(b)(ii).

          (iii) Deposits may be made into the Onshore Nuevos Soles Account by transferring funds from the Onshore Dollars Account in accordance with
     Section 4.11(b)(ii).

     (b)  Transfers from the Onshore Nuevos Soles Account.

          (i) On any Peruvian Business Day, the Borrower shall have the right to withdraw funds from the Onshore Nuevos Soles Account to (x) make any payment on account of Operating Costs of Borrower and of Project Costs and
     (y) credit funds to the Proceeds Account.

          (ii) On any Peruvian Business Day, the Borrower shall have the right to transfer funds from the Onshore Nuevos Soles Account to the Operating Onshore Nuevos Soles Account and the Onshore Dollars Account.

     4.14 Operating Onshore Nuevos Soles Account.

     (a)  Deposits into Operating Onshore Nuevos Soles Account.

          (i) Deposits may be made into the Operating Onshore Nuevos Soles Account by transferring funds from the Onshore Nuevos Soles Account in accordance with Section 4.13(b)(ii).

          (ii) Deposits may be made into the Operating Onshore Nuevos Soles Account by transferring funds from the Operating Onshore Dollars Account in accordance with Section 4.12(b)(ii).

     (b)  Transfers from the Operating Onshore Nuevos Soles Account.

          (i) On any Peruvian Business Day, the Borrower shall have the right to withdraw funds from the Operating Onshore Nuevos Soles Account to (x) make any payment on account of Operating Costs of Borrower and of Project Costs and (y) credit funds to the Proceeds Account.

          (ii) On any Peruvian Business Day, the Borrower shall have the right to transfer funds from the Operating Onshore Nuevos Soles Account to the Operating Onshore Dollars Account and the Onshore Nuevos Soles Account.

     4.15 Provisions Common to the Onshore Accounts. On any Peruvian Business Day, if the aggregate balance standing to the credit of the Onshore Accounts exceeds the sum of the amount of estimated Operating Costs and Onshore Project Costs of Borrower over the next succeeding 60 days (or following the receipt by Borrower of the notice specified in Section 5.01(a)(vii), 30 days) and Onshore Project Costs over the next succeeding 90 days (or following the receipt by Borrower of the notice specified in Section 5.01(a)(vii), 30 days) (as reasonably determined by the Borrower) (the "Onshore Accounts Cap") by more than US$50,000, the Borrower shall promptly instruct the Depository Bank or the Onshore Bank, as the case may be, to effect a transfer of funds from the various Onshore Accounts to the Proceeds Account in such amount as necessary so that the aggregate balances standing to the credit of the Onshore Accounts after such transfer or transfers do not exceed the Onshore Accounts Cap. The Borrower shall have the right at its discretion to decide from which Onshore Accounts such transfers shall be made.

     4.16 Directions for Withdrawal and Transfer. Any direction or instruction required or authorized to be given hereunder to the Trustee, the Offshore Collateral Agent or the Onshore Collateral Agent for the withdrawal or transfer of moneys in an Account shall be given by a Withdrawal Certificate, by facsimile, and in any other manner that the Trustee, the Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, may agree to accept (subject to normal and customary verification requirements), in each case from persons designated and identified in an Incumbency Certificate (substantially in the form attached hereto as Exhibit L) to the Trustee, the Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, for such purpose by the Borrower. All requests for transfers must be received by the Trustee by 3:00 p.m. New York time. Any request received after 3:00 p.m. New York time shall be deemed received on the next Business Day.

     4.17 Waterfall During Continuation of Borrower Event of Default or Event of Political Force Majeure. After the Trustee and the Borrower have received a notice from the Administrative Agent pursuant to Section 5.01(a)(iii) or Section
5.10 of this Agreement directing the Trustee and the Borrower to apply funds in the Accounts as contemplated in this Section 4.17 (and until such time as the Trustee and the Borrower shall have received a notice from the Administrative Agent pursuant to Section 5.01(a)(iii) or Section 5.10, to no longer apply the funds in the Accounts as contemplated in this Section 4.17), the Trustee shall continue to apply funds standing to the credit of the Proceeds Account and its Sub-Accounts and the Borrower shall continue to apply funds standing to the credit of the Onshore Accounts, as contemplated in this Article IV, except that:

          (i) Upon receipt of such notice from the Administrative Agent, the Trustee shall apply the balance standing to the credit of the Restricted Payment Sub-Account to credit the Proceeds Account and, thereafter, the Trustee shall not make any further credit to the Restricted Payment Sub-Account pursuant to Section 4.03(a); and

          (ii) References to Operating Costs in Section 4.03(a), 4.11(b), 4.12(b), 4.13(b) and 4.14(b) shall be replaced by references to Limited Operating Costs.

     4.18 Waterfall Following Borrower Enforcement Direction. After receipt by the Administrative Agent of a Borrower Enforcement Direction that requires funds standing to the credit of the Accounts to be applied as contemplated in this
Section 4.18, the Trustee shall operate the Proceeds Account and its Sub-Accounts as set forth in this Section 4.18 and the Onshore Collateral Agent shall have the exclusive right to direct transfers of funds on deposit in the Onshore Accounts. On any Business Day, the Trustee shall apply funds standing to the credit of the Proceeds Account and its Sub-Accounts and the Onshore Collateral Agent shall apply funds standing to the credit of the Onshore Accounts in the following order of priority and no application at any such priority level shall be made if any application remains to be made at any higher priority level:

          (i) First, to pay all fees, compensation, costs, charges, expenses and indemnities due to any of the Appointed Parties (as determined by such Appointed Party or, if such Appointed Party fails to do so within 5 Business Days after a request thereof, by the Borrower);

          (ii) Second, to the payment (as determined by the Administrative Agent or, if the Administrative Agent fails to do so within 5 Business Days after a request thereof, by the Borrower), in such order of priority, of:

               (A) the whole amount of Senior Loans Obligations that are fees, commissions, indemnities and reimbursement expenses;

               (B) interest (including post-default interest);

               (C) principal; and

               (D) all other amounts owing in respect of such Senior Loans Obligations;

     and in case such moneys shall not be sufficient to pay in full the whole amount so due and unpaid under either clause (A), (B), (C) or (D), then to make Pro Rata Payments, without any preference or priority, to each Senior Lender; and

          (iii) Third, as directed by the Borrower, any portion of such funds remaining after application pursuant to clauses "first" and "second" above.

     4.19 Acceptable Credit Support Instruments.

     (a) All references in this Agreement to funds standing to the credit of any of the Accounts or Sub-Accounts shall include all Acceptable Credit Support Instruments provided with respect thereto.

     (b) The Trustee shall, without need for further instruction or authorization, make drawings under any Acceptable Credit Support Instrument, held by it at any time that a payment or transfer is required to be made from a Sub-Account with respect to which such Acceptable Credit Support Instrument has been delivered to the Trustee and sufficient funds are not then available in such Sub-Account (after any necessary liquidation of Permitted Investments therein pursuant to Section 4.20(b)) to make the full amount of such payment or transfer. In such a case, the Trustee shall draw under the Acceptable Credit Support Instrument such amount (up to the aggregate undrawn amount of such Acceptable Credit Support Instrument) as may be necessary to make the full amount of such required payment or transfer. In addition, (i) at any time after receipt by the Trustee of a Borrower Enforcement Direction, the Trustee shall draw under such Acceptable Credit Support Instrument(s) specified in such Enforcement Direction, in the amounts and at the times specified in such Enforcement Direction and (ii) at any time (A) that any Acceptable Credit Support Instrument is scheduled to expire during the following fifteen (15) Business Days and (B) no Acceptable Credit Support Instrument, with a later expiry date and in a face amount greater than or equal to the undrawn amount of the expiring Acceptable Credit Support Instrument has been delivered to the Trustee in replacement therefor, the Trustee shall draw under the Acceptable Credit Support Instrument so expiring, the full undrawn amount of such Acceptable Credit Support Instrument.

     (c) At any time prior to a Borrower Enforcement Direction and at the written request of the Borrower, the Trustee shall return to the Borrower:

          (i) any Acceptable Credit Support Instrument provided with respect to the Senior Debt Service Reserve Sub-Account, the Extraordinary Major Maintenance Reserve Sub-Account, the Tax Contingency Reserve Sub-Account and the Power Generator Sub-Account if (and only to the extent that) a Senior Debt Service Reserve Excess, an Extraordinary Major Maintenance Reserve Excess, a Tax Contingency Reserve Excess or a Power Generator Reserve Excess, as the case may be, exists (in each case (x) as identified by the Borrower to the Administrative Agent at least 15 Business Days prior to the proposed date for the return of such Acceptable Credit Support Instrument and so long as the Administrative Agent acting upon instructions from the Majority Lenders does not object to such determination within 15 Business Days of such identification and (y) it being understood that the Trustee shall have no duty to verify whether the events set forth above have occurred); and

          (ii) any Acceptable Credit Support Instrument provided with respect to a Restricted Payment made in the circumstances contemplated under Section 4.09(i)(C) if the Borrower provides the Trustee with a duly completed Restricted Payment Certificate in replacement of the Partial Restricted Payment Certificate in connection with which the Borrower had previously provided the Acceptable Credit Support Instrument.

     4.20 Investment of Funds in Accounts.

     (a) Unless a Borrower Event of Default shall be Continuing, the Trustee shall invest funds (and vary and redeem such investments) in the Proceeds Account and its Sub-Accounts, as directed by the Borrower, and the Borrower shall have the right to cause the investment of funds in the Onshore Accounts, provided in each case that such investment is a Permitted Investment. During the Continuance of a Borrower Event of Default, investments in Permitted Investments shall be made as directed by the Administrative Agent (acting upon instructions from the Majority Lenders) or as directed by the Borrower if the Administrative Agent (acting upon instructions from the Majority Lenders) so agrees.

     (b) Whenever the Trustee is directed or authorized in accordance with the terms hereof to make a transfer of funds among Accounts or Sub-Accounts, after application of all other available funds, the Trustee shall allocate to the Account or Sub-Account to which such funds are to be transferred a portion of any Permitted Investment that would otherwise have to be liquidated to accomplish such transfer in an amount corresponding to the amount to be so transferred. Whenever the Trustee is directed or authorized in accordance with the terms hereof to make a transfer of funds from the Accounts (unless such transfer is between Accounts or Sub-Accounts), if, after application of all other available funds, liquidation of a Permitted Investment is necessary to make any such transfer, the Trustee is authorized to liquidate such Permitted Investment. If any Permitted Investment so liquidated is then allocated to more than one Account or Sub-Account, and it is not possible to liquidate only the portion of such Permitted Investment allocated to the Account or Sub-Account from which such transfer is to be made, then the entire Permitted Investment shall be liquidated, and the proceeds of such liquidation shall be allocated to the Accounts or Sub-Accounts involved in the same proportion as the allocation of such Permitted Investment, except that the net costs and expenses, if any, of such liquidation (including any loss of principal) shall be allocated entirely to the Account or Sub-Account from which the transfer of funds was required to be made. The Trustee shall liquidate all those Permitted Investments which can be liquidated without interest cost or penalty before it shall liquidate any Permitted Investment, the liquidation of which would involve an interest cost or penalty. The Trustee shall have no liability with respect to any interest cost or penalty on the liquidation of any Permitted Investment pursuant to this
Section 4.20(b).

     (c) The Trustee shall have no liability with respect to Permitted Investments (or any losses resulting therefrom) made at the direction of the Borrower or the Administrative Agent pursuant to clause (a) or (b) of this
Section 4.20.

     (d) All references in this Agreement to the Accounts and to cash, moneys or funds therein or balances thereof shall include the investments in which such moneys are then invested.

     (e) The Trustee may execute any investment instruction provided to it in respect of the Permitted Investments through its Affiliates, and neither the Trustee nor its Affiliates shall have a duty to monitor the investment rating of any such Permitted Investments. The Trustee will have no obligation to invest or reinvest any funds if all or a portion of such funds are deposited with the Trustee after 4:00 p.m. New York time on the day of deposit. Instructions to invest or reinvest that are received after 4:00 p.m. New York time will be treated as if received on the following business day in New York. The Trustee will have the power to sell or liquidate Permitted Investments whenever the Trustee will be required to make a transfer pursuant to the terms hereof. The Trustee will have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of any funds. Any interest or other income received on Permitted Investments will become part of the trust funds held by the Trustee in accordance with the terms hereof and will be deemed to be funds of the Borrower for U.S. tax purposes. If a selection is not made, the balance standing to the credit of the Proceeds Account will remain uninvested with no liability for interest therein. It is agreed and understood that the Trustee may earn fees associated with Permitted Investments.

     4.21 Currencies. Unless a Borrower Event of Default shall be Continuing, all exchanges or purchases of currencies, including currency conversions in connection with transfers of funds between an Onshore Account denominated in Dollars and an Onshore Account denominated in Nuevos Soles (or vice versa), shall be directed by the Borrower. In the event that the Borrower directs the Onshore Collateral Agent to make such exchange or purchase, the Onshore Collateral Agent shall effect such exchange or purchase as directed, and the cost and expense of all such transactions shall be for the account of the Borrower. The Onshore Collateral Agent shall not be responsible for any losses occurring as the result of any conversions, exchanges or purchases of currencies hereunder unless such loss was the result of the Onshore Collateral Agent's gross negligence or willful misconduct. During the Continuance of a Borrower Event of Default, foreign exchange transactions shall be made as directed by the Administrative Agent (acting upon instructions from the Majority Lenders), or as directed by the Borrower if the Administrative Agent (acting upon instructions from the Majority Lenders) so agrees.

     4.22 Interest. Any interest or other earnings accrued on any balances in any Account or Sub-Account, or on any investment thereof, shall be credited to and accumulated in such Account or Sub-Account and thereafter be applied without differentiation from other funds in such Account or Sub-Account.

     4.23 Reports to the Borrower and the Senior Lenders.

     (a) The Trustee shall deliver to the Borrower and to the Administrative Agent a report with respect to the Proceeds Account and its Sub-Accounts, setting forth in reasonable detail all deposits to and disbursements from such Account and Sub-Accounts, including the date on which made, and the balances of and any investments in such Account and Sub-Accounts.

     (b) Such reports shall be delivered within 15 Business Days after the end of the calendar month during which the Closing Date occurs and each calendar month thereafter, to the Borrower and to the Administrative Agent.

     (c) The Borrower shall be given remote access (including the ability to print reports) to the Proceeds Account and its Sub-Accounts.

     (d) The Trustee shall provide any additional information or reports relating to the Proceeds Account and its Sub-Accounts and the transactions therein and the Acceptable Credit Support Instrument reasonably requested from time to time by the Borrower or the Administrative Agent (acting upon instructions from any Senior Lender).

     (e) The Borrower shall cause the Depository Bank to deliver to the Administrative Agent, within 15 Business Days after the end of the calendar month during which the Closing Date occurs and each calendar month thereafter, a report with respect to the Onshore Dollars Account and the Onshore Nuevos Soles Account, setting forth in reasonable detail all deposits to and disbursements from such Accounts, including the date on which made, and the balances of and any investments in such Accounts.

     4.24 Limitations on Trustee's, Offshore Collateral Agent's and Onshore Collateral Agent's Duties. Except as set forth in Section 7.05 hereof, none of the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent shall have any duty to, nor shall it, consider (i) whether any notice, direction or certificate given by the Borrower or the Administrative Agent pursuant to this Article IV or otherwise is true or correct, (ii) whether a transfer, withdrawal or disposition of funds from any Account that the Borrower or the Administrative Agent directs the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent to make is for a purpose set forth in this Article IV,
(iii) whether any investment directed to be made by the Borrower or the Administrative Agent is a Permitted Investment or (iv) whether a transfer of funds among or between Accounts or Sub-Accounts is for a purpose set forth in this Article IV. In fulfilling its duties hereunder with respect to operation of the Accounts in compliance with the requirements of this Agreement, the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent shall be required to use the degree of care required of it under applicable law and by this Agreement.

     4.25 Books and Records.

     (a) The Trustee and the Offshore Collateral Agent shall maintain all such accounts, books and records as may be necessary properly to record all transactions carried out by it with respect to the Proceeds Account and its Sub-Accounts. The Trustee and the Offshore Collateral Agent shall permit the Borrower and the Administrative Agent (acting upon instructions from the Majority Lenders) to examine such accounts, books and records, provided that any such examination shall occur upon reasonable notice and during normal business hours.

     (b) The Borrower shall cause each of the Depository Bank and the Onshore Bank to maintain all such accounts, books and records as may be necessary properly to record all transactions carried out by it with respect to the Onshore Accounts maintained by it. The Borrower shall cause the Depository Bank and the Onshore Bank to permit the Administrative Agent (acting upon instructions from the Majority Lenders) to examine such accounts, books and records, provided that any such examination shall occur upon reasonable notice and during normal business hours.

     4.26 Stamp and Other Similar Taxes. The Borrower agrees to indemnify and hold harmless the Trustee and the Collateral Agents from, and shall reimburse the Trustee and the Collateral Agents for, any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, the Financing Document, or the trust created hereunder. The obligations of the Borrower under this Section shall survive the termination of the other provisions of this Agreement.

     4.27 Inadequately Identified Amounts. In the event that the Offshore Collateral Agent or the Onshore Collateral Agent receives any amount which is inadequately or incorrectly identified as to the Account into which such amount is to be credited, the Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, shall notify the Administrative Agent of such event and shall request instructions as to the Account into which such amount should be credited. The Offshore Collateral Agent shall credit such amount to the Proceeds Account and the Onshore Collateral Agent shall credit such amount to the Onshore Dollars Account (in the case of U.S.$) or to the Onshore Nuevos Soles Account (in the case of Nuevos Soles) until such time as they receive instructions from the Administrative Agent stating that such amount should be credited to another Account in accordance with this Agreement, in which case they shall credit such amount to the Account designated by the Administrative Agent.

                                   ARTICLE V

                                    REMEDIES

     5.01 First Stage Remedies.

     (a) Remedies other than Acceleration. At any time during the Continuance of a Borrower Event of Default:

          (i) each Senior Facility Lender shall have the right to apply the relevant interest rate provided for in its Senior Facility Loan Agreement;

          (ii) the Common Representative shall have the right to apply the relevant interest rate provided for in the Peruvian Bonds Indenture, relevant Supplemental Indenture or relevant Offering Circular, as the case may be;

          (iii) the Administrative Agent (acting upon instructions from the Majority Lenders) shall have the right to send a notice to the Trustee and the Borrower directing the Trustee and the Borrower to apply funds in the Accounts as contemplated in Section 4.17, provided that upon the subsequent delivery of a Borrower Cessation Notice to the Administrative Agent, the Administrative Agent shall promptly send a notice to the Trustee and the Borrower directing the Trustee and the Borrower to no longer apply funds in the Accounts as contemplated in Section 4.17;

          (iv) the Administrative Agent (acting upon instructions from the Majority Lenders) shall have the right to direct the investment of funds in the Accounts and to direct foreign exchange transactions;

          (v) the Administrative Agent (acting upon instructions from the Majority Lenders) shall have the right, at its option, to require the Borrower to require the Operator to, for the full term of the Operator's Agreement, continue to provide management and support services, and render sales assistance, on the same terms and conditions as those contained in the Operator's Agreement as in effect at the time of such Borrower Event of Default (provided that such terms and conditions may be amended by agreement between the Operator and the Administrative Agent except that the Borrower shall require the Operator to (if the Administrative Agent so elects) perform such services and render such assistance at the direction of a committee or other group of representatives of the Senior Lenders);

          (vi) if the Operator is in breach of any of its material obligations under the Operator's Agreement, the Administrative Agent (acting upon instructions from the Majority Lenders) shall, without limitation to all other rights and remedies it may exercise hereunder, have the right to request the Borrower in writing to, and upon such written request the Borrower shall, terminate the Operator's Agreement and appoint, as a replacement Operator, an Acceptable PD Replacement identified by the Administrative Agent (acting upon instructions from the Majority Lenders), provided that any such termination shall not become effective until the earlier of (i) the designation of such Acceptable PD Replacement, as a replacement Operator, and (ii) the date six months after the Operator has been notified by the Administrative Agent of such required termination. The Borrower shall notify the Administrative Agent of any such termination and designation of a new Operator; and

          (vii) the Administrative Agent (acting upon instructions from the Majority Lenders) shall have the right to require the Borrower to limit the aggregate balance allowed to be held, on any Peruvian Business Day, to the Onshore Accounts to the sum of the amount of estimated Operating Costs and Onshore Project Costs of Borrower over the next succeeding 30 days.

     (b)  Acceleration.

          (i) At any time during the Continuance of a Borrower Payment Event of Default, a Borrower Abandonment Event of Default or a Borrower Completion Event of Default, the "Required Senior Lender Majority" (as defined below) shall have the right by written notice to the Borrower (for the purpose of this provision, the notice from the Peruvian Bondholders shall only be given by the Common Representative on behalf of the Peruvian Bondholders pursuant to appropriate Peruvian Bondholders voting requirement under the Peruvian Bonds Indenture):

               (A) To declare the Commitments of all Senior Lenders to be cancelled and terminated whereupon the same shall be immediately cancelled and terminated; and/or

               (B) To declare all Senior Loans Obligations payable to all Senior Lenders to be immediately due and payable, whereupon the same shall become immediately due and payable, without further notice and without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

          For the purpose of this paragraph (i), the "Required Senior Lender Majority" shall mean (i) 30 days after the occurrence of the relevant Borrower Event of Default, the Supermajority Lenders, (ii) 90 days after the occurrence of the relevant Borrower Event of Default, the Majority Lenders and (iii) 225 days after the occurrence of the relevant Borrower Event of Default, (A) (x) prior to the Availability Period End Date, Senior Lenders representing at least 20% of the Aggregate Committed Amounts and the Aggregate Issued Bond Amount and (y) after the Availability Period End Date, Senior Lenders holding Senior Loans with an Outstanding Advance Amount equal to at least 20% of the Outstanding Advance Amount of the Senior Loans held by all Senior Lenders, and (B) at least two (2) Senior Lenders.

          (ii) At any time upon the occurrence of the Borrower Bankruptcy Event of Default, the Commitments of the Senior Lenders shall automatically be terminated and all Senior Loans Obligations payable to all Senior Lenders shall automatically become immediately due and payable, without further notice and without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

          (iii) At any time during the Continuance of a Borrower Expropriation Event of Default, the "Required Senior Lender Majority" (as defined below) shall have the right by written notice to the Borrower (for the purpose of this provision, the notice from the Peruvian Bondholders shall only be given by the Common Representative on behalf of the Peruvian Bondholders pursuant to appropriate Peruvian Bondholders voting requirement under the Peruvian Bonds Indenture):

               (A) To declare the Commitments of all Senior Lenders to be cancelled and terminated whereupon the same shall be immediately cancelled and terminated; and/or

               (B) To declare all Senior Loans Obligations payable to all Senior Lenders to be immediately due and payable, whereupon the same shall become immediately due and payable, without further notice and without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

          For the purpose of this paragraph (iii), the "Required Senior Lender Majority" shall be (i) 30 days after the occurrence of the relevant Borrower Event of Default, the Supermajority Lenders, and (ii) 90 days after the occurrence of the relevant Borrower Event of Default, the Majority Lenders.

          (iv) At any time during the Continuance of a Borrower Event of Default (other than a Borrower Event of Default described in clauses (i), (ii) and (iii) of this Section 5.01(b)), the "Required Senior Lender Majority" (as defined below) shall have the right by written notice to the Borrower (for the purpose of this provision, the notice from the Peruvian Bondholders shall only be given by the Common Representative on behalf of the Peruvian Bondholders pursuant to appropriate Peruvian Bondholders voting requirement under the Peruvian Bonds Indenture):

               (A) To declare the Commitments of all Senior Lenders to be cancelled and terminated whereupon the same shall be immediately cancelled and terminated; and/or

               (B) To declare all Senior Loans Obligations payable to all Senior Lenders to be immediately due and payable, whereupon the same shall become immediately due and payable, without further notice and without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

          For the purpose of this paragraph (iv), the "Required Senior Lender Majority" shall be (i) 180 days after the occurrence of the relevant Borrower Event of Default, the Supermajority Lenders, and (ii) 360 days after the occurrence of the relevant Borrower Event of Default, the Majority Lenders.

     (c)  Rescission of Acceleration.

          (i) Upon the delivery of a Borrower Cessation Notice to the Administrative Agent, (x) the Requisite Lenders giving such Borrower Cessation Notice (in the case of a Borrower Cessation Notice that relates to a Borrower Payment Event of Default) or (y) the Majority Lenders (in the case of a Borrower Cessation Notice that relates to a Borrower Event of Default other than a Borrower Payment Event of Default or an MPA Event of Default referred to in Section 9.01(j) of the MPA), as the case may be, may, in its or their discretion, rescind and annul any termination or cancellation of any commitment or any acceleration (made during the Continuance of such Borrower Event of Default) of principal of Senior Loans, as the case may be, in which case the outstanding Commitments shall be reinstated and the principal amount of Senior Loans outstanding immediately prior to the delivery of such Borrower Cessation Notice shall be payable in installments on the dates scheduled for repayment thereof immediately prior to such acceleration; and

          (ii) Upon the delivery of a Borrower Cessation Notice with respect to cessation of an Event of Political Force Majeure the occurrence and continuance of which formed the sole basis for a declaration of an MPA Event of Default referred to in Section 9.01(j) of the MPA, if no other Borrower Event of Default is Continuing, then each Senior Lender shall rescind and annul any termination or cancellation of any commitment or any acceleration (made during the Continuance of such Borrower Event of Default) of principal of Senior Loans and the outstanding Commitments shall be reinstated and the principal amount of Senior Loans outstanding immediately prior to the delivery of such Borrower Cessation Notice shall be payable in equal installments on the dates scheduled for repayment thereof immediately prior to such acceleration;

     provided that no such rescission or annulment described in this Section shall (i) require any Senior Lender to return any amount received by it during the Continuance of such Borrower Event of Default and (ii) affect the declaration of a Borrower Event of Default or the exercise of any remedies exercisable upon the occurrence of such subsequent Borrower Event of Default or impair any right of any Senior Lender with respect thereto.

     5.02 Second Stage Remedies.

     (a) Upon the occurrence of a Borrower Payment Event of Default, a Borrower Bankruptcy Event of Default, a Borrower Abandonment Event of Default or a Borrower Completion Event of Default:

          (i) 30 days after the occurrence of such Borrower Event of Default, the Senior Lenders pursuant to a Supermajority Vote shall have the right to request the Administrative Agent to take (or, as applicable, to direct the Offshore Collateral Agent to take) any and all Borrower Enforcement Actions by delivering to the Administrative Agent a notice identified as an enforcement direction (a "Borrower Enforcement Direction");

          (ii) 90 days after the occurrence of such Borrower Event of Default, the Majority Lenders shall have the right to send a Borrower Enforcement Direction to the Administrative Agent; and

          (iii) 225 days after the occurrence of such Event of Default (A) (x) prior to the Availability Period End Date, Senior Lenders representing at least 20% of the Aggregate Committed Amounts and the Aggregate Issued Bond Amount and (y) after the Availability Period End Date, Senior Lenders holding Senior Loans with an Outstanding Advance Amount equal to at least 20% of the Outstanding Advance Amount of the Senior Loans held by all Senior Lenders, and (B) at least two (2) Senior Lenders, shall have the right to send a Borrower Enforcement Direction to the Administrative Agent.

     (b)  Upon the occurrence of a Borrower Expropriation Event of Default:

          (i) 30 days after the occurrence of such Borrower Event of Default, the Senior Lenders pursuant to a Supermajority Vote shall have the right to request the Administrative Agent to take (or, as applicable, to direct the Offshore Collateral Agent to take) any and all Borrower Enforcement Actions by delivering to the Administrative Agent a notice identified as an enforcement direction (a "Borrower Enforcement Direction"); and

          (ii) 90 days after the occurrence of such Borrower Event of Default, the Majority Lenders shall have the right to send a Borrower Enforcement Direction to the Administrative Agent.

     (c) Upon the occurrence of a Borrower Event of Default (other than a Borrower Event of Default described in clauses (a) and (b) of this Section 5.02):

          (i) 180 days after the occurrence of such Borrower Event of Default, the Senior Lenders pursuant to a Supermajority Vote shall have the right to send a Borrower Enforcement Direction to the Administrative Agent; and

          (ii) 360 days after the occurrence of such Borrower Other Event of Default, the Majority Lenders shall have the right to send a Borrower Enforcement Direction to the Administrative Agent.

     (d) Following receipt of a Borrower Enforcement Direction, the Administrative Agent, if required to do so pursuant to such Borrower Enforcement Direction, shall, without limitation to all other rights and remedies it may exercise hereunder, have the right to request the Borrower in writing to, and upon such written request the Borrower shall, terminate the Operator's Agreement and appoint, as a replacement Operator, an Acceptable PD Replacement identified in such Borrower Enforcement Direction, provided that any such termination shall not become effective until the earlier of (i) the designation of such Acceptable PD Replacement, as a replacement Operator, and (ii) the date six months after the Operator has been notified by the Administrative Agent of such required termination. The Borrower shall notify the Administrative Agent of any such termination and designation of a new Operator.

     5.03 Borrower Enforcement Action by Offshore Collateral Agent and Onshore Collateral Agent.

     (a) Upon receipt by the Administrative Agent of a Borrower Enforcement Direction as contemplated by Section 5.02, the Administrative Agent shall promptly instruct the Offshore Collateral Agent and the Onshore Collateral Agent to take one or more of the Borrower Enforcement Actions as set forth in Section 5.03(b) and 5.03(c) below, and shall at the same time instruct in writing the Depository Bank and the Onshore Bank to the effect that as of the date of such instruction Borrower shall no longer have any control over the Onshore Accounts. A copy of such instruction will be delivered to the Borrower.

     (b) After a Borrower Enforcement Direction (requesting the Administrative Agent to direct the Offshore Collateral Agent to take Borrower Enforcement Actions) has been delivered to the Administrative Agent, upon receipt by the Offshore Collateral Agent of instructions from the Administrative Agent directing the Offshore Collateral Agent to take one or more of the following actions, the Offshore Collateral Agent, for the benefit and on behalf of the Secured Parties, shall have the right to:

          (i) sell or cause to be sold, subject to any mandatory requirement of applicable law, the Offshore Collateral either as an entirety or in parcels, at public or private auction, in each case at such place and at such time and upon such terms as the Administrative Agent may specify or may be required by applicable law; and/or

          (ii) proceed to protect and enforce its rights, for the benefit and on behalf of the Secured Parties, under this Agreement and the MPA by sale pursuant to judicial proceedings or by a proceeding in equity or at law or private sale or otherwise, whether for the enforcement of the security interests created under or pursuant to this Agreement or any of the other Security Documents or for the enforcement of any other legal, equitable or other remedy.

     (c) After a Borrower Enforcement Direction (requesting the Administrative Agent to direct the Onshore Collateral Agent to take Borrower Enforcement Actions) has been delivered to the Administrative Agent, upon receipt by the Onshore Collateral Agent of instructions from the Administrative Agent directing the Onshore Collateral Agent to take one or more of the following actions, the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, shall have the right to:

          (i) sell or cause to be sold, subject to any mandatory requirement of applicable law, the Onshore Collateral either as an entirety, or, if permitted by applicable law, in parcels to the highest bidder at public auction or, in the case of the pledges, at public or private auction, in each case at such place and at such time and upon such terms as the Administrative Agent may specify or may be required by applicable law; and/or

          (ii) proceed to protect and enforce its rights, for the benefit and on behalf of the Secured Parties, under this Agreement and the MPA by sale pursuant to judicial proceedings or by a proceeding in equity or at law or otherwise, whether for the enforcement of the security interests created under or pursuant to this Agreement or any of the other Security Documents or for the enforcement of any other legal, equitable or other remedy.

     5.04 Incidents of Sale.

     (a) Upon any sale of the Offshore Collateral by the Offshore Collateral Agent, to the extent permitted by applicable law:

          (i) the Offshore Collateral Agent, for the benefit and on behalf of the Secured Parties, may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold and dispose of such property;

          (ii) the Offshore Collateral Agent, for the benefit and on behalf of the Secured Parties, may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold; and

          (iii) the Offshore Collateral Agent, for the benefit and on behalf of the Secured Parties, in its own name, may make all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power (and the Borrower hereby ratifies and confirms all that the Offshore Collateral Agent shall lawfully do by virtue hereof; but if so requested by the Offshore Collateral Agent or by any purchaser, the Borrower shall ratify and confirm any such sale or transfer by executing and delivering to the Offshore Collateral Agent or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment and transfers and releases as may be designated in any such request).

     (b) Upon any sale of the Onshore Collateral by the Onshore Collateral Agent to the extent permitted by applicable law:

          (i) the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold and dispose of such property;

          (ii) the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold; and

          (iii) the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, in its own name, may make all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power (and the Borrower hereby ratifies and confirms all that the Onshore Collateral Agent shall lawfully do by virtue hereof; but if so requested by the Onshore Collateral Agent or by any purchaser, the Borrower shall ratify and confirm any such sale or transfer by executing and delivering to the Onshore Collateral Agent or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment and transfers and releases as may be designated in any such request, it being understood that a failure by Borrower to provide such ratification or confirmation shall not affect Senior Lenders' rights hereunder).

     (c) Upon a sale of the combined Common Stock of the Shareholders or substantially all of the Project Property the Borrower shall permit, to the extent permitted by applicable law, the purchaser thereof and its successors and its and their assigns to take and use the name of the Borrower and to carry on business under such name or any variant or variants thereof and to use and employ any and all other trade names and trademarks of the Borrower; provided that no such purchaser, successor or assign may take or use the name "Phelps Dodge" or "Sumitomo" or any variant of either thereof.

     5.05 Control of Borrower Enforcement Action by Administrative Agent.

     (a) If the Senior Lenders have delivered to the Administration Agent a Borrower Enforcement Direction (the Senior Lenders delivering such Borrower Enforcement Direction, the "Borrower Enforcing Lenders"), together with an indemnity or other arrangement to reimburse satisfactory to the Administrative Agent, provided that neither the Peruvian Bondholders nor the Common Representative shall be required to indemnify the Administrative Agent in an amount in excess of the proceeds recovered by the Common Representative on behalf of the Peruvian Bondholders as a result of such Borrower Enforcement Action, then:

          (i) The Administrative Agent shall exercise its rights and powers vested in it by this Agreement or by any other Financing Agreement which it is directed by the Borrower Enforcing Lenders to exercise and shall not be liable with respect to any action taken or omitted to be taken by it in accordance with such Borrower Enforcement Direction; and

          (ii) The Borrower Enforcing Lenders that have given such Borrower Enforcement Direction shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Administrative Agent, or exercising any trust or power conferred upon the Administrative Agent hereunder; provided that (A) such direction shall not be in conflict with applicable law, this Agreement or any of the other Financing Documents and (B) the Administrative Agent may take any other action incidental to carrying out any such direction.

     (b) Without limiting the foregoing provisions of this Section 5.05 or any other provision of this Agreement, the Senior Lenders agree to endeavor to remain in continuous consultation with each other at all times during which Borrower Enforcement Actions permitted hereby are being or can be taken hereunder, and agree to endeavor to achieve a broad consensus on the manner, timing, method and place of exercising the Senior Lenders' remedies with a view to obtaining repayment of the Senior Loans Obligations.

     5.06 Control of Borrower Enforcement Action by Offshore Collateral Agent and Onshore Collateral Agent. After a Borrower Enforcement Direction has been delivered to the Administrative Agent, subject to receipt by the Offshore Collateral Agent and the Onshore Collateral Agent of an indemnity or other arrangement to reimburse satisfactory to it:

          (a) The Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, shall exercise its rights and powers vested in it by this Agreement or by any other Financing Agreement to which it is a party that it is directed by the Administrative Agent to exercise and shall not be liable with respect to any action taken or omitted to be taken by it in accordance with such Borrower Enforcement Direction; and

          (b) The Administrative Agent shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, or exercising any trust or power conferred upon the Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, hereunder or under any other Financing Agreement; provided that (i) such direction shall not be in conflict with applicable law, this Agreement or any of the other Financing Documents and (ii) the Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, may take any other action incidental to carrying out any such direction.

     5.07 Limitation on Borrower Enforcement Action.

     (a) Without prejudice to the rights of the Peruvian Bondholders under Articles 326 and 329 of the General Corporate Law, no Senior Lender (except by a Borrower Enforcement Direction properly taken hereunder or as provided in this Section) shall have the right in respect of this Agreement or any other Financing Agreement to which it is a party to take any Borrower Enforcement Action against the Borrower, it being understood and intended that no Senior Lender shall have any rights in any manner whatsoever to affect, disturb or prejudice the security interests created hereby or pursuant to the Security Documents or the rights of any of the other Senior Lenders, or to obtain or seek to obtain priority or preference over any other Senior Lender or to enforce any rights under this Agreement except in the manner herein provided.

     (b) Notwithstanding the provisions of paragraph (a) above, each Senior Facility Lender and the Common Representative, on behalf of the Peruvian Bondholders, shall have the right, without the consent of or participation by the Administrative Agent or any other Senior Lender, when permitted under the terms of this Agreement, to (i) institute any proceeding, judicial or otherwise against the Borrower (other than a proceeding under bankruptcy law or other reorganization, arrangement, rearrangement of debt, relief of debtors, dissolution, insolvency, liquidation or similar law or for the appointment of a receiver, trustee or other officer or representative of a court or creditors), and (ii) obtain a judgment and/or an order of attachment or other similar document issued by any court of competent jurisdiction, in each case, to the extent, but only to the extent, necessary to preserve such Senior Lender's rights against the Borrower which are in peril of losing their legal validity due to the impending or anticipated expiration of any applicable statute of limitations or similar law limiting the period of time in which legal action must be taken or commenced; provided that such Senior Lender may not take any action to enforce any such judgment or order of attachment against the Borrower.

     (c) If (i) the Borrower Enforcing Lenders have given a Borrower Enforcement Direction to the Administrative Agent, (ii) the Borrower Enforcing Lenders have offered to the Administrative Agent an indemnity or other arrangement to reimburse reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such direction, and (iii) the Administrative Agent, for 30 days after its receipt of such Borrower Enforcement Direction, has failed to institute any proceeding, then, unless a successor Administrative Agent shall have been appointed within 30 days thereafter pursuant to Section 7.06 hereof, the Borrower Enforcing Lenders acting by themselves may take, or agree that one or more Borrower Enforcing Lender may take, any Borrower Enforcement Action that the Administrative Agent is authorized to take hereunder.

     (d) At any time after a Borrower Enforcement Direction has been properly given, the Borrower Enforcing Lenders may agree upon any other manner or method of preserving, enforcing or collecting Senior Loans Obligations, whether or not provided for or contemplated herein, provided that (i) any such agreement which would result in payment or satisfaction of Senior Loans Obligations on a basis which does not constitute a Pro Rata Payment shall require the consent of all Senior Lenders, (ii) the Administrative Agent shall be notified of any such agreement and (iii) any such agreement shall not adversely affect any of the Administrative Agent's rights or indemnities under this Agreement or any Financing Document or enlarge its duties hereunder or thereunder.

     5.08 Application of Proceeds. Following receipt of a Borrower Enforcement Direction, the Administrative Agent shall have the right to request the Trustee and the Collateral Agents to apply all funds standing to the credit of the Accounts in Section 4.18. In addition, proceeds of any Borrower Enforcement Action (including any proceeds from the sale of Offshore Collateral and/or the Onshore Collateral) shall be applied promptly by the recipient thereof in the order of priority set forth in Section 4.18.

     5.09 Offshore Collateral Agent and Onshore Collateral Agent May File Proofs of Claim.

     (a) In the event of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Borrower or the Offshore Collateral occurs or is pending, the Offshore Collateral Agent (irrespective of whether the principal of the Senior Loans is then due and payable) shall be entitled and empowered, by intervention in such proceeding or otherwise, (i) to file and prove a claim for its own claim and for the whole amount of the Senior Loans Obligations then owing and unpaid and to file such other papers or documents as may be necessary or advisable as directed by the Senior Lenders in order to have the claims of the Offshore Collateral Agent (including any claim for the reasonable compensation, disbursements and advances of the Offshore Collateral Agent, in its individual capacity, its agents and counsel) and of the Senior Lenders allowed in such judicial proceeding and (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized to make any such payments to the Offshore Collateral Agent, for the benefit and on behalf of the Secured Parties.

     (b) In the event of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Borrower or the Onshore Collateral occurs or is pending, the Onshore Collateral Agent (irrespective of whether the principal of the Senior Loans is then due and payable) shall be entitled and empowered, by intervention in such proceeding or otherwise, (i) to file and prove a claim for its own claim and for the whole amount of the Senior Loans Obligations then owing and unpaid and to file such other papers or documents as may be necessary or advisable as directed by the Senior Lenders in order to have the claims of the Onshore Collateral Agent (including any claim for the reasonable compensation, disbursements and advances of the Onshore Collateral Agent, in its individual capacity, its agents and counsel) and of the Senior Lenders allowed in such judicial proceeding and (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized to make any such payments to the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties.

     5.10 Rights Arising Upon the Occurrence of an Event of Political Force Majeure.

     (a) At any time during the Continuance of an Event of Political Force Majeure, the Administrative Agent (acting upon instructions from the Majority Lenders) shall have the right to send a notice to the Trustee and the Borrower directing the Trustee and the Borrower to apply funds in the Accounts as contemplated in Section 4.17.

     (b) Upon the sending of a notice in accordance with Section 11.02(b) of the Master Participation Agreement that such Event of Political Force Majeure has ceased, the Administrative Agent shall promptly send a notice to the Trustee and the Borrower directing the Trustee and the Borrower to no longer apply funds in the Accounts as contemplated in Section 4.17.

                                   ARTICLE VI

                           INTERCREDITOR ARRANGEMENTS

     6.01 Appointment of the Appointed Parties.

     (a) The Borrower and the Senior Lenders hereby appoint Citibank, N.A., acting through its corporate trust office, as Trustee hereunder and under each other Financing Document to which the Trustee is a party and Citibank, N.A. hereby accepts such appointment upon the terms and conditions hereof and of each such other Financing Document to which it is a party.

     (b) The Senior Lenders hereby appoint Calyon as Administrative Agent hereunder and under each other Financing Document to which the Administrative Agent is a party and Calyon hereby accepts such appointment upon the terms and conditions hereof and of each such other Financing Document to which it is a party.

     (c) The Senior Lenders hereby appoint Citibank, N.A. as Offshore Collateral Agent hereunder and under each other Financing Document to which the Offshore Collateral Agent is a party and Citibank, N.A. hereby accepts such appointment upon the terms and conditions hereof and of each such other Financing Document to which it is a party.

     (d) The Senior Lenders hereby appoint Citibank del Peru S.A. as Onshore Collateral Agent hereunder and under each other Financing Document to which the Onshore Collateral Agent is a party and Citibank del Peru S.A. hereby accepts such appointment upon the terms and conditions hereof and of each such other Financing Document to which it is a party.

     6.02 Authority to Act.

     (a) Subject to Section 6.03, the Administrative Agent shall have the right and authority with full power of substitution to take any and all Senior Lenders Action for and on behalf of the Senior Lenders.

     (b) Each Senior Lender hereby authorizes and directs the Offshore Collateral Agent to execute and deliver the Offshore Security Documents to which the Offshore Collateral Agent is or becomes a party. Subject to Section 6.04, the Offshore Collateral Agent shall have the right and authority with full power of substitution to take any and all other Offshore Collateral Agent Action on behalf of the Senior Lenders.

     (c) Each Senior Lender hereby authorizes and directs the Onshore Collateral Agent to execute and deliver the Onshore Security Documents to which the Onshore Collateral Agent is or becomes a party. Subject to Section 6.05, the Onshore Collateral Agent shall have the right and authority with full power of substitution to take any and all Onshore Collateral Agent Action on behalf of the Senior Lenders.

     6.03 Senior Lenders Actions. Except as otherwise provided herein or in the Completion Guarantee, any Senior Lenders Action shall be made or taken only by the Administrative Agent and only in accordance with the provisions of this
Section 6.03:

     (a) All calculations and determinations to be made by the Administrative Agent pursuant to Article IV shall be taken or made at the discretion of the Administrative Agent.

     (b) The Administrative Agent shall take the following Senior Lender Actions pursuant to (and only pursuant to) instructions from each Senior Facility Lender and the Common Representative.

          (i) To enter into any Material Financing Document Amendment with respect to any of the Senior Lender Financing Documents;

          (ii) To take any action to preserve, enforce or collect Senior Loans Obligations pursuant to Section 5.07(d)(i);

          (iii) To consent to Borrower's assignment or transfer of its rights or obligations under this Agreement pursuant to Section 9.08;

          (iv) To waive Completion conditions and declare a Full Completion or Partial Completion pursuant to Section 2.04 of the Completion Guarantee;

          (v) To take any action to preserve, enforce or collect Guaranteed Obligations pursuant to Section 8.07(d)(i) of the Completion Guarantee;

          (vi) To consent to assignment or transfer by any of the Parent Companies of its rights or obligations under the Completion Guarantee pursuant to Section 9.09(a) of the Completion Guarantee.

          (vii) To rescind and annul any termination or cancellation of any commitment or any acceleration pursuant to Section 5.01(c)(ii).

     (c) The following Senior Lenders Actions shall be taken by the Administrative Agent pursuant to (and only pursuant to) a Supermajority Vote:

          (i) To terminate all Commitments and accelerate all Senior Loans Obligations (x) 30 days after the occurrence of a Borrower Payment Event of Default, a Borrower Abandonment Event of Default or a Borrower Completion Event of Default, (y) 30 days after the occurrence of a Borrower Expropriation Event of Default and (z) 180 days after the occurrence of any other Borrower Event of Default;

          (ii) To take any Borrower Enforcement Action in the circumstances contemplated under Section 5.02(a)(i), Section 5.02(b)(i) and Section 5.02(c)(i);

          (iii) To remove an Appointed Party pursuant to Section 7.06(b);

          (iv) To determine the compensation of any of the Appointed Parties pursuant to Section 7.08;

          (v) To agree to a Debt Buy-Down Closing Date with the Borrower pursuant to Section 3.03(c) of the Completion Guarantee;

          (vi) To consent to any Person as an Acceptable Issuer or Acceptable Guarantor, as set forth in the definitions of such terms;

          (vii) To consent to the addition of proposed investments to the list of Permitted Investment as set forth in the definitions of such term; and

          (viii) To create, accept and execute any Senior Lenders Financing Document and any and all amendment, modification, change, supplement or waiver of any of the Senior Lenders Financing Documents, that is not a Material Financing Document Amendment.

     (d) The following Senior Lenders Actions shall be taken by the Administrative Agent pursuant to (and only pursuant to) instructions from the Majority Lenders:

          (i) To proceed to obtain the registration of security interests as contemplated in Section 3.09(c);

          (ii) To direct the investment of funds in the Accounts and to direct foreign exchange transactions pursuant to Sections 4.20(a), 4.21, and 5.01(a)(iv);

          (iii) To request information from the Trustee or the Borrower pursuant to Section 4.25; (iv) To exercise the first stage remedies set forth in
     Section 5.01(a)(iii) through (vii);

          (v) To terminate all Commitments and accelerate all Senior Loans Obligations (x) 90 days after the occurrence of a Borrower Payment Event of Default, a Borrower Abandonment Event of Default or a Borrower Completion Event of Default, (y) 90 days after the occurrence of a Borrower Expropriation Event of Default and (z) 360 days after the occurrence of any other Borrower Event of Default;

          (vi) To rescind and annul any termination or cancellation of any commitment or any acceleration pursuant to Section 5.01(c)(i);

          (vii) To take any Borrower Enforcement Action in the circumstances contemplated under Sections 5.02(a)(ii), 5.02(b)(ii) and 5.02(c)(ii);

          (viii) To instruct the Borrower or the Trustee to apply funds in the Accounts in the event of Political Force Majeure pursuant to Section 5.10;

          (ix) To object to the proposed successor for an Appointed Party proposed by the Borrower or to appoint such a successor pursuant to Section 7.06(c);

          (x) To notify in writing the Parent Companies of the existence and amount of a funding cash shortfall pursuant to Section 3.02(a) of the Completion Guarantee;

          (xi) To notify the Parent Companies of the Senior Lenders' intention to commence an arbitration proceeding to contest the Parent Companies' declaration of an Event of Political Force Majeure pursuant to Section 5.04 of the Completion Guarantee;

          (xii) To notify the Parent Companies of the breach of a representation or warranty under Section 8.01(b) of the Completion Guarantee;

          (xiii) To notify the Parent Companies of the breach of a covenant pursuant to Section 8.01(c) of the Completion Guarantee;

          (xiv) To declare a PC Event of Default pursuant to Sections 8.03(b) of the Completion Guarantee;

          (xv) To request a Defaulting Parent Company to immediately pay its Pro Rata Share of all Senior Lenders' Outstanding Advance Amounts under Sections 8.05(a) and 8.05(c) of the Completion Guarantee;

          (xvi) To request the Administrative Agent to take PC Enforcement Actions as required under clauses (i) and (iii) of Section 8.05(d) of the Completion Guarantee;

          (xvii) To appoint an arbitrator pursuant to Section 9.16(b) of the Completion Guarantee; and

          (xviii) Any other Senior Lenders Action that is not otherwise described in this Section 6.03 or with respect to which no specific approval requirement has been set forth in any other Sections of this Agreement or the Completion Guarantee.

     (e) Upon instructions from any Senior Lender the Administrative Agent shall:

          (i) Request information or reports relating to the Proceeds Account pursuant to Section 4.23(c);

          (ii) Convene a meeting of Senior Lenders, as contemplated in Section 6.10; and

          (iii) Declare a PC Event of Default pursuant to Section 8.03(a) of the Completion Guarantee.

     (f) The Administrative Agent shall commence a Completion Arbitration, as contemplated in Section 2.03(b) of the Completion Guarantee pursuant to (and only pursuant to) instructions from any three Senior Lenders.

     (g) The following Senior Lender Actions shall be taken by the Administrative Agent pursuant to (and only pursuant to) instructions from (A)
(x) prior to the Availability Period End Date, Senior Lenders representing at least 20% of the Aggregate Committed Amounts and the Aggregate Issued Bond Amount and (y) after the Availability Period End Date, Senior Lenders holding Senior Loans with an Outstanding Advance Amount equal to at least 20% of the

Outstanding Advance Amount of the Senior Loans held by all Senior Lenders, and
(B) at least two (2) Senior Lenders:

          (i) To terminate all Commitments and accelerate all Senior Loans Obligations 225 days after the occurrence of a Borrower Payment Event of Default, a Borrower Abandonment Event of Default or a Borrower Completion Event of Default; and

          (ii) To take any Borrower Enforcement Action in the circumstances contemplated under Sections 5.02(a)(iii).

     6.04 Certain Actions by the Offshore Collateral Agent. Any Offshore Collateral Agent Action, which shall not have been permitted to be made or taken under any other Section of this Agreement, shall be made or taken only in accordance with the provisions of this Section 6.04:

          (a) Any Offshore Collateral Agent Action that is a Material Financing Document Amendment shall be taken by the Offshore Collateral Agent pursuant to (and only pursuant to) instructions from the Administrative Agent.

          (b) Any Offshore Collateral Agent Action to be taken in respect of any Routine Matter shall be as set forth herein, or any other Financing Document to which the Offshore Collateral Agent is a party or as the Administrative Agent may direct.

          (c) Any other Offshore Collateral Agent Action (not described in clauses (a) or (b) above) shall be made or taken by the Offshore Collateral Agent pursuant to (and only pursuant to) the prior instructions of the Administrative Agent.

     6.05 Certain Actions by the Onshore Collateral Agent. Any Onshore Collateral Agent Action, which shall not have been permitted to be made or taken under any other Section of this Agreement, shall be made or taken only in accordance with the provisions of this Section 6.05:

          (a) Any Onshore Collateral Agent Action that is a Material Financing Document Amendment shall be taken by the Onshore Collateral Agent pursuant to (and only pursuant to) instructions from the Administrative Agent.

          (b) Any Onshore Collateral Agent Action to be taken in respect of any Routine Matter shall be as set forth herein or any other Financing Document to which the Onshore Collateral Agent is a party or as directed by the Administrative Agent.

          (c) Any other Onshore Collateral Agent Action (not described in clauses (a) or (b) above) shall be made or taken by the Onshore Collateral Agent pursuant to (and only pursuant to) the prior instructions of the Majority Lenders.

     6.06 Sharing of Non-Pro Rata Payments.

     (a) Each Senior Lender agrees that in the event any Senior Lender shall, after giving effect to any incremental payment for Indemnified Tax withholding, obtain payment of any amounts due to it on or in respect of Senior Loans Obligations, whether through exercise of a right of set-off, banker's lien or counterclaim or from any security or from any realization

(whether through attachment, foreclosure or otherwise) of assets of the Borrower or the Parent Companies or otherwise, and such payment is not a Pro Rata Payment, then, such Senior Lender shall promptly remit to the Administrative Agent for distribution to the other Senior Lenders the amount of such payment necessary to ensure that each Senior Lender shall have received a Pro Rata Payment, provided that this provision shall not apply with respect to any prepayment of the outstanding Stand-By Amount of the Commercial Banks out of the proceeds of an issuance of Peruvian Bonds and any prepayment of the Outstanding Advance Amounts of the Senior Facility Lenders.

     (b) The Borrower consents and agrees that any Senior Lender that has received a payment that is not a Pro Rata Payment and has remitted the amount of such payment to other Senior Lenders pursuant to this Section shall be deemed to have received payment only of the amount received by such Senior Lender after redistribution by such Senior Lender to other Senior Lenders, and any Senior Lender that has received a payment pursuant to this Section from another Senior Lender shall be deemed to have been paid such amount by the Borrower.

     6.07 Administrative Agent as Agent. For all purposes of this Agreement, the Master Participation Agreement, the Completion Guarantee, the Transfer Restrictions Agreement and the Security Documents, the Administrative Agent shall represent and act as agent for the Senior Facility Lenders and the Senior Lenders, including for the following purposes: (i) to give or receive any notice, certificate, request, demand or other communication permitted or required to be given or received hereunder or thereunder, (ii) to take any Senior Facility Lenders Action or Senior Lenders Action, as the case may be, required or permitted to be taken by a Senior Facility Lender hereunder or thereunder and (iii) to direct the Collateral Agents. All of such notices, certificates, requests, demands, or other communications shall be given, any such votes shall be cast and all of such actions shall be taken by such Administrative Agent, acting for all Senior Facility Lenders or Senior Lenders, as the case may be, acting together as a group. All the MSA Parties shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Senior Lender made or given by the Administrative Agent.

     6.08 Attorney-in-Fact.

     (a) The Onshore Collateral Agent and the Offshore Collateral Agent, or any officer or agent thereof, with full power of substitution for the Onshore Collateral Agent or the Offshore Collateral Agent, as the case may be, is hereby appointed the attorney-in-fact of the Borrower for the purpose of carrying out the provisions of each of the Financing Documents and taking any action and executing any instruments which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof and thereof to the extent that the Offshore Collateral Agent and the Onshore Collateral Agent are authorized or directed to take such action or execute such instrument pursuant to the terms hereof and thereof, which appointment as attorney-in-fact is coupled with an interest and is irrevocable and, without limiting the generality of the foregoing, which appointment hereby gives the Onshore Collateral Agent or the Offshore Collateral Agent, as the case may be, the power and right on behalf of the Borrower, without notice to or assent by any of the foregoing, to the extent permitted by applicable law, to do the following when and to the extent it is authorized or directed to do so pursuant to the terms of this Agreement or any of the other Financing Documents:

          (i) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due with respect to the Collateral;

          (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments, documents and chattel paper taken or received by the Offshore Collateral Agent in connection with this Agreement or any of the other Financing Documents;

          (iii) to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to the Collateral;

          (iv) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof pursuant to the terms and conditions of the Agreement and the other Financing Documents; and

          (v) to do, at the option of the Administrative Agent and at the expense and for the account of the Borrower at any time or from time to time, all acts and things which the Administrative Agent deems necessary to protect or preserve the Collateral and to realize upon the Collateral;

provided, that (A) neither the Onshore Collateral Agent nor the Offshore Collateral Agent shall exercise any of its rights under this power of attorney prior to a Borrower Enforcement Direction and (B) prior to exercising such rights, the Onshore Collateral Agent or the Offshore Collateral Agent, as the case may be, shall notify the Borrower of its receipt of such Borrower Enforcement Direction and the contents thereof.

     (b) The Borrower agrees to execute and deliver to the Onshore Collateral Agent or the Offshore Collateral Agent, as the case may be, and register in every public registry in Peru in which such registration is necessary, if any, a notarized public deed constituting such power of attorney. Annually prior to the anniversary date hereof, the Borrower must renew such power of attorney and such registration. Neither the Onshore Collateral Agent nor the Offshore Collateral Agent shall be responsible for the negligence or misconduct of any attorney-in-fact selected by it without gross negligence or willful misconduct.

     6.09 Senior Lenders Vote and Senior Facility Lenders' Vote. For all purposes under this Agreement and under any other Financing Document:

     (a) Each of the KfW Lender, Calyon Lender, RBS Lender, Scotia Capital Lender and Mizuho Lender shall each have one Senior Lenders Vote and Senior Facility Lenders Vote.

     (b) The Peruvian Bondholders shall count as a single Senior Lender and shall have one Senior Lenders Vote, except as contemplated under paragraph (f) below. The Common Representative, acting pursuant to the terms of the Peruvian Bonds Indenture, shall make all decisions to be made by the Peruvian Bondholders, exercise all rights to be exercised by Peruvian Bondholders hereunder and under the Completion Guarantee and cast the Senior Lenders Vote of the Peruvian Bondholders.

     (c) JBIC shall have three Senior Lenders Votes and three Senior Facility Lenders Votes, except that if JBIC is replaced by a Replacement Lender in accordance with the Master Participation Agreement, the votes of JBIC shall be transferred to such Replacement Lender.

     (d) Votes to be cast by a certain percentage of the Aggregate Committed Amount or Outstanding Advance Amount of the Senior Facility Lenders or Senior Lenders, shall be cast by the respective Senior Facility Lenders or Senior Lenders individually, except that:

          (i) JBIC shall have the right to vote its Aggregate Committed Amounts or Aggregate Base Advance Amounts, as the case may be, corresponding to the JBIC Tranche A Advance and the JBIC Tranche B Advance separately;

          (ii) JBIC shall have the right to split its vote with respect to its Aggregate Committed Amount or Aggregate Base Advance Amount, as the case may be, corresponding to the JBIC Tranche B Advance in two separate votes; and

          (iii) The Peruvian Bondholders shall vote as a block and the vote of the Peruvian Bondholders shall be cast by the Common Representative acting pursuant to the terms of the Peruvian Bonds Indenture.

     (e) In connection with each vote to be cast by a certain percentage of the Outstanding Advance Amount of the Senior Lenders, for the purpose of counting the votes of the Peruvian Bondholders, after the Availability Period End date, the Outstanding Advance Amount of the Peruvian Bondholders shall be capped at an amount equal to 30% of the Outstanding Advance Amount of all Senior Loans, provided that this cap shall no longer be applicable if the Outstanding Advance Amount of the Peruvian Bondholders exceeds 66 2/3rd% of the Outstanding Advance Amount of all Senior Loans.

     (f) Following repayment in full of all Senior Facility Loans, the Peruvian Bondholders shall be treated as having eight (8) Senior Lenders Votes.

     (g) Senior Facility Loans held by a Parent Company or an Affiliate of a Parent Company shall be non voting for all purposes hereunder and under the MPA.

     6.10 Meetings of Senior Lenders. Any Senior Lender (or in the case of Peruvian Bondholders, the Common Representative on behalf of the Peruvian Bondholders) may at any time request the Administrative Agent to convene a meeting of Senior Lenders. The Senior Lender requesting such meeting shall give notice thereof to the Administrative Agent.

                                   ARTICLE VII

                   PROVISIONS COMMON TO THE APPOINTED PARTIES

     7.01 Delivery of Documentation. Executed counterparts of each Financing Document required to be executed and delivered at or prior to the date of this Agreement have been delivered to each Appointed Party and each Appointed Party acknowledges receipt thereof. The Borrower and each Senior Lender agree to deliver to each Appointed Party each Financing Document which is executed and delivered by it subsequent to the date of this Agreement promptly upon such execution and delivery and to deliver each instrument amending or modifying any agreement previously delivered to such Appointed Party. Amendments or modifications of the aforementioned agreements shall not affect the duties and obligations of any of the Appointed Parties hereunder unless such Appointed Party has consented to such amendment or modification.

     7.02 Reliance. Each Appointed Party shall be entitled to act upon any notice, certificate, instrument, demand, request, direction, instruction, waiver, receipt, consent or other document or communication furnished hereunder or under any other Financing Document which it in good faith believes to be genuine, and it shall be entitled to rely conclusively upon the due execution, validity and effectiveness, and the truth and acceptability of any provisions contained therein. No Appointed Party shall have any responsibility to make any investigation into the facts or matters stated in any notice, certificate, instrument, demand, request, direction, instruction, waiver, receipt, consent or other document or communication furnished to it hereunder or under any other Financing Document. Each Appointing Party hereto shall deliver to each of its Appointed Parties an Incumbency Certificate setting forth its authorized signatories of any notice, certificate, instrument, demand, request, direction, instruction, waiver, receipt, consent or other document or communication furnished to it hereunder or under any other Financing Document, and each Appointed Party shall be entitled to conclusively rely on such list until a new list is furnished by the relevant Appointing Party to such Appointed Party.

     7.03 Liability. No Appointed Party shall be liable for any error of judgment or for any act done or omitted to be done by it in good faith or for any mistake of fact or law, or for anything which it may do or refrain from doing, except for its own gross negligence or willful misconduct. No Appointing Party shall be liable for any act done or omitted to be done by any Appointed Party or by any of the Appointed Party's officers or employees.

     7.04 Consultation with Counsel, etc. Each Appointed Party may consult with, and obtain advice from, legal counsel, accountants, engineers and other experts, in connection with the performance of its duties hereunder and under any other Financing Document and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and advice of such counsel, accountants and other experts (as to matters within any such expert's field of expertise). No Appointed Party shall be responsible for the negligence or misconduct of any counsel, accountants, engineers and other experts selected by it without gross negligence or willful misconduct on its part.

     7.05 Duties. Each Appointed Party shall have no duties other than those specifically set forth or provided for in this Agreement and each other Financing Document to which it is a party and no implied covenants or obligations of such Appointed Party shall be read into this Agreement or any other Financing Document or any related agreement to which it is a party. Each Appointed Party shall have no obligation to familiarize itself with and shall have no responsibility with respect to any other agreement or document relating to the transactions contemplated by this Agreement and the Financing Documents (except to the extent that action authorized or required to be taken by such Appointed Party hereunder or under any other Financing Document to which it is a party reasonably requires such Appointed Party so to familiarize itself) nor any obligation to inquire whether any notice, certificate, instrument, demand, request, direction, instruction, waiver, receipt, consent, document, communication, statement or calculation is in conformity with the terms of any such other agreement, except those irregularities or errors manifestly apparent on the face of such document or actually known to such Appointed Party. If, however, any remittance or communication received by an Appointed Party appears manifestly erroneous or irregular, such Appointed Party shall be under a duty to make prompt inquiry to the Person originating such remittance or communication in order to determine whether a clerical error or inadvertent mistake has occurred.

     7.06 Resignation, Replacement and Successor.

     (a) Each Appointed Party at any time may resign hereunder and under the other Financing Documents upon giving not less than two months' notice in writing to the Borrower and the Administrative Agent or to the Borrower in case of resignation by the Administrative Agent.

     (b) Each Appointed Party may be removed hereunder and under the other Financing Documents by an instrument in writing signed by the Administrative Agent (acting pursuant to a Supermajority Vote) and, if no Borrower Event of Default has occurred and is Continuing, the Borrower.

     (c) Upon resignation or removal of an Appointed Party, a successor (i) if no Borrower Event of Default has been declared and is Continuing, shall be proposed by the Borrower and, if consented to by the Administrative Agent (acting upon instructions from the Majority Lenders), shall be appointed by the relevant Appointing Parties, or (ii) if a Borrower Event of Default has been declared and is Continuing, or if the Borrower fails within 30 days after receipt of notice of the resignation or removal of such Appointed Party to propose a successor, shall be appointed by the Administrative Agent (acting upon instructions from the Majority Lenders).

     (d) No resignation or removal of an Appointed Party and no appointment of a successor shall be effective until (i) the successor has accepted its appointment and (ii) all indemnities, compensation and expenses required by Sections 7.07 and 7.08 hereof shall have been paid or provided.

     (e) If no successor to an Appointed Party shall have been so appointed and shall have accepted such appointment within 30 days after the date fixed for such resignation or such removal, the Appointed Party that has resigned or is removed may petition any court of competent jurisdiction for the appointment of a successor. Such court may thereupon, after such notice, if any, as it may prescribe, appoint a successor. Any court-appointed successor Appointed Party shall automatically be replaced by a successor Appointed Party subsequently appointed by relevant MPA Parties pursuant to this Section 7.06. Any successor appointed pursuant to this Section 7.06 shall be (i) in the case of the Onshore Collateral Agent, a bank or trust company organized under the laws of Peru having its principal corporate trust office in Lima and a combined capital and surplus of at least U.S.$100,000,000 and (ii) in the case of the Administrative Agent, a bank or trust company having a combined capital and surplus of at least U.S.$200,000,000 and (iii) in the case of any other Appointed Party, a bank or trust company organized under the laws of the United States or of the State of New York having its principal corporate trust office in The City of New York and a combined capital and surplus of at least U.S.$200,000,000.

     (f) Any successor to an Appointed Party shall evidence its acceptance of its appointment hereunder by executing and delivering to the Borrower and the Administrative Agent an instrument accepting its appointment for its role hereunder and under the other Financing Documents, and thereupon such successor Appointed Party, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder and under the other Financing Documents with like effect as if originally named as Appointed Party herein and therein in lieu of its predecessor, and such predecessor shall have no further obligation or liability thereunder except for liability with respect to its acts or omissions prior to such succession pursuant to Section 7.03 hereof; nevertheless, on the request of any party hereto or such successor Appointed Party, the Appointed Party ceasing to act as such shall execute and deliver instruments transferring to such successor all of its rights and powers hereunder and under the other Financing Documents, including, if applicable, any such instruments necessary to transfer the Accounts to such successor Appointed Party, and shall deliver to such successor Appointed Party all property held by it in trust hereunder.

     7.07 Indemnity.

     (a) Without limiting the obligations of the Borrower under Section 12.21 of the MPA and without duplication thereof, the Borrower agrees to indemnify the Trustee, the Administrative Agent and the Collateral Agents, and to hold each of them and their officers, directors, agents and employees harmless against, any loss, liability, claim, judgment, settlement, compromise, obligation, damage, penalty, or reasonable cost, expense and disbursement of any kind or nature whatsoever (collectively, "Losses") with respect to the execution, delivery, enforcement, performance and administration of this Agreement, and each other Financing Document, unless arising from the gross negligence, bad faith or willful misconduct of such Appointed Party, or the officers, directors, agents and employees that are seeking indemnification, including the reasonable costs and expenses of defending itself and themselves against any claim of liability in the premises.

     (b) Each of the Senior Lenders, ratably in accordance with its pro rata share of the then aggregate Outstanding Advance Amount, agrees to indemnify the Trustee, the Collateral Agents and the Administrative Agent and to hold each of them and their officers, directors, agents and employees harmless against any loss, liability, claim, judgment, settlement, compromise, obligation, damage, penalty or reasonable cost, expense and disbursement of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the other Financing Documents, unless arising from the gross negligence, bad faith or willful misconduct of such Appointed Party, as the case may be, or the officers, directors, agents and employees that are seeking indemnification, including the reasonable costs and expenses of defending itself and themselves against any claim of liability in the premises. Notwithstanding the foregoing, no Peruvian Bondholder shall be required to make any out of pocket disbursement on account of such indemnification obligation.

     (c) As security for such payment and the payments referred to in this
Section 7.07, the Collateral Agents shall have a lien equal to the Senior Loans upon all Collateral and other property and funds held or collected by each Collateral Agent as part of the trust established hereunder. Upon its resignation or removal, each Collateral Agent, as the case may be, shall be entitled to the prompt payment by the Borrower of its compensation and indemnification for the services rendered under this Agreement and the other Financing Documents, and to reimbursement of all reasonable out-of-pocket expenses up to the date of resignation or removal (including the reasonable fees and expenses of counsel, if any) incurred in connection with the performance of such services.

     (d) The indemnification provision for the benefit of the Appointed Parties acting in such capacity shall survive the termination of the other provisions of this Agreement and the resignation or removal of such Appointed Party.

     7.08 Compensation. Each Appointed Party shall be entitled to such compensation (which shall not be limited by any provision of law in regard to compensation of a trustee of an express trust) as may be agreed from time to time between the Borrower, the Administrative Agent acting pursuant to a Supermajority Vote and such Appointed Party for all services rendered under this Agreement and the other Financing Documents, and such compensation, together with reimbursement for disbursements and expenses in connection with the performance by such Appointed Party of its role (including the reasonable fees and expenses of its agents and of counsel, accountants, engineers and other experts referred to in Section 7.04 hereof), shall be paid by the Borrower (free and clear of and without deduction by reason of any Peruvian taxes or other impositions).

     7.09 Certificates. Whenever an Appointed Party shall deem it necessary or desirable that a matter be proved or established in connection with taking or omitting any action by it hereunder or under any other Financing Document, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on the part of such Appointed Party, be deemed to be conclusively proved or established by a certificate of the Borrower or the Administrative Agent acting pursuant to instructions from the Requisite Lenders (determined based on the underlying matter) delivered to such Appointed Party.

     7.10 Merger of Appointed Party. Any corporation into which an Appointed Party shall be merged, or with which it shall be consolidated, or any corporation resulting from any merger or consolidation to which an Appointed Party shall be a party, shall replace such Appointed Party under each Financing Document without the execution or filing of any paper or any further act on the part of the MPA Parties and the disappearing Appointed Party shall promptly give the Administrative Agent and the Borrower notice thereof; provided such resulting or surviving corporation, as the case may be, shall immediately resign as an Appointed Party hereunder if it would not have been eligible to act as a successor to the disappearing Appointed Party in accordance with the provisions of Section 7.06 hereof.

     7.11 Appointed Parties in Their Individual Capacity. Each Appointed Party may make loans to the Borrower, including Senior Facility Loans, accept deposits from and generally engage in any kind of business with the Borrower as though such Appointed Party were not an Appointed Party hereunder and under the other Financing Documents.

     7.12 Miscellaneous.

     (a) In the event of any disagreement among the Appointing Parties arising in circumstances where an Appointed Party is to take or refrain from taking any action under this Agreement or any other Financing Agreement, if the terms of this Agreement or the relevant Financing Agreement do not unambiguously mandate the action the Appointed Party is to take or not to take under the circumstances then existing, or if the Appointed Party is in doubt as to what action it is required to take or not to take or as to how to take any such action, the Appointed Party shall be entitled to refrain from taking any action until directed otherwise in writing by (i) (x) in the case of the Trustee, the Borrower and the Administrative Agent acting pursuant to instructions from the Requisite Lenders (determined based on the underlying matter) prior to a Borrower Event of Default or the Administrative Agent acting pursuant to instructions from the Requisite Lenders (determined based on the underlying matter) after a Borrower Event of Default and (y) in the case of any other Appointed Party, the Administrative Agent acting pursuant to instructions from the Requisite Lenders (determined based on the underlying matter) (unless inconsistent with any direction of a court of competent jurisdiction) or (ii) a court of competent jurisdiction, and the Appointed Party shall not, in each case, incur any liability in acting or refraining from acting on ambiguous instructions or until otherwise directed in writing in accordance with this
Section 7.12.

     (b) None of the provisions of any Financing Document shall be construed to require any Appointed Party to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder or thereunder. No Appointed Party shall be under any obligation to exercise any of the rights or powers vested in it by any Financing Document at the request or direction of its Appointing Parties, unless such Appointed Party shall have been offered security or indemnity or other arrangement to reimburse reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction (including interest thereon from the time incurred until reimbursed).

     7.13 Exculpatory Provisions. The Offshore Collateral Agent and the Onshore Collateral Agent make no representations as to the value or condition of the trust created hereunder or any part thereof, or as to the title of the Borrower thereto, or as to the rights and interests granted or the security afforded by this Agreement or any other Financing Document, or (except by or with respect to itself) as to the validity, execution, enforceability, legality or sufficiency of this Agreement, any other Financing Document or the Senior Facility Loans secured hereby, and each of the Offshore Collateral Agent and the Onshore Collateral Agent (in its individual and trust capacities) shall incur no liability or responsibility in respect of any such matters.

     7.14 Miscellaneous.

     (a) In the absence of actual knowledge of a Responsible Officer of the Offshore Collateral Agent or the Onshore Collateral Agent, the Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, will not be deemed to have knowledge of any Borrower Event of Default, unless notified thereof in writing by the Borrower or any Secured Party.

     (b) The rights, benefits, privileges and immunities given to the Offshore Collateral Agent hereunder shall extend to, and be enforceable by, the Trustee and by each agent attorney or other Person employed to act hereunder.

     (c) In any circumstance where a Collateral Agent is required to exercise discretion, approve documentation, release Collateral or distribute proceeds under any Financing Document, the Collateral Agent may, at its option, seek to obtain instructions or directions from the Administrative Agent with respect to such action. If a Collateral Agent so elects, then it may refrain from taking such action until such directions or instructions are received and shall have no liability to the Secured Parties or the Borrower for so refraining.

     (d) Anything in the Financing Documents to the contrary notwithstanding, in no event shall the Trustee, the Administrative Agent or the Collateral Agents be liable under or in connection with the Financing Documents for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever.

     (e) In no event shall the Trustee, the Administrative Agent or the Collateral Agents be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of god, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee, the Administrative Agent or the Collateral Agents shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

     7.15 Assignment of Rights, Not Assumption of Duties. Anything herein contained to the contrary notwithstanding, none of the Secured Parties shall be obligated to perform any of the obligations or duties of the Borrower under any of the Financing Documents to which the Borrower is a party or, except as expressly provided herein with respect to the Trustee, the Administrative Agent or the Onshore Collateral Agents to take any action to collect or enforce any claim for payment assigned hereunder or otherwise.

     7.16 Appointment of Sub-Agent of the Offshore Collateral Agent or the Onshore Collateral Agent.

     (a) Notwithstanding any other provisions of this Agreement, at any time, for the sole purpose of meeting any legal requirement of any jurisdiction in which any Collateral may at the time be located, each of the Offshore Collateral Agent and the Onshore Collateral Agent shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as its agent or sub-trustee of all or any part of the Collateral, and to vest in such Person or

Persons, in such capacity and for the benefit or on behalf of the Secured Parties, such title to the Collateral, or any part thereof, and subject to the other provisions of this Section 7.16, such powers, duties, obligations, rights and trusts as the Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, may consider necessary or desirable, provided that the appointment of such agent or sub-trustee shall be subject to the approval of the Borrower and the Administrative Agent prior to the occurrence of a Borrower Event of Default and the Administrative Agent, after the occurrence of a Borrower Event of Default, which approval, in each case, shall not be unreasonable withheld, and provided further, that any such agent or sub-trustee shall agree to be liable to the Secured Parties to the extent the Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, is so liable pursuant to this Agreement.

     (b) All rights and powers, conferred or imposed upon the Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, may be conferred or imposed upon and may be exercised or performed by an agent or sub-trustee.

     (c) Any notice, request or other writing given to the Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, shall be deemed to have been given to each of the agents or sub-trustees, as effectively as if given to each of them. Every instrument appointing any agents or sub-trustees shall refer to this Agreement and the conditions of this Article.

     (d) Any agent or sub-trustee may at any time appoint the Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any agent or sub-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Offshore Collateral Agent or the Onshore Collateral Agent, as the case may be, to the extent permitted by law, without the appointment of a new or successor Offshore Collateral Agent or Onshore Collateral Agent, as the case may be.

     7.17 Limitation on Duty of Collateral Agents in Respect of Collateral; Indemnification.

     (a) Beyond the exercise of reasonable care in the custody thereof, the Collateral Agents shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Agents shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The Collateral Agents shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agents in good faith.


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
     (b) The Collateral Agents shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Collateral Agents, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Borrower to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

                                  ARTICLE VIII

             REPRESENTATIONS AND WARRANTIES OF THE APPOINTED PARTIES

     For the purpose of this Agreement and any other Financing Document, each Appointed Party hereby represents and warrants to the Borrower and to each Senior Lender that as of the date hereof:

     8.01 Due Incorporation; Power.

     (a) It is a corporation duly authorized and validly existing under the laws of its jurisdiction of incorporation.

     (b) It has the full power, authority and legal right to execute, deliver and perform and observe the terms of this Agreement and any other Financing Document to which it is a party; and all necessary legal and corporate action has been taken to authorize such Appointed Party to execute, deliver and perform and observe the terms of this Agreement and any other Financing Document to which it is a party.

     8.02 No Conflict. There is no legal, contractual or other obligation binding on such Party that is or will be contravened (or, in the case of a contractual obligation, in respect of which a breach has occurred or will occur) by reason of the execution and delivery of, or the performance or observance by such Appointed Party of any of the terms or provisions of this Agreement and any other Financing Document to which it is a party.

     8.03 Registrations, Declarations. No registrations, declarations or filings with, or consents, licenses, approvals or authorizations of, any legislative body, government department or government authority are necessary or required under any applicable law for the due execution and delivery by such Appointed Party, or for the performance by such Appointed Party, of this Agreement, or to assure the validity, binding effect and enforceability hereof with respect to such Appointed Party, other than such registrations, declarations, filings, consents, licenses, approvals or authorizations that have been obtained as of the date hereof.

     8.04 Due Execution. This Agreement and any other Financing Document to which it is a party have been duly executed by such Appointed Party and constitute the legal, valid and binding obligations of such Appointed Party enforceable against it in accordance with their respective terms, subject in the case of enforcement to any applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights in general and to equitable principles of general application.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.01 Accession Agreement.

     (a) On the Bonds Closing Date, if any, the Common Representative shall become a party to this Agreement by entering into, in its capacity as Common Representative, New Party Accession Agreement and thereupon the Common Representative and the Peruvian Bondholders shall have all the rights and obligations of, respectively, the Common Representative and the Peruvian Bondholders under this Agreement.

     (b) A Replacement Lender or a Bridge Loan Provider, as the case may be, may become a party to this Agreement by entering into a New Party Accession Agreement and thereupon such Replacement Lender or Bridge Loan Provider, as the case may be, shall have all the rights and obligations of a Senior Facility Lender.

     9.02 Effectiveness. This Agreement shall come into full force upon its execution and delivery by each of the Parties, provided that none of the security interests granted by the Borrower hereunder shall become effective until the Closing Date.

     9.03 Termination. This Agreement shall terminate upon termination of Commitments and the earlier of (i) full payment of all Senior Loans Obligations owed to the Senior Lenders and (ii) full payment of all Senior Facility Loans Obligations owed to the Senior Facility Lenders and release, in accordance with
Section 7.03 of the Peruvian Bonds Indenture, of all security interests and rights in the Collateral created in favor of the Senior Lenders. Notwithstanding the termination of this Agreement as provided above in this Section, the Borrower's obligations which are expressly provided in this Agreement to survive shall survive. Upon satisfaction of each of the following conditions precedent, this Agreement and the security interests and rights created by or pursuant to this Agreement or any Financing Document in favor of the Senior Lenders and the Appointed Parties shall terminate, and the Administrative Agent shall, at the expense of the Borrower, execute and deliver a termination statement and such instruments of satisfaction, discharge and release of security as may be requested by the Borrower and shall pay, assign, transfer and deliver to or to the order of the Borrower all moneys and investments in the Accounts and all other trust funds and other property then held by it hereunder:

          (i) all Senior Loans Obligations and all sums payable hereunder and under any Financing Document to the Senior Facility Lenders and the Appointed Parties shall have been paid in full (and each Senior Facility Lender so certifies to the Trustee with respect to the Senior Loans Obligations owed to it); and

          (ii) the Borrower shall have delivered to the Administrative Agent a certificate stating that the conditions precedent to termination pursuant to this Section have been satisfied.


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
     9.04 Notices. Any notice, request, demand, consent, designation, direction, instruction, certificate, report or other communication to be given hereunder shall be given in the English language and will be duly given when delivered in writing or sent by electronic mail confirmed by facsimile transmission (with written confirmation of receipt, which confirmation may be by facsimile transmission) (provided that a notice sent by electronic mail shall be duly given only at the time the facsimile transmission confirming the same is sent) or facsimile transmission (with written confirmation of receipt, which confirmation may be by facsimile transmission) to a party at its address and facsimile transmission numbers as indicated below or to such other address as may be furnished for this purpose by such party (any such communication that is not in writing shall be confirmed in writing), provided that in the case of the Trustee or the Offshore Collateral Agent or the Onshore Collateral Agent, no notice, request, demand, consent, designation, direction, instruction, certificate, report or other communication to be given hereunder shall be sent by electronic mail and provided further that any notice, request, demand, consent, designation, direction, instruction, certificate, report or other communication sent to the Trustee or the Offshore Collateral Agent or the Onshore Collateral Agent shall be deemed effective upon actual receipt thereof:

     If to the Borrower, at

          c/o Asiento Minero Cerro Verde
          Uchumayo (Arequipa/Peru), Casilla Postal #299
          Shipping:  Av. Alfonso Ugarte #304
          Cercado, Arequipa, Republic of Peru
          Attention: General Manager
          Telephone: (054) 283-363
          Facsimile: (054) 283-376
          with a copy to PDC, at

          Phelps Dodge Tower
          1 North Central Avenue
          Phoenix, Arizona  85004
          U.S.A.
          Attention: Treasurer
          Telephone: (602) 366-8100
          Facsimile: (602) 366-8150

     If to JBIC, at

          4 - 1, Ohtemachi 1 - Chome
          Chiyoda - Ku
          Tokyo 100 - 8144
          Japan
          Attention: Director, Division 3, Energy and Natural Resources Finance Department
          Telephone: +81-3-5218-3514
          Facsimile: +81-3-5218-3966

     If to SMBC, at

          1-2, Yurakucho 1 - Chome,
          Chiyoda-ku,
          Tokyo,
          Japan 100-0006
          Attention: Corporate Banking, Division No. 3
          Telephone: +81-3-3240-8940
          Facsimile: +81-3-3240-2360

     If to BOT-M, at

          2-7-1, Marunouchi, Chiyoda-Ku
          Tokyo 100-8388
          Japan
          Attention: Structured Finance Division, Project Finance Group
          Telephone: +81-3-5200-6555
          Facsimile: +81-3-5200-6558

     If to KfW, at

          Department X1a1 - Export and Project Finance (Natural Resources) Palmengartenstrasse 5-9
          60325 Frankfurt am Main
          Germany
          Attention: Stephan Pueschel
          Telephone: +49-69-7431-4649
          Facsimile: +49-69-7431-2016

     If to any other Senior Facility Lender, to the Administrative Agent

          CALYON New York Branch
          1301 Avenue of the Americas
          New York, New York 10019
          Attention: Ted Vandermel
          Telephone:  (212) 261-7888
          Facsimile:  (212) 261-3421

     If to the Common Representative, at the address specified in the New Party Accession Agreement entered into by the Common Representative pursuant to which the Common Representative agrees to become a Party to this Agreement

     If to the Peruvian Bondholders, to the Common Representative at the address to be specified in the New Party Accession Agreement entered into on the Bond Issuance Date

     If to the Trustee or the Offshore Collateral Agent, at

          Citibank N.A.
          Citibank Agency & Trust
          388 Greenwich Street
          14th Floor
          New York, NY 10013
          Attention: Jenny Cheng
          Telephone: 212 816 5648
          Facsimile: 212 816 5530

     If to the Onshore Collateral Agent, at

          Citibank del Peru S.A.
          Av. Canaval y Moreyra 480
          3rd Floor
          San Isidro, Lima, Peru
          Attention: Raul Denegri G.
          Telephone: (511) 215-0126
          Facsimile: (511) 221-5040

     If to the Administrative Agent, at

          CALYON New York Branch
          1301 Avenue of the Americas
          New York, New York 10019
          Attention: Ted Vandermel
          Telephone: (212) 261-3421
          Facsimile: (212) 261-3421

     9.05 Entire Agreement. This Agreement and the other Financing Documents constitute the entire agreement and understanding, and supersede all prior agreements and understandings (both written and oral), between the Parties, and there are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof except as specifically set forth herein and therein.

     9.06 Amendments and Waivers.

     (a) Neither this Agreement nor any terms hereof may be amended, supplemented or modified other than pursuant to a written instrument executed by
(i) the Borrower, (ii) with respect to any amendment, supplement or modification that modifies any provision of this Agreement in a manner that adversely affects any Appointed Party's rights or indemnities hereunder or enlarges its duties hereunder, such Appointed Party and (iii) by the Requisite Lenders.

     (b) No waiver by any Party of any of its rights, powers and privileges under this Agreement shall be effective other than pursuant to a written instrument executed by the Party waiving such right, power or privilege, except that a waiver of rights, powers and privileges by the Senior Lenders can be executed by the Administrative Agent acting in accordance with Section 6.03.

     9.07 Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the MSA Parties and their successors and permitted assigns hereunder, any benefit or any legal or equitable right or remedy under this Agreement.

     9.08 Successors and Assigns.

     (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Appointed Parties and the Senior Lenders and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent (acting upon instructions from each Senior Lender).

     (b) The Common Representative and any Replacement Lender shall become an MSA Party as contemplated under Section 9.01.

     (c) The rights of a Peruvian Bondholder shall be transferred to a transferee of Peruvian Bonds.

     (d) Upon prior written notice to the Borrower and the Administrative Agent, each Senior Facility Lender may assign its rights hereunder to any other lender to which such Senior Facility Lender makes a transfer of an Advance as permitted under Section 12.13 of the Master Participation Agreement.

     9.09 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     9.10 Consent to Jurisdiction.

     (a) The Borrower hereby irrevocably consents and agrees, for the benefit of each Party hereto, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement may be brought in any Federal or State court located in New York County in the City of New York and hereby irrevocably accepts and submits to the non-exclusive jurisdiction of such court with respect to any such action, suit or proceeding. The Borrower hereby waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings, brought in any such court and hereby further waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought therein has been brought in an inconvenient forum.

     (b) Under the MPA, the Borrower has irrevocably appointed CT Corporation, with offices at the date of this Agreement at 1633 Broadway, New York, New York, U.S.A., as its authorized agent on which any and all legal process may be served in any such action, suit or proceeding brought in any Federal or State court located in New York County in the City of New York. The Borrower agrees that service of process in respect of it upon such agent, together with written notice of such service given to it in the manner provided in Section 9.04 hereof, shall be deemed to be effective service of process upon it in any such action, suit or proceeding. The Borrower agrees that the failure of such agent to give notice to it of any such service shall not impair or affect the validity of such service or any judgment rendered in any action, suit or proceeding based thereon. If for any reason such agent shall cease to be available to act as such, the Borrower agrees to designate a new agent in New York County in the City of New York, on the terms and for the purposes of this Section 9.10. Nothing herein shall be deemed to limit the ability of the Offshore Collateral Agent or Onshore Collateral Agent to serve any such legal process in any other manner permitted by applicable law or to obtain jurisdiction over the Borrower or bring actions, suits or proceedings against them in such other jurisdictions, and in such manner, as may be permitted by applicable law.

     9.11 No Trial by Jury. Each Party hereby waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     9.12 Remedies.

     (a) Other than as stated expressly herein, no remedy herein conferred upon the Offshore Collateral Agent and the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in additional to every other remedy given hereunder, under the other Financing Documents, or now or hereafter existing at law or in equity or by statue or otherwise.

     (b) No failure on the part of any Senior Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement or any other Financing Document shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege under any such document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No Senior Lender shall be responsible for the failure of any other Senior Lender to perform its obligations hereunder or under any Senior Loan Agreement.

     (c) In case any Senior Lender shall have proceeded to enforce any right, remedy or power under this Agreement or any other Financing Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to such Senior Lender, then and in every such case the Borrower and the Senior Lenders shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder and under such other Financing Document.

     9.13 Currency Equivalents. Calculation of currency equivalents (for any amount, its "Equivalent") on any day shall be based on the foreign exchange spot mid-rates for such day reported in The Wall Street Journal, Eastern Edition, or, if not so reported, on the mid-market foreign exchange spot closing rates for such day reported in the Financial Times, or, if not so reported, on spot foreign exchange mid-market rates for trading among banks in amounts of U.S.$1,000,000 and more as quoted by or to the Trustee.

     9.14 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     9.15 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

     9.16 No Partnership. Nothing contained in this Agreement and no action by any of the Parties is intended to constitute or shall be deemed to constitute among such Parties a partnership, association, joint venture or other entity.

                  [Remainder of page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed.

                                            SOCIEDAD MINERA CERRO VERDE S.A.A.


                                            By: /s/ Cristian Moran
                                                --------------------------------
                                                Name: Cristian Moran
                                                Title: Attorney in Fact


                                            JAPAN BANK FOR INTERNATIONAL
                                            COOPERATION


                                            By: /s/ Akira Ogawa
                                                --------------------------------
                                                Name: Akira Ogawa
                                                Title: Director General --
                                                Energy and Natural Resources
                                                Finance Department


                                            SUMITOMO MITSUI BANKING CORPORATION


                                            By: /s/ Takashi Shimahara
                                                --------------------------------
                                                Name: Takashi Shimahara
                                                Title: Joint General Manager -
                                                Structured Finance Department


                                            THE BANK OF TOKYO-MITSUBISHI, LTD.


                                            By: /s/ Hiroaki Makino
                                                --------------------------------
                                                Name: Hiroaki Makino
                                                Title: Senior Manager -
                                                Structure Finance Division


                                            KfW


                                            By: /s/ Wolfgang Behler
                                                --------------------------------
                                                Name: Wolfgang Behler
                                                Title: First Vice President

                                            By: /s/ Stephan Pueschel
                                                --------------------------------
                                                Name: Stephan Pueschel
                                                Title: Senior Project Manager


                                            CALYON NEW YORK BRANCH


                                            By: /s/ Georges Romano
                                                --------------------------------
                                                Name: Georges Romano
                                                Title: Managing Director


                                            By: /s/ Samuel Sherman
                                                --------------------------------
                                                Name: Samuel Sherman
                                                Title: Director


                                            THE ROYAL BANK OF SCOTLAND PLC


                                            By: /s/ Gregor Hamilton
                                                --------------------------------
                                                Name: Gregor Hamilton
                                                Title: Associate Director


                                            THE BANK OF NOVA SCOTIA


                                            By: /s/ Michael K. Eddy
                                                --------------------------------
                                                Name: Michael K. Eddy
                                                Title: Director-Mining


                                            By: /s/ Alexander Mihailovich
                                                --------------------------------
                                                Name: Alexander Mihailovich
                                                Title: Associate


                                            MIZUHO CORPORATE BANK, LTD.


                                            By: /s/ Masatoshi Abe
                                                --------------------------------
                                                Name: Masatoshi Abe
                                                Title: Senior Vice President

                                            THE ADMINISTRATIVE AGENT


                                            CALYON NEW YORK BRANCH,
                                               as Administrative Agent


                                            By: /s/ Samuel Sherman
                                                --------------------------------
                                                Name: Samuel Sherman
                                                Title: Director


                                            By: /s/ Ted Vandermel
                                                --------------------------------
                                                Name: Ted Vandermel
                                                Title: Director


                                            THE TRUSTEE

                                            CITIBANK, N.A.,
                                            as Trustee and Offshore Collateral
                                            Agent


                                            By: /s/ Jenny Cheng
                                                --------------------------------
                                                Name: Jenny Cheng
                                                Title: Vice President


                                            CITIBANK DEL PERU S.A.,
                                            as Onshore Collateral Agent


                                            By: /s/ Jose Antonio Blanco
                                                --------------------------------
                                                Name: Jose Antonio Blanco
                                                Title: Vice Presidente


                                            By: /s/ Manuel Salazar Maurer
                                                --------------------------------
                                                Name: Manuel Salazar Maurer
                                                Title: Vice Presidente

                                                                      SCHEDULE A

                           LIST OF MINING CONCESSIONS

                                 PUBLIC REGISTRATION
                                 -------------------                                    DATE
   CONCESSION          CODE        FICHA    PARTIDA    CURRENT APPROVAL RESOLUTION    APPROVAL
----------------   -----------    ------   --------    ---------------------------   ---------
CERROVERDE 1,2,3   01562191Z01    226173                    R.D. 126-91-EM-DGM       20-Dic-91
TAMBOQUEMADO1        010220193      8459                     R.J.1258-98-RPM         31-Mar-98
TIABAYA-04           050003494      6188                    R.J. 005805-95-RPM       21-Nov-95
TIABAYA-05           050003594      6187                 R.J. 01112-2001-INACC/J     28-Sep-01
TIABAYA-06           050003694      6186                 R.J. 01092-2001-INACC/J     28-Sep-01
TIABAYA-10           050004094      6183                 R.J. 02052-2002-INACC/J     07-Nov-02
TIABAYA-12           050004294      6232                 R.J. 02153-2002-INACC/J     12-Nov-02
TIABAYA-14           050004494      6178                 R.J. 02057-2002-INACC/J     07-Nov-02
TIABAYA-16           050004694      6175                 R.J. 01154-2001-INACC/J     28-Sep-01
TIABAYA-21           050005194      6213                     R.J. 7832-94-RPM        23-Nov-94
TIABAYA-22           050005294      6212                     R.J. 8241-94-RPM        30-Nov-94
TIABAYA-23           050005394      6211                     R.J. 8211-94-RPM        30-Nov-94
TIABAYA-24           050005494      6210                     R.J. 8006-94-RPM        29-Nov-94
TIABAYA-25           050010995      6223                    R.J. 003753-95-RPM       17-Jul-95
TIABAYA-26           050010495      6224                    R.J. 003904-95-RPM       18-Jul-95
TIABAYA-27           050011095      6225                     R.J. 4725-95-RPM        29-Sep-95
TIABAYA-28           050010595      6226                    R.J. 003902-95-RPM       18-Jul-95
TIABAYA-29           050011195      6227                    R.J. 003488-95-RPM       30-Jun-95
TIABAYA-30           050010795      6228                    R.J. 003903-95-RPM       18-Jul-95
TIABAYA-31           050010895      6229                    R.J. 003901-95-RPM       18-Jul-95
TIABAYA-32           050010695      6230                    R.J. 003752-95-RPM       17-Jul-95

TIABAYA-33           050011395      6254                    R.J. 003549-95-RPM       17-Jul-95
TIABAYA-34           050011795      6255                    R.J. 006028-95-RPM       30-Nov-95
TIABAYA-37           050015795      9144                 R.J. 01084-2001-INACC/J     26-Sep-01
TIABAYA-47           050014795      9153                 R.J. 01155-2001-INACC/J     28-Sep-01
TIABAYA-48           050018395      9155                 R.J. 01091-2001-INACC/J     28-Sep-01
TIABAYA-52           050009596      9173                     R.J. 0924-99-RPM        09-Abr-99
TIABAYA-53           050010196      9152                    R.J. 00315-98-RPM        30-Ene-98
TIABAYA-54           050010496      9151                    R.J. 06280-97-RPM        29-Ago-97
TIABAYA-67           050006599      9445                   R.J. 01374-2000-RPM       05-Abr-00
TIABAYA-87           050001901      9466                 R.J. 00837-2001-INACC/J     16-Ago-01
TIABAYA-90(1)        010101402             11047876       R.J.02178-2002-INACC/J     18-Nov-02
TIABAYA-91           050003103             11042328       R.J.02305-2003-INACC/J     27-Ago-03
TIABAYA-92           050003203             11042357       R.J.03092-2003-INACC/J     09-Oct-03
TIABAYA-93           050003303             11042372       R.J.02217-2003-INACC/J     25-Ago-03
TIABAYA-94(2)        050010903             11047875       R.J.04332-2003-INACC/J     10-Dic-03
TIABAYA-95           050008804             11047873       R.J.03046-2004-INACC/J     24-Ago-04

----------
(1)  To become a Mining Concession after registration to the Borrower.

(2)  To become a Mining Concession after registration to the Borrower.

                               PUBLIC REGISTRATION
                               -------------------                                    DATE
   CONCESSION         CODE      FICHA     PARTIDA    CURRENT APPROVAL RESOLUTION    APPROVAL
----------------   ---------    -----   ----------   ---------------------------   ---------
TIABAYA-96(3)      050008904            IN PROCESS      R.J.00915-2005-INACC/J     02-Mar-05
CHRISTMAS(4)       050003403             11048907       R.J.01982-2003-INACC/J     25-Jul-03
CHRISTMAS 1        050016403             11047872       R.J.02750-2004-INACC/J     04-Ago-04
TIABAYA-97         050015404             11059079      R.J. 01133-2005-INACC/J     10-Mar-05
CHRISTMAS 2        050004005             11059078      R.J. 02072-2005-INACC/J     13-May-05

                            BENEFICIATION CONCESSION

                              PUBLIC REGISTRATION
                              -------------------                                    DATE
   CONCESSION        CODE       FICHA    PARTIDA    CURRENT APPROVAL RESOLUTION    APPROVAL
----------------   --------     ------   -------    ---------------------------   ---------
PLANTA BENEFICIO   PO302563     229023                 R.D. 135-2003-EM/DGM       12-Jun-03
                                                       R.D. 151-2002-EM/DGM       21-May-02
                                                        R.D.308-96-EM-DGM         05-Sep-96
                                                        R.D. 339-96-EM/DGM        12-Ago-96

----------
(3)  To become a Mining Concession after registration to the Borrower.

(4)  To become a Mining Concession after registration to the Borrower.

                                                                  EXECUTION COPY

                                   SCHEDULE Z

     In this Schedule Z, in the Master Security Agreement and the Appendices and Exhibits thereto, and in any other document that references this Schedule Z, the following terms shall have the meanings assigned below (the singular includes the plural and vice versa):

     "Abandonment": the meaning given in Section 9.04 of the MPA.

     "Accelerated Parent Company": a Parent Company with respect to which a Completion Guarantee Acceleration Event has occurred.

     "Acceptable Credit Support Instruments": an Acceptable Guarantee or an Acceptable Letter of Credit.

     "Acceptable Guarantee": an unconditional and irrevocable Dollar-denominated guarantee substantially in the form of Exhibit O-1 or Exhibit O-2 to the Master Security Agreement or in such other form and substance reasonable satisfactory to the Supermajority Facility Lenders issued by a Person that, at the time of issuance, is an Acceptable Guarantor, which is non-recourse to the Borrower and drawable upon demand by the Trustee; provided that no such guarantee shall be deemed an "Acceptable Guarantee" if the Borrower is liable, directly or indirectly, for any reimbursement obligations to the guarantor or any other Person (other than if such reimbursement obligation is a Subordinated Loan) as a result of a drawing under such guarantee.

     "Acceptable Guarantor": a Person whose long term senior unsecured debt obligations are rated at least BBB- by Standard & Poor's or Baa3 by Moody's and whose Net Worth is at least equal to U.S.$1 billion (or the Equivalent) or, alternatively, any other Person so long as the Borrower gives written notice to the Administrative Agent that it has selected such Person as an Acceptable Guarantor, and the Administrative Agent, acting pursuant to written instructions from the Supermajority Lenders, consents to such selection.

     "Acceptable Issuer": any bank having capital funds and reserves of not less than U.S.$1,000,000,000 (or the Equivalent) and whose long term senior unsecured debt obligations are rated at least A- by Standard & Poor's or A3 by Moody's or, alternatively, any other Person so long as the Borrower gives written notice to the Administrative Agent that it has selected such Person as an Acceptable Issuer, and the Administrative Agent, acting pursuant to written instructions from the Supermajority Lenders, consents to such selection.

     "Acceptable Letter of Credit": an irrevocable Dollar-denominated standby letter of credit substantially in the form of Exhibit K to the Master Security Agreement or in such other form and substance reasonably satisfactory to the Supermajority Lenders, in favor of the Trustee for the benefit of the Senior Lenders, issued by an Acceptable Issuer, which (i) has an expiration date not prior to the date one year after the issuance thereof, (ii) is non-recourse to the Borrower and (iii) is drawable upon demand by the Trustee; provided that no such letter of credit shall be deemed an "Acceptable Letter of Credit" if the Borrower is liable, directly or indirectly, for any reimbursement obligations to the issuer of such letter of credit or any other Person (other than if such reimbursement obligation is a Subordinated Loan) as a result of a drawing under such letter of credit.

     "Acceptable PD Replacement": the meaning given in Section 5.01(q)(i) of the MPA.

     "Accounts": the Proceeds Account, the Onshore Dollars Account, the Onshore Nuevos Soles Account, the Operating Onshore Dollars Account and the Operating Onshore Nuevos Soles Account.

     "ACMC": the meaning given in Recital C of the MPA.

     "Additional Tax Amount": the meaning given in Section 3.09(b) of the MPA.

     "Adequate Power Supply Commitments": an unconditional agreement to supply power to the Borrower from a reliable power supplier (which will include EGASA).

     "Administrative Agent": the meaning given in the preamble of the MPA.

     "Advance": the meaning given in Section 2.01(a) of the MPA.

     "Affiliate": with respect to any Person (the "First Person"), any other Person (the "Second Person") which directly or indirectly Controls, or is under common Control with, or is Controlled by, such First Person.

     "Affiliate Transferee": the meaning given in Section 2.02(a) of the TRA.

     "Aggregate Base Advance Amount": with respect to any of the Senior Facility Lenders, the aggregate amount of Base Advances made by such Senior Facility Lender under its Senior Facility Loan Agreement prior to repayment of any such Base Advances.

     "Aggregate Committed Amount": with respect to each Senior Facility Lender, the sum of its Base Committed Amount and Stand-By Committed Amount, if any.

     "Aggregate Issued Bond Amount": with respect of the Peruvian Bonds the aggregate principal amount of Peruvian Bonds issued by Borrower.

     "Aggregate Stand-By Advance Amount": with respect to any of the Commercial Banks, the aggregate amount of Stand-By Advances made by such Commercial Bank under the Commercial Bank Loan Agreement prior to repayment of any such Stand-By Advances.

     "Ancillary Capital Expenditures": capital expenditures that are neither Incremental Capital Expenditures nor Sustaining Capital Costs.

     "Annual Budget": the meaning given in Section 7.05(b) of the MPA.

     "Annual DSCR": with respect to any calendar year, the DSCR appearing on line 80 of the Executive Summary sheet of the Financial Model.

     "Applicable Environmental Laws": any statute, law, ordinance, code, rule, regulation, order, decree or other requirement of any Peruvian Governmental Authority regulating the protection of human health (as it relates to releases of, or exposure to, hazardous substances) or the environment, applicable to the Sulfide Project and the Borrower.

     "Appointed Parties": collectively, the Trustee, the Onshore Collateral Agent, the Offshore Collateral Agent and the Administrative Agent.

     "Appointing Parties": (i) with respect to the Trustee - the Borrower and the Senior Lenders, and (ii) with respect to the Offshore Collateral Agent, the Onshore Collateral Agent and the Administrative Agent - the Senior Lenders.

     "Assigned Agreements": the meaning given in Section 3.03 of the MSA.

     "Authorized Officers": with respect to any Person, any duly authorized officer of such Person.

     "Availability Period End Date": the earliest of (i) the Completion Release Date, (ii) the date of full utilization of the Senior Facility Loans and (iii) the date that is 30 months after the date of the initial disbursement of the first Base Advance, but in any event no later than one month prior to the first Payment Date.

     "Base Advance": the meaning given in Section 2.04(a) of the MPA.

     "Base Case Assumptions": the Base Case Assumptions Scenario as per the Sensitivities Tab of the Financial Model.

     "Base Committed Amount": with respect to each Senior Facility Lender, the amount set forth opposite its name on Schedule A to the Master Participation Agreement, in the column titled "Base Committed Amounts," as such amount may be adjusted from time to time in accordance with the MPA.

     "Beneficiation Concession": the beneficiation concession identified in Schedule A to the MSA.

     "Bonds Closing Date": the meaning given in Section 2.02(b) of the MPA.

     "Bond Issuance Notice": the meaning given in Section 2.02(a) of the MPA.

     "Borrower": the meaning given in the preamble of the MPA.

     "Borrower Abandonment Event of Default": an MPA Event of Default described in Section 9.01(l) of the MPA and an Indenture Event of Default described in
Section 8.01(k) of the Peruvian Bonds Indenture, which has been declared in accordance with the MPA or the Peruvian Bonds Indenture, as the case may be.

     "Borrower Bankruptcy Event of Default": an MPA Event of Default described in Section 9.01(d) of the MPA and an Indenture Event of Default described in
Section 8.01(c) of the Peruvian Bonds Indenture.

     "Borrower Cessation Notice": an MPA Cessation Notice and a cessation notice delivered pursuant to Section 9.03(n) of the Peruvian Bonds Indenture.

     "Borrower Completion Event of Default": an MPA Event of Default described in Section 9.01(m) of the MPA.

     "Borrower Enforcement Action": means (i) applying funds in the Accounts as contemplated in Section 4.17 of the MSA; (ii) taking any enforcement action with respect to any security interests in the Collateral; and/or (iii) taking any other legal, equitable or other remedial action against the Borrower provided under any Financing Documents or any other action available under applicable law, provided that actions taken by Senior Lenders pursuant to Section 5.01 of the MSA shall not constitute "Borrower Enforcement Action".

     "Borrower Enforcement Direction": the meaning given in Section 5.02(a) of the MSA.

     "Borrower Enforcing Lenders": the meaning given in Section 5.05(a) of the MSA.

     "Borrower Event of Default": an MPA Event of Default or an Indenture Event of Default, which has been declared in accordance with the MPA or the Peruvian Bonds Indenture, as the case may be.

     "Borrower Expropriation Event of Default": an MPA Event of Default described in Section 9.01(j) of the MPA arising as a result of the occurrence of an Expropriatory Action.

     "Borrower Financial Completion Certificate": the certificate referred to in
Section 2.01(g) of the Completion Guarantee.

     "Borrower Payment Event of Default": an MPA Event of Default described in
Section 9.01(a) of the MPA and an Indenture Event of Default described in
Section 8.03(b) of the Peruvian Bonds Indenture, which has been declared in accordance with the MPA or the Peruvian Bonds Indenture, as the case may be.

     "BOT-M": the meaning given in the preamble of the MPA.

     "Bridge Loan Agreement": a loan agreement which as of the date it is entered into (x) is entered into on terms and conditions no less favorable to the Borrower than the terms and conditions of the Senior Facility Loan Agreement for the applicable Suspending Lender, (y) provides for payment of principal and interest on the same dates and in the same percentages as principal and interest are payable under the Senior Facility Loan Agreement for the applicable Suspending Lender (including the amortization schedule thereto) and (z) shall be secured on a pari passu basis with the other Senior Facility Loan Agreements but which shall not entitle the lender thereunder (or holder of loans thereunder) to any voting rights so long as such lender or holder is a Parent Company or an Affiliate thereof.

     "Bridge Loan Provider": the meaning given in Section 3.10(b) of the MPA.

     "Business": the Sulfide Project and the Current Operations.

     "Business Day": a day on which banks are generally open for business in London, England, New York, New York, United States, Tokyo, Japan, Frankfurt am Main, Germany and Lima, Peru.

     "Buy-Down Notice Date": the meaning given in Schedule A to the Completion Guarantee.

     "Buyer": any purchaser of Concentrates, Cathodes or other products under a Sales Agreement.

     "BVN": the meaning given in Recital C of the MPA.

     "BVN Affiliate Transferee": an Affiliate Transferee to whom BVN or a previous BVN Affiliate Transferee has transferred Restricted Common Stock or Subordinated Loans in accordance with Section 2.02(a) and Section 2.02(b) of the TRA.

     "Calculation Date": the meaning given in Schedule A to the Completion Guarantee.

     "Calculation Date Excess Amount": the meaning given in Schedule A to the Completion Guarantee.

     "Calculation Date Outstanding Amount": the meaning given in Schedule A to the Completion Guarantee.

     "Calculation Period": each period commencing on a Payment Date and ending on the next succeeding Payment Date (including the first Payment Date and excluding the second Payment Date of each such period).

     "Calyon": the meaning given in the preamble of the MPA.

     "Calyon Lender": Calyon or any assignee of Calyon that (i) has purchased Senior Facility Loans in excess of U.S.$10 million and (ii) has been designated by Calyon, or by the immediate predecessor Calyon Lender, by written notice to the Administrative Agent and the Borrower as the Calyon Lender.

     "Capital Increase": the issuance by the Borrower, on June 1, 2005, in accordance with the terms of the Participation Agreement, of 122,746,913 new Common Stock.

     "Capital Lease Obligations": for any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any Property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under United States GAAP and, for the purposes hereof the amount of such obligations shall be the capitalized amount thereof, determined in accordance with United States GAAP.

     "Cathodes": the copper cathodes produced by the Borrower.

     "CCMC": the meaning given in Recital C of the MPA.

     "CG Party" or "CG Parties": the Parent Companies, each of the Lead JBIC Arrangers, each of the Senior Facility Lenders and the Administrative Agent.

     "Closing Date": the date of disbursement of the initial Base Advance by the Senior Facility Lenders.

     "Closing Documents": collectively, each Financing Document and Closing Project Document.

     "Closing Insurance Document": such insurance documentation required to be delivered in order to satisfy the requirements of Appendix II to the MPA.

     "Closing Project Documents": collectively, the Offtake Agreements, the Power Supply Agreements, the Construction Agreements, the Operator's Agreement, the Transportation Agreements and the Port Services Agreement.

     "Closure Law": means the Mine Closure Plan Law (Ley que regula el cierre de Minas) number 28090 published October 14, 2003 and the Closure Regulations (Reglamento para el cierre de Minas), D.S. 033-20005-EM, published August 15, 2005.

     "Closure Plan": The Borrower's Mine Closure Plan regulated by the Closure Law.

     "CMC": the meaning given in Recital C of the MPA.

     "Collateral": the collateral to be secured from time to time pursuant to the MSA or any other Security Document.

     "Collateral Agents": the Offshore Collateral Agent and the Onshore Collateral Agent.

     "Commercial Bank": any of Calyon, RBS, Scotia Capital or Mizuho.

     "Commercial Banks Loan Agreement": the meaning given in Section 2.01(a) of the MPA.

     "Commercial Production Start-up Date": the date as of which the Borrower, in its judgment, has achieved start of commercial production as notified by the Borrower to the Administrative Agent.

     "Commitment": the commitment of each Senior Facility Lender to make Advances pursuant to the Senior Facility Loan Agreement to which it is a party.

     "Commitment Percentage": with respect to each Senior Facility Lender, the percentage that the Aggregate Committed Amount of such Senior Facility Lender bears to the cumulative Aggregate Committed Amounts of all Senior Facility Lenders.

     "Committed Amount": with respect to each Senior Facility Lender, its Base Committed Amount and, with respect to each Commercial Bank, its Stand-By Committed Amount.

     "Common Representative": the entity appointed as the Common Representative of the Peruvian Bondholders under the Peruvian Bonds Indenture.

     "Common Stock": the shares of common voting stock of the Borrower, with a par value of approximately U.S.$0.5409 per share.

     "Completion Arbitration": the meaning given to such term in Section 2.03(b) of the Completion Guarantee.

     "Completion Certificates": collectively, the Full Completion Variable Certificates, the Partial Completion Variable Certificates and the Non-Variable Certificates.

     "Completion Guarantee": the Completion Guarantee, dated as of the date hereof, among the Parent Companies, the Borrower, the Senior Facility Lenders and the Administrative Agent.

     "Completion Guarantee Acceleration Event": with respect to any Parent Company, either (i) such Parent Company commences a proceeding under any applicable bankruptcy, reorganization, arrangement, readjustment of debt, relief of debtors, dissolution, insolvency, liquidation or similar law (whether now or hereafter in effect) relating to itself, or is declared bankrupt, is dissolved by reason of insolvency or makes a general assignment for the benefit of creditors, or any action is taken by it for the purpose of effecting any of the foregoing or by a receiver, custodian or trustee or other officer or representative of a court or of creditors; or there is commenced against it any such proceeding which remains undismissed for 60 days or (ii) such Parent Company fails to maintain a Net Worth at least equal to U.S.$1,500,000,000, in the case of PDC, Y 90,000,000,000 in the case of SMM or SC and U.S.$300,000,000 in the case of BVN.

     "Completion Guarantee Obligations": the obligations of the Parent Companies under the Completion Guarantee.

     "Completion Loans": the meaning given in 3.02(c) of the Completion
Guarantee.

     "Completion Release Date": the date of achievement of either (i) Full Completion or (ii) Partial Completion.

     "Completion Test Period": the meaning given to such term in the Full Completion Production Certificate or the Partial Completion Production Certificate, as the case may be.

     "CONASEV": the Peruvian National Supervisory Commission for Companies and Securities.

     "Concentrate": the copper concentrate to be produced by Borrower pursuant to the Sulfide Project.

     "Concentrate Sale Agreements": the meaning given in Recital F of the MPA.

     "Concessions": collectively, the Beneficiation Concession and the Mining Concessions.

     "Confirmed Cash Shortfall": the meaning given in Section 3.02(b) of the Completion Guarantee.

     "Construction Agreement": the Construction Agreement No. CV 12915, dated as of December 14, 2004, between the Borrower and Fluor Daniel Sucursal Del Peru.

     "Construction Agreements": the Construction Agreement and the Engineering Agreement.

     "Construction Budget": the program of work and expenditure required for construction of the Sulfide Project.

     "Continuing" or "Continuance": (i) with respect to an MPA Event of Default, that such MPA Event of Default has been declared as provided in Section 9.02 of the MPA and that the Administrative Agent has not received an effective Borrower Cessation Notice with respect thereto pursuant to Section 9.03 of the MPA, (ii) with respect to a MPA Default, that the event or condition that constitutes the MPA Default has occurred and is continuing and that the MPA Event of Default that has, or would, with the giving of notice or passage of time, or both, occur, has not been waived, (iii) with respect to an Indenture Event of Default, that such Indenture Event of Default has been declared by a Notice of Payment Event of Default, Notice of Bankruptcy Event of Default or a Notice of Ordinary Event of Default, as the case may be, (as such terms are defined in the Peruvian Bonds Indenture) and that the Borrower has not received a notice that such Indenture Event of Default has ceased to exist in accordance with Section 9.03(n) of the Peruvian Bonds Indenture, (iv) with respect to a PC Event of Default, that such PC Event of Default has been declared as provided in Section
8.03 of the Completion Guarantee and that the Administrative Agent has not received an effective PC Cessation Notice with respect thereto pursuant to
Section 8.04 of the Completion Guarantee, and (v) with respect to an Event of Political Force Majeure, that an Event of Political Force Majeure has occurred and is continuing.

     "Control" (including, with its correlative meanings "Controlled by" and "under common Control with"): possession, directly or indirectly, of power (whether or not exercised) to direct or cause the direction of or exercise a controlling influence on management or policies (whether through legal or beneficial ownership of securities or partnership or other ownership interests, by contract, representation on the board of directors or similar governing body or otherwise).

     "Core Mining Concessions": collectively, Cerro Verde Mining Concession 1, 2, 3, and the Beneficiation Concession.

     "Core Peruvian Governmental Approval": the meaning given in Section 6.03(d) of the MPA.

     "Current Operations": the meaning given in Recital A of the MPA.

     "Debt Buy-Down Closing Date": the meaning given in Section 3.03(c) of the Completion Guarantee.

     "Debt Buy-Down Notice": the meaning given in Section 3.03(a) of the Completion Guarantee.

     "Debt Buy-Down Option": the meaning given in Section 3.03 of the Completion Guarantee.

     "Debt Buy-Down Release Date": the date upon which any of the circumstances described in Section 3.03(d) of the Completion Guarantee shall occur.

     "Debt Service Coverage Ratio" or "DSCR": with respect to any Calculation Period, the ratio of Operating Cash to Senior Debt Service (in each case taking into account incoming payments and expenses resulting from Permitted Hedges) with respect to such Calculation Period.

     "Defaulting Parent Company": a Parent Company with respect to which a PC Event of Default has occurred.

     "Depository Bank": the meaning given in Section 4.01(a)(ii) of the MSA.

     "Disbursement Date": the date requested for the disbursement of a Base Advance or a Stand-By Advance, as the case may be, in the relevant Notice of Borrowing.

     "Dollars" and "U.S.$": the lawful currency of the United States.

     "Domestic Buyer's Consent": the meaning given in Section 3.02(b)(ii) of the MSA.

     "Domestic Sales": a sale to a Buyer located in Peru.

     "Domestic Sales Agreement": any Sales Agreement with a Buyer located in
Peru.

     "Dry Metric Tonne": 1,000 kilograms or 2.204.62 pounds avoirdupois without any moisture (H2O) content.

     "Efficiency Full Completion Certificate": the certificate referred to in
Section 2.01(b) of the Completion Guarantee.

     "Efficiency Partial Completion Certificate": the certificate referred to in
Section 2.02(b) of the Completion Guarantee.

     "EGASA": Empresa de Generacion Electrica de Arequipa S.A.

     "El Peruano": the Peruvian official gazette published daily by Empresa Peruana de Servicios Editoriales S.A., a private company fully owned and Controlled by the Peruvian government.

     "Engineering Agreement": the Engineering Agreement No. CV 12913, dated as of December 14, 2004, between the Borrower and Fluor Canada Ltd.

     "Environmental Certificate": the certificate referred to in Section 2.01(h) of the Completion Guarantee.

     "Environmental Laws": any statute, law, ordinance, code, rule, regulation, order, decree or other requirement of any Governmental Authority regulating the protection of human health (as it relates to releases of, or exposure to, hazardous substances) or the environment, applicable to the Sulfide Project and the Borrower.

     "Environmental and Social Management Plan" or "ESMP": the plan that describes the measures to be taken (and the actions needed to implement such measures) during the implementation and operation of the Sulfide Project to eliminate, offset or reduce the adverse environmental and social impacts identified in the environmental impact assessment documents and approval process of the Sulfide Project.

     "Equator Principles": those principles so entitled and described therein as "An industry approach for financial institutions in determining, accessing and managing environmental and social risk in project financing", dated 4th June, 2003 and developed and adapted by the International Finance Corporation and various other banks and financial institutions.

     "Equivalent": the meaning given in Section 12.06 of the MPA.

     "Eurodollar Business Day": any day on which banks are generally open for business in London, England.

     "Event of Political Force Majeure": the occurrence of an Expropriatory Action, War or a material breach or effective unilateral amendment or cancellation by the Republic of Peru of the Stability Agreement (it being understood that an assertion or determination that certain benefits of the Stability Agreement do not apply to part of the operations of the Borrower will not be treated as an Event of Political Force Majeure).

     "Excepted Property": (i) any contract relating to the construction or operation of the Sulfide Project and the Current Operations which has a term of less than one year and is in an amount that does not exceed the Agreed Threshold, (ii) Mining Assets with an individual book value below the Agreed Threshold, (iii) real property owned by the Borrower which is not a Mining Asset and which has an individual book value below U.S.$1 million, (iv) equipment, machinery and movable assets which are not Mining Assets and which have an individual book value below U.S.$1 million, (v) the Stability Agreement, and
(vi) all permits, licenses, franchises and rights which pursuant to their terms or under applicable law cannot be pledged or would become void or voidable if pledged. For the purpose of this definition, (A) Mining Assets shall mean all buildings and facilities used in connection with the mining activities supported by the concessions subject to the mining mortgage described in Section 3.01(i) of the MSA and all equipment, machinery and movable assets owned by the Borrower and used in connection with the mining activities of the Borrower, and (B) the Agreed Threshold shall equal U.S.$300,000, provided that (x) if the aggregate book value of all unpledged Mining Assets as of the Closing Date exceeds U.S.$50 million, the Agreed Threshold shall be reduced as necessary so that the aggregate book value of all unpledged Mining Assets does not exceed U.S.$50 million and (ii) if the aggregate book value of all unpledged Mining Assets as of any date on which the security interest are to be updated subsequent to the Closing Date exceeds U.S.$180 million (or following the occurrence of a Borrower Event of Default 15% of the aggregate book value of all Mining Assets, if lower than U.S.$180 million), the Agreed Threshold shall be reduced so that the aggregate book value of all unpledged Mining Assets does not exceed U.S.$180 million (or following the occurrence of a Borrower Event of Default 15% of the aggregate book value of all Mining Assets, if lower than U.S.$180 million).

     "Excluded Taxes": the meaning given in Section 3.09(a) of the MPA.

     "Expropriation Compensation": (i) all value (whether in the form of money, securities, property or otherwise) paid or payable by Peru or its agencies or instrumentalities, in whole or partial settlement of claims, whether or not resulting from judicial proceedings and whether paid or payable within or without Peru, as compensation for or in respect of Expropriatory Action (without regard to the threshold set forth therein), and (ii) all rights to institute proceedings (whether before a court or judge or by way of arbitration or otherwise) to enforce any claims, execute judgments or awards and collect and receive payments pursuant to clause (i) above.

     "Expropriatory Action": any action or series of actions (individually or in the aggregate together with similar prior actions or series of actions) that is taken, authorized or ratified by Peru or any agency, instrumentality or political subdivision thereof, for the appropriation, requisition, confiscation, expropriation or nationalization (by intervention, condemnation or other form of taking), whether with or without compensation, of (i) equity interests constituting more than 20% of aggregate common equity interests in the Borrower,
(ii) equity interests in the Borrower held by the Parent Companies or the Shareholders constituting more than 20% of the aggregate equity interests held by all Parent Companies and Shareholders collectively] or (iii) ownership or control of the Project Property or any substantial part thereof the loss of which would have a Material Adverse Effect.

     "Extraordinary Major Maintenance Expenditures": capital expenditures other than resulting from works that must be performed periodically for the maintenance of the assets of the Borrower.

     "Extraordinary Major Maintenance Reserve Amount": the amount determined by the board of directors of the Borrower in accordance with Section 7.26 of the MPA; provided that until such a determination is made for the first time, the Extraordinary Major Maintenance Reserve Amount shall be equal to zero.

     "Extraordinary Major Maintenance Reserve Deficiency": as of any date, the difference, if positive, between the Extraordinary Major Maintenance Reserve Amount and the funds credited to the Extraordinary Major Maintenance Reserve Sub-Account.

     "Extraordinary Major Maintenance Reserve Excess": as of any date, the difference, if positive, between the funds credited to the Extraordinary Major Maintenance Reserve Sub-Account and the Extraordinary Major Maintenance Reserve Amount.

     "Extraordinary Major Maintenance Reserve Sub-Account": the meaning given in
Section 4.01(b)(iii) of the MSA.

     "Feasibility Study": Cerro Verde Primary Sulfide Feasibility Study, dated May 2004, prepared by Fluor Canada Ltd., as modified by the Project Update, dated September 2004.

     "Federal Funds Effective Rate": for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

     "Final Maturity Date": the date that is 90 months after the first Payment Date, provided that if such date shall fall on a day that is not a Business Day, the Final Maturity Date shall be the immediately succeeding Business Day.

     "Financial Model": the financial model labeled FS108HPGR_v23LP SEP05 MinProd-D and delivered on the date of execution of the MPA.

     "Financial Statements": the meaning given in Section 6.09 of the MPA.

     "Financing Documents": the Senior Lenders Financing Documents and the Senior Facility Lenders Financing Documents.

     "Force Majeure": with respect to each given Project Document, the meaning given to such term in such Project Document.

     "Full Completion": the meaning given in Section 2.01 of the Completion Guarantee.

     "Full Completion Variable Certificate": the certificate referred to in
Section 2.01 of the Completion Guarantee.

     "Funding Losses": the meaning given in Section 3.11 of the MPA.

     "General Corporate Law": Ley General de Sociedades enacted by Peruvian Law No. 26887, as may be amended from time to time.

     "Global Coordinator": the meaning given in the Preamble to the MPA.

     "Government Rule": any statute, law, regulation, ordinance, rule, judgment, decree, injunction, order, writ, decision, directive, environmental guideline, policy, restriction or rule of common law, requirement of, or other mandatory governmental restriction or any similar form of decision of or determination by, any Governmental Authority, and authoritative interpretations thereof, whether now or hereafter in effect, applicable from time to time to the relevant Person, property or transaction.

     "Governmental Approval": any authorization, consent, approval, license, ruling, permit, concession, certification, exemption, filing (other than with respect to the perfection of any security interest), variance, order, judgment, decree, publication, notice to, declaration of or with or registration by or with any Governmental Authority.

     "Governmental Authority": any national, state, county, city, town, village, municipal or other local governmental department, commission, board, bureau, agency, authority or instrumentality of any nation that affects or may affect the transactions contemplated hereby or any political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any of the foregoing entities, including, without limitation, all commissions, boards, bureaus, arbitrators and arbitration panels, and any authority or other Person Controlled by any of the foregoing.

     "Guarantee": a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or to become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of his, her or its obligations or an agreement to assure a creditor against loss, and including, without limitation, assuming liability (contingent or otherwise) for reimbursement of any drawings upon any bank or other financial institution which may issue one or more letters of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

     "Guarantee Release Date": either (i) the date of achievement of Full Completion, with respect to all Parent Companies, or (ii) the date of occurrence of the Debt Buy-Down Release Date as contemplated under Section 3.03(d) of the Completion Guarantee.

     "Guaranteed Obligations": the meaning given in Section 4.01(a) of the Completion Guarantee.

     "Hazardous Material": means any pollutant, contaminant, chemical or toxic or hazardous material, substance or waste or any other material or substance, to the extent exposure to such material or substance is now or hereafter prohibited, limited or regulated under any Environmental Law.

     "Hedge Agreements": (a) currency swap agreements, option contracts, futures contracts, option on future contracts, spot or forward contracts or other agreements to purchase or sell currency or any other hedging arrangement entered into by the Borrower to hedge the Borrower's exposure to movements in the rates of exchange of non-Dollar currencies, (b) interest rate swaps, option contracts, futures contracts, options on futures contracts, cap, floors, collars or any other similar hedging arrangements entered into by the Borrower to hedge the Borrower's exposure to movements in interest rates, (c) forward purchases and sales, put options, synthetic put options, call options, collars or any other arrangement entered into by the Borrower to hedge the Borrower's exposure to movements in prices of final products produced or inputs consumed in the production process and (d) any other derivative transaction or hedging arrangements into which the Borrower may enter.

     "Hermes": Euler Hermes Kreditversicherungs-AG acting on behalf of the government of the Federal Republic of Germany.

     "Hermes Guarantee": the insurance coverage to be provided by Hermes in favor of KfW in respect of the Borrower's obligations under the KfW Loan Agreement.

     "I.A. Financial Completion Certificate": the certificate referred to in
Section 2.01(f) of the Completion Guarantee.

     "Identified Material Project Documents": the Offtake Agreements, the Operator's Agreement, the Power Supply Agreements, evidence of the Borrower's water rights for the Sulfide Project and the Core Mining Concessions, and, in each case, any substitute agreement thereto entered into after the date hereof in accordance with the terms of the MPA.

     "Incremental Capital Expenditure": capital expenditures made to implement productivity improvements.

     "Incumbency Certificate": an incumbency certificate substantially in the form attached as Exhibit M to the MSA.

     "Indebtedness": for any Person, without duplication, (i) all indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (ii) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days after the date the respective goods are delivered or the respective services are rendered; (iii) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (iv) all Indebtedness of others secured by (or for which the holder of any such obligation has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Indebtedness so secured thereby has been assumed by such Person; (v) Capital Lease Obligations of such Person; and
(vi) Indebtedness of others guaranteed by such Person.

     "Indemnified Taxes": the meaning given in Section 3.09(a) of the MPA.

     "Indenture Event of Default": any of the events listed in Section 8.01 of the Peruvian Bonds Indenture.

     "Independent Engineer": Chlumsky, Armburst & Meyer, L.L.C., or such other consultant appointed in accordance with Section 12.01(b) of the MPA.

     "Independent Public Accountants": PricewaterhouseCoopers or, for any given year, the independent public accountants who certified the annual audited financial statements of PDC for such year or any other independent public accountant appointed in accordance with Section 12.01(a) of the MPA.

     "Insurance Completion Certificate": the certificate referred to in Section 2.01(d) of the Completion Guarantee.

     "Insurance Consultant": Aon Risk Services, Inc. of Northern California Insurance Services, or any such other insurance consultant appointed in accordance with Section 12.01(b) of the MPA.

     "Interest Payment Date": prior to the first Payment Date, each September 20 and March 20 and, starting on the first Payment Date, each Payment Date, provided that if any such date shall fall on a day that is not a Business Day, the relevant Interest Payment Date shall be the immediately succeeding Business Day.

     "Interest Period": any of the following periods:

          (i) on or prior to the first Payment Date, each period commencing on an Interest Payment Date (or with respect to the first Interest Period corresponding to the disbursement of any Advance on the date of disbursement of such Advance) and ending on the day immediately preceding the next succeeding Interest Payment Date (including the first day and the last day of such period); and

          (ii) thereafter, each period commencing on a Payment Date and ending on the day immediately preceding the next succeeding Payment Date (including the first day and the last day of such period).

     "Investment Grade Entity": a Person whose long term senior unsecured debt obligations are rated at least investment grade by Standard & Poor's or Moody's.

     "JBIC": the meaning given in the preamble of the MPA.

     "JBIC Environmental and Social Guidelines": the Japan Bank for International Cooperation Guidelines for Confirmation of Environmental and Social Considerations in the form attached to the JBIC Loan Agreement.

     "JBIC Agent": the meaning given in the JBIC Loan Agreement.

     "JBIC Loan Agreement": the meaning given in Section 2.01(a) of the MPA.

     "JBIC Tranche A Advance": the meaning given in the JBIC Loan Agreement.

     "JBIC Tranche B Advance": the meaning given in the JBIC Loan Agreement.

     "KfW": the meaning given in the preamble of the MPA.

     "KfW Lender": KfW or any assignee of KfW that (i) has purchased Senior Facility Loans in excess of U.S.$10 million and (ii) has been designated by KfW, or by the immediate predecessor KfW Lender, by written notice to the Administrative Agent and the Borrower as the KfW Lender, unless KfW is a Suspending Lender and the Borrower has entered into a

Replacement Loan Agreement with a Replacement Lender that is not an Affiliate of a Parent Company in which case such Replacement Lender shall become the KfW Lender.

     "KfW Loan Agreement": the meaning given in Section 2.01(a) of the MPA.

     "Labor Unrest": labor disputes and industrialized actions, including a strike, interruption, slowdown and other similar action on the part of organized labor.

     "Lead Arbitration": an arbitration proceeding commenced under the Master Participation Agreement regarding the occurrence of an Event of Political Force Majeure.

     "Lead JBIC Arrangers": the meaning given in the preamble of the MPA.

     "Legal Completion Certificate": the certificate referred to in Section 2.01(e) of the Completion Guarantee.

     "LIBOR": the meaning given to such term in the Commercial Banks Loan Agreement.

     "Lien": with respect to any Property, any mortgage, lien, pledge, charge, lease, easement, servitude, right of others, security interest or encumbrance of any kind in respect of such Property. For the purposes of this definition, any Person shall be deemed to own subject to a Lien any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

     "Limited Operating Costs": Operating Costs excluding expenditures which are not essential to the compliance by the Borrower with its obligations under the Financing Documents or required to operate the Current Operations or the Sulfide Project in accordance with good industry mining practice or to maintain the Sulfide Project's actual operating capacity at, or to prevent a material increase in operating expenses from, the levels contemplated in the Mine Plan then in effect or to satisfy legal or contractual obligations of the Borrower.

     "Majority Facility Lenders": with respect to any vote or decision to be made by Senior Facility Lenders, (i) before the Availability Period End Date, a vote or decision made by (x) Senior Facility Lenders with a cumulative Aggregate Committed Amount greater than 66 2/3% of the cumulative Aggregate Committed Amount of all Senior Facility Lenders and (y) at least 4 Senior Facility Lenders Votes; and (ii) after the Availability Period End Date, a vote or decision made by (x) Senior Facility Lenders holding Senior Facility Loans with an Outstanding Advance Amount greater than 66 2/3% of the Outstanding Advance Amount of the Senior Facility Loans held by all Senior Facility Lenders and (y) at least 4 Senior Facility Lenders Votes.

     "Majority Lenders": with respect to any vote or decision to be made by Senior Lenders, (i) before the Availability Period End Date, a vote or decision made by (x) Senior Lenders with, in the case of Senior Facility Lenders, a cumulative Aggregate Committed Amount and, in the case of Peruvian Bondholders, an Aggregate Issued Bond Amount greater than 66 2/3% of the sum of the cumulative Aggregate Committed Amount of all Senior Facility Lenders and the Aggregate Issued Amount of all Peruvian Bonds and (y) at least 5 Senior Lenders Votes (or, prior to an issuance of Peruvian Bonds, 4 Senior Facility Lenders Votes); and (ii) after the

Availability Period End Date, a vote or decision made by (x) Senior Lenders holding Senior Loans with an Outstanding Advance Amount greater than 66 2/3% of the Outstanding Advance Amount of the Senior Loans held by all Senior Lenders and (y) at least 5 Senior Lenders Votes (or, prior to an issuance of Peruvian Bonds, 4 Senior Facility Lenders Votes).

     "Master Participation Agreement" or "MPA": the Master Participation Agreement, dated as of September 30, 2005, among the MPA Parties.

     "Master Security Agreement" or "MSA": the Master Security Agreement, dated as of the date of the MPA, among the MSA Parties.

     "Material Adverse Effect": (i) a Material Adverse Lender Effect and/or (ii) a Material Adverse Project Effect.

     "Material Adverse Lender Effect": a material adverse effect on (i) the ability of the Borrower to timely pay the Senior Loan Obligations, (ii) the security interests granted by Borrower pursuant to the Security Documents (other than to the extent noted in legal opinions of counsel to the Borrower delivered on or prior to the Closing Date in satisfaction of Section 5.01(g) of the MPA),
(iii) the rights and remedies of the Senior Lenders under any Financing Document or Project Document, (iv) the Collateral (taken as a whole), (v) the ability of the Borrower or (prior to the Guarantee Release Date) any Parent Company to timely perform any of its respective material obligations under any Financing Document to which it is a party or (vi) the validity or enforceability of any Financing Document.

     "Material Adverse Project Effect": a material adverse effect on (i) the ability of the Borrower to complete and operate the Sulfide Project as contemplated in the Identified Material Project Documents, (ii) the Current Operations or the Sulfide Project, including the projected costs of construction, operation or maintenance of the Sulfide Project, or (iii) the ability of the Borrower or any Parent Company to timely perform any of its respective material obligations under any Project Document to which it is a party or (iv) the validity or enforceability of any Project Document.

     "Material Financing Document Amendment": any amendment to any Financing Document that (i) modifies the period during which any of Senior Facility Lenders shall be required to make Advances to the Borrower, (ii) deletes conditions precedent related to the making of any Advances, (iii) changes the timing of any interest rate payment and/or the manner of computation and amount of any interest rate payable on any and all Outstanding Advance Amounts, (iv) changes in the Final Maturity Date, (v) delays the repayment of principal, (vi) deletes the requirement that all payments by the Borrower of Senior Loan Obligations shall be made in Dollars; (vii) results in the release or removal of any of the security interests granted to the Senior Lenders pursuant to the Security Documents; (viii) changes to the voting thresholds applicable to decisions of the Senior Facility Lender or Senior Lenders, or (ix) changes to the Payment Dates or the amount of principal to be repaid on such dates.

     "Maximum Allowed Debt Amount": the meaning given in Schedule A to the Completion Guarantee.

     "Mine Plan": the then effective Three Year Budget Plan together with the then effective current block model and life of mine plan related thereto.

     "Mines": the mines existing as of the date hereof and located within the Mining Concessions.

     "Minimum Required Equity Ownership": (i) with respect to each of BVN and the Sumitomo Participant, 49% of its respective ownership of Restricted Common Stock on the date hereof and (ii) with respect to the PD Participant, 50.1% of the then outstanding Common Stock (on a fully diluted basis).

     "Mining Concessions": the mining concessions owned by the Borrower or to be acquired by the Borrower identified in Schedule A to the MSA.

     "Mining Law": Single Organized Text of the General Mining Act enacted by Peruvian Supreme Decree No. 014-92-EM, as amended and as may be amended from time to time.

     "Mizuho": the meaning given in the preamble of the MPA.

     "Mizuho Lender": Mizuho or any assignee of Mizuho that (i) has purchased Senior Facility Loans in excess of U.S.$10 million and (ii) has been designated by Mizuho, or by the immediate predecessor Mizuho Lender, by written notice to the Administrative Agent and the Borrower as the Mizuho Lender.

     "Monthly Transfer Date": after the date of Start-up of Commercial Production, the 20th day of each calendar month or the next Business Day if the 20th of such calendar month is not a Business Day.

     "Moody's": Moody's Investors Service, Inc.

     "MPA": the Master Participation Agreement.

     "MPA Cessation Notice": the meaning given in Section 9.03 of the MPA.

     "MPA Default": an MPA Event of Default and any event or condition that, with the giving of notice or lapse of time, or both, would constitute an MPA Event of Default.

     "MPA Event of Default": the meaning given in Section 9.01 of the MPA.

     "MPA Party": the meaning given in the last paragraph of the Recitals of the MPA.

     "MSA": the Master Security Agreement.

     "MSA Party": the meaning given in the last paragraph of the Recitals of the MSA.

     "Net Worth": with respect to any Person, its net worth calculated in accordance with United States GAAP.

     "New Party Accession Agreement": an accession agreement substantially (a) in the form of Exhibit J to the MSA for an accession agreement to be entered into by the Common Representative, (b) in the form of Exhibit G-1 to the MPA for an accession agreement to be entered into by a Replacement Lender and (c) in the form of Exhibit G-2 to the MPA for an accession agreement to be entered into by a Bridge Loan Provider.

     "Non-Accelerated Parent Companies": Parent Companies that are not Accelerated Parent Companies.

     "Non-Domestic Buyer's Consent": the meaning given in Section 3.02(b)(iii) of the MSA.

     "Non-Domestic Sales": a sale to a Buyer not located in Peru.

     "Non-Domestic Sales Agreement": any Sales Agreement with a Buyer not located in Peru.

     "Non-Replaceable Property": any of the Core Mining Concessions and any property of the Borrower that is necessary to the operations of the Business and which cannot be readily replaced.

     "Non-Variable Certificate": the meaning given in Section 2.01 of the Completion Guarantee.

     "Notice of Borrowing": a notice requesting an Advance in the form set forth in the JBIC Loan Agreement, the KfW Loan Agreement or the Commercial Banks Loan Agreement, as the case may be.

     "Notice Sales Agreement": the meaning given in Section 3.02(b) of the MSA.

     "Notified Cash Shortfall": the meaning given in Section 3.02(a) of the Completion Guarantee.

     "Nuevos Soles": the lawful currency of Peru.

     "NY Business Day": any day on which banks are generally open for business in New York, New York, United States.

     "Observation Period": the meaning given in Schedule A to the Completion Guarantee.

     "Offshore Collateral": the non-Peruvian collateral to be secured from time to time by Master Security Agreement or any other Security Document, including
(i) the Sales Agreements, (ii) the Assigned Agreements and (iii) the Proceeds Account.

     "Offshore Collateral Agent": the meaning given in the preamble of the MSA.

     "Offshore Collateral Agent Action": (i) any action (including any Borrower Enforcement Action) to be taken under the Financing Documents with respect to the Offshore Collateral, (ii) any action to create, accept, perfect and execute the Offshore Security Documents and

(iii) any and all amendments to the security arrangements set forth in the Master Security Agreement and to the other Offshore Security Documents.

     "Offshore Security Documents": the Master Security Agreement, and each other agreement or document, filings, notices, arrangements or the like which are required to establish and maintain the security interest in the Offshore Collateral for the benefit of the Secured Parties.

     "Offtake Agreements": the PDC Guarantee, the SMM Concentrate Sales Agreement, the PD Concentrate Sales Agreement and the PD Cathodes Sales Agreement.

     "Onshore Accounts": the meaning given in Section 4.01(f) of the MSA.

     "Onshore Accounts Cap": the meaning given in Section 4.15 of the MSA.

     "Onshore Bank": the meaning given in Section 4.01(a)(iii) of the MSA.

     "Onshore Collateral": the Peruvian collateral to be secured from time to time by Master Security Agreement or any other Security Document, including (i) currently-owned or after-acquired Project Property, (ii) the Concessions required to be mortgaged pursuant to the MSA, (iii) the Onshore Accounts to the extent provided in the MSA, (iv) Insurance and Insurance proceeds and (v) the SMCV Shares.

     "Onshore Collateral Agent": the meaning given in the preamble of the MSA.

     "Onshore Collateral Agent Action": (i) any action (including any Borrower Enforcement Action) to be taken under the Financing Documents with respect to the Onshore Collateral, (ii) any action to create, accept, perfect and execute the Onshore Security Documents and (iii) any and all amendments to the Onshore Security Documents.

     "Onshore Dollars Account": the meaning given in Section 4.01(a)(ii) of the MSA.

     "Onshore Nuevos Soles Account": the meaning given in Section 4.01(a)(iv) of the MSA.

     "Onshore Project Costs": Project Costs incurred by the Borrower for the purpose of works performed in Peru, including, without limitation, all amounts payable pursuant to the Construction Agreement No. CV 12915, dated as of December 14, 2004, between the Borrower and Fluor Daniel Sucursal Del Peru;

     "Onshore Security Documents": each of the following documents governed by Peruvian law: (i) the mining mortgages (hipoteca minera), the mining pledge (prenda minera (equipment, machinery and movable assets), the floating mining pledge (prenda minera flotante (minerals and Cathode and Concentrate in inventory), each granted pursuant to Section 3.01 of the MSA, (ii) the conditional assignments of rights (cesion condicionada de derechos) granted pursuant to Section 3.02(a)(ii) of the MSA, (iii) the Contrato de Cuenta Escrow for Onshore Accounts executed pursuant to Section 3.05(b) of the MSA, (iv) the pledge (prenda) for the SMCV Shares pursuant to Section 3.07 of the MSA, (v) the civil mortgages (hipoteca), if any, and the industrial pledge (prenda industrial), if any, each granted pursuant to Section 3.09(b) of the MSA, and
(vi) any other agreement or document, filings, notices, arrangements or the like which are required to establish and maintain the security interest in the Onshore Collateral for the benefit of the Senior Lenders.

     "Operating Cash": with respect to any Calculation Period, all operating revenues of the Borrower accrued during such period and all interest income earned in the Accounts during such period minus operation, maintenance, sustaining capital expenditures, taxes payable and other expenses for such period.

     "Operating Costs": items of liability and expenditure of the Borrower for purposes of its Business, including, without limiting the generality of the foregoing, taxes, duties, legally imposed cash reserves or similar obligations, Operator Fees, fees payable to the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent and other service providers under the Financing Documents, expenditures for spares and other capital goods inventory, Permitted Hedges, Sustaining Capital Costs, shipping cost (including, without limitation, all local transport costs and ocean freight), payment of principal and interest on Permitted Indebtedness and insurance costs, and amounts payable under Sales Agreements, but excluding Restricted Payments and Senior Loan Obligations.

     "Operating Onshore Dollars Account": the meaning given in Section 4.01(a)(iii) of the MSA.

     "Operating Onshore Nuevos Soles Account": the meaning given in Section 4.01(a)(v) of the MSA.

     "Operator": the meaning given in Recital H of the MPA.

     "Operator Fees": fees payable to the Operator pursuant to Section 4 of the Operator's Agreement.

     "Operator's Agreement": the meaning given in Recital H of the MPA.

     "Other Taxes": the meaning given in Section 3.09(c) of the MPA.

     "Outstanding Advance Amount": with respect to each Senior Facility Lender, the sum of its Outstanding Base Amount and, if applicable, its Outstanding Stand-By Amount and, with respect to the Peruvian Bonds, the corresponding Outstanding Bond Amount.

     "Outstanding Base Amount": on any date, with respect to each Senior Facility Lender, the aggregate unpaid amount, on such date, of all Base Advances made by such Senior Facility Lender.

     "Outstanding Bond Amount": on any date, with respect to the Peruvian Bonds, the principal amount of Peruvian Bonds outstanding on such date.

     "Outstanding Stand-By Amount": on any date, with respect to each Commercial Bank, the aggregate unpaid amount, on such date, of all Stand-By Advances made by such Commercial Bank.

     "Parallel Arbitration": an arbitration proceeding commenced under the Completion Guarantee regarding the occurrence of an Event of Political Force Majeure.

     "Parent Companies": collectively, PDC, SMM, SC and BVN.

     "Parents": the meaning given in the preamble of the TRA.

     "Partial Completion": the meaning given in Section 2.02 of the Completion Guarantee.

     "Partial Completion Variable Certificate": the certificate referred to in
Section 2.02 of the Completion Guarantee.

     "Partial Restricted Payment Certificate": the meaning given in Section 7.20(c) of the MPA.

     "Participation Agreement": the meaning given in Recital C of the MPA.

     "Payment Date": the earlier of (i) the March 20 or the September 20 next occurring after the Commercial Production Start-Up Date and (ii) March 20, 2008, and, thereafter every March 20 and September 20, until the Final Maturity Date, provided that if any such date shall fall on a day that is not a Business Day, the relevant Payment Date shall be the immediately succeeding Business Day.

     "Payor": the meaning given in Section 2.09(a) of the MPA.

     "PC Agreements": collectively, the Completion Guarantee and the Transfer Restrictions Agreement.

     "PC Cessation Notice": the meaning given in Section 8.04(a) of the Completion Guarantee.

     "PC Enforcement Action": means taking any legal, equitable or other remedial action provided under the Completion Guarantee or the Transfer Restrictions Agreement or any other action available under applicable law against a given Defaulting Parent Company, provided that actions taken by Senior Lenders pursuant to Section 8.06 of the Completion Guarantee shall not constitute "PC Enforcement Action".

     "PC Enforcement Direction": the meaning given to in Section 8.05(a) of the Completion Guarantee.

     "PC Event of Default": the meaning given in Section 8.01 of the Completion Guarantee.

     "PC Reimbursement Rights": the meaning given in Section 9.01 of the Completion Guarantee.

     "PD Affiliate Transferee": an Affiliate Transferee to whom the PD Participant or a previous PD Affiliate Transferee has transferred Restricted Common Stock or Subordinated Loans in accordance with Section 2.02(a) of the TRA.

     "PD Cathodes Sales Agreement": the meaning given in Recital G of the MPA.

     "PD Concentrate Sales Agreement": the meaning given in Recital F of the MPA.

     "PD Participant": the meaning given in the preamble of the TRA.

     "PD Sales Company": the meaning given in Recital F of the MPA.

     "PDC": the meaning given in Recital C of the MPA.

     "PDC Guarantee": the meaning given in Recital G of the MPA.

     "Permitted Ancillary Capital Expenditures": the meaning given in Section
7.15 of the MPA.

     "Permitted Hedges": the meaning given in Section 7.24 of the MPA.

     "Permitted Incremental Capital Expenditures": the meaning given in Section
7.15 of the MPA.

     "Permitted Indebtedness": the meaning given in Section 7.16 of the MPA.

     "Permitted Investment": with respect to all Accounts, any of the following (denominated in Dollars in the case of the Proceeds Account, the Onshore Dollars Account and the Operating Onshore Dollars Account and denominated in Nuevos Soles in the case of the Onshore Nuevos Soles Account and the Operating Onshore Nuevos Soles Account):

          (i) obligations maturing or capable of redemption by the holder not more than six months after the date of acquisition thereof and issued or guaranteed by any government, governmental agency or international organization similar obligations of which have one of the two highest ratings from a credit rating agency of international standing;

          (ii) demand deposits, time deposits, certificates of deposit or other obligations (including acceptances) maturing or capable of redemption by the holder not more than six months after the date of investment or acquisition thereof which are issued, accepted or guaranteed by a bank having capital funds and reserves of not less than U.S.$1,000,000,000 (or the Equivalent) and a rating (as most recently published) on its outstanding senior long-term unsecured, unguaranteed indebtedness of A or higher by Standard & Poor's and A2 or higher by Moody's;

          (iii) commercial paper, corporate promissory notes or other obligations maturing or capable of redemption by the holder not more than six months after the date of acquisition thereof which (1) have, or are supported by an unconditional guarantee from a corporation similar obligations of which have, one of the two highest ratings from a credit rating agency of international standing, or (2) are obligations which are supported by an unconditional guarantee or letter of credit from any bank referred to in clause (ii) above;

          (iv) repurchase agreements fully collateralized by Permitted Investments of the type described in clauses (i), (ii) and (iii) above, provided that the Permitted Investments that collateralize such repurchase agreements may mature or be capable of redemption by the holder more than six months after the date of investment or acquisition thereof;

          (v) any other investments so long as the Borrower notifies in writing the Administrative Agent of the proposed investment, and the Administrative Agent, acting pursuant to written instructions from the Supermajority Lenders, consents to such proposal; and

          (vi) money market funds capable of redemption at any time having a rating in the highest investment category granted thereby by a recognized credit rating agency at the time of acquisition, including any fund for which the Trustee or the Offshore Collateral Agent or an Affiliate of the Trustee or the Offshore Collateral Agent serves as an investment advisor, administrator, shareholder servicing agent, custodian or subcustodian, notwithstanding that (A) the Trustee or the Offshore Collateral Agent or an Affiliate of the Trustee or the Offshore Collateral Agent charges and collects fees and expenses from such funds for services rendered (provided that such charges, fees and expenses are on terms consistent with terms negotiated at arm's length) and (B) the Trustee or the Offshore Collateral Agent charges and collects fees and expenses for services rendered, pursuant to this Agreement.

     "Permitted Liens": the meaning given in Section 7.17 of the MPA.

     "Permitted Subordinated Payment": the meaning given in Section 9.01 of the Completion Guarantee.

     "Person": any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government agency or political subdivision thereof.

     "Peru": The Republic of Peru.

     "Peruvian Bondholders": holders of Peruvian Bonds issued on the Bond Issuance Date and on each subsequent date of issuance of Peruvian Bonds under the Peruvian Bonds Indenture, if any.

     "Peruvian Bonds": the meaning given in Section 2.02(a) of the MPA.

     "Peruvian Bonds Cap": the meaning given in Section 2.02(a) of the MPA.

     "Peruvian Bonds Indenture": the meaning given in Section 2.02(a) of the MPA.

     "Peruvian Bonds Obligations": the obligations to pay the principal of and interest on the Peruvian Bonds, including any interest accruing after the filing of a petition in bankruptcy or the commencement of any insolvency or bankruptcy proceedings with respect to the Borrower, and all commissions, fees, indemnities and other amounts payable to the Peruvian Bondholders under the Peruvian Bonds Indenture.

     "Peruvian Bonds Program": the meaning given in Section 2.02(a) of the MPA.

     "Peruvian Business Day": any day on which banks are generally open for business in Arequipa, Peru.

     "Peruvian GAAP": generally accepted accounting principles in Peru as in effect from time to time.

     "Peruvian Governmental Approval": a Governmental Approval from a Governmental Authority in Peru.

     "Peruvian Income Tax Act": the Legislative Decree 774 of December 31, 1993, as amended.

     "Physical Facilities Certificate": the certificate referred to in Section 2.01(c) of the Completion Guarantee.

     "Pillones Dam": the Pillones Dam project that is part of the Hydric Regulation System of the Sumbay River Basin - Pillones Dam project.

     "Port": the port facility in Matarani, Peru, to be constructed and operated as part of the Sulfide Project.

     "Port Services Agreement": the Port Services Agreement, dated December 31, 2004, between the Borrower and Terminal Internacional del Sur S.A.

     "Post Calculation Date Excess Repayment Amount": the meaning given in Schedule A to the Completion Guarantee.

     "Power Generation Facility": a diesel fired combustion turbine that will be installed near the site of the Mining Concessions and that will be designed, taking into account other existing Adequate Power Supply Commitments for the years 2011 to 2015, to provide sufficient power generation capacity for the Borrower to operate its Business during the years 2011 to 2015.

     "Power Generator Construction Budget": the meaning given in Section 7.13(b)(i) of the MPA.

     "Power Generator Funding Percentage": (i) prior to December 31, 2007, zero,
(ii) during the year 2008, the number of months that have elapsed since January 1, 2008 (counting the month during which such determination is made) divided by 12 (twelve) and multiplied by 100, and (iii) after December 31, 2008, 100%.

     "Power Generator Reserve Amount": as of any date of determination, an amount equal to (i) the then current Power Generator Construction Budget multiplied by (ii) the Power Generator Funding Percentage, provided that such amount shall be equal to zero (x) until December 31, 2007 and (y) after the Borrower has secured Sufficient Power Supply Commitments.

     "Power Generator Reserve Deficiency": as of any date, the difference, if positive, between the Power Generator Reserve Amount and the funds credited to the Power Generator Reserve Sub-Account.

     "Power Generator Reserve Excess": as of any date, the difference, if positive, between the funds credited to the Power Generator Reserve Sub-Account and the Power Generator Reserve Amount.

     "Power Generator Reserve Sub-Account": the meaning given in Section 4.01(c) of the MSA.

     "Power Supply Agreements": (i) the Power Supply Agreement (110 MW), dated December 31, 2004, between the Borrower and ElectroPeru S.A., (ii) the Power Supply Agreement (46 MW), dated December 31, 2004, between the Borrower and ElectroPeru S.A., and (iii) the Power Supply Agreement, dated December 29, 2004, between the Borrower and Empresa de Generacion Electrica de Arequipa S.A. - EGASA.

     "Pro Rata Basis": (i) with respect to a request for the making of a Base Advance from the Senior Facility Lenders, a request in which the amount of Base Advance to be advanced by each Senior Facility Lender on the relevant Disbursement Date bears the same proportion to the total amount of Base Advances to be advanced by all Senior Facility Lenders on such date as (x) the Base Committed Amount of such Senior Facility Lender to (y) the Base Committed Amounts of all Senior Facility Lenders and (ii) with respect to a request for the making of a Stand-By Advance from the Commercial Banks, a request in which the amount of Stand-By Advance to be advanced by each Commercial Bank on the relevant Disbursement Date bears the same proportion to the total amount of Stand-By Advances to be advanced by all Commercial Banks on such date as (x) the Stand-By Committed Amount of such Commercial Bank to (y) the Stand-By Committed Amounts of all Commercial Banks.

     "Pro Rata Payment": a payment to a Senior Facility Lender on any date on which a payment of Senior Loan Obligation is paid in which (i) interest paid to such Senior Facility Lender on such date bears the same proportion to the total interest payments made or to be made to all Senior Facility Lenders on such date as (x) the total Senior Loan Obligations for interest due to such Senior Facility Lender on such date bears to (y) the total Senior Loan Obligations for interest due to all Senior Facility Lenders on such date, (ii) principal paid or prepaid to such Senior Facility Lender on such date bears the same proportion to the total principal payments or prepayments made to all Senior Facility Lenders on such date as (x) the total Senior Loan Obligations for principal due to such Senior Facility Lender on such Payment Date bears to (y) the total Senior Loan Obligations for principal due to all Senior Facility Lenders on such date, in each case not including any principal payable by way of an acceleration of principal payable unless each Senior Loan has been accelerated (unless a Borrower Enforcement Direction has been given, in which case all Senior Loans will be deemed for purposes of this definition to have been accelerated) and
(iii) fees, commission, indemnities and all amounts other than interest and principal paid to such Senior Facility Lender on such date bears the same proportion to the total fees, commissions, indemnities and such other amounts paid to all Senior Facility Lenders on such date as (x) the total Senior Loan Obligations for fees, commissions, indemnities and such other amounts due to such Senior Lender on such date bears to (y) the total Senior Loan

Obligations for fees, commission, indemnities and such other amounts due to all Senior Facility Lenders on such date. If payments cannot be made exactly in such proportion due to minimum required payment amounts and required integral multiples of payments under Senior Loan Documents, payments made in amounts as near as such exactly proportionate amounts as possible shall be deemed to be Pro Rata Payments.

     "Pro Rata Share": with respect to (i) PDC, 57.720%, (ii) SMM, 18.104%,
(iii) SC, 4.526% and (iv) BVN, 19.650%.

     "Proceeds": all moneys and claims for moneys due and to become due to the Borrower at any time or from time to time under a Sales Agreement (including amounts payable by third parties, such as guarantors and letter of credit banks, in respect of the Buyer's obligations under such a contract) and shall include prepayments of such amounts, any proceeds of insurance with respect to Sales Agreements and any damages, arbitration award or other monetary settlement payable to the Borrower in respect of Sales Agreements.

     "Proceeds Account": the meaning given in Section 4.01(a)(i) of the MSA.

     "Production Full Completion Certificate": the certificate referred to in
Section 2.01(a) of the Completion Guarantee.

     "Production Partial Completion Certificate": the certificate referred to in
Section 2.02(a) of the Completion Guarantee.

     "Project Costs": all costs and expenses to be incurred by the Borrower to finance and complete the Sulfide Project, including, without limitation, all costs and expenses incurred in connection with the design, equipment procurement, installation, construction and start-up of the Sulfide Project, the grant to the Borrower of the Governmental Approvals and all other easements, licenses and other real property rights and interests required for the Sulfide Project, acquisition of an inventory of initial supplies, Ancillary Capital Expenditures required to complete ancillary projects necessary for the completion or operation of the Sulfide Project, initial working capital, interest during construction, initial funding of the Senior Debt Service Reserve Sub-Account, Extraordinary Major Maintenance Reserve Sub-Account, Tax Contingency Reserve Sub-Account and Power Generator Reserve Sub-Account and stamp duties.

     "Project Documents": collectively, the Closing Project Documents and any other agreement material to the operations of the Sulfide Project that is entered into after the Closing Date.

     "Project Property": all Property of the Borrower, whether now owned or hereafter acquired, and wherever located (other than any interest of the Borrower in the Accounts).

     "Promissory Note": the meaning given in Section 2.08(a) of the MPA.

     "Property": any rights or interest in, to or under property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

     "Purchased Principal Senior Loan Amount": the meaning given in Section 3.03(c) of the Completion Guarantee.

     "RBS": the meaning given in the preamble of the MPA.

     "RBS Lender": RBS or any assignee of RBS that (i) has purchased Senior Facility Loans in excess of U.S.$10 million and (ii) has been designated by RBS, or by the immediate predecessor RBS Lender, by written notice to the Administrative Agent and the Borrower as the RBS Lender.

     "Related Parties": means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisers of such Person and such Person's Affiliates.

     "Release": shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment, including the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

     "Remaining Calculation Year": each calendar year starting after the Calculation Date.

     "Replacement Debt": Indebtedness of the Borrower, the proceeds of which are used to prepay any of the Senior Loans.

     "Replacement Lender": the meaning given in Section 3.10(b)(i) of the MPA.

     "Replacement Loan Agreement": a loan agreement (w) which is entered into on terms and conditions no less favorable to the Borrower than the terms and conditions of the Senior Facility Loan Agreement for the applicable Suspending Lender being replaced, (x) which provides for payment of principal and interest on the same dates as principal and interest are payable under the Senior Facility Loan Agreement for the applicable Suspending Lender (y) does not mature earlier than the Final Maturity Date and (z) which shall be secured on a pari passu basis with the other Senior Facility Loan Agreements but which shall not entitle the lender thereunder (or holder of loans thereunder) to any voting rights so long as such lender or holder is a Parent Company or an Affiliate thereof.

     "Required Payment": the meaning given in Section 2.09(a) of the MPA.

     "Required Senior Debt Accumulation Amount": as of any date of determination, an amount equal to (i) the Senior Debt Service Installment scheduled to become due and payable on the next Payment Date, multiplied by (ii) the Required Senior Debt Funding Percentage as of such date.

     "Required Senior Debt Funding Percentage": means, on any date of determination, the largest of the following percentages applicable on such date:
(i) 100%, if such date is less than one calendar month prior to the next Payment Date, (ii) 83 1/3%, if such date is less than two calendar months prior to the next Payment Date, (iii) 66 2/3%, if such date is less than three calendar months prior to the next Payment Date, (iv) 50%, if such date is less than four calendar months prior to the next Payment Date, (v) 33 2/3%, if such date is less than five calendar months prior to the next Payment Date, (vi) 16 2/3%, if such date is less than six calendar months prior to the next Payment Date, and (vii) zero% if such date is less than six calendar months prior to the next Payment Date.

     "Required Senior Debt Service Reserve Amount": (i) prior to the date of Start-up of Commercial Production, zero and (ii) after the Start-up of Commercial Production, fifty percent (50%) of the next succeeding Senior Debt Service Installment, provided that, after the Completion Release Date, (x) if for any Calculation Period ending prior to the date of determination of the Required Senior Debt Service Reserve Amount, the DSCR is less than 1.5X, the Required Senior Debt Service Reserve Amount shall become one hundred percent (100%) of the next succeeding Senior Debt Service Installment until the end of the next Calculation Period with respect to which the DSCR is equal to or greater than 1.5 and (y) thereafter, the Required Senior Debt Service Reserve Amount shall be equal to fifty percent (50%) of the next succeeding Senior Debt Service Installment until the circumstances described in clause (x) occur in a subsequent period.

     "Requisite Lenders": with respect to any Senior Lenders Action or Senior Facility Lenders Action, the relevant majority of Senior Lenders or Senior Facility Lenders, as the case may be, required to direct the Administrative Agent to take such Senior Lenders Action or Senior Facility Lenders Action pursuant to the terms of the Master Security Agreement or MPA, as the case may be.

     "Reserve Accounts: collectively, the Senior Debt Accumulation Sub-Account, the Senior Debt Service Reserve Sub-Account, the Extraordinary Major Maintenance Reserve Sub-Account, the Tax Contingency Reserve Sub-Account, and the Restricted Payment Sub-Account.

     "Responsible Officer": when used with respect to the Trustee, the Offshore Collateral Agent or the Onshore Collateral Agent, (a) any officer within the corporate trust department of the Trustee, the Offshore Collateral Agent or the Onshore Collateral Agent including any vice president, assistant vice president, treasurer, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and (b) who shall have direct responsibility for the administration of the Master Security Agreement.

     "Restricted Common Stock": the meaning given in Section 2.01 of the TRA.

     "Restricted Payment": any of the following: a dividend (in cash, shares, other equity interests or securities, property, obligations or otherwise) declared or paid on, or other payment or distribution of assets or reduction of capital on account of, or the setting apart of money for a sinking fund or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, (i) any shares of any class of capital stock or other equity interest of the Borrower, (ii) any warrants, options or other rights to acquire any of such shares or other equity interest (or to make any payments to any Person where the amount thereof is calculated with reference to the fair market or equity value of the Borrower) or (iii) any Subordinated Loans. For the avoidance of doubt, "Restricted Payments" shall not include Operator Fees.

     "Restricted Payment Certificate": the meaning given in Section 7.20(c) of the MPA.

     "Restricted Payment Sub-Account": the meaning given in Section 4.01(b)(v) of the MSA.

     "Retired Principal Senior Loan Amount": the meaning given in Section 3.03(a) of the Completion Guarantee.

     "Routine Matter": any matter or action to be taken under the Transaction Documents, that is not material and is routine, ministerial or administrative.

     "Royalty Tax": the consideration created by Peruvian Law No. 28258, as amended by Peruvian Law No. 28323 and as may be amended from time to time, and regulated by Peruvian Supreme Decree No. 157-2004-EF, as clarified and complemented by Peruvian Supreme Decree No. 18-2005-EF and as may be amended from time to time.

     "Royalty Tax Claim": the meaning given in Section 7.27 of the MPA.

     "Sales Agreement": a contract or agreement entered into by or on behalf of the Borrower for the sale or other disposition of Concentrates, Cathodes or other products produced by the Sulfide Project or the Current Operations.

     "SC": the meaning given in Recital C of the MPA.

     "Scheduled Repayment Percentage": on any Payment Date (i) for any Senior Facility Lender the amount set forth in Schedule B to the Master Participation Agreement with respect to such Payment Date and (ii) for the holders of Peruvian Bonds, the amount set forth on the amortization schedule with respect to such Payment Date in the Peruvian Bonds Indenture.

     "Scotia Capital": The Bank of Nova Scotia.

     "Scotia Capital Lender": Scotia Capital or any assignee of Scotia Capital that (i) has purchased Senior Facility Loans in excess of U.S.$10 million and
(ii) has been designated by Scotia Capital, or by the immediate predecessor Scotia Capital Lender, by written notice to the Administrative Agent and the Borrower as the Scotia Capital Lender.

     "Secured Obligations": all of the obligations of the Borrower now existing or hereafter as arising under the Master Participation Agreement, the Master Security Agreement, the Senior Facility Loan Agreements, the Promissory Notes and the Peruvian Bonds Indenture owed to the Secured Parties.

     "Secured Parties": means the Senior Lenders, the Trustee, the Offshore Collateral Agent, the Onshore Collateral Agent, the Administrative Agent, and the JBIC Agent.

     "Security Documents": the Onshore Security Documents and the Offshore Security Documents.

     "Senior Debt Accumulation Sub-Account": the meaning given in Section 4.01(b)(i) of the MSA.

     "Senior Debt Service": with respect to any Calculation Period, the sum of all principal, interest and financing fees with respect to Senior Loans that has become due and payable during such period.

     "Senior Debt Service Installment": the aggregate principal of, and interest and financing fees on, the Senior Loans scheduled to be paid on a specific Payment Date.

     "Senior Debt Service Reserve Deficiency": as of any date, the difference, if positive, between the Required Senior Debt Service Reserve Amount and the funds credited to the Senior Debt Service Reserve Sub-Account.

     "Senior Debt Service Reserve Excess": as of any date, the difference, if positive, between the funds credited to the Senior Debt Service Reserve Sub-Account and the Required Senior Debt Service Reserve Amount.

     "Senior Debt Service Reserve Releasable Amount": the meaning given in
Section 4.05(ii) of the MSA.

     "Senior Debt Service Reserve Sub-Account": the meaning given in Section 4.01(b)(ii) of the MSA.

     "Senior Facility Lender Negative CP Notice": the meaning given in Section 2.05(b) of the MPA.

     "Senior Facility Lender Withdrawal Notice": the meaning given in Section 2.05(c) of the MPA.

     "Senior Facility Lenders": JBIC, KfW, Calyon, RBS, Scotia Capital, Mizuho and their respective assignees.

     "Senior Facility Lenders Action": any action to be taken by or on behalf of the Senior Facility Lenders pursuant to any Senior Facility Lenders Financing Documents (including, without limitation, the right to create, accept and execute any and all amendments, modifications, changes, supplements or waivers of the Senior Facility Lenders Financing Documents) that is not an Onshore Collateral Agent Action or an Offshore Collateral Agent Action.

     "Senior Facility Lenders Financing Documents": the Master Participation Agreement, each Senior Facility Loan Agreement, each Promissory Note, and the Transfer Restrictions Agreement.

     "Senior Facility Lenders Vote": a vote cast by the Senior Facility Lenders in accordance with Section 6.09 of the MSA, it being understood that JBIC shall have 3 Senior Facility Lenders Votes and each other Senior Facility Lender shall have one Senior Facility Lenders Vote.

     "Senior Facility Loan Agreement": the meaning given in Section 2.01(a) of the MPA.

     "Senior Facility Loans": loans provided by the Senior Facility Lenders as set forth in the MPA, together with any Replacement Debt.

     "Senior Facility Loans Obligations": the obligations to pay the principal of and interest on the Senior Facility Loans, including any interest accruing after the filing of a petition in bankruptcy or the commencement of any insolvency or bankruptcy proceedings with respect to the Borrower, and all commissions, fees, indemnities and other amounts payable to the Senior Facility Lenders under the Master Participation Agreement and their respective Senior Facility Loan Agreements.

     "Senior Lenders": prior to an issuance of Peruvian Bonds, each Senior Facility Lender and after an issuance of Peruvian Bonds, collectively, each Senior Facility Lender and, collectively, the Peruvian Bondholders, it being understood that the Peruvian Bondholders shall collectively count as only one Senior Lender.

     "Senior Lenders Action": any action to be taken by or on behalf of the Senior Lenders pursuant to any Senior Lenders Financing Documents (including, without limitation, the right to create, accept and execute any and all amendments, modifications, changes, supplements or waivers of the Senior Lenders Financing Documents) that is not an Onshore Collateral Agent Action or an Offshore Collateral Agent Action.

     "Senior Lenders Financing Documents": the Completion Guarantee and each Security Document.

     "Senior Lenders Vote": a vote cast by the Senior Lenders in accordance with
Section 6.09 of the MSA.

     "Senior Loan Documents": the Senior Facility Loan Agreements and the Peruvian Bonds Indenture.

     "Senior Loans": prior to an issuance of Peruvian Bonds, the Senior Facility Loans and, after an issuance of Peruvian Bonds, collectively, the Senior Facility Loans and the Peruvian Bonds.

     "Senior Loans Obligations": the Senior Facility Loan Obligations and the Peruvian Bonds Obligations.

     "SGM": the meaning given in Recital C of the MPA.

     "Shareholder": any of the Sumitomo Participant, CCMC, and BVN.

     "Shareholders Agreement": the meaning given in Recital D of the MPA.

     "SMBC": meaning given in the preamble of the MPA.

     "SMCV Shares": the shares of the Borrower held by or on behalf of the Shareholders at any time.

     "SMM": the meaning given in Recital C of the MPA.

     "SMM Concentrate Sales Agreement": the meaning given in Recital E of the MPA.

     "Special Dividend": the special dividend in the amount of U.S.$147,172,896.61 paid by the Borrower, on June 1, 2005, to the holders of record of its Common Stock.

     "Sponsors Share Pledge": the meaning given in Section 3.07 of the MSA.

     "Stability Agreement": the agreement executed by and between the Borrower and the Ministry of Energy and Mines and dated as of February 13, 1998, pursuant to which the Peruvian State granted in favor of the Borrower a Contract of Guarantees and Investment Promotion Measures stabilizing certain legal matters until its expiration on December 31, 2013.

     "Standard & Poor's": Standard & Poor's Ratings Service, a division of The McGraw Hill Companies, Inc.

     "Stand-By Advance": the meaning given in Section 2.04(a)(ii) of the MPA.

     "Stand-By Committed Amount": with respect to each Commercial Bank, the amount set forth opposite its name on Schedule A to the Master Participation Agreement, in the column titled "Stand-By Committed Amounts," as such amount may be adjusted from time to time in accordance with the MPA.

     "Start-up of Commercial Production": the issuance by the Borrower of its first invoice for a shipment of Concentrate produced by the Sulfide Project.

     "Sub-Account": the meaning given in Section 4.01(b) of the MSA.

     "Subordinated Lender": a Person making a Subordinated Loan to the Borrower.

     "Subordinated Loan Agreements": any loan agreement to which the Borrower is a party and pursuant to which the debt incurred therein is unsecured indebtedness ranking in payment and upon liquidation junior to the Senior Loans on the terms set forth in Exhibit A to the Completion Guarantee.

     "Subordinated Loans": unsecured indebtedness of the Borrower to a Subordinated Lender, whether presently outstanding or hereafter created, incurred or assumed, that is subordinated to the Senior Loans on the terms set forth in Exhibit A to the Completion Guarantee.

     "Sufficient Power Supply Commitments": the meaning given in Section 7.13(a) of the MPA.

     "Sulfide Project": the meaning given in Recital B of the MPA.

     "Sumitomo Affiliate Transferee": an Affiliate Transferee to whom the Sumitomo Participant or a previous Sumitomo Affiliate Transferee has transferred Restricted Common Stock or Subordinated Loans in accordance with Section 2.02(a) of the TRA.

     "Sumitomo Parent Companies": collectively, SMM and SC.

     "Sumitomo Participant": the meaning given in Recital C of the MPA.

     "Sumitomo Parties": the meaning given in Recital C of the MPA.

     "Supermajority Facility Lenders": with respect to any vote or decision to be made by Senior Facility Lenders, (i) before the Availability Period End Date, a vote or decision made by (x) Senior Facility Lenders with a cumulative Aggregate Committed Amount greater than 66 2/3% of the cumulative Aggregate Committed Amount of all Senior Facility Lenders and (y) at least 5 Senior Facility Lenders Votes; and (ii) after the Availability Period End Date, a vote or decision made by (x) Senior Facility Lenders holding Senior Facility Loans with an Outstanding Advance Amount greater than 66 2/3% of the Outstanding Advance Amount of the Senior Facility Loans held by all Senior Facility Lenders and (y) at least 5 Senior Facility Lenders Votes.

     "Supermajority Facility Vote": an affirmative vote of the Supermajority Facility Lenders.

     "Supermajority Lenders": with respect to any vote or decision to be made by Senior Lenders, (i) before the Availability Period End Date, a vote or decision made by (x) Senior Lenders with, in the case of Senior Facility Lenders, a cumulative Aggregate Committed Amount and, in the case of Peruvian Bondholders, an Aggregate Issued Bond Amount greater than 66 2/3% of the sum of the cumulative Aggregate Committed Amount of all Senior Facility Lenders and the Aggregate Issued Amount of all Peruvian Bonds and (y) at least 6 Senior Lenders Votes (or, prior to an issuance of Peruvian Bonds, 5 Senior Lenders Votes); and
(ii) after the Availability Period End Date, a vote or decision made by (x) Senior Lenders holding Senior Loans with an Outstanding Advance Amount greater than 66 2/3% of the Outstanding Advance Amount of the Senior Loans held by all Senior Lenders and (y) at least 6 Senior Lenders Votes (or, prior to an issuance of Peruvian Bonds, 5 Senior Lenders Votes).

     "Supermajority Vote": an affirmative vote of the Supermajority Lenders.

     "Supplier Credit Indebtedness": unsecured Indebtedness of the Borrower to its suppliers.

     "Suspending Lender": the meaning given in Section 3.10 of the MPA.

     "Sustaining Capital Costs": at any time, the capital expenditures (including repairs and replacement funded by insurance proceeds) of the Borrower required, in the opinion of the Borrower, to maintain its Business operating at or near its design capacity.

     "Target Completion Date": the date that is 42 months after the signing date of the MPA.

     "Tax Contingency Reserve Amount": (i) zero, unless the date of Start-up of Commercial Production has occurred and Borrower has (x) received a Royalty Tax Claim, and (y) determined, after consultation with its Independent Public Accountants, that it is required in accordance with United States GAAP to establish an accounting reserve with respect to such claim, and (ii) if the date of Start-up of Commercial Production has occurred and conditions (x) and (y) of the above clause (i) are satisfied, the amount to be reserved in accordance with United States GAAP on account of such claim, as determined by Borrower in accordance with Section 7.27 of the MPA.

     "Tax Contingency Reserve Deficiency": as of any date, the difference, if positive, between the Tax Contingency Reserve Amount and the funds credited to the Tax Contingency Reserve Sub-Account.

     "Tax Contingency Reserve Excess": as of any date, the difference, if positive, between the funds credited to the Tax Contingency Reserve Sub-Account and the Tax Contingency Reserve Amount.

     "Tax Contingency Reserve Sub-Account": the meaning given in Section 4.01(b)(iv) of the MSA.

     "Taxes": any present and future taxes, levies, imposts, duties, deductions, withholdings, fees, liabilities and similar charges.

     "Total Loss": the actual total loss of the Business or any event which short of actual total loss is deemed by the Borrower's insurance carriers to be a total loss of the Business for purposes of paying claims under its property and casualty policies.

     "TRA Parties": the meaning given in preamble of the TRA.

     "Transfer": the meaning given in Section 2.01(a) of the TRA.

     "Transfer Restrictions Agreement" or "TRA": the Transfer Restrictions Agreement, dated as of the date of the MPA, among the TRA Parties.

     "Transferee Accession Agreement": the meaning given in Section 12.13(c) of the MPA.

     "Transportation Agreements": means (i) the Contrato de Manipuleo, Carga y Transporte Bi-modal de Concentrado, dated as of June 11, 2005, by and between the Borrower and Peru Rail S.A., and (ii) the Contrato de Servicios de Transporte de Catodos de Cobre, Mercaderias y Acido Sulfurico, dated as of June 2, 2003, by and between the Borrower and Transaltisa S.A. (as amended pursuant to the Primera Clausula Adicional al Contrato de Servicios de Transporte, dated as of August 6, 2004, by and between the Borrower and Transaltisa S.A.).

     "Trustee": the meaning given in the preamble to the MSA.

     "United States": the United States of America.

     "United States GAAP": generally accepted accounting principles in the United States as in effect from time to time.

     "War": war (declared or undeclared), civil war, revolution, insurrection, civil strife or terrorism (other than any such acts undertaken primarily to achieve labor or student objectives) in Peru which directly and proximately causes (i) cessation of substantially all construction or operation of the Sulfide Project for a period of at least 30 consecutive days and renders it unreasonable or impossible without unreasonable risk of physical harm to Sulfide Project workers at the Sulfide Project site to resume significant construction or operation activities at the Sulfide Project or (ii) damage to or destruction of Sulfide Project Property to such extent that it would be unreasonable for the Borrower to proceed to completion of the Sulfide Project.

     "Water License": the water license to be granted to the Borrower and giving to the Borrower the right to use the necessary volumes of water for the Sulfide Project.

     "Withdrawal Certificate": a certificate substantially in the form of Exhibit N to the MSA furnished by the Borrower to the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent, as the case may be, which sets forth the amounts to be withdrawn from time to time from the Proceeds Accounts.

     "Working Capital Debt": unsecured, unguaranteed debt of the Borrower to commercial banks having a final stated maturity not in excess of one year to be used solely to fund working capital needs of the Borrower and for day-to-day cash management purposes.

     "Y": the lawful currency of Japan.

                                             EXHIBIT A - Form of hipoteca minera

TO THE NOTARY PUBLIC:

Kindly issue in your Registry of Public Deeds one for the MINING MORTGAGE AGREEMENT entered into by and between:

(1) SOCIEDAD MINERA CERRO VERDE S.A.A., a company incorporated and existing under the laws of Peru, with Taxpayer Registry No. 20170072465, duly represented by _____, identified with _____ No. _____, as per power of attorney registered in Entry Card _____ of File No. _____ of the Public Registry of Companies for Lima (the "Borrower"); and

(2) CITIBANK DEL PERU S.A., a bank incorporated and existing under the laws of Peru, with Taxpayer Registry No. _____, duly represented by _____, identified with _____ No. _____, as per power of attorney registered in Entry Card _____ of File No. _____ of the Public Registry of Companies for Lima (together with its successors and assigns, the "Onshore Collateral Agent").

This instrument is executed under the terms and conditions stated below:

1.   PREAMBLE

1.1 The Borrower has legal title over certain mining concessions granted by the pertinent Peruvian Governmental Authorities, for the operation of the Cerro Verde copper mine (the "Mine"), including a copper leaching and solution extraction/electrowinning (SX/EW) operation, located in the Districts of Uchumayo and Yarabamba, Province of Arequipa, Peru.

1.2 The board of directors of the Borrower has approved the development of a primary sulfide ore body beneath the oxide ore body currently in production (the "Sulfide Project"), for which purposes the Borrower intends to obtain financing in an approximate amount of Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00).

1.3 The Borrower has entered into a Master Participation Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers and the Administrative Agent in order to set forth the general financing arrangement for the Sulfide Project.

1.4 The Borrower has entered into: (i) the JBIC Loan Agreement with JBIC; (ii) the KfW Loan Agreement with KfW; and (iii) the Commercial Banks Loan Agreement with the Commercial Banks, which establish the commitment to lend to the Borrower undertaken by each of these financial institutions in accordance with the Master Participation Agreement as described in Exhibit 1 and as more fully set forth in each relevant agreement.

1.5 The Borrower intends to issue the Peruvian Bonds in the Peruvian market through a bond program in order to complete the financing that it requires for the development of the Sulfide Project.

1.6 The Borrower has entered into a Master Security Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers, the Administrative Agent, the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent in order to set forth, among other things, the terms of the security interests to be granted by the Borrower in favor of the Onshore Collateral Agent, who acts for the benefit and on behalf of the Secured Parties, to secure the timely and full payment or prepayment of the Secured Obligations. The Senior Lenders have appointed Citibank del Peru S.A. as Onshore Collateral Agent in the Master Security Agreement. The intent of the parties to the Master Security Agreement is that, prior to the first issuance of the Peruvian Bonds, the Common Representative will enter into a New Party Accession Agreement and thereupon the Peruvian Bondholders, acting through the Common Representative will, collectively, have all of the rights and obligations of a Senior Lender under the Master Security Agreement, including, without limitation, the right of the Common Representative, on behalf of the Peruvian Bondholders, to benefit as a Senior Lender from the security to be granted by the Borrower to the Secured Parties pursuant to the Master Security Agreement and the other Security Documents, including, without limitation, the security interest created by this Agreement.

1.7 Pursuant to the Master Security Agreement, the Borrower has undertaken to secure the Secured Obligations by granting a mining mortgage over the Core Mining Concessions listed in Exhibit 2.

1.8 The Borrower and the Onshore Collateral Agent have entered into this Agreement for the purpose of creating a mining mortgage over the Core Mining Concessions and the Buildings and Facilities in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties.

2.   INTERPRETATION

2.1 The Exhibits hereto form part of this Agreement and shall have the same force and effect as if set out in the body of this Agreement and any reference to this Agreement shall include the Exhibits hereto.

2.2 Unless the context shall otherwise require, or unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned to them in Schedule Z to the Master Security Agreement which is incorporated herein by reference.

     In addition, for the exclusive purpose of this Agreement, the following capitalized words and expressions shall have the meanings set forth below:

          "Agreement": means this Mining Mortgage Agreement.

          "Buildings and Facilities": has the meaning set forth in Section
     5.1(b).

          "Business Day": means a day (other than a Saturday or a Sunday) on which banks are open for business in Lima, Peru.

          "Civil Code": means the Civil Code approved by Legislative Decree 295, as amended.

          "Code of Civil Procedure": means the General Revised Text of the Code of Civil Procedure approved by Legislative Decree 768, as amended.

          "Core Mining Concessions": means, collectively, the Cerro Verde Mining Concession 1, 2, 3, the Beneficiation Concession, Tiabaya 4 and Tiabaya 10 (as described in further detail on Exhibit 2 attached hereto).

          "General Mining Law": means the General Revised Text of the General Mining Law approved by Supreme Decree No. 014-92-EM, as amended.

          "Guaranty": means the Core Mining Concessions and all Buildings and Facilities, as well as all rights to insurance and expropriation compensations without any limitation that Borrower may be entitled to for any loss, destruction, deterioration or expropriation of any of the foregoing.

          "Lien's Amount": has the meaning set forth in Section 4.1.

          "Mining Mortgage": has the meaning set forth in Section 3.1.

          "Parties": means the parties to this Agreement; and "Party" means any one of them.

          "Regulations": means the regulations to the General Mining Law approved by Supreme Decree No. 03-94-EM, as amended.

          "Update": has the meaning set forth in Section 5.5.

3.   PURPOSE AND TERM OF THE MINING MORTGAGE

3.1 Pursuant to Article 172 et seq. of the General Mining Law and Articles 1097, 1104 and 1107 of the Civil Code, the Borrower, as the sole and exclusive owner of the Core Mining Concessions and the Buildings and Facilities, hereby grants a first and preferential ranking mining mortgage (the "Mining Mortgage") over each and all of the Core Mining Concessions and all Buildings and Facilities, in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, as security for the timely and full payment or prepayment by the Borrower of the Secured Obligations.

3.2 This Mining Mortgage secures the Secured Obligations of the Borrower with the Secured Parties on a pari passu basis. Accordingly, all Secured Parties shall share on the security interest created herein as well as on any and all proceeds resulting from the enforcement thereof as contemplated in
     Section 12.

3.3 The Onshore Collateral Agent shall be the only Party entitled to exercise any and all rights and prerogatives hereunder, including, without limitation, any enforcement action, and shall exercise such rights and prerogatives solely in accordance with the provisions of this Agreement and the Master Security Agreement.

4.   LIEN'S AMOUNT

4.1 The Parties hereby agree that the amount of the lien created by this Mining Mortgage is the total amount of the Secured Obligations, which principal amount is an amount not to exceed Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00), plus all applicable interest, expenses and fees as well as any and all judicial costs and expenses ("costas y costos") in the event that a judicial proceeding to foreclose and sell the Guaranty is necessary (the "Lien's Amount").

4.2  The Parties hereby agree that:

     (a) the total amount secured by this Mining Mortgage shall include any amount which may be payable to the Secured Parties pursuant to Section 4.1; and

     (b) the Lien's Amount shall not limit in any manner the exercise by the Onshore Collateral Agent of its rights and/or remedies pursuant to the terms and conditions of this Agreement and the relevant provisions of the Master Security Agreement.

4.3 The Borrower and the Onshore Collateral Agent may agree, from time to time, subject to the terms and conditions of the Master Security Agreement, to reduce the Lien's Amount under this Mining Mortgage in accordance with
     Article 1115 of the Civil Code, provided that the Lien's Amount resulting from such reduction fully covers its Secured Obligations. Accordingly, the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, subject to the terms and conditions of the Master Security Agreement, hereby undertakes to execute and deliver any and all documents and public deeds that may be required in order to reflect such reduction promptly upon the agreement of the Borrower and the Onshore Collateral Agent. The Borrower hereby waives its right under Article 1116 of the Civil Code to request any judge for the reduction of the Lien's Amount.

5.   EXTENT OF THE MORTGAGE

5.1 This Mining Mortgage comprises, to the fullest extent permitted by law, each and every right and asset, which by fact or by law pertains to the Mine and the Core Mining Concessions. Such rights and assets include without limitation:

     (a)  the Core Mining Concessions;

     (b) the buildings and facilities owned by the Borrower, that exist and/or may be incorporated in the future, as applicable, located within the internal boundaries of the Core Mining Concessions, as well as any and all improvements to the same. Such buildings and facilities are listed and described (including their respective location and respective valuation) in Exhibit 3, as amended from time to time (collectively, the "Buildings and Facilities"); and

     (c) any and all payments made under any insurance policy in respect of the Buildings and Facilities, as well as any and all compensation that the Borrower may be entitled to because of the expropriation of the Core Mining Concessions and/or the Buildings and Facilities;

     provided that the goods and assets comprising this Mining Mortgage shall not include those goods and assets that are pledged by the Borrower to the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, pursuant to the Mining Pledge Agreement of even date herewith.

5.2 The Buildings and Facilities constitute integral or accessory parts and appurtenances of the Core Mining Concessions pursuant to the provisions of
     Article 142 of the Regulations and Articles 1101, 887 and 888 of the Civil Code.

5.3 The Parties hereby agree and acknowledge that only buildings and facilities owned or to be owned by the Borrower that have an individual book value equal to or in excess of Three Hundred Thousand Dollars of the United States of America (US$ 300,000.00) are or, as the case may be, will be listed in Exhibit 3 and secured by this Mining Mortgage; provided that such threshold shall be reduced in the circumstances specified in the Master Security Agreement.

5.4 Pursuant to the terms of the Master Security Agreement, the Borrower has agreed to amend this Mining Mortgage in order to incorporate into this Mining Mortgage any and all other Peruvian mining concessions necessary to operate the Current Operations and/or the Sulfide Project that the Borrower may acquire from time to time after the date of this Agreement and before this Agreement is terminated pursuant to Section 6.2. Accordingly, the Borrower hereby undertakes to execute from time to time but, unless a Borrower Event of Default is Continuing, at the request of the Onshore Collateral Agent, the required documents and public deeds necessary to modify and include as part of Exhibit 2, along with all of the Core Mining Concessions already listed therein, any and all other Peruvian mining concessions acquired by the Borrower after the date of this

     Agreement and before this Agreement is terminated pursuant to Section 6.2 that are necessary to operate the Current Operations and/or the Sulfide Project, from the time Exhibit 2 was last modified, amended or restated.

5.5 Pursuant to the terms of the Master Security Agreement, the Borrower has also agreed to amend this Mining Mortgage, from time to time before this Agreement is terminated pursuant to Section 6.2, by way of updating Exhibit
     3. Accordingly, the Borrower hereby undertakes to execute any and all documents and public deeds (each an "Update") necessary in order to modify and include as part of Exhibit 3, along with all of the Buildings and Facilities already listed therein, the description and location of any Buildings and Facilities that have been built, erected and/or installed within the internal boundaries of any of the Core Mining Concessions and the Peruvian mining concessions referred to in Section 5.4, if any, and that have an individual book value equal to or in excess of Three Hundred Thousand Dollars of the United States of America (US$ 300,000.00) (or a lower individual book value as noted in Section 5.3), from the time Exhibit 3 was last modified, amended or restated, with independence of the accumulated value of the Buildings and Facilities built, erected and/or installed, provided that the Borrower shall only be required to perform the periodic amendment obligations described in this Section 5.5 if any modification is produced, in accordance with the following:

     (a) Prior to the Completion Release Date, two (2) Updates per year with the first Update to be executed within six months following the date of this Agreement, and thereafter every six months;

     (b) On or prior to (but no more than three (3) months prior to) the Completion Release Date, provided that the Update described in this
          Section 5.5(b) shall not be required in the event that an Update has been executed less than three (3) months before the Completion Release Date; and

     (c) Following the Completion Release Date, one (1) Update per year with the first Update to be executed within the first twelve (12) months following the Completion Release Date, and thereafter every twelve
          (12) months.

5.6 This Mining Mortgage is granted exclusively in favor of the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties.

6.   INDIVISIBILITY OF THE GUARANTY

6.1 This Mining Mortgage and the Guaranty subject hereto (as a whole or considering its individual parts) are indivisible and are intended to secure the timely and full payment or prepayment by the Borrower of the Secured Obligations.

6.2 Except to the extent set forth in Section 10, this Mining Mortgage shall remain in force and effect until the earlier of (i) all Secured Obligations have been paid or prepaid in full, even if this Mining Mortgage and/or the Guaranty is divided or (ii) so long as the Senior

     Facility Loans Obligations have been paid or prepaid in full, the Borrower, with the consent of the Onshore Collateral Agent, seeks to terminate this Agreement as contemplated under Section 7.03 of the Peruvian Bonds Indenture. The Guaranty shall not be totally or partially cancelled, discharged, removed or separated from this Mining Mortgage, until all of the Secured Obligations have been paid or prepaid in full by the Borrower (in the case of clause (i)) or the Onshore Collateral Agent so consents (in the case of clause (ii)).

6.3 Notwithstanding the foregoing and subject to Section 11.2, it is agreed that any of the Buildings and Facilities shall be released from this Mining Mortgage to the extent that the Borrower disposes of any such Buildings and Facilities in accordance with the terms of Section 7.07 of the Master Participation Agreement.

7.   OBLIGATIONS OF THE BORROWER

7.1  The Borrower hereby undertakes the following:

     (a) To take all actions and issue and deliver all private and public documents that may be required to formalize, perfect, maintain and/or foreclose upon the Guaranty;

     (b) To file the public deed resulting from this Agreement for recordation before the applicable Public Registry within ten (10) Business Days following the execution of such public deed by all of the Parties and obtain the registration thereof in such applicable Public Registry on or before the Closing Date. For any and all amendments to this Mining Mortgage pursuant to Sections 5.4 or 5.5, the Borrower hereby undertakes to file the respective public deeds for recordation before the applicable Public Registry within ten (10) Business Days following the execution of such public deed by all of the Parties and obtain the registration thereof in such applicable Public Registry within ninety
          (90) days following the execution; provided that so long as the Borrower is exercising commercially reasonable efforts to obtain the registration, such ninety (90) days period shall be extended to one hundred and eighty (180) days;

     (c) To pay all applicable derechos de vigencia, taxes, expenses and any other obligation, including license fees and penalties, applicable to the Guaranty;

     (d)  To comply with the obligations set forth in Sections 5.4 and 5.5; and

     (e) To pay all expenses, including, without limitation, notarial and registration fees in connection with this Mining Mortgage, the Updates and any modification or amendment to this Agreement.

8.   REPRESENTATIONS AND WARRANTIES

8.1 As of the date hereof, the Borrower makes the following representations and warranties to the Onshore Collateral Agent:

     (a) It is the sole and exclusive owner of or has legal title to the Core Mining Concessions and Buildings and Facilities, as applicable, and it has therefore full right, power, and authority to enter into this Agreement without violating any contractual, legal, or other obligation to any entity or person;

     (b) Upon registration, this Mining Mortgage will create a first and preferential ranking mining mortgage over the Core Mining Concessions and the Buildings and Facilities;

     (c) The Core Mining Concessions and the Buildings and Facilities are in good standing, free from any lien and encumbrance other than this Mining Mortgage and are not subject to any judicial or extra-judicial measure that in any way may limit its free ownership and availability; and

     (d) The Borrower has timely paid all derechos de vigencia pertaining to the Core Mining Concessions.

9.   FORECLOSURE OF THE GUARANTY

9.1 Foreclosure and enforcement of the Guaranty shall only be made in accordance with the terms of the Master Security Agreement and this Section 9.

9.2 Upon receipt by the Onshore Collateral Agent of an instruction from the Administrative Agent to take Borrower Enforcement Action with respect to the Guaranty pursuant to the terms of the Master Security Agreement, the Onshore Collateral Agent shall have the right to proceed to foreclose upon the Guaranty. Such foreclosure upon the Guaranty shall take place in accordance with the following procedures:

     (a)  Judicial Action ("ejecucion judicial")

          The Guaranty shall only be foreclosed in whole or in part upon through a judicial procedure in accordance with Article 720 et seq. of the Code of Civil Procedure, before the judges of the judicial district of Arequipa - Cercado.

          The Onshore Collateral Agent shall be entitled to exercise any and all rights, prerogatives and actions permitted by this Agreement, the Master Security Agreement or applicable Peruvian law.

     (b)  Assessment of the Guaranty

          Subject to the following paragraph, for all purposes concerning the enforcement of the Guaranty, the aggregate value of the Core Mining Concessions, including the Buildings and Facilities, is US$ _____ (as more fully set forth in Exhibits 2 and 3); provided that such aggregate value shall be review and adjusted to reflect (i) any and all additional Peruvian mining concessions and/or Buildings and Facilities as described in Sections 5.4 and 5.5 and (ii) the cost of the Sulfide Project upon completion thereof.

          Upon a Borrower Event of Default and while it is Continuing, the Onshore Collateral Agent shall have the right to request an appraisal of the Guaranty, which appraisal shall be performed by any one of the pre-approved appraisers listed in Exhibit 4 or any other appraiser agreed to by the Parties, in which case for all purposes concerning the enforcement of the Guaranty the aggregate value of the Core Mining Concessions, including the Buildings and Facilities, shall be the aggregate value thereof as determined by such appraiser in such appraisal.

          The equivalent of 2/3 of the above mentioned amount (as amended or appraised) shall serve as the basic value of the Core Mining Concessions, including the Buildings and Facilities, for the first auction undertaken within a foreclosure proceeding pursuant to this
          Section 9, subsequently reducing said value, according to law, for any subsequent auction, as the case may be.

9.3 The Borrower hereby waives its right to make any claim in connection with the foreclosure upon the Guaranty against the Onshore Collateral Agent to the extent that the Onshore Collateral Agent fully complies with the procedure for foreclosure set forth in this Section 9 and the relevant provisions of the Master Security Agreement.

10.  OBLIGATION OF THE ONSHORE COLLATERAL AGENT

     The Onshore Collateral Agent hereby covenants and agrees to promptly release this Mining Mortgage, and to take all actions necessary to formalize such release, in the event that (i) prior to the occurrence of the Closing Date and prior to the issuance of any Peruvian Bonds, the Borrower terminates and reduces all Commitments to zero, or (ii) this Mining Mortgage no longer remains in full force and effect as provided in
     Section 6.2.

11.  ASSIGNMENT AND RELEASE OF THE MINING MORTGAGE

11.1 The Borrower hereby expressly grants its prior written consent, in accordance with Article 1435 of the Civil Code, to the assignment of this Agreement ("cesion de posicion contractual") by the Onshore Collateral Agent to any successor or assign of the Onshore

     Collateral Agent appointed by the Senior Lenders pursuant to the Master Security Agreement.

11.2 The release of the Mining Mortgage requires express and written confirmation by the Onshore Collateral Agent and must be formalized by means of a public deed recorded with the applicable Public Registry. Subject to Section 10, the Onshore Collateral Agent hereby undertakes, promptly upon the Borrower's request if pursuant to Section 6.3, to execute and deliver any and all documents and public deed that may be required to formalize such release at the cost of the Borrower.

12.  PROCEEDS OF THE FORECLOSURE OF THE GUARANTY

In the event that the Guaranty is foreclosed upon in accordance with Section 9, the proceeds of such foreclosure shall be allocated in accordance with the applicable rules under the Code of Civil Procedure and in accordance with the order of priority and terms set forth in Section 4.18 of the Master Security Agreement. Once the Secured Obligations have been paid or prepaid in full, any balance of the proceeds of the sale of the Guaranty shall be paid and delivered to the Borrower.

13.  NOTICES

Any notice, request, demand, consent, designation, direction, instruction, certificate and other required communications to be given hereunder between the Parties shall be in writing and shall be addressed, respectively, as follows, or to such other address as may be hereafter furnished for this purpose by such
Party:

     If to the Borrower, at:

          Sociedad Minera Cerro Verde S.A.A.
          Asiento Minero Cerro Verde S/N
          Uchumayo - Arequipa, Casilla Postal 299
          Peru
          Shipping: Av. Alfonso Ugarte 304
          Cercado - Arequipa
          Peru
          Attention: General Manager
          Facsimile: (51-54) 283-376
          with a copy to:

          Phelps Dodge Corporation
          One N. Central Avenue
          Phoenix, Arizona  85004
          United States of America
          Attention: _____
          Facsimile: _____

     If to the Onshore Collateral Agent, at:

          Citibank del Peru S.A.
          Av. Canaval y Moreyra 480, 3rd floor
          San Isidro, Lima
          Peru
          Attention: Raul Denegri G., Assistant Manager
          Facsimile: (51-1) 221-5040

14.  GOVERNING LAW AND JURISDICTION

14.1 This Agreement is governed by, and shall be construed in accordance with, the laws of Peru.

14.2 The Parties hereby agree that any dispute arising under, out of or in connection with the total or partial validity, effectiveness, enforcement or interpretation of this Agreement shall be resolved before the judges of the judicial district of Arequipa - Cercado; provided that the Parties agree that any disputes arising out of or in connection with the terms of the Master Security Agreement shall not be resolved as set forth in this
     Section 14.2 but shall be resolved pursuant to the terms of the Master Security Agreement.

15.  SEVERABILITY

     If any provision of this Agreement is or becomes invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as most nearly to retain the intent of the Parties. If such modification is not possible, such provision shall be severed from this Agreement. In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

16.  AMENDMENTS

     Neither this Agreement nor any terms hereof may be amended, supplemented or modified other than pursuant to a written instrument executed by (i) the Borrower and (ii) the Onshore Collateral Agent.

Mr. Notary, please add the pertinent introduction and conclusion as required by law and forward the corresponding notices to the Public Registry for the recording of this Agreement.

                                                              Lima,  _____, 2005

SOCIEDAD MINERA CERRO VERDE S.A.A.


-----------------------------
By:
Title:


CITIBANK DEL PERU S.A.


-----------------------------
By:
Title:

                                    EXHIBIT 1

                           DESCRIPTION OF COMMITMENTS

Commitments to lend to the Borrower under the JBIC Loan Agreement:

     Aggregate commitment: _____
     Final maturity date: _____
     Interest rates: _____

Commitments to lend to the Borrower under the KfW Loan Agreement:

     Aggregate commitment: _____
     Final maturity date: _____
     Interest rates: _____

Commitments to lend to the Borrower under the Commercial Banks Loan Agreement:

     Aggregate commitment: _____
     Final maturity date: _____
     Interest rates: _____

                                    EXHIBIT 2

             LIST, DESCRIPTION AND VALUE OF CORE MINING CONCESSIONS

                                    EXHIBIT 3

        LIST, DESCRIPTION, LOCATION AND VALUE OF BUILDINGS AND FACILITIES

                                    EXHIBIT 4

                         LIST OF PRE-APPROVED APPRAISERS

Name:      Apoyo Consultoria
Address:   Calle Gonzales Larranaga 265
           San Antonio, Lima 18
           Peru
Phone:     (51-1) 213-1100
Fax:       (51-1) 241-4032

Name:      Macroconsult
Address:   Calle General Borgono 1156
           Lima 18
           Peru
Phone:     (51-1) 221-2695
Fax:       (51-1) 221-2696

Name:      Interinvest
Address:   Av. Carlos Villaran 140
           Torre A, 18th floor
           Lima 13
           Peru
Phone:     (51-1) 219-2200
Fax:       (51-1) 219-2220

Name:      Enfoca - Gestion Empresarial
Address:   Los Pinos 222
           Lima 27
           Peru
Phone:     (51-1) 222-0808
Fax:       _____

Name:      Alonso y Asociados
Address:   Av. Republica de Panama 3030
           Of. 701
           Lima 27
           Peru
Phone:     (51-1) 463-1818 and (51-1) 463-5616
Fax:       _____

                                               EXHIBIT B - Form of prenda minera
                                       (equipment, machinery and movable assets)

TO THE NOTARY PUBLIC:

Kindly issue in your Registry of Public Deeds one for the MINING PLEDGE AGREEMENT entered into by and between:

(1) SOCIEDAD MINERA CERRO VERDE S.A.A., a company incorporated and existing under the laws of Peru, with Taxpayer Registry No. 20170072465, duly represented by _____, identified with _____ No. _____, as per power of attorney registered in Entry Card _____ of File No. _____ of the Public Registry of Companies for Lima (the "Borrower"); and

(2) CITIBANK DEL PERU S.A., a bank incorporated and existing under the laws of Peru, with Taxpayer Registry No. _____, duly represented by _____, identified with _____ No. _____, as per power of attorney registered in Entry Card _____ of File No. _____ of the Public Registry of Companies for Lima (together with its successors and assigns, the "Onshore Collateral Agent").

This instrument is executed under the terms and conditions stated below:

1.   PREAMBLE

1.1 The Borrower has legal title over certain mining concessions granted by the pertinent Peruvian Governmental Authorities, for the operation of the Cerro Verde copper mine, including a copper leaching and solution extraction/electrowinning (SX/EW) operation, located in the Districts of Uchumayo and Yarabamba, Province of Arequipa, Peru (the "Existing Mine").

1.2 The board of directors of the Borrower has approved the development of a primary sulfide ore body beneath the oxide ore body currently in production (the "Sulfide Project" and, together with the Existing Mine, the "Mines"), for which purposes the Borrower intends to obtain financing in an approximate amount of Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00).

1.3 The Borrower has entered into a Master Participation Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers, and the Administrative Agent in order to set forth the general financing arrangement for the Sulfide Project.

1.4 The Borrower has entered into: (i) the JBIC Loan Agreement with JBIC; (ii) the KfW Loan Agreement with KfW; and (iii) the Commercial Banks Loan Agreement with the Commercial Banks, which establish the commitment to lend to the Borrower undertaken by each of these financial institutions in accordance with the Master Participation Agreement.

1.5 The Borrower intends to issue the Peruvian Bonds in the Peruvian market through a bond program in order to complete the financing that it requires for the development of the Sulfide Project.

1.6 The Borrower has entered into a Master Security Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers, the Administrative Agent, the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent in order to set forth, among other things, the terms of the security interests to be granted by the Borrower in favor of the Onshore Collateral Agent, who acts for the benefit and on behalf of the Secured Parties, to secure the timely and full payment or prepayment by the Borrower of the Secured Obligations. The Senior Lenders have appointed Citibank del Peru S.A. as Onshore Collateral Agent in the Master Security Agreement. The intent of the parties to the Master Security Agreement is that, prior to the first issuance of the Peruvian Bonds, the Common Representative will enter into a New Party Accession Agreement and thereupon the Peruvian Bondholders acting through the Common Representative will, collectively, have all of the rights and obligations of a Senior Lender under the Master Security Agreement, including, without limitation, the right of the Common Representative, on behalf of the Peruvian Bondholders, to benefit as a Senior Lender from the security to be granted by the Borrower to the Secured Parties pursuant to the Master Security Agreement and the other Security Documents, including, without limitation, the security interest created by this Agreement.

1.7 Pursuant to the Master Security Agreement, the Borrower has undertaken to secure the Secured Obligations by granting a mining pledge over certain Goods and Assets permanently used in connection with the mining activities of the Borrower at the Mines.

1.8 The Borrower and the Onshore Collateral Agent have entered into this Agreement for the purpose of creating a mining pledge over the Goods and Assets in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties.

2.   INTERPRETATION

2.1 The Exhibits hereto form part of this Agreement and shall have the same force and effect as if set out in the body of this Agreement and any reference to this Agreement shall include the Exhibits hereto.

2.2 Unless the context shall otherwise require, or unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned to them in Schedule Z to the Master Security Agreement which is incorporated herein by reference.

     In addition, for the exclusive purpose of this Agreement, the following capitalized words and expressions shall have the meanings set forth below:

          "Agreement": means this Mining Pledge Agreement.

          "Business Day": means a day (other than a Saturday or a Sunday) on which banks are open for business in Lima, Peru.

          "Civil Code": means the Civil Code approved by Legislative Decree 295, as amended.

          "Code of Civil Procedure": means the General Revised Text of the Code of Civil Procedure approved by Legislative Decree 768, as amended.

          "Core Mining Concessions": means, collectively, the Cerro Verde Mining Concession 1, 2, 3, the Beneficiation Concession, Tiabaya 4 and Tiabaya 10 (as described in further detail on Exhibit 1 attached hereto).

          "General Mining Law": means the General Revised Text of the Mining Law approved by Supreme Decree No. 014-92-EM, as amended.

          "Goods and Assets": has the meaning set forth in Section 5.1.

          "Guaranty": means all Goods and Assets as well as all rights to insurance and expropriation compensations without any limitation that the Borrower may be entitled to for any loss, destruction, deterioration or expropriation of any of the foregoing.

          "Lien's Amount": has the meaning set forth in Section 4.1.

          "Mining Pledge": has the meaning set forth in Section 3.1.

          "Parties": means the parties to this Agreement; and "Party" means any one of them.

          "Regulations": means the regulations to the General Mining Law approved by Supreme Decree No. 03-94-EM, as amended.

          "Update": has the meaning set forth in Section 5.3.

3.   PURPOSE AND TERM OF THE MINING PLEDGE

3.1 Pursuant to Article 178 et seq. of the General Mining Law and Articles 1055 and 1057 of the Civil Code, the Borrower, as the sole and exclusive owner of the Core Mining Concessions and the Goods and Assets, hereby grants a first and preferential ranking mining pledge (the "Mining Pledge") over any and all of the Goods and Assets in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, as security for the timely and full payment or prepayment by the Borrower of the Secured Obligations.

3.2 This Mining Pledge secures the Secured Obligations of the Borrower with the Secured Parties on a pari passu basis. Accordingly, all Secured Parties shall share on the security interest created herein as well as on any and all proceeds resulting from the enforcement thereof as contemplated in
     Section 12.

3.3 The Onshore Collateral Agent shall be the only party entitled to exercise any and all rights and prerogatives hereunder, including without limitation any Borrower Enforcement Action, and shall exercise such rights and prerogatives solely in accordance with the provisions of this Agreement and the Master Security Agreement.

4.   LIEN'S AMOUNT

4.1 The Parties hereby agree that the amount of the lien created by this Mining Pledge is the total amount of the Secured Obligations, which principal amount is an amount not to exceed Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00), plus all applicable interest, expenses and fees as well as any and all costs and expenses ("costas y costos") in the event that the foreclosure of the Guaranty is necessary (the "Lien's Amount").

4.2  The Parties hereby agree that:

     (a) the total amount secured by this Mining Pledge shall include any amount which may be payable to the Secured Parties pursuant to Section 4.1; and

     (b) the Lien's Amount shall not limit in any manner the exercise by the Onshore Collateral Agent of its rights and/or remedies pursuant to the terms and conditions of this Agreement and the relevant provisions of the Master Security Agreement.

4.3 The Borrower and the Onshore Collateral Agent may agree, from time to time, subject to the terms and conditions of the Master Security Agreement, to reduce the Lien's Amount under this Mining Pledge in accordance with Articles 1083 and 1115 of the Civil Code, provided that the Lien's Amount resulting from such reduction fully covers its Secured Obligations. Accordingly, the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, subject to the terms and conditions of the Master Security Agreement, undertakes to execute and deliver any and all documents and public deeds that may be required in order to reflect such reduction promptly upon the agreement of the Borrower and the Onshore Collateral Agent. The Borrower hereby waives its right under Articles 1083 and 1116 of the Civil Code to request any judge for the reduction of the Lien's Amount.

4.4 The Borrower hereby waives its right under Article 1073 of the Civil Code to request any judge for the substitution of this Mining Pledge.

5.   EXTENT OF THE MINING PLEDGE

5.1 This Mining Pledge comprises, to the fullest extent permitted by law, each and every right and asset, which by fact or by law pertains to the equipment, machinery and movable assets owned by the Borrower and used by the Borrower in connection with its mining activities on the Core Mining Concessions (as identified on Exhibit 2 hereto, as may be amended from time to time, the "Goods and Assets"), and all insurance and expropriation compensations that the Borrower may be entitled to for any loss, destruction, deterioration or expropriation of any of the foregoing. The Parties acknowledge that the Goods and Assets are located within the internal boundary of the Core Mining Concessions.

5.2 The Parties hereby agree and acknowledge that only equipment, machinery and movable assets owned or to be owned by the Borrower that have an individual book value equal to or in excess of Three Hundred Thousand Dollars of the United States of America (US$300,000.00) are or, as the case may be, will be listed on Exhibit 2 and included in this Mining Pledge; provided that such threshold shall be reduced in the circumstances specified in the Master Security Agreement. The Parties hereby further agree that all such equipment, machinery and movable assets shall remain in possession of the Borrower until the Borrower has received a Borrower Enforcement Direction with respect to the Guaranty pursuant to the terms of the Master Security Agreement.

5.3 Pursuant to the terms of the Master Security Agreement, the Borrower has agreed to amend this Mining Pledge, from time to time before this Agreement is terminated pursuant to Section 6.2, by way of updating Exhibit 2. Accordingly, the Borrower hereby undertakes to execute any and all documents and public deeds (each, an "Update") necessary to modify and include as part of Exhibit 2, along with all of the Goods and Assets already listed therein, a description of any Good and Asset acquired by the Borrower that have an individual book value equal to or in excess of Three Hundred Thousand Dollars of the United States of America (US$ 300,000.00) (or a lower individual book value as noted in Section 5.2), from the time
     Exhibit 2 was last modified, amended or restated, with independence of the accumulated value of the Good and Asset acquired; provided that the Borrower shall only be required to perform the periodic amendment obligations described in this Section 5.3 if any modification is produced in accordance with the following:

     (a) Prior to the Completion Release Date, two (2) Updates per year with the first Update to be executed within six months following the date of this Agreement, and thereafter every six months;

     (b) On or prior to (but no more than three (3) months prior to) the Completion Release Date, provided that the Update described in this
          Section 5.3(b) shall not be required in the event that an Update has been executed less than three (3) months before the Completion Release Date; and

     (c) Following the Completion Release Date, one (1) Update per year with the first Update to be executed within the first twelve (12) months following the Completion Release Date, and thereafter every twelve
          (12) months.

5.4 This Mining Pledge is granted exclusively in favor of the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties.

6.   INDIVISIBILITY OF THE GUARANTY

6.1 This Mining Pledge and the Guaranty subject hereto (as a whole or considering its individual parts) are indivisible and are intended to secure the timely and full payment or prepayment by the Borrower of the Secured Obligations.

6.2 Except to the extent set forth in Section 10, this Mining Pledge shall remain in force and effect until the earlier of (i) all the Secured Obligations have been paid or prepaid in full, even if this Mining Pledge and/or the Guaranty is divided or (ii) so long as the Senior Facility Loans Obligations have been paid or prepaid in full, the Borrower, with the consent of the Onshore Collateral Agent, seeks to terminate this Agreement as contemplated under Section 7.03 of the Peruvian Bonds Indenture. The Guaranty shall not be totally or partially cancelled, discharged, removed or separated from this Mining Pledge, until all of the Secured Obligations have been paid or prepaid in full by the Borrower (in the case of clause
     (i)) or the Onshore Collateral Agent so consents (in the case of clause
     (ii)).

6.3 Notwithstanding the foregoing and subject to Section 11.2, it is agreed that any of the Goods and Assets shall be released from the Mining Pledge to the extent that the Borrower disposes of any such Goods and Assets in accordance with the terms of Section 7.07 of the Master Participation Agreement.

7.   OBLIGATIONS OF THE BORROWER

7.1  The Borrower hereby undertakes the following:

     (a) To take all actions and issue and deliver all private and public documents that may be required to formalize, perfect, maintain and/or foreclose upon the Guaranty;

     (b) To file the public deed resulting from this Agreement for recordation before the applicable Public Registry within ten (10) Business Days following the execution of such public deed by all of the Parties and obtain the registration thereof in such applicable Public Registry on or before the Closing Date. For any and all Updates, the Borrower hereby undertakes to file the respective public deeds for recordation before the applicable Public Registry within ten (10) Business Days following the execution of such public deed by all of the Parties and obtain the registration thereof in such applicable Public Registry within ninety (90) days following the execution; provided that so long as the Borrower is exercising commercially reasonable efforts to obtain the registration, such ninety (90) days period shall be extended to one hundred and eighty (180) days;

     (c)  To comply with the obligations set forth in Section 5.3; and

     (d) To pay all expenses, including, without limitation, notarial and registration fees in connection with this Mining Pledge, the Updates and any modification and amendment to this Agreement.

8.   REPRESENTATIONS AND WARRANTIES

8.1 As of the date hereof, the Borrower makes the following representations and warranties to the Onshore Collateral Agent:

     (a) It is the sole and exclusive owner of or has legal title to the Goods and Assets, and it has therefore full right, power, and authority to enter into this Agreement without violating any contractual, legal, or other obligation to any entity or person;

     (b) The Goods and Assets are located within the premises of the Core Mining Concessions or ancillary facilities and are used by the Borrower in connection with its mining activities at the Mines;

     (c) Upon registration, this Mining Pledge will create a first and preferential ranking mining pledge over the Goods and Assets; and

     (d) The Goods and Assets are free from any liens and encumbrances other than this Mining Pledge and are not subject to any judicial or extra-judicial measure that in any way may limit its free ownership and availability.

9.   FORECLOSURE OF THE GUARANTY

9.1 Foreclosure and enforcement of the Guaranty shall only be made in accordance with the terms of the Master Security Agreement and this Section 9.

9.2 Upon receipt by the Onshore Collateral Agent of an instruction from the Administrative Agent to take Borrower Enforcement Action with respect to the Guaranty pursuant to the terms of the Master Security Agreement, the Onshore Collateral Agent shall have the right to proceed to foreclose upon the Guaranty. Such foreclosure upon the Guaranty shall take place in accordance with either of the procedures set forth in (a) and (b) below:

     (a)  Private Sale

          The Guaranty may be foreclosed upon in whole or in part through a direct sale or a public or private auction procedure in accordance with Article 183 of the General Mining Law and Article 1069 of the Civil Code. Such sale or auction shall be carried out by the Onshore Collateral Agent, acting as instructed by the Administrative Agent, in a commercially reasonable manner.

          The Onshore Collateral Agent shall be entitled to exercise any and all rights, prerogatives and actions permitted by this Agreement, the Master Security Agreement or applicable Peruvian law.

          If the Guaranty is foreclosed through an auction, such auction shall be performed by an authorized auctioneer designated by the Onshore Collateral Agent. The auction may take place where the Goods and Assets are located or at any other place that may be determined by the Onshore Collateral Agent. The Onshore Collateral Agent shall provide no less than twenty (20) days notice in advance of such auction, which such notice shall include an identification of the designated auctioneer.

          To the extent permitted by applicable Peruvian law and the Master Security Agreement, the Onshore Collateral Agent shall have the right to bid for and purchase the Goods and Assets offered for sale at the auction described herein, and upon compliance with the terms of the sale may hold and dispose of such property.

     (b)  Judicial Action ("ejecucion judicial")

          Alternatively, the Guaranty may be foreclosed in whole or in part upon through a judicial procedure in accordance with Article 720 et seq. of the Code of Civil Procedure, before the judges of the judicial district of Arequipa - Cercado.

          The Onshore Collateral Agent shall be entitled to exercise any and all rights, prerogatives and actions permitted by this Agreement, the Master Security Agreement or applicable Peruvian law.

     (c)  Assessment of the Guaranty

          Subject to the following paragraph, for all purposes concerning the enforcement of the Guaranty, the aggregate value of the Goods and Assets shall be US$_____ (as more fully set forth on Exhibit 2); provided that such aggregate value shall be reviewed and adjusted with the addition of further Goods and Assets pursuant to the amendment obligations of the Borrower described in Section 5.3.

          Upon a Borrower Event of Default and while it is Continuing, the Onshore Collateral Agent shall have the right to request an appraisal of the Guaranty, which appraisal shall be performed by any one of the pre-approved appraisers listed in Exhibit 3 or any other appraiser agreed to by the Parties, in which case for all purposes concerning the enforcement of the Guaranty the aggregate value of the Goods and Assets shall be the aggregate value thereof as determined by such appraiser in such appraisal.

          If the Guaranty is foreclosed upon through a judicial procedure as referred to in Section 9.2(b), the equivalent of 2/3 of the above mentioned amount (as amended or appraised) shall serve as the basic value of the Goods and Assets for the first auction undertaken within such foreclosure proceeding, subsequently reducing said value, according to law, for any subsequent auctions, as the case may be.

9.3 The Borrower hereby waives its right to make any claim in connection with the foreclosure upon the Guaranty against the Onshore Collateral Agent to the extent that the Onshore Collateral Agent fully complies with the procedure for foreclosure set forth in this Section 9 and the relevant provisions of the Master Security Agreement.

10.  OBLIGATION OF THE ONSHORE COLLATERAL AGENT

The Onshore Collateral Agent hereby covenants and agrees to promptly release this Mining Pledge, and to take all actions necessary to formalize such release, in the event that (i) prior to the occurrence of the Closing Date and prior to the issuance of any Peruvian Bonds, the Borrower terminates and reduces all Commitments to zero, or (ii) this Mining Pledge no longer remains in full force and effect as provided in Section 6.2.

11.  ASSIGNMENT AND RELEASE OF THE MINING PLEDGE

11.1 The Borrower hereby expressly grants its prior written consent, in accordance with Article 1435 of the Civil Code, to the assignment of this Agreement ("cesion de posicion contractual") by the Onshore Collateral Agent to any successor or assign of the Onshore Collateral Agent appointed by the Senior Lenders pursuant to the Master Security Agreement.

11.2 The release of the Mining Pledge requires express and written confirmation by the Onshore Collateral Agent, on behalf of the Secured Parties, and must be formalized by means of a public deeds recorded with the applicable public registry. Subject to Section 10, the Onshore Collateral Agent hereby undertakes, promptly upon the Borrower's request if pursuant to Section 6.3, to execute and deliver any and all documents and public deeds that may be required to formalize such release at the cost of the Borrower.

12.  PROCEEDS OF THE FORECLOSURE OF THE GUARANTY

12.1 In the event that the Guaranty is foreclosed upon in accordance with
     Section 9.2(a), the proceeds of such foreclosure shall be allocated by the Onshore Collateral Agent in accordance with the order of priority and terms set forth in Section 4.18 of the Master Security Agreement. Once the Secured Obligations have been paid or prepaid in full, any balance of the proceeds of the sale of the Guaranty shall be paid and delivered to the Borrower.

12.2 In the event that the Guaranty is foreclosed upon in accordance with
     Section 9.2(b), the proceeds of such foreclosure shall be allocated in accordance with the applicable rules under the Code of Civil Procedure and in accordance with the order of priority and terms set forth in Section
     4.18 of the Master Security Agreement. Once the Secured Obligations have been paid or prepaid in full, any balance of the proceeds of the sale of the Guaranty shall be paid and delivered to the Borrower.

13.  NOTICES

Any notice, request, demand, consent, designation, direction, instruction, certificate and other required communications to be given hereunder between the Parties shall be in writing and shall be addressed, respectively, as follows, or to such other address as may be hereafter furnished for this purpose by such
Party:

     If to the Borrower, at:

          Sociedad Minera Cerro Verde S.A.A.
          Asiento Minero Cerro Verde S/N
          Uchumayo - Arequipa, Casilla Postal 299
          Peru
          Shipping: Av. Alfonso Ugarte 304
          Cercado - Arequipa
          Peru
          Attention: General Manager
          Facsimile: (51-54) 283-376
          with a copy to:

          Phelps Dodge Corporation
          One N. Central Avenue
          Phoenix, Arizona 85004
          United States of America
          Attention: _____
          Facsimile: _____

     If to the Onshore Collateral Agent, at:

          Citibank del Peru S.A.
          Av. Canaval y Moreyra 480, 3rd floor
          San Isidro, Lima
          Peru
          Attention: Raul Denegri G., Assistant Manager
          Facsimile: (51-1) 221-5040


14.  GOVERNING LAW AND JURISDICTION

14.1 This Agreement is governed by, and shall be construed in accordance with, the laws of Peru.

14.2 The Parties hereby agree that any dispute arising under, out of or in connection with the total or partial validity, effectiveness, enforcement or interpretation of this Agreement shall be resolved before the judges of the judicial district of Arequipa - Cercado; provided that the Parties agree that any disputes arising out of or in connection with the terms of the Master Security Agreement shall not be resolved as set forth in this
     Section 14.2 but will be resolved pursuant to the terms of the Master Security Agreement.

15.  SEVERABILITY

If any provision of this Agreement is or becomes invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as most nearly to retain the intent of the Parties. If such modification is not possible, such provision shall be severed from this Agreement. In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

16.  AMENDMENTS

Neither this Agreement nor any terms hereof may be amended, supplemented or modified other than pursuant to a written instrument executed by (i) the Borrower and (ii) the Onshore Collateral Agent.

Mr. Notary, please add the pertinent introduction and conclusion as required by law and forward the corresponding notices to the Public Registry for the recording of this Agreement.

                                                                  Lima, __, 2005

SOCIEDAD MINERA CERRO VERDE S.A.A.


-----------------------------
By:
Title:


CITIBANK DEL PERU S.A.


-----------------------------
By:
Title:

                                    EXHIBIT 1

                         LIST OF CORE MINING CONCESSIONS

                                    EXHIBIT 2

                 LIST, DESCRIPTION AND VALUE OF GOODS AND ASSETS

                                    EXHIBIT 3

                         LIST OF PRE-APPROVED APPRAISERS

Name:      Apoyo Consultoria
Address:   Calle Gonzales Larranaga 265
           San Antonio, Lima 18
           Peru
Phone:     (51-1) 213-1100
Fax:       (51-1) 241-4032


Name:      Macroconsult
Address:   Calle General Borgono 1156
           Lima 18
           Peru
Phone:     (51-1) 221-2695
Fax:       (51-1) 221-2696


Name:      Interinvest
Address:   Av. Carlos Villaran 140
           Torre A, 18th floor
           Lima 13
           Peru
Phone:     (51-1) 219-2200
Fax:       (51-1) 219-2220


Name:      Enfoca - Gestion Empresarial
Address:   Los Pinos 222
           Lima 27
           Peru
Phone:     (51-1) 222-0808
Fax:       _____


Name:      Alonso y Asociados
Address:   Av. Republica de Panama 3030
           Of. 701
           Lima 27
           Peru
Phone:     (51-1) 463-1818 and (51-1) 463-5616
Fax:       _____

                                               EXHIBIT C - Form of prenda minera
                             (minerals and Cathode and Concentrate in inventory)

TO THE NOTARY PUBLIC:

Kindly issue in your Registry of Public Deeds one for the MINING FLOATING PLEDGE AGREEMENT entered into by and between:

(1) SOCIEDAD MINERA CERRO VERDE S.A.A., a company incorporated and existing under the laws of Peru, with Taxpayer Registry No. 20170072465, duly represented by _____, identified with _____ No. _____, as per power of attorney registered in Entry Card _____ of File No. _____ of the Public Registry of Companies for Lima (the "Borrower"); and

(2) CITIBANK DEL PERU S.A., a bank incorporated and existing under the laws of Peru, with Taxpayer Registry No. _____, duly represented by _____, identified with _____ No. _____, as per power of attorney registered in Entry Card _____ of File No. _____ of the Public Registry of Companies for Lima (together with its successors and assigns, the "Onshore Collateral Agent").

This instrument is executed under the terms and conditions stated below:

1.   PREAMBLE

1.1 The Borrower has legal title over certain mining concessions granted by the pertinent Peruvian Governmental Authorities, for the operation of the Cerro Verde copper mine, including a copper leaching and solution extraction/electrowinning (SX/EW) operation, located in the Districts of Uchumayo and Yarabamba, Province of Arequipa, Peru (the "Existing Mine").

1.2 The board of directors of the Borrower has approved the development of a primary sulfide ore body beneath the oxide ore body currently in production (the "Sulfide Project" and, together with the Existing Mine, the "Mines"), for which purposes the Borrower intends to obtain financing in an approximate amount of Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00).

1.3 The Borrower has entered into a Master Participation Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers, and the Administrative Agent in order to set forth the general financing arrangement for the Sulfide Project.

1.4 The Borrower has entered into: (i) the JBIC Loan Agreement with JBIC; (ii) the KfW Loan Agreement with KfW; and (iii) the Commercial Banks Loan Agreement with the Commercial Banks, which establish the commitment to lend to the Borrower undertaken by each of these financial institutions in accordance with the Master Participation Agreement.

1.5 The Borrower intends to issue the Peruvian Bonds in the Peruvian market through a bond program in order to complete the financing that it requires for the development of the Sulfide Project.

1.6 The Borrower has entered into a Master Security Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers, the Administrative Agent, the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent in order to set forth, among other things, the terms of the security interests to be granted by the Borrower in favor of the Onshore Collateral Agent, who acts for the benefit and on behalf of the Secured Parties, to secure the timely and full payment or prepayment by the Borrower of the Secured Obligations. The Senior Lenders have appointed Citibank del Peru S.A. as Onshore Collateral Agent in the Master Security Agreement. The intent of the parties to the Master Security Agreement is that, prior to the first issuance of the Peruvian Bonds, the Common Representative will enter into a New Party Accession Agreement and thereupon the Peruvian Bondholders acting through the Common Representative will, collectively, have all of the rights and obligations of a Senior Lender under the Master Security Agreement, including, without limitation, the right of the Common Representative, on behalf of the Peruvian Bondholders, to benefit as a Senior Lender from the security to be granted by the Borrower to the Secured Parties pursuant to the Master Security Agreement and the other Security Documents, including, without limitation, the security interest created by this Agreement.

1.7 Pursuant to the Master Security Agreement, the Borrower has undertaken to secure the Secured Obligations by granting a mining floating pledge over mineral to be extracted from the Mines located within the Core Mining Concessions, Cathode and Concentrate.

1.8 The Borrower and the Onshore Collateral Agent have entered into this Agreement for the purpose of creating a mining floating pledge over the Mineral, Cathode and Concentrate in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties.

2.   INTERPRETATION

2.1 The Exhibits hereto form part of this Agreement and shall have the same force and effect as if set out in the body of this Agreement and any reference to this Agreement shall include the Exhibits hereto.

2.2 Unless the context shall otherwise require, or unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned to them in Schedule Z to the Master Security Agreement which is incorporated herein by reference.

     In addition, for the exclusive purpose of this Agreement, the following capitalized words and expressions shall have the meanings set forth below:

          "Agreement": means this Mining Floating Pledge Agreement.

          "Business Day": means a day (other than a Saturday or a Sunday) on which banks are open for business in Lima, Peru.

          "Cathode and Concentrate": has the meaning set forth in Section 3.1.

          "Civil Code": means the Civil Code approved by Legislative Decree 295, as amended.

          "Code of Civil Procedure": means the General Revised Text of the Code of Civil Procedure approved by Legislative Decree 768, as amended.

          "Core Mining Concessions": means, collectively, the Cerro Verde Mining Concession 1, 2, 3, the Beneficiation Concession, Tiabaya 4 and Tiabaya 10 (as described in further detail on Exhibit 1 attached hereto).

          "General Mining Law": means the of the General Revised Text of the Mining Law approved by Supreme Decree No. 014-92-EM, as amended.

          "Guaranty": means all Mineral, Cathode and Concentrate as well as all rights to insurance and expropriation compensations without any limitation that the Borrower may be entitled to for any loss, destruction, deterioration or expropriation of any of the foregoing.

          "Lien's Amount": has the meaning set forth in Section 4.1.

          "Mineral": has the meaning set forth in Section 3.1.

          "Mining Pledge": has the meaning set forth in Section 3.1.

          "Parties": means the parties to this Agreement; and "Party" means any one of them.

          "Regulations": means the regulations to the General Mining Law approved by Supreme Decree No. 03-94-EM, as amended.

3.   PURPOSE AND TERM OF THE MINING PLEDGE

3.1 Pursuant to Article 178 et seq. of the General Mining Law and Articles 1055 and 1057 of the Civil Code, the Borrower, as the sole and exclusive owner of the Core Mining Concessions, hereby grants a first and preferential ranking mining floating pledge (the "Mining Pledge") over (i) all minerals extracted from the Mines and located within the internal boundaries of any of the Core Mining Concessions without any limitation, which, for the avoidance of doubt, shall include mineral in any form until it is transformed into cathode and/or concentrate (the "Mineral"); and (ii) all inventory of copper cathodes and copper concentrates to be produced by the Borrower that is extracted from the Mines which are located within the internal boundaries of any of the Core Mining Concessions without any limitation ("Cathode and Concentrate") in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, as security for the timely and full payment or prepayment by the Borrower of the Secured Obligations. This Mining Pledge extends, without any limitation, to any and all (i) Mineral and (ii) inventories of Cathode and Concentrate, if any, from time to time.

3.2 The Mineral shall become subject to the Mining Pledge automatically upon its extraction from the Mines or beneficiation, and shall continue to be subject to this Mining Pledge whether such Mineral is at field, in transit or in treatment.

3.3 The Cathode and Concentrate shall become subject to the Mining Pledge once processed from the Mineral and shall continue to be subject to this Mining Pledge whether such Cathode and Concentrate is in the Mines' facilities, being processed or in transit.

3.4 Considering the fungible nature of the Mineral and Cathode and Concentrate, this Mining Pledge is granted as a floating lien. Accordingly, the Mineral and Cathode and Concentrate shall be automatically released from the Mining Pledge upon its sale or other disposition and delivery by the Borrower to the respective buyer or its agent. The Onshore Collateral Agent hereby undertakes, promptly upon the Borrower's request, to execute and deliver any and all documents that may be required, if any, to formalize such release.

3.5 This Mining Pledge secures the Secured Obligations of the Borrower with the Secured Parties on a pari passu basis. Accordingly, all Secured Parties shall share on the security interest created herein as well as on any and all proceeds resulting from the enforcement thereof as contemplated in
     Section 12.

3.6 The Onshore Collateral Agent shall be the only party entitled to exercise any and all rights and prerogatives hereunder, including without limitation any Borrower Enforcement Action, and shall exercise such rights and prerogatives solely in accordance with the provisions of this Agreement and the Master Security Agreement.

4.   LIEN'S AMOUNT

4.1 The Parties hereby agree that the amount of the lien created by this Mining Pledge is the total amount of the Secured Obligations, which principal amount is an amount not to exceed Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00), plus all applicable interest, expenses and fees as well as any and all costs and expenses ("costas y costos") in the event that the foreclosure of the Guaranty is necessary (the "Lien's Amount").

4.2  The Parties hereby agree that:

     (a) the total amount secured by this Mining Pledge shall include any amount which may be payable to the Secured Parties pursuant to Section 4.1; and

     (b) the Lien's Amount shall not limit in any manner the exercise by the Onshore Collateral Agent of its rights and/or remedies pursuant to the terms and conditions of this Agreement and the relevant provisions of the Master Security Agreement.

4.3 The Borrower and the Onshore Collateral Agent may agree, from time to time, subject to the terms and conditions of the Master Security Agreement, to reduce the Lien's Amount under this Mining Pledge in accordance with Articles 1083 and 1115 of the Civil Code, provided that the Lien's Amount resulting from such reduction fully covers its Secured Obligations. Accordingly, the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, subject to the terms and conditions of the Master Security Agreement, hereby undertakes to execute and deliver any and all documents and public deeds that may be required in order to reflect such reduction promptly upon the agreement of the Borrower and the Onshore Collateral Agent. The Borrower hereby waives its right under Articles 1083 and 1116 of the Civil Code to request any judge for the reduction of the Lien's Amount.

4.4 The Borrower hereby waives its right under Article 1073 of the Civil Code to request any judge for the substitution of this Mining Pledge.

5.   EXTENT OF THE MINING PLEDGE

5.1 This Mining Pledge comprises, to the fullest extent permitted by law, each and every right and asset, which by fact or by law pertains to the Mineral and Cathode and Concentrate including, without limitation, all insurance and expropriation compensations that the Borrower may be entitled to for any loss, destruction, deterioration or expropriation of any of the foregoing.

5.2 The Parties hereby agree and acknowledge that the Borrower shall remain in possession of any and all Mineral and Cathode and Concentrate and is entitled to process, treat, dispose of and/or sell any or all of such Mineral and Cathode and Concentrate which is extracted, produced and acquired from the Mines pursuant to any contract, agreement or understanding, currently existing or that the Borrower may enter into in the future, for the sale thereof. As provided in Section 3.4, all Mineral and Cathode and Concentrate that is sold pursuant to this Section 5.2 shall be automatically released from this Mining Pledge.

5.3 This Mining Pledge is granted exclusively in favor of the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties.

6.   INDIVISIBILITY OF THE GUARANTY

6.1 This Mining Pledge and the Guaranty subject hereto (as a whole or considering its individual parts) are indivisible and are intended to secure the timely and full payment or prepayment by the Borrower of the Secured Obligations.

6.2 Except to the extent set forth in Section 10, this Mining Pledge shall remain in force and effect until the earlier of (i) all the Secured Obligations have been paid or prepaid in full, even if this Mining Pledge and/or the Guaranty is divided or (ii) so long as the Senior Facility Loans Obligations have been paid or prepaid in full, the Borrower, with the consent of the Onshore Collateral Agent, seeks to terminate this Agreement as contemplated under Section 7.03 of the Peruvian Bonds Indenture.

7.   OBLIGATIONS OF THE BORROWER

7.1  The Borrower hereby undertakes the following:

          (a) To take all actions and issue and deliver all private and public documents that may be required to formalize, perfect, maintain and/or foreclose upon the Guaranty;

          (b) To file the public deed resulting from this Agreement for recordation before the applicable Public Registry within ten (10) Business Days following the execution of such public deed by all of the Parties and obtain the registration thereof in such applicable Public Registry on or before the Closing Date.; and

          (c) To pay all expenses, including, without limitation, notarial and registration fees in connection with this Mining Pledge and any modification or amendment to this Agreement.

8.   REPRESENTATIONS AND WARRANTIES

8.1 As of the date hereof, the Borrower makes the following representations and warranties to the Onshore Collateral Agent:

     (a) It is the sole and exclusive owner of or has legal title to the Mineral and Cathode and Concentrate, as applicable, and it has therefore full right, power, and authority to enter into this Agreement without violating any contractual, legal, or other obligation to any entity or person;

     (b) Upon registration, this Mining Pledge will create a first and preferential ranking mining floating pledge over the Mineral and Cathode and Concentrate; and

     (c) The Mineral and Cathode and Concentrate, as the case may be, are free from any lien and encumbrance other than this Mining Pledge and are not subject to any judicial or extra-judicial measure that in any way may limit its free ownership and availability.

9.   FORECLOSURE OF THE GUARANTY

9.1 Foreclosure and enforcement of the Guaranty shall only be made in accordance with the terms of the Master Security Agreement and this Section 9.

9.2 Upon receipt by the Onshore Collateral Agent of an instruction from the Administrative Agent to take a Borrower Enforcement Action with respect to the Guaranty pursuant to the terms of the Master Security Agreement, the Onshore Collateral Agent shall have the right to proceed to foreclose upon the Guaranty. Such foreclosure upon the Guaranty shall take place in accordance with either of the procedures set forth in (a) and (b) below:

     (a)  Private Sale

          The Guaranty may be foreclosed upon in whole or in part through a direct sale or a public or private auction procedure in accordance with Article 183 of the General Mining Law and Article 1069 of the Civil Code. Such sale or auction shall be carried out by the Onshore Collateral Agent, acting as instructed by the Administrative Agent, in a commercially reasonable manner.

          The Onshore Collateral Agent shall be entitled to exercise any and all rights, prerogatives and actions permitted by this Agreement, the Master Security Agreement or applicable Peruvian law.

          If the Guaranty is foreclosed through an auction, such auction shall be performed by an authorized auctioneer designated by the Onshore Collateral Agent. The auction may take place where the Mineral and Cathode and Concentrate are located or at any other place that may be determined by the Onshore Collateral Agent. The Onshore Collateral Agent shall provide no less than twenty (20) days notice in advance of such auction, which such notice shall include an identification of the designated auctioneer.

          To the extent permitted by applicable Peruvian law and the Master Security Agreement, the Onshore Collateral Agent shall have the right to bid for and purchase the Mineral and Cathode and Concentrates offered for sale at the auction described herein, and upon compliance with the terms of the sale may hold and dispose of such property.

     (b)  Judicial Action ("ejecucion judicial")

          Alternatively, the Guaranty may be foreclosed in whole or in part upon through a judicial procedure in accordance with Article 720 et seq. of the Code of Civil Procedure, before the judges of the judicial district of Arequipa - Cercado.

          The Onshore Collateral Agent shall be entitled to exercise any and all rights, prerogatives and actions permitted by this Agreement, the Master Security Agreement or applicable Peruvian law.

     (c)  Assessment of the Guaranty

          Subject to the following paragraph, for all purposes concerning the enforcement of the Guaranty, considering the commodity nature of the Mineral and Cathode and Concentrate, the value of the Mineral and Cathode and Concentrate being foreclosed upon shall be that which results from the market price thereof at the time of the direct sale or initiation of the auction proceeding.

          Upon a Borrower Event of Default and while it is Continuing, the Onshore Collateral Agent shall have the right to request an appraisal of the Guaranty, which appraisal shall be performed by any one of the pre-approved appraisers listed in Exhibit 2 or any other appraiser agreed to by the Parties, in which case for all purposes concerning the enforcement of the Guaranty the aggregate value of the Mineral and Cathode and Concentrate being foreclosed upon shall be the aggregate value thereof as determined by such appraiser in such appraisal.

          If the Guaranty is foreclosed upon through a judicial procedure as referred to in Section 9.2(b), the equivalent of 2/3 of the above mentioned amount (as appraised) shall serve as the basic value of the Mineral and Cathode and Concentrate being foreclosed upon for the first auction undertaken within such foreclosure proceeding, subsequently reducing said value, according to law, for any subsequent auctions, as the case may be.

9.3 The Borrower hereby waives its right to make any claim in connection with the foreclosure upon the Guaranty against the Onshore Collateral Agent to the extent that the Onshore Collateral Agent fully complies with the procedure for foreclosure set forth in this Section 9 and the relevant provisions of the Master Security Agreement.

10.  OBLIGATION OF THE ONSHORE COLLATERAL AGENT

     The Onshore Collateral Agent hereby covenants and agrees to promptly release this Mining Pledge, and to take all actions necessary to formalize such release, in the event that (i) prior to the occurrence of the Closing Date and prior to the issuance of any Peruvian Bonds, the Borrower terminates and reduces all Commitments to zero, or (ii) this Mining Pledge no longer remains in full force and effect as provided in Section 6.2.

11.  ASSIGNMENT AND RELEASE OF THE MINING PLEDGE

11.1 The Borrower hereby expressly grants its prior written consent, in accordance with Article 1435 of the Civil Code, to the assignment of this Agreement ("cesion de posicion contractual") by the Onshore Collateral Agent to any successor or assign of the Onshore Collateral Agent appointed by the Senior Lenders pursuant to the Master Security Agreement.

11.2 The release of the Mining Pledge over the Mineral and Cathode and Concentrate requires express and written confirmation by the Onshore Collateral Agent, on behalf of the Secured Parties, and must be formalized by means of a public deed recorded with the applicable Public Registry. Subject to Section 10, the Onshore Collateral Agent hereby undertakes to execute and deliver any and all documents and public deed that may be required to formalize such release at the cost of the Borrower.

12.  PROCEEDS OF THE FORECLOSURE OF THE GUARANTY

12.1 In the event that the Guaranty is foreclosed upon in accordance with
     Section 9.2(a), the proceeds of such foreclosure shall be allocated by the Onshore Collateral Agent in accordance with the order of priority and terms set forth in Section 4.18 of the Master Security Agreement. Once the Secured Obligations have been paid or prepaid in full, any balance of the proceeds of the sale of the Guaranty shall be paid and delivered to the Borrower.

12.2 In the event that the Guaranty is foreclosed upon in accordance with
     Section 9.02(b), the proceeds of such foreclosure shall be allocated in accordance with the applicable rules under the Code of Civil Procedure and in accordance with the order of priority and terms set forth in Section
     4.18 of the Master Security Agreement. Once the Secured Obligations have been paid or prepaid in full, any balance of the proceeds of the sale of the Guaranty shall be paid and delivered to the Borrower.

13.  NOTICES

     Any notice, request, demand, consent, designation, direction, instruction, certificate and other required communications to be given hereunder between the Parties shall be in writing and shall be addressed, respectively, as follows, or to such other address as may be hereafter furnished for this purpose by such Party:

     If to the Borrower, at:

          Sociedad Minera Cerro Verde S.A.A.
          Asiento Minero Cerro Verde S/N
          Uchumayo - Arequipa, Casilla Postal 299
          Peru
          Shipping: Av. Alfonso Ugarte 304
          Cercado - Arequipa
          Peru
          Attention: General Manager
          Facsimile: (51-54) 283-376

          with a copy to:

          Phelps Dodge Corporation
          One N. Central Avenue
          Phoenix, Arizona 85004
          United States of America
          Attention: ______________
          Facsimile: ______________

     If to the Onshore Collateral Agent, at:

          Citibank del Peru S.A.
          Av. Canaval y Moreyra 480, 3rd floor
          San Isidro, Lima
          Peru
          Attention: Raul Denegri G., Assistant Manager
          Facsimile: (51-1) 221-5040

14.  GOVERNING LAW AND JURISDICTION

14.1 This Agreement is governed by, and shall be construed in accordance with, the laws of Peru.

14.2 The Parties hereby agree that any dispute arising under, out of or in connection with the total or partial validity, effectiveness, enforcement or interpretation of this Agreement shall be resolved before the judges of the judicial district of Arequipa - Cercado; provided that the Parties agree that any disputes arising out of or in connection with the terms of the Master Security Agreement shall not be resolved as set forth in this
     Section 14.2 but will be resolved pursuant to the terms of the Master Security Agreement.

15.  SEVERABILITY

     If any provision of this Agreement is or becomes invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as most nearly to retain the intent of the Parties. If such modification is not possible, such provision shall be severed from this Agreement. In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

16.  AMENDMENTS

Neither this Agreement nor any terms hereof may be amended, supplemented or modified other than pursuant to a written instrument executed by (i) the Borrower and (ii) the Onshore Collateral Agent.

Mr. Notary, please add the pertinent introduction and conclusion as required by law and forward the corresponding notices to the Public Registry for the recording of this Agreement.

                                                                  Lima, __, 2005

SOCIEDAD MINERA CERRO VERDE S.A.A.


------------------------------
By:
Title:


CITIBANK DEL PERU S.A.


------------------------------
By:
Title:

                                    EXHIBIT 1

                         LIST OF CORE MINING CONCESSIONS

                                    EXHIBIT 2

                         LIST OF PRE-APPROVED APPRAISERS

Name:      Apoyo Consultoria
Address:   Calle Gonzales Larranaga 265
           San Antonio, Lima 18
           Peru
Phone:     (51-1) 213-1100
Fax:       (51-1) 241-4032

Name:      Macroconsult
Address:   Calle General Borgono 1156
           Lima 18
           Peru
Phone:     (51-1) 221-2695
Fax:       (51-1) 221-2696

Name:      Interinvest
Address:   Av. Carlos Villaran 140
           Torre A, 18th floor
           Lima 13
           Peru
Phone:     (51-1) 219-2200
Fax:       (51-1) 219-2220

Name:      Enfoca - Gestion Empresarial
Address:   Los Pinos 222
           Lima 27
           Peru
Phone:     (51-1) 222-0808
Fax:       _______________

Name:      Alonso y Asociados
Address:   Av. Republica de Panama 3030
           Of. 701
           Lima 27
           Peru
Phone:     (51-1) 463-1818 and (51-1) 463-5616
Fax:       _______________

                             EXHIBIT D - Form of cesion condicionada de derechos
                                                   for Domestic Sales Agreements

TO THE NOTARY PUBLIC:

Kindly issue in your Registry of Public Deeds one for the CONDITIONAL ASSIGNMENT OF RIGHTS AGREEMENT (this "Agreement") entered into by and between:

(1) SOCIEDAD MINERA CERRO VERDE S.A.A., a company incorporated and existing under the laws of Peru, with Taxpayer Registry No. 20170072465, duly represented by _____, identified with _____, as per power of attorney registered in Entry Card _____ of File No. _____ of the Public Registry of Companies for Lima (the "Borrower"); and

(2) CITIBANK DEL PERU S.A., a bank incorporated and existing under the laws of Peru, with Taxpayer Registry No. _____, duly represented by _____, identified with _____, as per the power of attorney registered in Entry Card _____ of File No. _____ of the Public Registry of Companies for Lima (together with its successors and assigns, the "Onshore Collateral Agent").

Borrower and Onshore Collateral Agent are referred collectively herein as the "Parties" and individually as a "Party".

This instrument is executed under the terms and conditions stated below:

1.   PREAMBLE

1.1 The Borrower has legal title over certain mining concessions granted by the pertinent Peruvian Governmental Authorities for the operation of the Cerro Verde copper mine, including a copper leaching and solution extraction/electrowinning (SX/EW) operation, located in the Districts of Uchumayo and Yarabamba, Province of Arequipa, Peru.

1.2 The board of directors of the Borrower has approved the development of a primary sulfide ore body beneath the oxide ore body currently in production (the "Sulfide Project"), for which purposes the Borrower intends to obtain financing in an approximate amount of Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00).

1.3 The Borrower has entered into a Master Participation Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers and the Administrative Agent in order to set forth the general financing arrangement for the Sulfide Project.

1.4 The Borrower has entered into: (i) the JBIC Loan Agreement with JBIC; (ii) the KfW Loan Agreement with KfW; and (iii) the Commercial Banks Loan Agreement with the Commercial Banks, which establish the commitment to lend to the

     Borrower undertaken by each of these financial institutions in accordance with the Master Participation Agreement.

1.5 The Borrower intends to issue the Peruvian Bonds in the Peruvian market through a bond program in order to complete the financing that it requires for the development of the Sulfide Project.

1.6 The Borrower has entered into a Master Security Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers, the Administrative Agent, the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent in order to set forth, among other things, the terms of the security interests to be granted by the Borrower in favor of the Onshore Collateral Agent, who acts for the benefit and on behalf of the Secured Parties, to secure the timely and full payment or prepayment of the Secured Obligations. The Senior Lenders have appointed Citibank del Peru S.A. as Onshore Collateral Agent in the Master Security Agreement. The intent of the parties to the Master Security Agreement is that, prior to the first issuance of the Peruvian Bonds, the Common Representative will enter into a New Party Accession Agreement and thereupon the Peruvian Bondholders acting through the Common Representative will, collectively, have all of the rights and obligations of a Senior Lender under the Master Security Agreement, including, without limitation, the right of the Common Representative, on behalf of the Peruvian Bondholders, to benefit as a Senior Lender from the security to be granted by the Borrower to the Secured Parties pursuant to the Master Security Agreement and the other Security Documents, including, without limitation, the conditional assignment of rights granted under this Agreement.

1.7 Pursuant to the Master Security Agreement, the Borrower has agreed to conditionally assign all of its rights under the Domestic Sales Agreements in favor of the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties, as security for the Borrower's full payment or prepayment of the Secured Obligations, on the terms and conditions set forth herein.

1.8 The Borrower and the Onshore Collateral Agent have entered into this Agreement for the purpose of materializing the commitments assumed by the Borrower as described in Section 1.7.

2.   INTERPRETATION

2.1 The Exhibits hereto form part of this Agreement and shall have the same force and effect as if set out in the body of this Agreement and any reference to this Agreement shall include the Exhibits hereto.

2.2 Unless the context shall otherwise require, or unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned to them in Schedule Z to the Master Security Agreement which is incorporated herein by reference.

3.   PURPOSE

3.1. Pursuant to the terms and conditions of this Agreement, the Borrower hereby conditionally assigns in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, as security for the Borrower's full payment or prepayment of the Secured Obligations, all of the Borrower's credit rights in all Domestic Sales Agreements that exist as of the date hereof, if any, and that the Borrower may enter into following the date hereof, which credit rights consist of the Borrower's rights to receive any current and future payments, whether determined or to be determined, pursuant to any and all Domestic Sales Agreements, including, but not limited to, price, interest, fees, penalties, compensations, indemnities and any other monetary amounts.

3.2. The Borrower shall remain liable to perform all its obligations pursuant to and with respect to each Domestic Sales Agreement, and the Onshore Collateral Agent shall not be under any obligation in respect thereof or be under any liability in the event of a failure by the Borrower to perform its obligations in respect thereof.

3.3 The Parties acknowledge and declare that the conditional assignment of rights granted hereunder has the purpose of serving as security for the Secured Obligations, and shall not be considered as a payment by the Borrower of the Secured Obligations.

4.   EFFECTIVENESS OF THE ASSIGNMENT

4.1  With respect to any Domestic Sales Agreement that (i) has a term of three
     (3) years or more and (ii) contemplates annual sales of at least 50,000 dry short tons of Cathodes or Concentrate (each, a "Notice Sales Agreement"), concurrently with or within three (3) Peruvian Business Days of entering into any such Notice Sales Agreement, the Borrower shall provide or cause to be provided notice to the applicable Buyer either (A) through the delivery of a written notice of conditional assignment substantially in the form attached hereto as Exhibit 1 (the "Notice of Conditional Assignment") through notarial notification, which Notice of Conditional Assignment shall instruct the applicable Buyer to pay all Proceeds from such Domestic Sales directly into the Onshore Dollars Account and shall expressly indicate that such assignment shall become effective with respect to such Buyer upon the delivery of a notice of effectiveness by the Onshore Collateral Agent to such Buyer substantially in the form attached hereto as Exhibit 2 (the "Notice of Effectiveness"), or (B) through an acknowledgment and consent substantially in the form attached hereto as Exhibit 3 (the "Domestic Buyer's Acknowledgement") to the effect that such Buyer has received notice from the Borrower of the conditional assignment of the Notice Sales Agreement that such Buyer will pay all Proceeds from such Domestic Sales directly into the Onshore Dollars Account and that such assignment shall become effective with respect to such Buyer upon the delivery of a notice of effectiveness by the Onshore Collateral Agent to such Buyer substantially in the form attached as Annex A to Exhibit 3 hereto. The Borrower shall deliver to the Onshore Collateral Agent a copy certified by a notary public of each Notice of Conditional Assignment or Domestic Buyer's Acknowledgement, as the case may be, within three (3) Peruvian Business Days following its delivery.

4.2 Upon receipt by the Onshore Collateral Agent of an instruction from the Administrative Agent to take a Borrower Enforcement Direction with respect to the assignment of rights granted under this Agreement pursuant to the terms of the Master Security Agreement, the Onshore Collateral Agent shall proceed to deliver the relevant Notices of Effectiveness through notarial notification, in each case with copy to the Borrower. The assignment of rights granted under this Agreement shall become effective vis-a-vis each applicable Buyer upon the delivery thereto of the relevant Notice of Effectiveness.

4.3 The Borrower shall immediately inform the Onshore Collateral Agent of any change of address that may have been communicated thereto by any Buyer.

4.4 Because the conditional assignment of rights granted under this Agreement shall become effective vis-a-vis each applicable Buyer only upon the delivery thereto of the relevant Notice of Effectiveness, notwithstanding the instructions provided by the Borrower to, or acknowledged by, the applicable Buyers under Notice Sales Agreements as set forth herein to cause all Proceeds from Domestic Sales to be made directly into the Onshore Dollars Account, the Borrower shall continue to be considered the title holder of the rights conditionally assigned hereunder until the delivery to the Borrower of copy of the Notice of Effectiveness and shall be fully entitled to exercise such rights without limitation until the occurrence of such delivery.

5.   TERMS AND CONDITIONS OF THE ASSIGNMENT

5.1 Except as set forth in Section 8, the conditional assignment of rights granted hereunder shall terminate on the earlier of (i) the Borrower's full payment or prepayment of the Secured Obligations or (ii) so long as the Senior Facility Loans Obligations have been paid or prepaid in full, the Borrower, with the consent of the Onshore Collateral Agent, seeks to terminate this Agreement as contemplated under Section 7.03 of the Peruvian Bonds Indenture, and either such termination shall be effected by means of a joint written notification to be sent by the Borrower and the Onshore Collateral Agent to the applicable Buyers so indicating. The Onshore

     Collateral Agent undertakes to make such notification acting as instructed by the Administrative Agent pursuant to Section 9.03 of the Master Security Agreement and immediately upon the request of the Borrower.

5.2 According to Article 1211 of Civil Code, upon its effectiveness, the assignment of the Borrower's rights shall include the transmission to the Onshore Collateral Agent of all of the privileges, guaranties and accessory rights that may exist in relation to the assigned rights.

5.3 Neither the conditional assignment of rights granted hereunder nor, upon its effectiveness, the assignment of the Borrower's rights shall be understood as an assignment of Borrower's contractual position in the Domestic Sales Agreements, and thus the Onshore Collateral Agent does not assume any obligation thereunder.

6.   OBLIGATION OF THE BORROWER

Notwithstanding all other obligations set forth in this Agreement, the Borrower hereby undertakes to enter into any agreement and deliver any notice reasonably necessary to effect the conditional assignment of the rights granted hereunder and, upon its effectiveness, the assignment thereof with all its privileges, warranties and accessory rights, provided that the Borrower shall not be required to enter into any such agreement or deliver any such notice, including, without limitation, a Notice of Conditional Assignment or any other notice to any Buyer with respect to Domestic Sales Agreements that are not Notice Sales Agreements.

7.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER

7.1 As the date hereof, the Borrower makes the following representations and warranties to the Onshore Collateral Agent:

     (a) The Borrower is and will be the only title holder of the conditionally assigned rights and is and will be entitled to assign such rights, and therefore it has the full right, power and authority to enter into this Agreement without violating any contractual, legal, or other obligation to any entity or person; and

     (b) The conditionally assigned rights are not subject to any prior lien or encumbrance that could limit its ability to assign such rights in favor of the Onshore Collateral Agent.

8.   OBLIGATION OF THE ONSHORE COLLATERAL AGENT

The Onshore Collateral Agent hereby covenants and agrees to promptly release the conditional assignment granted under this Agreement over all of the Borrower's rights under all Domestic Sales Agreements, and to take all actions necessary to formalize such release, in the event that (i) prior to the occurrence of the Closing Date and prior to the issuance of any Peruvian Bonds, the Borrower terminates and reduces all Commitments to zero, or (ii) the conditional assignment of rights granted hereunder has terminated as provided in Section 5.1.

9.   NOTICES

Any notice, request, demand, consent, designation, direction, instruction, certificate and other required communications to be given hereunder between the Parties shall be in writing and be addressed, respectively, as follows, or to such other address as may be hereafter furnished for this purpose by such Party:

     If to the Borrower, at:

          Sociedad Minera Cerro Verde S.A.A.
          Asiento Minero Cerro Verde S/N
          Uchumayo - Arequipa, Casilla Postal 299
          Peru
          Shipping: Av. Alfonso Ugarte 304
          Cercado - Arequipa
          Peru
          Attention: General Manager

          Facsimile: (51-54) 283-376with a copy to:

          Phelps Dodge Corporation
          One N. Central Avenue
          Phoenix, Arizona 85004
          United States of America
          Attention: ______________
          Facsimile: ______________

     If to the Onshore Collateral Agent, at:

          Citibank del Peru S.A.
          Av. Canaval y Moreyra 480, 3rd floor
          San Isidro, Lima
          Peru
          Attention: Raul Denegri G., Assistant Manager
          Facsimile: (51-1) 221-5040

10.  GOVERNING LAW AND JURISDICTION

10.1 This Agreement is governed by, and shall be construed in accordance with, the laws of Peru.

10.2 The Parties hereby agree that any dispute arising under, out of or in connection with the total or partial validity, effectiveness, execution or interpretation of this Agreement shall be resolved before the judges of the judicial district of Lima-Cercado; provided that the Borrower and the Onshore Collateral Agent agree that any disputes arising out of or in connection with the terms of the Master Security Agreement shall not be resolved as set forth in this Section 10.2 but shall be resolved pursuant to the terms of the Master Security Agreement.

11.  ASSIGNMENT OF THE RIGHTS UNDER THIS AGREEMENT

The Borrower hereby expressly grants its prior written consent, in accordance with Article 1435 of the Civil Code, to the assignment of this Agreement ("cesion de posicion contractual") by the Onshore Collateral Agent to any successor or assign of the Onshore Collateral Agent appointed by the Senior Lenders pursuant to the Master Security Agreement.

12.  SEVERABILITY

If any provision of this Agreement is or becomes invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal, enforceable but so as most nearly to retain the intent of the Parties. If such modification is not possible, such provision shall be severed from this Agreement. In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

13.  AMENDMENTS

Neither this Agreement nor any terms hereof may be amended, supplemented or modified other than pursuant to a written instrument executed by (i) the Borrower and (ii) the Onshore Collateral Agent.

Mr. Notary, please add the pertinent introduction and conclusion as required by law.

                                                               Lima, _____, 2005

SOCIEDAD MINERA CERRO VERDE S.A.A.


------------------------------
By:
Title:


CITIBANK DEL PERU S.A.


------------------------------
By:
Title:

                             EXHIBIT D - Form of cesion condicionada de derechos
                                                   for Domestic Sales Agreements

                                    Exhibit 1

                        Notice of Conditional Assignment

                                 Notarial Letter

Lima, [date]

Messrs.
[Name of Buyer]
[Address of Buyer]
Peru

Attention: [Name or title]

Ladies and gentlemen:

Reference is made to the [name of Domestic Sales Agreement] (the "Agreement"), dated _____, entered into by and between Sociedad Minera Cerro Verde S.A.A. as seller (the "Seller") and [name of Buyer] as buyer (the "Buyer" or "you").

Pursuant to Article 1215 of the Civil Code, the Seller hereby gives you notice that it has conditionally assigned in favor of [name of Onshore Collateral Agent] (together with its successors and assigns, the "Assignee"), for the benefit and on behalf of certain senior lenders of the Seller, all of its credit rights under the Agreement, which credit rights consist of the Seller's rights to receive any current and future payments, whether determined or to be determined, pursuant to the Agreement, including, but not limited to, price, interest, fees, penalties, compensations, indemnities and any other amount of money (collectively, the "Assigned Rights"). Such conditional assignment to the Assignee of the Assigned Rights shall become effective with respect to you upon your receipt of a notice of effectiveness from the Assignee, without the participation of the Seller, substantially in the form attached hereto as Annex A (the "Notice of Effectiveness"), whereupon and thereafter the indicated assignment of the Assigned Rights to the Assignee shall be in full force and effect vis-a-vis you.

You are hereby irrevocably instructed that, immediately upon your receipt hereof and at all times thereafter, all payments made by you to the Seller pursuant to the Agreement shall be made directly into account [number of Onshore Dollars Account] opened in the name of the Seller at [name of Depository Bank] or into such other account as designated by the Assignee and informed to you in writing on or after the date of delivery to you of the Notice of Effectiveness.

Pursuant to Article 1211 of the Civil Code, upon your receipt of the Notice of Effectiveness, the assignment of the Assigned Rights shall include the transmission to the Assignee of all of the privileges, guaranties and accessory rights that may exist in relation to such Assigned Rights.

Sincerely yours,

SOCIEDAD MINERA CERRO VERDE S.A.A.


------------------------------
By:
Title:

                                     Annex A

                           Notice of Effectiveness(1)

----------
(1)  Insert Notice of Effectiveness attached as Exhibit 2.

                                    Exhibit 2

                             Notice of Effectiveness

                                 Notarial Letter

Lima, [date]

Messrs.
[Name of Buyer]
[Address of Buyer]
Peru

Attention: [Name or title]

Ladies and gentlemen:

Reference is made to (i) the [name of Domestic Sales Agreement] (the "Agreement"), dated ________, entered into by and between Sociedad Minera Cerro Verde S.A.A. as seller (the "Seller") and [name of Buyer] as buyer (the "Buyer" or "you"), and (ii) the Seller's notarial letter (the "Notice of Conditional Assignment"), dated ________ and received by you on ________, whereby the Seller gave you notice pursuant to Article 1215 of the Civil Code that it had conditionally assigned in favor of the undersigned (together with its successors and assigns, the "Assignee"), for the benefit and on behalf of certain senior lenders of the Seller, all of its credit rights under the Agreement, which consist of the Seller's rights to receive any current and future payments, whether determined or to be determined, pursuant to the Agreement, including, but not limited to, price, interest, fees, penalties, compensations, indemnities and any other amount of money (the "Assigned Rights").

As stated by the Seller in the Notice of Conditional Assignment, such conditional assignment of the Assigned Rights to the Assignee shall become effective with respect to you upon your receipt of this notice (this "Notice of Effectiveness"), whereupon and thereafter the indicated assignment of the Assigned Rights to the Assignee shall be in full force and effect vis-a-vis you. In addition, as stated by the Seller in the Notice of Conditional Assignment, this Notice of Effectiveness is being sent to you without the participation of the Seller.

Therefore, upon your receipt of this Notice of Effectiveness all of the Assigned Rights shall be deemed assigned to the Assignee, for the benefit and on behalf of certain senior lenders of the Seller, whereupon and thereafter the indicated assignment of Assigned Rights to the Assignee shall be in full force and effect vis-a-vis you.

Pursuant to the Seller's irrevocable instruction to you in the Notice of Conditional Assignment, all payments made by you to the Seller pursuant to the Agreement shall [continue to be made directly into account [number of Onshore Dollars Account] opened in the name of the Seller at [name of Depository Bank] until the undersigned instructs you otherwise in writing] / [be made directly into account [number] opened in the name of ________ at [name of bank] beginning on the date of your receipt hereof].

According to Article 1211 of the Civil Code, upon your receipt of this notice, the assignment of the Assigned Rights shall include the transmission to the Assignee of all of the privileges, guaranties and accessory rights that may exist in relation to such Assigned Rights.

Sincerely yours,

[NAME OF ONSHORE COLLATERAL AGENT]


------------------------------
By:
Title:

                                    Exhibit 3

                        Domestic Buyer's Acknowledgement

                                 Notarial Letter

Lima, [date]

Messrs.
Sociedad Minera Cerro Verde S.A.A.
Asiento Minero Cerro Verde S/N
Uchumayo - Arequipa
Peru

Attention: General Manager

Ladies and gentlemen:

Reference is made to the [name of Domestic Sales Agreement] (the "Agreement"), dated _______, entered into by and between Sociedad Minera Cerro Verde S.A.A. as seller (the "Seller" or "you") and the undersigned as buyer (the "Buyer" or "we").

We hereby acknowledge, for purposes of Article 1215 of the Civil Code, that you have conditionally assigned in favor of [name of Onshore Collateral Agent] (together with its successors and assigns, the "Assignee"), for the benefit and on behalf of certain senior lenders of the Seller, all of your credit rights under the Agreement, which credit rights consist of your rights to receive any current and future payments, whether determined or to be determined, pursuant to the Agreement, including, but not limited to, price, interest, fees, penalties, compensations, indemnities and any other amount of money (the "Assigned Rights"). We also acknowledge that such conditional assignment of the Assigned Rights to the Assignee shall become effective with respect to the undersigned upon our receipt of a notice of effectiveness from the Assignee, without the participation of the Seller, substantially in the form attached hereto as Annex A (the "Notice of Effectiveness"), whereupon and thereafter the indicated assignment of the Assigned Rights to the Assignee shall be in full force and effect vis-a-vis the undersigned.

We further acknowledge that we have been irrevocably instructed by you that immediately upon the date hereof and at all times thereafter until instructed otherwise by the Assignee in writing after delivery of the Notice of Effectiveness, all payments made by the undersigned to you pursuant to the Agreement shall be made directly into account [number of Onshore Dollars Account] opened in your name at [name of Depository Bank].

We further acknowledge that, pursuant to Article 1211 of the Civil Code, upon our receipt of the Notice of Effectiveness, the assignment of the Assigned Rights shall include the transmission to the Assignee of all of the privileges, guaranties and accessory rights that may exist in relation to such Assigned Rights.

We hereby provide our express consent to the assignment of the Assigned Rights and, upon receipt by the undersigned of the Notice of Effectiveness, to continue to make all payments pursuant to the Agreement directly into account [number of Onshore Dollars Account] opened in the name of the Seller at [name of Depository Bank] until you instruct us otherwise in writing.

The Assignee may rely on our acknowledgements and consent herein.

Sincerely yours,

[NAME OF BUYER]


------------------------------
By:
Title:

                                     Annex A

                             Notice of Effectiveness

                                 Notarial Letter

Lima, [date]

Messrs.
[Name of Buyer]
[Address of Buyer]
Peru

Attention: [Name or title]

Ladies and gentlemen:

Reference is made to (i) the [name of Domestic Sales Agreement] (the "Agreement"), dated ________, entered into by and between Sociedad Minera Cerro Verde S.A.A. as seller (the "Seller") and [name of Buyer] as buyer (the "Buyer" or "you"), and (ii) your letter to the Seller (the "Acknowledgement Notice"), dated ________, whereby, among other things, you acknowledged and consented, for purposes of Article 1215 of the Civil Code, that the Seller had conditionally assigned in favor of the undersigned (together with its successors and assigns, the "Assignee"), for the benefit and on behalf of certain senior lenders of the Seller, all of its credit rights under the Agreement, which credit rights consist of the Seller's rights to receive any current and future payments, whether determined or to be determined, pursuant to the Agreement, including, but not limited to, price, interest, fees, penalties, compensations, indemnities and any other amount of money (the "Assigned Rights").

As you acknowledged and consented in the Acknowledgement Notice, such conditional assignment of the Assigned Rights to the Assignee shall become effective with respect to you upon your receipt of this notice (this "Notice of Effectiveness"), whereupon and thereafter the indicated assignment of the Assigned Rights to the Assignee shall be in full force and effect vis-a-vis you. As also acknowledged and consented by you in the Acknowledgement Notice, this Notice of Effectiveness is being sent to you without the participation of the Seller.

Therefore, upon your receipt of this Notice of Effectiveness, all of the Assigned Rights shall be deemed assigned to the Assignee, for the benefit and on behalf of certain senior lenders of the Seller, whereupon and thereafter the indicated assignment of Assigned Rights to the Assignee shall be in full force and effect vis-a-vis you.

Pursuant to the Acknowledgement Notice, you have acknowledged your receipt of the Seller's irrevocable instruction that all payments made by you to the Seller pursuant to the Agreement shall continue to be made directly into account [number of Onshore Dollars Account] opened in the name of the Seller at [name of Depository Bank] until the undersigned instructs you otherwise in writing.

Pursuant to Article 1211 of the Civil Code, upon your receipt of this Notice of Effectiveness, the assignment of the Assigned Rights shall include the transmission to the Assignee of all of the privileges, guaranties and accessory rights that may exist in relation to such Assigned Rights.

Sincerely yours,

[NAME OF ONSHORE COLLATERAL AGENT]


------------------------------
By:
Title:

                                                                     EXHIBIT E-1

                        Notice of Conditional Assignment

                                 Notarial Letter

Lima, [date]

Messrs.
[Name of Buyer]
[Address of Buyer]
Peru

Attention: [Name or title]

Ladies and gentlemen:

Reference is made to the [name of Domestic Sales Agreement] (the "Agreement"), dated _______, entered into by and between Sociedad Minera Cerro Verde S.A.A. as seller (the "Seller") and [name of Buyer] as buyer (the "Buyer" or "you").

Pursuant to Article 1215 of the Civil Code, the Seller hereby gives you notice that it has conditionally assigned in favor of [name of Onshore Collateral Agent] (together with its successors and assigns, the "Assignee"), for the benefit and on behalf of certain senior lenders of the Seller, all of its credit rights under the Agreement, which credit rights consist of the Seller's rights to receive any current and future payments, whether determined or to be determined, pursuant to the Agreement, including, but not limited to, price, interest, fees, penalties, compensations, indemnities and any other amount of money (collectively, the "Assigned Rights"). Such conditional assignment to the Assignee of the Assigned Rights shall become effective with respect to you upon your receipt of a notice of effectiveness from the Assignee, without the participation of the Seller, substantially in the form attached hereto as Annex A (the "Notice of Effectiveness"), whereupon and thereafter the indicated assignment of the Assigned Rights to the Assignee shall be in full force and effect vis-a-vis you.

You are hereby irrevocably instructed that, immediately upon your receipt hereof and at all times thereafter, all payments made by you to the Seller pursuant to the Agreement shall be made directly into account [number of Onshore Dollars Account] opened in the name of the Seller at [name of Depository Bank] or into such other account as designated by the Assignee and informed to you in writing on or after the date of delivery to you of the Notice of Effectiveness.

Pursuant to Article 1211 of the Civil Code, upon your receipt of the Notice of Effectiveness, the assignment of the Assigned Rights shall include the transmission to the Assignee of all of the privileges, guaranties and accessory rights that may exist in relation to such Assigned Rights.

Sincerely yours,

SOCIEDAD MINERA CERRO VERDE S.A.A.


------------------------------
By:
Title:

                                     ANNEX A

                             Notice of Effectiveness

                                 Notarial Letter

Lima, [date]

Messrs.
[Name of Buyer]
[Address of Buyer]
Peru

Attention: [Name or title]

Ladies and gentlemen:

Reference is made to (i) the [name of Domestic Sales Agreement] (the "Agreement"), dated ________, entered into by and between Sociedad Minera Cerro Verde S.A.A. as seller (the "Seller") and [name of Buyer] as buyer (the "Buyer" or "you"), and (ii) the Seller's notarial letter (the "Notice of Conditional Assignment"), dated ________ and received by you on ________, whereby the Seller gave you notice pursuant to Article 1215 of the Civil Code that it had conditionally assigned in favor of the undersigned (together with its successors and assigns, the "Assignee"), for the benefit and on behalf of certain senior lenders of the Seller, all of its credit rights under the Agreement, which consist of the Seller's rights to receive any current and future payments, whether determined or to be determined, pursuant to the Agreement, including, but not limited to, price, interest, fees, penalties, compensations, indemnities and any other amount of money (the "Assigned Rights").

As stated by the Seller in the Notice of Conditional Assignment, such conditional assignment of the Assigned Rights to the Assignee shall become effective with respect to you upon your receipt of this notice (this "Notice of Effectiveness"), whereupon and thereafter the indicated assignment of the Assigned Rights to the Assignee shall be in full force and effect vis-a-vis you. In addition, as stated by the Seller in the Notice of Conditional Assignment, this Notice of Effectiveness is being sent to you without the participation of the Seller.

Therefore, upon your receipt of this Notice of Effectiveness all of the Assigned Rights shall be deemed assigned to the Assignee, for the benefit and on behalf of certain senior lenders of the Seller, whereupon and thereafter the indicated assignment of Assigned Rights to the Assignee shall be in full force and effect vis-a-vis you.

Pursuant to the Seller's irrevocable instruction to you in the Notice of Conditional Assignment, all payments made by you to the Seller pursuant to the Agreement shall [continue to be made directly into account [number of Onshore Dollars Account] opened in the name of the Seller at [name of Depository Bank] until the undersigned instructs you otherwise in writing] / [be made directly into account [number] opened in the name of ________ at [name of bank] beginning on the date of your receipt hereof].

According to Article 1211 of the Civil Code, upon your receipt of this notice, the assignment of the Assigned Rights shall include the transmission to the Assignee of all of the privileges, guaranties and accessory rights that may exist in relation to such Assigned Rights.

Sincerely yours,

[NAME OF ONSHORE COLLATERAL AGENT]


------------------------------
By:
Title:

                                                                     EXHIBIT E-2

                        Domestic Buyer's Acknowledgement

                                 Notarial Letter

Lima, [date]

Messrs.
Sociedad Minera Cerro Verde S.A.A.
Asiento Minero Cerro Verde S/N
Uchumayo - Arequipa
Peru

Attention: General Manager

Ladies and gentlemen:

Reference is made to the [name of Domestic Sales Agreement] (the "Agreement"), dated ________, entered into by and between Sociedad Minera Cerro Verde S.A.A. as seller (the "Seller" or "you") and the undersigned as buyer (the "Buyer" or "we").

We hereby acknowledge, for purposes of Article 1215 of the Civil Code, that you have conditionally assigned in favor of [name of Onshore Collateral Agent] (together with its successors and assigns, the "Assignee"), for the benefit and on behalf of certain senior lenders of the Seller, all of your credit rights under the Agreement, which credit rights consist of your rights to receive any current and future payments, whether determined or to be determined, pursuant to the Agreement, including, but not limited to, price, interest, fees, penalties, compensations, indemnities and any other amount of money (the "Assigned Rights"). We also acknowledge that such conditional assignment of the Assigned Rights to the Assignee shall become effective with respect to the undersigned upon our receipt of a notice of effectiveness from the Assignee, without the participation of the Seller, substantially in the form attached hereto as Annex A (the "Notice of Effectiveness"), whereupon and thereafter the indicated assignment of the Assigned Rights to the Assignee shall be in full force and effect vis-a-vis the undersigned.

We further acknowledge that we have been irrevocably instructed by you that immediately upon the date hereof and at all times thereafter until instructed otherwise by the Assignee in writing after delivery of the Notice of Effectiveness, all payments made by the undersigned to you pursuant to the Agreement shall be made directly into account [number of Onshore Dollars Account] opened in your name at [name of Depository Bank].

We further acknowledge that, pursuant to Article 1211 of the Civil Code, upon our receipt of the Notice of Effectiveness, the assignment of the Assigned Rights shall include the transmission to the Assignee of all of the privileges, guaranties and accessory rights that may exist in relation to such Assigned Rights.

We hereby provide our express consent to the assignment of the Assigned Rights and, upon receipt by the undersigned of the Notice of Effectiveness, to continue to make all payments pursuant to the Agreement directly into account [number of Onshore Dollars Account] opened in the name of the Seller at [name of Depository Bank] until you instruct us otherwise in writing.

The Assignee may rely on our acknowledgements and consent herein.

Sincerely yours,

[NAME OF BUYER]


------------------------------
By:
Title:

                                     ANNEX A

                             NOTICE OF EFFECTIVENESS

                                 Notarial Letter

Lima, [date]

Messrs.
[Name of Buyer]
[Address of Buyer]
Peru

Attention: [Name or title]

Ladies and gentlemen:

Reference is made to (i) the [name of Domestic Sales Agreement] (the "Agreement"), dated ________, entered into by and between Sociedad Minera Cerro Verde S.A.A. as seller (the "Seller") and [name of Buyer] as buyer (the "Buyer" or "you"), and (ii) your letter to the Seller (the "Acknowledgement Notice"), dated ________, whereby, among other things, you acknowledged and consented, for purposes of Article 1215 of the Civil Code, that the Seller had conditionally assigned in favor of the undersigned (together with its successors and assigns, the "Assignee"), for the benefit and on behalf of certain senior lenders of the Seller, all of its credit rights under the Agreement, which credit rights consist of the Seller's rights to receive any current and future payments, whether determined or to be determined, pursuant to the Agreement, including, but not limited to, price, interest, fees, penalties, compensations, indemnities and any other amount of money (the "Assigned Rights").

As you acknowledged and consented in the Acknowledgement Notice, such conditional assignment of the Assigned Rights to the Assignee shall become effective with respect to you upon your receipt of this notice (this "Notice of Effectiveness"), whereupon and thereafter the indicated assignment of the Assigned Rights to the Assignee shall be in full force and effect vis-a-vis you. As also acknowledged and consented by you in the Acknowledgement Notice, this Notice of Effectiveness is being sent to you without the participation of the Seller.

Therefore, upon your receipt of this Notice of Effectiveness, all of the Assigned Rights shall be deemed assigned to the Assignee, for the benefit and on behalf of certain senior lenders of the

Seller, whereupon and thereafter the indicated assignment of Assigned Rights to the Assignee shall be in full force and effect vis-a-vis you.

Pursuant to the Acknowledgement Notice, you have acknowledged your receipt of the Seller's irrevocable instruction that all payments made by you to the Seller pursuant to the Agreement shall continue to be made directly into account [number of Onshore Dollars Account] opened in the name of the Seller at [name of Depository Bank] until the undersigned instructs you otherwise in writing.

Pursuant to Article 1211 of the Civil Code, upon your receipt of this Notice of Effectiveness, the assignment of the Assigned Rights shall include the transmission to the Assignee of all of the privileges, guaranties and accessory rights that may exist in relation to such Assigned Rights.

Sincerely yours,

[NAME OF ONSHORE COLLATERAL AGENT]


------------------------------
By:
Title:

                                                                     EXHIBIT E-3

                          Non-Domestic Buyer's Consent

[date]

Sociedad Minera Cerro Verde S.A.A.
Asiento Minero Cerro Verde S/N
Uchumayo - Arequipa
Peru
Attention: General Manager

Ladies and gentlemen:

Reference is made to the [name of Non-Domestic Sales Agreement] (the "Agreement"), dated [____], entered into by and between Sociedad Minera Cerro Verde S.A.A. as seller (the "Seller" or "you") and the undersigned as buyer (the "Buyer" or "we").

We hereby acknowledge, that you have conditionally assigned in favor of [name of Offshore Collateral Agent] (together with its successors and assigns, the "Assignee"), for the benefit and on behalf of certain senior lenders of the Seller, all of your credit rights under the Agreement, which credit rights consist of your rights to receive any current and future payments, whether determined or to be determined, pursuant to the Agreement, including, but not limited to, price, interest, fees, penalties, compensations, indemnities and any other amount of money.

We further acknowledge that we have been irrevocably instructed by you that immediately upon the date hereof and at all times thereafter, all payments made by the undersigned to you pursuant to the Agreement shall be made directly into account [number of Offshore Account] opened in your name at [name of Depository Bank].

The Assignee may rely on our acknowledgements herein.

Sincerely yours,

[NAME OF BUYER]


-----------------------------
By:
Title:

                                   EXHIBIT F - Form of Contrato de Cuenta Escrow
                                                            for Onshore Accounts

                          ESCROW ACCOUNTS AGREEMENT(1)

     This Escrow Accounts Agreement (this "Agreement"), dated as of _______, 2005, is entered into by and among:

(1) BANCO DE CREDITO DEL PERU, a bank incorporated and existing under the laws of Peru, with Taxpayer Registry No. _______, duly represented by _______, identified with ________ No. _______, as per power of attorney registered in Entry Card _______ of File No. 11009127 of the Public Registry of Companies for Lima (the "Escrow Agent");

(2) SOCIEDAD MINERA CERRO VERDE S.A.A., a company incorporated and existing under the laws of Peru, with Taxpayer Registry No. 20170072465, duly represented by _______, identified with _______ No. ________, as per power of attorney registered in Entry Card _______ of File No. ________ of the Public Registry of Companies for Lima (the "Borrower"); and

(3) CITIBANK DEL PERU S.A., a bank incorporated and existing under the laws of Peru, with Taxpayer Registry No. ________, duly represented by _________, identified with ________ No. ________, as per power of attorney registered in Entry Card _________ of File No. _________ of the Public Registry of Companies for Lima (together with its successors and assigns, the "Onshore Collateral Agent").

                                   WITNESSETH:

     WHEREAS, in accordance with the Ley General del Sistema Financiero y del Sistema de Seguros y Organica de la Superintendencia de Banca y Seguros, Law No. 26702 (the "Banking Law"), the Escrow Agent is authorized to enter into all operations permitted to banking institutions by the Banking Law, including those contemplated by this Agreement;

     WHEREAS, the Borrower owns the Cerro Verde copper mine, including a copper leaching and solution extraction/electrowinning (SX/EW) operation, located in the Districts of Uchumayo and Yarabamba, Province of Arequipa, Peru;

     WHEREAS, the board of directors of the Borrower has approved the development of a primary sulfide ore body beneath the oxide ore body currently in production (the "Sulfide Project"), for which purposes the Borrower intends to obtain financing in an approximate amount of Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00);

     WHEREAS, the Borrower has entered into a Master Participation Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers and the Administrative Agent in order to set forth the general financing arrangement for the Sulfide Project;

----------
(1) A similar agreement will be entered into with Citibank del Peru S.A., as Escrow Agent, with respect to the Onshore Accounts opened with Citibank del Peru S.A.

     WHEREAS, the Borrower has entered into: (i) the JBIC Loan Agreement with JBIC; (ii) the KfW Loan Agreement with KfW; and (iii) the Commercial Banks Loan Agreement with the Commercial Banks, which establish the commitment to lend to the Borrower undertaken by each of these financial institutions in accordance with the Master Participation Agreement;

     WHEREAS, the Borrower intends to issue the Peruvian Bonds in the Peruvian market through a bond program in order to complete the financing that it requires for the development of the Sulfide Project; and

     WHEREAS, the Borrower has entered into a Master Security Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers, the Administrative Agent, the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent to set forth, among other things, the terms of the security interests to be granted by the Borrower in favor of the Onshore Collateral Agent, who acts for the benefit and on behalf of the Secured Parties, to secure the timely and full payment or prepayment of the Secured Obligations. The Senior Lenders have appointed Citibank del Peru S.A. as Onshore Collateral Agent in the Master Security Agreement. The intent of the parties to the Master Security Agreement is that, prior to the first issuance of the Peruvian Bonds, the Common Representative will enter into a New Party Accession Agreement and thereupon the Peruvian Bondholders acting through the Common Representative will, collectively, have all of the rights and obligations of a Senior Lender under the Master Security Agreement, including, without limitation, the right of the Common Representative, on behalf of the Peruvian Bondholders, to benefit as a Senior Lender from the security to be granted by the Borrower to the Secured Parties pursuant to the Master Security Agreement and the other Security Documents, including, without limitation, the rights granted under this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereby agree as follows:

     1. Definitions. Unless the context shall otherwise require, or unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned to them in Schedule Z to the Master Security Agreement which is incorporated herein by reference.

     2. Deposit. In accordance with the Master Security Agreement the Borrower has opened in its name at Banco de Credito del Peru (i) an Operating Onshore Dollars Account (account number _________) (the "Operating Onshore Dollars Account") into which amounts shall be deposited in accordance with Section 4.12(a) of the Master Security Agreement and from which amounts shall be withdrawn in accordance with Section 4.12(b) of the Master Security Agreement and this Agreement, and (ii) an Operating Onshore Nuevo Soles Account (account number __________) (the "Operating Onshore Nuevo Soles Account" and, collectively with the Operating Onshore Dollars Account, the "Accounts") into which amounts shall be deposited in accordance with Section 4.14(a) of the Master Security Agreement and from which amounts shall be withdrawn in accordance with Section 4.14(b) of the Master Security Agreement and this Agreement. The amounts deposited from time to time and on deposit in the Accounts, together with all interest earned thereon pursuant to this Agreement, are hereinafter referred to as the "Escrowed Portion".

          In executing this Agreement, the Escrow Agent agrees to hold and distribute the Escrowed Portion pursuant to the terms herein indicated.

     3. Use of the Escrowed Portion. The Escrow Agent shall hold the Escrowed Portion in escrow pending instruction from the Borrower or the Onshore Collateral Agent, as the case may be, as provided herein and shall not dispose of any part of the Escrowed Portion other than as provided herein.

     4. Distribution of the Escrowed Portion. The Escrow Agent shall distribute the Escrowed Portion as follows:

          (a) Prior to receipt by the Escrow Agent of an Exclusivity Instruction Notice (as defined below), the Escrow Agent shall withdraw, transfer, apply, invest, reinvest or otherwise deal with the Escrowed Portion solely in accordance with the Borrower's instructions.

          (b) Following the Escrow Agent's receipt of a written notice from the Onshore Collateral Agent, substantially in the form attached hereto as Exhibit 1, notifying the Escrow Agent that the Escrow Agent shall only follow written instructions from the Onshore Collateral Agent with respect to the Escrowed Portion (an "Exclusivity Instruction Notice"), and until the Escrow Agent has received an Exclusivity Cessation Notice (as defined below), the Escrow Agent shall withdraw, transfer, apply, invest, reinvest or otherwise deal with the Escrowed Portion solely in accordance with written instructions executed by the Onshore Collateral Agent.

          (c) Following the Escrow Agent's receipt of a written notice from the Onshore Collateral Agent, substantially in the form attached hereto as Exhibit 2, notifying the Escrow Agent that the Escrow Agent may accept instructions from the Borrower with respect to the Escrowed Portion (an "Exclusivity Cessation Notice"), and until the Escrow Agent has received a new Exclusivity Instruction Notice, the Escrow Agent shall withdraw, transfer, apply, invest, reinvest or otherwise deal with the Escrowed Portion solely in accordance with the Borrower's instructions.

     5. Liability of the Escrow Agent. The duties and obligations of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement, and the Escrow Agent shall be under no obligation to refer to any other documents between or among the parties related in any way to this Agreement, it being specifically understood that the following provisions are accepted by all of the parties hereto:

          (a) The Escrow Agent shall not be liable to anyone whomsoever by reason of any error of judgment or for any act done or step taken or omitted by it, or for any mistake of fact or law or anything which it may do or refrain from doing in connection herewith unless caused by or arising out of its own gross negligence or wilful misconduct. The Borrower shall indemnify and hold the Escrow Agent harmless from and against any and all liability and expense which may arise out of any action taken or omitted by the Escrow Agent in accordance with this

Agreement, except such liability and expense as may result from the gross negligence or wilful misconduct of the Escrow Agent.

          (b) The Escrow Agent shall be entitled to rely on, and shall be protected in acting in reliance upon, any instructions or directions furnished to it in writing executed by either the Borrower or the Onshore Collateral Agent pursuant to this Agreement and shall be entitled to treat as genuine, and as the document it purports to be, any letter, check, paper, instruction or other document furnished to it by either the Borrower or the Onshore Collateral Agent as the case may be, and believed in good faith by the Escrow Agent to be genuine and to have been executed and presented by the proper party or parties. The Escrow Agent shall be entitled to treat Citibank del Peru S.A. (and any successor and assign of the Onshore Collateral Agent) as the Onshore Collateral Agent unless and until the Escrow Agent is notified by the Borrower and the Onshore Collateral Agent that a successor or assign of the Onshore Collateral Agent has been designated in accordance with the Master Security Agreement.

          (c) The Escrow Agent may resign at any time by providing written notice thereof to the other parties hereto. Such resignation shall become effective when a successor or assign of the Escrow Agent shall have been designated by the Borrower and the Onshore Collateral Agent and shall have accepted such designation in writing. If no successor or assign of the Escrow Agent shall have been so designated and shall have accepted such designation within 30 days after the date fixed for such resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor. Such court may thereupon, after such notice, if any, as it may prescribe, appoint a successor. Any court-appointed successor Escrow Agent shall automatically be replaced by a successor Escrow Agent subsequently appointed by the Borrower and the Onshore Collateral Agent pursuant to this Section 5(c). Any successor Escrow Agent appointed pursuant to this Section 5(c) shall be a bank organized under the laws of Peru having its principal corporate office in Lima [FOR BCP AGREEMENT ONLY: and at least 2 bank offices in the city of Arequipa]. Upon the acceptance of a designation hereunder, the successor or assign of the Escrow Agent shall thereupon succeed to and be vested with all of the rights, powers, privileges and duties of the Escrow Agent, and the retiring Escrow Agent shall be discharged from any further duties and obligations as Escrow Agent under this Agreement upon delivery to such successor or assign of the Escrow Agent of the then balance of the Escrowed Portion.

          (d) The Borrower and the Onshore Collateral Agent may replace the Escrow Agent at any time by written notice to the Escrow Agent, provided that the consent of the Borrower shall not be required upon a Borrower Event of Default and while it is Continuing. Such replacement shall become effective when a successor or assign of the Escrow Agent shall have been designated by the Borrower and the Onshore Collateral Agent and shall have accepted such designation in writing and when any and all fees payable by the Borrower to the Escrow Agent hereunder shall have been paid in full. The Escrow Agent shall cooperate and lend all reasonable assistance to ensure a smooth transition for the successor or assign of the Escrow Agent and shall deliver to such successor or assign of the Escrow Agent the then balance of the Escrowed Portion.

     6. Required Documentation and Information. The Borrower and the Onshore Collateral Agent shall deliver to the Escrow Agent a list of their authorized signatories for any notice, certificate, instrument, check, demand, request, direction, instruction, waiver, receipt, consent or other document or communication to be furnished to the Escrow Agent hereunder, and the Escrow Agent shall be entitled to rely on such list until a new or amended list is furnished in writing by the Borrower or the Onshore Collateral Agent, as applicable.

     7. Compensation of the Escrow Agent. The Escrow Agent shall not be entitled to receive separate compensation for its services hereunder.

     8. Termination of the Agreement and Disposal Balance of the Escrow Portion. This Agreement shall terminate (i) prior to the occurrence of the Closing Date and prior to the issuance of any Peruvian Bonds, the Borrower terminates and reduces all Commitments to zero, or (ii) the earlier of (A) all Secured Obligations have been paid or prepaid in full, and (B) so long as the Senior Facility Loans Obligations have been paid or prepaid in full, the Borrower, with the consent of the Onshore Collateral Agent, seeks to terminate this Agreement as contemplated in Section 7.03 of the Peruvian Bonds Indenture. Such termination shall be effected by means of joint written notification to be sent by the Borrower and the Onshore Collateral Agent to the Escrow Agent indicating that this Agreement shall be terminated. The Onshore Collateral Agent undertakes to make such notification immediately upon the request of the Borrower, so long as one of the conditions to the termination of this Agreement is satisfied. Upon a termination of this Agreement, the outstanding balance of the Escrowed Portion shall be released from escrow and distributed solely in accordance with instructions from the Borrower.

     9. Notices. Any notice or other communication required or permitted hereunder shall be deemed given upon delivery if delivered personally, or three calendar days after mailing if sent by a national courier service if such courier provides evidence of receipt; or the next Peruvian Business Day if sent by facsimile and confirmed by mail as follows:

     (a)  If to the Borrower, at:

          Sociedad Minera Cerro Verde S.A.A.
          Asiento Minero Cerro Verde S/N
          Uchumayo - Arequipa, Casilla Postal 299
          Peru
          Shipping: Av. Alfonso Ugarte 304
          Cercado - Arequipa
          Peru
          Attention: General Manager
          Facsimile: (51-54) 283-376
          with a copy to:

          Phelps Dodge Corporation
          One N. Central Avenue
          Phoenix, Arizona 85004
          United States of America
          Attention: ________
          Facsimile: ________

     (B)  If to the Onshore Collateral Agent, at:

          Citibank del Peru S.A.
          Av. Canaval y Moreyra 480, 3rd floor
          San Isidro, Lima
          Peru
          Attention: Raul Denegri G., Assistant Manager
          Facsimile: (51-1) 221-5040

     (C)  If to the Escrow Agent, at:

          Banco de Credito del Peru
          Calle Centenario 156, Urb. Las Laderas de Melgarejo
          La Molina, Lima 13
          Peru
          Attention: Servicio de Custodia, Fideicomisos y Registro de Acciones
          Facsimile: ________

or to such other addresses as the Borrower, the Onshore Collateral Agent or the Escrow Agent, as the case may be, shall designate in writing to the other parties with at least fifteen calendar days prior notice.

     10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of Peru.

     11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same document.

     12. Assignment. The Escrow Agent and the Borrower hereby expressly grants their respective prior written consent, in accordance with Article 1435 of the Civil Code, to the assignment of this Agreement ("cesion de posicion contractual") by the Onshore Collateral Agent to any successor or assign of the Onshore Collateral Agent appointed by the Senior Lenders pursuant to the Master Security Agreement. Except as permitted by Sections 5(c) and 5(d) and this
Section 12, this Agreement and the rights or obligations of the Escrow Agent hereunder may not be assigned to or assumed by any other person, either in whole or in part, without the prior written consent of the Borrower and the Onshore Collateral Agent.

     13. Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

     14. Section Headings. The section headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

     15. Jurisdiction. All the discords or controversies that could be derived of this Agreement, included those that refer to its nullity, disability, effectiveness, enforcement or interpretation, shall be resolved before the judges of the judicial district of Lima - Cercado; provided that the Borrower and the Onshore Collateral Agent agree that any disputes arising out of or in connection with the terms of the Master Security Agreement shall not be resolved as set forth in this Section 15 but shall be resolved pursuant to the terms of the Master Security Agreement.

     16. Amendments. Neither this Agreement nor any terms hereof may be amended, supplemented or modified other than pursuant to a written instrument executed by
(i) the Escrow Agent, (ii) the Borrower and (iii) the Onshore Collateral Agent.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BANCO DE CREDITO DEL PERU


-----------------------------
By:
Title:


SOCIEDAD MINERA CERRO VERDE S.A.A.


-----------------------------
By:
Title:


CITIBANK DEL PERU S.A.


-----------------------------
By:
Title:

                                    Exhibit 1

                         Exclusivity Instruction Notice

Lima, [date]

Messrs.
Banco de Credito del Peru
[Address of Escrow Agent]
Peru

Attention: [Name or title]

Ladies and gentlemen:

Reference is made to the Escrow Accounts Agreement (the "Agreement"), dated ________, entered into by and among Banco de Credito del Peru (the "Escrow Agent"), Sociedad Minera Cerro Verde S.A.A. (the "Borrower") and Citibank del Peru S.A. (the "Onshore Collateral Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned to them in the Agreement.

Pursuant to Section 4(b) of the Agreement, we hereby give you notice that beginning immediately upon your receipt hereof, and until you receive an Exclusivity Cessation Notice, you shall withdraw, transfer, apply, invest, reinvest or otherwise deal with the Escrowed Portion solely in accordance with written instructions executed by the undersigned. For the avoidance of doubt, this notice constitutes an Exclusivity Instruction Notice.

Sincerely yours,

CITIBANK DEL PERU S.A.


-----------------------------
By:
Title:

                                    Exhibit 2

                          Exclusivity Cessation Notice

Lima, [date]

Messrs.
Banco de Credito del Peru
[Address of Escrow Agent]
Peru

Attention: [Name or title]

Ladies and gentlemen:

Reference is made to (i) the Escrow Accounts Agreement (the "Agreement"), dated ________, entered into by and among Banco de Credito del Peru (the "Escrow Agent"), Sociedad Minera Cerro Verde S.A.A. (the "Borrower") and Citibank del Peru S.A. (the "Onshore Collateral Agent"), and (ii) our Exclusivity Instruction Notice dated ________ and received by you on ________. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned to them in the Agreement.

Pursuant to Section 4(c) of the Agreement, we hereby give you notice that beginning immediately upon your receipt hereof, and until you receive a new Exclusivity Instruction Notice, you shall withdraw, transfer, apply, invest, reinvest or otherwise deal with the Escrowed Portion solely in accordance with the Borrower's instructions. For the avoidance of doubt, this notice constitutes an Exclusivity Cessation Notice.

Sincerely yours,

CITIBANK DEL PERU S.A.


-----------------------------
By:
Title:

                                      EXHIBIT G - Form of prenda for SMCV Shares

TO THE NOTARY PUBLIC:

Kindly issue in your Registry of Public Deeds one for this SHARE PLEDGE AGREEMENT (the "Agreement") entered into by and among:

(1) SMM CERRO VERDE NETHERLANDS B.V., a company organized under the laws of the Netherlands, having its registered office at ____________, duly represented by ___________________ ("Sumitomo");

(2) COMPANIA DE MINAS BUENAVENTURA S.A.A., a company organized under the laws of Peru having its registered office at ____________, duly represented by ___________________ ("BVN");

(3) CYPRUS CLIMAX METALS COMPANY, a company organized under the laws of ________ having its registered office at ____________, duly represented by
     ___________________ ("Cyprus", and together with Sumitomo and BVN, the "Shareholders"); and

(4) CITIBANK DEL PERU S.A., a bank incorporated and existing under the laws of Peru, with Taxpayer Registry No. ________, duly represented by ___________________, identified with ________ No. ________, as per the power of attorney registered in Entry Card ________ of File _____ of the Public Registry of Companies for Lima (together with its successors and assigns, the "Onshore Collateral Agent").

This instrument is executed under the terms and conditions stated below:

1.   PREAMBLE

1.1 The Shareholders are the major shareholders of Sociedad Minera Cerro Verde S.A.A. (the "Borrower"), jointly representing approximately 92.78% of the outstanding voting stock of the Borrower.

1.2 Sumitomo owns 73,511,763 SMCV Shares, BVN owns 63,833,717 SMCV Shares and Cyprus owns 187,500,306 SMCV Shares (collectively, the "Original Pledged Shares").

1.3 The Borrower has legal title over certain mining concessions granted by the pertinent Peruvian Governmental Authorities for the operation of the Cerro Verde copper mine, including a copper leaching and solution extraction/electrowinning (SX/EW) operation, located in the Districts of Uchumayo and Yarabamba, Province of Arequipa, Peru.

1.4 The board of directors of the Borrower has approved the development of a primary sulfide ore body beneath the oxide ore body currently in production (the "Sulfide Project"), for which purposes the Borrower intends to obtain financing in an approximate amount of Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00);

1.5 The Borrower is entering into a Master Participation Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers and the Administrative Agent in order to set forth the general financing arrangement for the Sulfide Project.

1.6 The Borrower has entered into: (i) the JBIC Loan Agreement with JBIC; (ii) the KfW Loan Agreement with KfW; and (iii) the Commercial Banks Loan Agreement with the Commercial Banks, which establish the commitment to lend to the Borrower undertaken by each of these financial institutions in accordance with the Master Participation Agreement.

1.7 The Borrower intends to issue the Peruvian Bonds in the Peruvian market through a bond program in order to complete the financing that it requires for the development of the Sulfide Project.

1.8 The Borrower has entered into a Master Security Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers, the Administrative Agent, the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent in order to set forth, among other things, the terms of the security interests to be granted by the Borrower and the Shareholders, as the case may be, in favor of the Onshore Collateral Agent, who acts for the benefit and on behalf of the Secured Parties, to secure the timely and full payment or prepayment of the Secured Obligations. The Senior Lenders have appointed Citibank del Peru S.A. as Onshore Collateral Agent in the Master Security Agreement. The intent of the parties to the Master Security Agreement is that, prior to the first issuance of the Peruvian Bonds, the Common Representative will enter into a New Party Accession Agreement and thereupon the Peruvian Bondholders acting through the Common Representative will, collectively, have all of the rights and obligations of a Senior Lender under the Master Security Agreement, including, without limitation, the right of the Common Representative, on behalf of the Peruvian Bondholders, to benefit as a Senior Lender from the security to be granted by the Borrower and the Shareholders, as the case may be, to the Secured Parties pursuant to the Master Security Agreement and the other Security Documents, including, without limitation, the security interest created by this Agreement.

1.9 Pursuant to the Master Security Agreement, the Borrower has agreed to cause the Shareholders to, on or prior to the Closing Date, create in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, as security for the Secured Obligations, a first priority pledge of the Pledged Shares (as defined herein).

2.   INTERPRETATION

2.1 The Exhibit hereto forms part of this Agreement and shall have the same force and effect as if set out in the body of this Agreement and any reference to this Agreement shall include the Exhibit hereto.

2.2 Unless the context shall otherwise require, or unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned to them in Schedule Z to the Master Security Agreement which is incorporated herein by reference. In addition, for the exclusive purpose of this Agreement, the following capitalized words and expressions shall have the meanings set forth below:

          "Agreement": means this Share Pledge Agreement.

          "Business Day": means a day (other than a Saturday or a Sunday) on which banks are open for business in Lima, Peru.

          "CAVALI": means CAVALI ICLV S.A.

          "Certificates": means the share certificates issued by the Borrower which represent such Originally Pledged Shares and Newly Issued Pledged Shares, if any, which are registered in the Share Registry (as opposed to registered in electronic form with CAVALI).

          "Civil Code": means the Civil Code approved by Legislative Decree 295, as amended.

          "Code of Civil Procedure": means the General Revised Text of the Code of Civil Procedure approved by Legislative Decree 768, as amended.

          "Commercial Instruments Law": means the Commercial Instruments Law approved by Law 27287, as amended.

          "Corporations General Law": means the Corporations General Law approved by Law 26887, as amended.

          "Guaranty": means the Pledged Shares and any right pertaining thereto as provided for in this Agreement.

          "Lien's Amount": has the meaning set forth in Section 4.1.

          "Newly Issued Pledged Shares": has the meaning set forth in Section
     3.1.

          "Original Pledged Shares": has the meaning set forth in Section 1.2.

          "Parties": means the parties to this Agreement; and "Party" means any one of them.

          "Pledged Shares": has the meaning set forth in Section 3.1.

          "Share Registry": means the share registry of the Borrower.

          "SMCV Shares": the shares of the Borrower held by or on behalf of the Shareholders at any time.

3.   CREATION OF THE PLEDGE

3.1 Pursuant to Article 1055 et. seq. of the Civil Code, Article 109 of the Corporations General Law and Article 63 of the Commercial Instruments Law, as security for the payment or prepayment in full of the Secured Obligations, the Shareholders hereby grant in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, a first priority pledge in all of Shareholders' right, title and interest in, to and under: (i) the Original Pledged Shares and (ii) any and all additional SMCV Shares issued by the Borrower or acquired by the Shareholders, in either case beginning on the date of this Agreement and until this Agreement is terminated pursuant to Section 6.2, as a consequence of the re-expression of accounts of the Borrower, the capitalization of earnings obtained by the Borrower and/or any other reason (the "Newly Issued Pledged Shares"), provided that the Newly Issued Pledged Shares shall be automatically incorporated into the first priority pledge created by this Agreement upon their acquisition by the Shareholders (as described in Section 5.3). For the purpose of this Agreement and its amendments, the Original Pledged Shares, collectively with the Newly Issued Pledged Shares, are defined as the "Pledged Shares".

3.2 This pledge secures the Secured Obligations of the Borrower with the Secured Parties on a pari passu basis. Accordingly, all Secured Parties shall share on the security interest created herein as well as on any and all proceeds resulting from the enforcement thereof as contemplated in
     Section 10.

3.3 The Onshore Collateral Agent shall be the only Party entitled to exercise any and all rights and prerogatives hereunder, including, without limitation, any enforcement action, and shall exercise such rights and prerogatives solely in accordance with the provisions of this Agreement and the Master Security Agreement.

4.   LIEN'S AMOUNT

4.1 The Parties hereby agree that the amount of the lien created by this pledge is the total amount of the Secured Obligations, which principal amount is an amount not to exceed Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00), plus all applicable interest, expenses and fees as well as any and all costs and expenses ("costas y costos") in the event that the foreclosure of the Guaranty is necessary (the "Lien's Amount").

4.2  The Parties hereby agree that:

     (a) The total amount secured by this pledge shall include any amount which may be payable to the Secured Parties pursuant to Section 4.1; and

     (b) The Lien's Amount shall not limit in any manner the exercise by the Onshore Collateral Agent of its rights and/or remedies pursuant to the terms and conditions of this Agreement and the Master Security Agreement.

4.3 The Shareholders and the Onshore Collateral Agent may agree, from time to time, subject to the terms and conditions of the Master Security Agreement, to reduce the amount of this pledge in accordance with Articles 1083 and 1115 of the Civil Code, provided that the Lien's Amount resulting from such reduction fully covers its Secured Obligations. Accordingly, the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, subject to the terms and conditions of the Master Security Agreement, undertakes to sign any and all documents and public deeds that may be required to reflect such reduction promptly upon the agreement of the Shareholders and the Onshore Collateral Agent. The Shareholders hereby waive their respective right under Articles 1083 and 1116 of the Civil Code to request any judge for the reduction of the Lien's Amount.

4.4 The Shareholders hereby waive their respective right under Article 1073 of the Civil Code to request any judge for the substitution of this pledge.

5.   EXTENT OF THE PLEDGE

5.1 The first priority pledge created hereby extends to the Pledged Shares and all right, title and interest that may derive therefrom for the Shareholders, whether presently or in the future until this Agreement is terminated pursuant to Section 6.2.

5.2 The Parties hereby agree that each Shareholder shall have the unrestricted right to exercise any and all economic and/or political (i.e., voting) rights permitted by law and the Borrower's constituent documents and by-laws relating to holders of the Pledged Shares, including the right to vote and to receive cash or stock dividends until the instruction described in the first paragraph of Section 9.2 has been delivered, whereupon such rights of each Shareholder shall be transferred to and exercised by the Onshore Collateral Agent.

5.3 This first priority pledge shall extend to any and all Newly Issued Pledged Shares that the Shareholders may acquire in the future until this Agreement is terminated pursuant to Section 6.2, which such Newly Issued Pledged Shares shall be incorporated into the first priority pledge created hereunder upon their acquisition by the applicable Shareholder. For these purposes, the Shareholder hereby consents to (i) the automatic incorporation of any and all Newly Issued Pledged Shares into this first priority pledge in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, in accordance with the terms and conditions of this Agreement and (ii) to the registration of this first priority pledge with CAVALI and/or the Share Registry, as applicable, without the need or further consent or notice from the relevant Shareholder.

5.4 The first priority pledge created hereunder, including any and all amendments described herein, shall be registered with CAVALI and/or the Share Registry, as applicable. For these purposes, the Shareholders hereby undertake to cause the necessary documents to be filed for recordation before CAVALI and/or the Share Registry, as applicable, within ten (10) Business Days following the execution of the public deed resulting from this Agreement by all of the Parties and obtain the registration thereof in CAVALI and/or the Share Registry, as applicable, on or before the Closing Date.

5.5 The Shareholders agree to, on or before the Closing Date, deliver and endorse for guaranty purposes to and in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, the Certificates, if any, representing the Originally Pledged Shares. In accordance with numeral 5 of Article 100 of the Corporations General Law, the Certificates must bear the following annotation of the first priority pledge created hereunder:

          "In accordance with numeral 5 of Article 100 of the Corporations General Law, the shares represented by this certificate are pledged in favor of Citibank del Peru S.A., as Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, in the terms and conditions set forth in the public deed of Share Pledge Agreement, executed on ________ before Notary Public ________".

     The Shareholders further agree to, within ten (10) Business Days following the issuance by the Borrower or acquisition by any of the Shareholders of Newly Issued Pledged Shares, deliver and endorse for guaranty purposes to and in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, the Certificates, if any, representing such Newly Issued Pledged Shares. In accordance with numeral 5 of Article 100 of the Corporations General Law, the Certificates must bear the following annotation of the first priority pledge created hereunder:

          "In accordance with numeral 5 of Article 100 of the Corporations General Law, the shares represented by this certificate are pledged in favor of [Name of Onshore Collateral Agent], as Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, in the terms and conditions set forth in the public deed of Share Pledge Agreement, executed on ______ before Notary Public __________".

     The Onshore Collateral Agent shall keep in custody all Certificates so delivered and endorsed by any and all Shareholders.

5.6 The first priority pledge created hereunder is granted exclusively in favor of the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties.

6.   INDIVISIBILITY OF THE COLLATERAL

6.1 This Agreement and the Pledged Shares subject thereto (as a whole or considering its individual parts) are indivisible and are intended to secure the full and timely payment or prepayment by the Borrower of the Secured Obligations.

6.2 Except to the extent set forth in Section 10, the first priority pledge created hereunder shall therefore remain in force and effect until the earlier of (i) all the Secured Obligations have been paid or repaid in full, even if the pledge and/or the lien created hereunder or under any and all amendments to this Agreement is divided or (ii) so long as the Senior Facility Loans Obligations have been paid or prepaid in full, the Borrower, with the consent of the Onshore Collateral Agent, seeks to terminate this Agreement as contemplated under Section 7.03 of the Peruvian Bonds Indenture. The Guaranty shall not be totally or partially released, discharged, removed or separated from this pledge, until all of the Secured Obligations have been paid or prepaid in full by the Borrower (in the case of clause (i)) or the Onshore Collateral Agent so consents (in the case of clause (ii)).

6.3 Notwithstanding the foregoing, the Onshore Collateral Agent shall release certain Pledged Shares from this pledge and return the Certificates corresponding to such Pledged Shares to the owner thereof as set forth in
     Section 11(iii) to the extent that any of such Pledged Shares are sold, assigned, leased, transferred or otherwise disposed of with the prior written consent of the Secured Parties or in a transaction that is a transfer that does not violate the terms of the Master Participation Agreement and the Transfer Restrictions Agreement.

7.   OBLIGATIONS OF THE SHAREHOLDERS

Each of the Shareholders undertakes the following:

(a) Not to impose any Lien on the Pledged Shares, or execute any other agreement, contract or act in connection with the Pledged Shares except as permitted under the

     Master Participation Agreement, the Master Security Agreement and the Transfer Restrictions Agreement without the prior written consent of the Onshore Collateral Agent; and

(b) To execute any and all further documents, endorsements, financing statements, agreements and instruments, and take all such further actions, as may be reasonably requested by the Onshore Collateral Agent in order to cause the pledge of the Pledged Shares to constitute a valid security interest, perfected in accordance with Peruvian law.

8.   REPRESENTATIONS AND WARRANTIES

8.1 As of the date hereof, each of the Shareholders makes the following representations and warranties to the Onshore Collateral Agent:

     (a) It is the sole and exclusive owner of or has legal title to the relevant Pledged Shares owned thereby, and it has therefore full right, power and authority to enter into this Agreement without violating any contractual, legal or other obligation to any entity or person;

     (b) Upon registration, this pledge will create a first and preferential ranking lien on the relevant Pledged Shares owned thereby; and

     (c) The relevant Pledged Shares owned thereby are free from any lien and encumbrance other than the pledge created by this Agreement and are not subject to any judicial or extra-judicial measure that in any way may limit its free ownership and availability.

9.   FORECLOSURE OF THE GUARANTY

9.1 Foreclosure and enforcement of the Guaranty shall only be made in accordance with the terms of the Master Security Agreement and the provisions contemplated in this Section 9.

9.2 Upon receipt by the Onshore Collateral Agent of an instruction from the Administrative Agent to take Borrower Enforcement Action with respect to the Guaranty pursuant to the terms of the Master Security Agreement, the Onshore Collateral Agent shall have the right to proceed to foreclose upon the Guaranty. Such foreclosure shall take place, at the discretion of the Onshore Collateral Agent, in accordance with either of the following Borrower Enforcement Actions, taking into account any and all applicable securities market regulations:

     (a)  Sale of the Pledged Shares

          In accordance with Article 1069 of the Civil Code, the Pledged Shares shall be sold, in whole or in part (and if in part ratably in accordance with each Shareholder's pro rata share of the then aggregate Pledged Shares), in a commercially reasonable manner by an authorized stockbroker ("sociedad agente de bolsa") with principal offices in Lima, Peru (the "Stockbroker"), appointed by the Onshore Collateral Agent, acting as instructed by the Administrative Agent, through a stock exchange transaction ("operacion bursatil") or through an extra-stock exchange transaction ("operacion extra-bursatil"), as the Onshore Collateral Agent may decide, acting as instructed by the Administrative Agent.

          Expenses incurred by the Stockbroker in any sale hereunder will be deducted from the sale price.

     (b)  Judicial Action ("ejecucion judicial")

          Alternatively, the Guaranty may be foreclosed upon, in whole or in part (and if in part ratably in accordance with each Shareholder's pro rata share of the then aggregate Pledged Shares), through a judicial procedure in accordance with Article 720 et seq. of the Code of Civil Procedure, before the judges of the judicial district of Lima - Cercado.

          The Onshore Collateral Agent shall be entitled to exercise any and all rights, prerogatives and actions permitted by this Agreement, the Master Security Agreement or applicable Peruvian law.

          Upon a Borrower Event of Default and while it is Continuing, the Onshore Collateral Agent shall have the right to request an appraisal of the Guaranty, which appraisal shall be performed by any one of the pre-approved appraisers listed in Exhibit 1 or any other appraiser agreed to by the Parties, in which case for all purposes concerning the enforcement of the Guaranty through a judicial procedure as referred to in this Section 9.2(b) the aggregate value of the Pledged Shares shall be the aggregate value thereof as determined by such appraiser in such appraisal.

9.3 Each of the Shareholders hereby agrees and consents that the ability of the Onshore Collateral Agent to foreclose upon the Guaranty as provided in
     Section 9.2(a) implies that, without any additional authorization, consent or power of attorney from or granted by the Shareholders, upon such foreclosure, the Onshore Collateral Agent will be in the position to do the following, in each case acting as instructed by the Administrative Agent and in accordance with the terms of this Agreement and the Master Security
     Agreement:

     (a) To instruct any Stockbroker to transfer the Pledged Shares being foreclosed upon from that Stockbroker's shares account ("cuenta matriz") to the shares account ("cuenta matriz") of another Stockbroker;

     (b) To instruct any Stockbroker to maintain the Pledged Shares being foreclosed upon in that Stockholder's shares account ("cuenta matriz");

     (c) To instruct any Stockbroker to sell the Pledged Shares being foreclosed upon in the terms and conditions provided in the sale order of the Onshore Collateral Agent;

     (d)  To instruct any Stockbroker to act as structuring agent
          ("estructurador") in connection with the sale transaction of the Pledged Shares being foreclosed; and

     (e) To instruct any Stockbroker to register in electronic form with CAVALI any and all of the Pledged Shares being foreclosed which are registered in the Share Registry.

     For purposes of foreclosing upon the Guaranty as provided in Section 9.2(a), each of the Shareholders hereby agrees that no further authorization, consent or power of attorney from or granted by the Shareholders to any Stockbroker shall be necessary for the Onshore Collateral Agent to, acting as instructed by the Administrative Agent, deliver any of the instructions described in this Section 9.3 or sell the Pledged Shares being foreclosed upon as permitted under Peruvian law, including, but not limited to, through a private sale offer, a stock exchange transaction ("operacion bursatil"), an extra-stock exchange transaction ("operacion extra-bursatil"), a public sale offer ("oferta publica de venta"), a public exchange offer ("oferta publica de intercambio") or a public tender offer ("oferta publica de compra").

     For purposes of foreclosing upon the Guaranty as provided in Section 9.2(a), each of the Shareholders hereby further agrees that (i) any of the instructions described in this Section 9.3 given by the Onshore Collateral Agent to any Stockbroker shall suffice for such Stockbroker to sell the Pledged Shares being foreclosed upon or follow such instruction, and (ii) any of the instructions described in this Section 9.3 given by any of the Shareholders to any Stockbroker in connection with the Pledged Shares being foreclosed upon shall not be effective nor followed by the Stockbroker unless it is consented to by the Onshore Collateral Agent, acting as instructed by the Administrative Agent.

     The Onshore Collateral Agent is hereby expressly authorized to execute any and all further documents, endorsements, statements, agreements and instruments, and to take all such further actions, as may be reasonably required in order to foreclose upon and enforce the Guaranty pursuant to
     Section 9.2(a), and to deliver and
     endorse the Certificates in property to the purchaser of the Pledged Shares so sold, if applicable.

9.4 Each of the Shareholders hereby waives its respective right to make any claim in connection with the foreclosure upon the Guaranty against the Onshore Collateral Agent to the extent that the Onshore Collateral Agent fully complies with the procedure for foreclosure set forth in this Section 9 and the relevant provisions of the Master Security Agreement.

10.  PROCEEDS OF THE FORECLOSURE OF THE GUARANTY

10.1 In the event that the Guaranty is foreclosed upon in accordance with
     Section 9.2(a), the proceeds of such foreclosure shall be allocated by the Onshore Collateral Agent in accordance with the order of priority and terms set forth in Section 4.18 of the Master Security Agreement. Once the Secured Obligations have been paid or prepaid in full, any balance of the proceeds of the sale of the Guaranty shall be paid and delivered to the Shareholders.

10.2 In the event that the Guaranty is foreclosed upon in accordance with
     Section 9.2(b), the proceeds of such foreclosure shall be allocated by the Onshore Collateral Agent in accordance with the applicable rules under the Code of Civil Procedure and in accordance with the order of priority and terms set forth in Section 4.18 of the Master Security Agreement. Once the Secured Obligations have been paid or prepaid in full, any balance of the proceeds of the sale of the Guaranty shall be paid and delivered to the Shareholders.

11.  OBLIGATION OF THE ONSHORE COLLATERAL AGENT

The Onshore Collateral Agent hereby covenants and agrees to promptly release the pledge over the Pledged Shares, return the Certificates representing such Pledged Shares to the owner thereof, and to take all such actions necessary to formalize such release of the pledge over the Pledged Shares, in the event that
(i) prior to the occurrence of the Closing Date and prior to the issuance of any Peruvian Bonds, the Borrower terminates and reduces all Commitments to zero,
(ii) the first priority pledge created hereunder no longer remains in full force and effect as provided in Section 6.2, or (iii) some or all of the Pledged Shares are transferred with the prior written consent of the Secured Parties or in a transaction that does not violate the terms of the Master Participation Agreement and the Transfer Restrictions Agreement, in which case the Onshore Collateral Agent shall timely release the pledge over the relevant Pledged Shares and return the Certificates representing such Pledged Shares to the owner thereof in order to allow such transaction upon receipt of a notice duly executed by the Administrative Agent's legal representative so indicating.

12.  ASSIGNMENT AND RELEASE OF THE PLEDGE

12.1 The Shareholders hereby expressly grant their respective prior written consent, in accordance with Article 1435 of the Civil Code, to the assignment of this Agreement ("cesion de posicion contractual") by the Onshore Collateral Agent to any successor or assign of the Onshore Collateral Agent appointed by the Senior Lenders pursuant to the Master Security Agreement.

12.2 The release of the Pledged Shares requires express and written confirmation by the Onshore Collateral Agent, on behalf of the Secured Parties, and must be formalized by means of a public deed registered with CAVALI and/or the Share Registry, as applicable. Subject to Section 11, the Onshore Collateral Agent hereby undertakes, promptly upon the relevant Shareholder's request if pursuant to Section 6.3, to execute and deliver any and all documents and public deeds that may be required to formalize such release at the cost of the Borrower.

13.  NOTICES

Any notice, request, demand, consent, designation, direction, instruction, certificate and other required communications to be given hereunder between the Parties shall be in writing and shall be addressed, respectively, as follows, or to such other address as may be hereafter furnished for this purpose by such
Party:

     If to Cyprus, at:

          Cyprus Climax Metals Company
          c/o Phelps Dodge Mining Company
          One N. Central Avenue
          Phoenix, Arizona 85004
          United States of America
          Attention: President
          Facsimile: (602) 366-7383

          with a copy to:

          Phelps Dodge Corporation
          One N. Central Avenue
          Phoenix, Arizona 85004
          United States of America
          Attention: General Counsel
          Facsimile: (602) 366-7383

     If to Sumitomo, at:

          SMM Cerro Verde Netherlands B.V.
          c/o Sumitomo Metal Mining Co., Ltd.
          11-3, 5-Chome Shimbashi,
          Minato-ku, Tokyo 105
          Japan
          Attention: General Manager, Mineral Resources Division
          Facsimile: (81)-3-3436-7997

     If to BVN, at:

          Compania de Minas Buenaventura S.A.A.
          Carlos Villaran 790
          Urb. Santa Catalina
          Lima 13
          Peru
          Attention: President
          Facsimile: (51-1) 471-7349

     If to the Onshore Collateral Agent, at:

          Citibank del Peru S.A.
          Av. Canaval y Moreyra 480, 3rd floor
          San Isidro, Lima
          Peru
          Attention: Raul Denegri G., Assistant Manager
          Facsimile: (51-1) 221-5040

14.  GOVERNING LAW AND JURISDICTION

14.1 This Agreement is governed by, and shall be construed in accordance with, the laws of Peru.

14.2 The Parties hereby agree that any dispute arising under, out of or in connection with the total or partial validity, effectiveness, enforcement or interpretation of this Agreement shall be resolved before the judges of the judicial district of Lima - Cercado; provided that the Parties agree that any disputes arising out of or in connection with the terms of the Master Security Agreement shall not be resolved as set forth in this
     Section 14.2 but shall be resolved pursuant to the terms of the Master Security Agreement.

15.  SEVERABILITY

If any provision of this Agreement is or becomes invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as most nearly to retain the intent of the Parties. If such modification is not possible, such provision shall be severed from this Agreement. In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

16.  AMENDMENTS

Neither this Agreement nor any terms hereof may be amended, supplemented or modified other than pursuant to a written instrument executed by (i) each of the Shareholders and (ii) the Onshore Collateral Agent.

Mr. Notary, please add the pertinent introduction and conclusion as required by law.

                                                               Lima, _____, 2005

SMM CERRO VERDE NETHERLANDS B.V.


------------------------------------
Name:
Title:


COMPANIA DE MINAS BUENAVENTURA S.A.A.


------------------------------------
Name:
Title:


CYPRUS CLIMAX METALS COMPANY


------------------------------------
Name:
Title:

CITIBANK DEL PERU S.A.


------------------------------------
Name:
Title:

                                    EXHIBIT 1

                         LIST OF PRE-APPROVED APPRAISERS

Name:      Apoyo Consultoria
Address:   Calle Gonzales Larranaga 265
           San Antonio, Lima 18
           Peru
Phone:     (51-1) 213-1100
Fax:       (51-1) 241-4032

Name:      Macroconsult
Address:   Calle General Borgono 1156
           Lima 18
           Peru
Phone:     (51-1) 221-2695
Fax:       (51-1) 221-2696

Name:      Interinvest
Address:   Av. Carlos Villaran 140
           Torre A, 18th floor
           Lima 13
           Peru
Phone:     (51-1) 219-2200
Fax:       (51-1) 219-2220

Name:      Enfoca - Gestion Empresarial
Address:   Los Pinos 222
           Lima 27
           Peru
Phone:     (51-1) 222-0808
Fax:       _______________

Name:      Alonso y Asociados
Address:   Av. Republica de Panama 3030
           Of. 701
           Lima 27
           Peru
Phone:     (51-1) 463-1818 and (51-1) 463-5616
Fax:       _______________

                                                    EXHIBIT H - Form of hipoteca

TO THE NOTARY PUBLIC:

Kindly issue in your Registry of Public Deeds one for the MORTGAGE AGREEMENT entered into by and between:

(1) SOCIEDAD MINERA CERRO VERDE S.A.A., a company incorporated and existing under the laws of Peru, with Taxpayer Registry No. 20170072465, duly represented by _____, identified with _____ No. _____, as per power of attorney registered in Entry Card _____ of File No. _____ of the Public Registry of Companies for Lima (the "Borrower"); and

(2) [CITIBANK DEL PERU S.A.], a bank incorporated and existing under the laws of Peru, with Taxpayer Registry No. _____, duly represented by _____, identified with _____ No. _____, as per power of attorney registered in Entry Card _____ of File No. _____ of the Public Registry of Companies for Lima (together with its successors and assigns, the "Onshore Collateral Agent").

This instrument is executed under the terms and conditions stated below:

1.   PREAMBLE

1.1 The Borrower has legal title over certain mining concessions granted by the pertinent Peruvian Governmental Authorities, for the operation of the Cerro Verde copper mine, including a copper leaching and solution extraction/electrowinning (SX/EW) operation, located in the Districts of Uchumayo and Yarabamba, Province of Arequipa, Peru.

1.2 The board of directors of the Borrower has approved the development of a primary sulfide ore body beneath the oxide ore body currently in production (the "Sulfide Project"), for which purposes the Borrower [intends to obtain] / [has obtained] financing in an approximate amount of Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00).

1.3 The Borrower has entered into a Master Participation Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers and the Administrative Agent in order to set forth the general financing arrangement for the Sulfide Project.

1.4 The Borrower has entered into: (i) the JBIC Loan Agreement with JBIC; (ii) the KfW Loan Agreement with KfW; and (iii) the Commercial Banks Loan Agreement with the Commercial Banks, which establish the commitment to lend to the Borrower undertaken by each of these financial institutions in accordance with the Master Participation Agreement.

1.5 The Borrower [intends to issue] / [has issued] the Peruvian Bonds in the Peruvian market through a bond program in order to complete the financing that it requires for the development of the Sulfide Project.

1.6 The Borrower has entered into a Master Security Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers, the Administrative Agent, the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent to set forth, among other things, the terms of the security interests to be granted by the Borrower in favor of the Onshore Collateral Agent, who acts for the benefit and on behalf of the Secured Parties, to secure the timely and full payment or prepayment of the Secured Obligations. The Senior Lenders have appointed [Citibank del Peru S.A.] as Onshore Collateral Agent [in the Master Security Agreement]. [The intent of the parties to the Master Security Agreement is that, prior] / [Prior] to the first issuance of the Peruvian Bonds, the Common Representative [will enter] / [entered] into a New Party Accession Agreement and thereupon the Peruvian Bondholders acting through the Common Representative [will, collectively, have] / [had, collectively,] all of the rights and obligations of a Senior Lender under the Master Security Agreement, including, without limitation, the right of the Common Representative, on behalf of the Peruvian Bondholders, to benefit as a Senior Lender from the security to be granted by the Borrower to the Secured Parties pursuant to the Master Security Agreement and the other Security Documents, including, without limitation, the security interest created by this Agreement.

1.7 Pursuant to the Master Security Agreement, the Borrower has undertaken to secure the Secured Obligations by granting a mortgage over all Real Property owned by the Borrower as of the date hereof.

1.8 The Borrower and the Onshore Collateral Agent have entered into this Agreement for the purpose of creating a mortgage over the Real Property in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties.

2.   INTERPRETATION

2.1 The Exhibits hereto form part of this Agreement and shall have the same force and effect as if set out in the body of this Agreement and any reference to this Agreement shall include the Exhibits hereto.

2.2 Unless the context shall otherwise require, or unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned to them in Schedule Z to the Master Security Agreement which is incorporated herein by reference.

     In addition, for the exclusive purpose of this Agreement, the following capitalized words and expressions shall have the meanings set forth below:

          "Agreement": means this Mortgage Agreement.

          "Buildings and Facilities": has the meaning set forth in Section
     5.1(b).

          "Business Day": means a day (other than a Saturday or a Sunday) on which banks are open for business in Lima, Peru.

          "Civil Code": means the Civil Code approved by Legislative Decree 295, as amended.

          "Code of Civil Procedure": means the General Revised Text of the Code of Civil Procedure approved by Legislative Decree 768, as amended.

          "Guaranty": means the Real Property and all Buildings and Facilities, as well as all rights to insurance and expropriation compensations without any limitation that Borrower may be entitled to for any loss, destruction, deterioration or expropriation of any of the foregoing.

          "Lien's Amount": has the meaning set forth in Section 4.1.

          "Mortgage": has the meaning set forth in Section 3.1.

          "Parties": means the parties to this Agreement; and "Party" means any one of them.

          "Real Property": means all real property listed in Exhibit 1, including any Buildings and Facilities.

          "Update": has the meaning set forth in Section 5.3.

3.   PURPOSE AND TERM OF THE MORTGAGE

3.1 Pursuant to Articles 1097 et seq. of the Civil Code, the Borrower, as the sole and exclusive owner of the Real Property, hereby grants a first and preferential ranking mortgage (the "Mortgage") over any and all of the Real Property, in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, as security for the timely and full payment or prepayment by the Borrower of the Secured Obligations.

3.2 This Mortgage secures the Secured Obligations of the Borrower with the Secured Parties on a pari passu basis. Accordingly, all Secured Parties shall share in the security interest created herein as well as in any and all proceeds resulting from the enforcement thereof as contemplated in
     Section 12.

3.3 The Onshore Collateral Agent shall be the only Party entitled to exercise any and all rights and prerogatives hereunder, including, without limitation, any enforcement action, and shall do it solely in accordance with the provisions of this Agreement and the Master Security Agreement.

4.   LIEN'S AMOUNT

4.1 The Parties hereby agree that the amount of the lien created by this Mortgage is the total amount of the Secured Obligations, which principal amount is an amount not to exceed [Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00)], plus all applicable interest, expenses and fees as well as any and all judicial costs and expenses ("costas y costos") in the event that a judicial proceeding to foreclose and sell the Guaranty is necessary (the "Lien's Amount").

4.2  The Parties hereby agree that:

     (a) the total amount secured by this Mortgage shall include any amount which may be payable to the Secured Parties pursuant to Section 4.1; and

     (b) the Lien's Amount shall not limit in any manner the exercise by the Onshore Collateral Agent of its rights and/or remedies pursuant to the terms and conditions of this Agreement and the relevant provisions of the Master Security Agreement.

4.3 The Borrower and the Onshore Collateral Agent may agree, from time to time, subject to the terms and conditions of the Master Security Agreement, to reduce the Lien's Amount under this Mortgage in accordance with Article 1115 of the Civil Code, provided that the Lien's Amount resulting from such reduction fully covers its Secured Obligations. Accordingly, the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, subject to the terms and conditions of the Master Security Agreement, hereunder undertakes to execute and deliver any and all documents and public deeds that may be required in order to reflect such reduction promptly upon the agreement of the Borrower and the Onshore Collateral Agent. The Borrower hereby waives its right under Article 1116 of the Civil Code to request any judge for the reduction of the Lien's Amount.

5.   EXTENT OF THE MORTGAGE

5.1 This Mortgage over the Real Property comprises, to the fullest extent permitted by law, each and every right and asset, which by fact or by law pertains to the Real Property. Such rights and assets include without limitation:

     (a) the Real Property listed in Exhibit 1, as amended from time to time, including entrance, soil, subsoil, exits, uses, enjoyment, customs and easement;

     (b) the buildings and facilities owned by the Borrower, that are located within the internal boundaries of the Real Property, including all facilities built, erected or installed. Such buildings and facilities are listed and described (including their respective valuation) in
          Exhibit 1, as amended from time to time (collectively, the "Buildings and Facilities");

     (c) any and all payments made under any insurance policy in respect of the Real Property, as well as any and all compensation that the Borrower may be entitled to because of the expropriation of the Real Property; and

     (d) in general terms, everything corresponding to the Real Property de facto or de jure, and any and all improvements that may be made in the Real Property, with no limitation whatsoever.

     Exhibit 1 lists all Real Property existing as of the date hereof with an individual book value equal to or in excess of One Million Dollars of the United States of America (US$ 1,000,000.00) which have an aggregate book value in excess of Ten Million Dollars of the United States of America (US$ 10,000,000.00).

5.2 The Buildings and Facilities constitute integral or accessory parts and appurtenances of the Real Property pursuant to the provisions of Articles 1101, 887 and 888 of the Civil Code.

5.3 Pursuant to the terms of the Master Security Agreement, the Borrower has agreed to amend this Mortgage, from time to time before this Agreement is terminated pursuant to Section 6.2, by way of updating Exhibit 1. Accordingly, the Borrower hereby undertakes to execute any and all documents and public deeds (each an "Update") necessary in order to modify and include as part of Exhibit 1, along with all of the Real Property already listed therein, a description of any additional Real Property that have been acquired by the Borrower or additional Buildings and Facilities that have been built, erected and/or installed on the Real Property that have an individual book value equal to or in excess of One Million Dollars of the United States of America (US$ 1,000,000.00) from the time that
     Exhibit 1 was last modified, amended or restated, with independence of the accumulated value of the Real Property acquired, provided that the Borrower shall only be required to perform the periodic amendment obligations described in this Section 5.3 if any modification is produced and if at any time the aggregate book value of the Real Property with an individual book value equal to or in excess of One Million Dollars of the United States of America (US$ 1,000,000.00) exceeds Ten Million Dollars of the United States of America (US$ 10,000,000.00).

5.4 This Mortgage is granted exclusively in favor of the Onshore Collateral Agent for the benefit and on behalf of the Secured Parties.

6.   INDIVISIBILITY OF THE GUARANTY

6.1 This Mortgage and the Guaranty subject hereto (as a whole or considering its individual parts) are indivisible and are intended to secure timely and full payment or prepayment by the Borrower of the Secured Obligations.

6.2 Except to the extent set forth in Section 10, this Mortgage shall remain in force and effect until the earlier of (i) all Secured Obligations have been paid or prepaid in full, even if this Mortgage and/or the Guaranty is divided or (ii) so long as the Senior Facility Loans Obligations have been paid or prepaid in full, the Borrower, with the consent of the Onshore Collateral Agent, seeks to terminate this Agreement as contemplated under
     Section 7.03 of the Peruvian Bonds Indenture. The Guaranty shall not be totally or partially cancelled, discharged, removed or separated from this Mortgage, until all of the Secured Obligations have been paid or prepaid in full by the Borrower (in the case of clause (i)) or the Onshore Collateral Agent so consents (in the case of clause (ii)).

6.3 Notwithstanding the foregoing and subject to Section 11.2, it is agreed that any of the Real Property shall be released from the Mortgage to the extent that the Borrower disposes of any such Real Property in accordance with the terms of Section 7.07 of the Master Participation Agreement.

7.   OBLIGATIONS OF THE BORROWER

7.1  The Borrower hereby undertakes the following:

     (a) To take all actions and issue and deliver all private and public documents that may be required in order to formalize, perfect, maintain and/or foreclose the Guaranty;

     (b) To file the public deed resulting from this Agreement for recordation before the applicable Public Registry within ten (10) Business Days following the execution of such public deed by all of the Parties and obtain the registration thereof in such applicable Public Registry within ninety (90) days following the execution; provided that so long as the Borrower is exercising commercially reasonable efforts to obtain the registration, such ninety (90) days period shall be extended to one hundred and eighty (180) days. For any and all Updates, the Borrower hereby undertakes to file the respective public deeds for recordation before the applicable Public Registry within ten
          (10) Business Days following the execution of such public deed by all of the

          Parties and obtain the registration thereof in such applicable Public Registry within ninety (90) days following the execution; provided that so long as the Borrower is exercising commercially reasonable efforts to obtain the registration, such ninety (90) days period shall be extended to one hundred and eighty (180) days;

     (c) To pay all applicable taxes, expenses and any other obligation, including license fees and penalties, applicable to the Guaranty;

     (d)  To comply with the obligation provided under Section 5.3; and

     (e) To pay all reasonable expenses such as notarial and registration fees in connection with this Mortgage, the Updates, and any modification or amendment to this Agreement.

8.   REPRESENTATIONS AND WARRANTIES

8.1 As of the date hereof, the Borrower makes the following representations and warranties to the Onshore Collateral Agent:

     (a) It is the sole and exclusive owner of or has legal title to the Real Property and therefore it has the full right, power and authority to enter into this Agreement without violating any contractual, legal, or other obligation to any entity or person;

     (b) Upon registration, this Mortgage will create a first and preferential ranking mortgage over the Real Property ; and

     (c) The Real Property is in good standing, free from any lien and encumbrance other than this Mortgage and are not subject to any judicial or extra-judicial measure that in any way may limit its free ownership and availability.

9.   FORECLOSURE OF THE GUARANTY

9.1 Foreclosure and enforcement of the Guaranty shall only be made in accordance with the terms of the Master Security Agreement and this Section 9.

9.2 Upon receipt by the Onshore Collateral Agent of an instruction from the Administrative Agent to take Borrower Enforcement Action with respect to the Guaranty pursuant to the terms of the Master Security Agreement, the Onshore Collateral shall have the right to proceed to foreclose upon the Guaranty. Such foreclosure upon the Guaranty shall take place in accordance with the following procedure:

     (a)  Judicial Action ("ejecucion judicial")

          The Guaranty shall only be foreclosed in whole or in part through a judicial procedure in accordance with Article 720 et seq. of the Code of Civil Procedure, before the judges of the judicial district of Arequipa - Cercado.

          The Onshore Collateral Agent shall be entitled to exercise any and all rights, prerogatives and actions permitted by this Agreement, the Master Security Agreement or applicable Peruvian law.

     (b)  Assessment of the Guaranty

          Subject to the following paragraph, for all purposes concerning the enforcement of the Guaranty, the aggregate value of the Real Property is US$ _____, and the value of each item of Real Property is the amount set forth on Exhibit 1 next to each such item; provided that such values shall be reviewed and adjusted in order to reflect the cost of any and all new Real Property incorporated into under this Mortgage as described in Section 5.3 of this Mortgage.

          Upon a Borrower Event of Default and while it is Continuing, the Onshore Collateral Agent shall have the right to request an appraisal of the Guaranty, which appraisal shall be performed by any one of the pre-approved appraisers listed in Exhibit 2 or any other appraiser agreed to by the Parties, in which case for all purposes concerning the enforcement of the Guaranty the aggregate value of the Real Property shall be the aggregate value thereof as determined by such appraiser in such appraisal.

          The equivalent of 2/3 of the above-mentioned amount (as amended or appraised) shall serve as the basic value of the Real Property for the first auction undertaken within the a foreclosure proceeding pursuant to this Section 9, subsequently reducing said value, according to law, for any subsequent auction, as the case may be.

9.3 The Borrower hereby waives its right to make any claim in connection with the foreclosure of the Guaranty against the Onshore Collateral Agent to the extent that the Onshore Collateral Agent fully complies with the procedure for foreclosure set forth in this Section 9 and the relevant provisions of the Master Security Agreement.

10.  OBLIGATION OF THE ONSHORE COLLATERAL AGENT

The Onshore Collateral Agent hereby covenants and agrees to promptly release the Mortgage over the Real Property, and to take all actions necessary to formalize such release, in the event that [(i) prior to the occurrence of the Closing Date and prior to the issuance of any Peruvian Bonds, the Borrower terminates and reduces all Commitments to zero, or (ii)] this Mortgage no longer remains in full force and effect as provided in Section 6.2.

11.  ASSIGNMENT AND RELEASE OF THE MORTGAGE

11.1 The Borrower hereby expressly grants its prior written consent, in accordance with Article 1435 of the Civil Code, to the assignment of this Agreement ("cesion de posicion contractual") by the Onshore Collateral Agent to any successor or assign of the Onshore Collateral Agent appointed by the Senior Lenders pursuant to the Master Security Agreement.

11.2 The release of the Mortgage requires express and written confirmation by the Onshore Collateral Agent and must be formalized by means of a public deed recorded with the applicable Public Registry. Subject to Section 10, the Onshore Collateral Agent hereby undertakes, promptly upon the Borrower's request if pursuant to Section 6.3, to execute and deliver any and all documents and public deed that may be required to formalize such release at the cost of the Borrower.

12.  PROCEEDS OF THE FORECLOSURE OF THE GUARANTY

In the event that the Guaranty is foreclosed upon in accordance with Section 9, the proceeds of such foreclosure shall be allocated in accordance with the applicable rules under the Code of Civil Procedure and in accordance with the order of priority and terms set forth in Section 4.18 of the Master Security Agreement. Once the Secured Obligations have been paid or prepaid in full, any balance of the proceeds of the sale of the Guaranty shall be paid and delivered to the Borrower.

13.  NOTICES

Any notice, request, demand, consent, designation, direction, instruction, certificate and other required communications to be given hereunder between the Parties shall be in writing and shall be addressed, respectively, as follows, or to such other address as may be hereafter furnished for this purpose by such
Party:

     If to the Borrower, at:

          Sociedad Minera Cerro Verde S.A.A.
          [Asiento Minero Cerro Verde S/N
          Uchumayo - Arequipa, Casilla Postal 299
          Peru
          Shipping: Av. Alfonso Ugarte 304
          Cercado - Arequipa
          Peru
          Attention: General Manager
          Facsimile: (51-54) 283-376]

          with a copy to:

          Phelps Dodge Corporation
          [One N. Central Avenue
          Phoenix, Arizona  85004
          United States of America
          Attention: _____________
          Facsimile: _____________]

     If to the Onshore Collateral Agent, at:

          [Citibank del Peru S.A.
          Av. Canaval y Moreyra 480, 3rd floor
          San Isidro, Lima
          Peru
          Attention: Raul Denegri G., Assistant Manager
          Facsimile: (51-1) 221-5040]

14.  GOVERNING LAW AND JURISDICTION

14.1 This Agreement is governed by, and shall be construed in accordance with, the laws of Peru.

14.2 The Parties hereby agree that any dispute arising under, out of or in connection with the total or partial validity, effectiveness, enforcement or interpretation of this Agreement shall be resolved before the judges of the judicial district of Arequipa - Cercado; provided that the Parties agree that any disputes arising out of or in connection with the terms of the Master Security Agreement shall not be resolved as set forth in this
     Section 14.2 but will be resolved pursuant to the terms of the Master Security Agreement.

15.  SEVERABILITY

If any provision of this Agreement is or becomes invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as most nearly to retain the intent of the Parties. If such modification is not possible, such provision shall be severed from this Agreement. In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

16.  AMENDMENTS

Neither this Agreement nor any terms hereof may be amended, supplemented or modified other than pursuant to a written instrument executed by (i) the Borrower and (ii) the Onshore Collateral Agent.

Mr. Notary, please add the pertinent introduction and conclusion as required by law and forward the corresponding notices to the Public Registry for the recording of this Agreement.

                                                                     Lima, _____

SOCIEDAD MINERA CERRO VERDE S.A.A.


----------------------------------
By:
Title:


CITIBANK DEL PERU S.A.


----------------------------------
By:
Title:

                                    EXHIBIT 1

                  LIST, DESCRIPTION AND VALUE OF REAL PROPERTY

                                    EXHIBIT 2

                         LIST OF PRE-APPROVED APPRAISERS

Name:     Apoyo Consultoria
Address:  Calle Gonzales Larranaga 265
          San Antonio, Lima 18
          Peru
Phone:    (51-1) 213-1100
Fax:      (51-1) 241-4032

Name:     Macroconsult
Address:  Calle General Borgono 1156
          Lima 18
          Peru
Phone:    (51-1) 221-2695
Fax:      (51-1) 221-2696

Name:     Interinvest
Address:  Av. Carlos Villaran 140
          Torre A, 18th floor
          Lima 13
          Peru
Phone:    (51-1) 219-2200
Fax:      (51-1) 219-2220

Name:     Enfoca - Gestion Empresarial
Address:  Los Pinos 222
          Lima 27
          Peru

Phone:    (51-1) 222-0808
Fax:      _______________

Name:     Alonso y Asociados
Address:  Av. Republica de Panama 3030
          Of. 701
          Lima 27
          Peru

Phone:    (51-1) 463-1818 and (51-1) 463-5616
Fax:      ______________

                                           EXHIBIT I - Form of prenda industrial

TO THE NOTARY PUBLIC:

Kindly issue in your Registry of Public Deeds one for this INDUSTRIAL PLEDGE AGREEMENT entered into by and among:

(1) SOCIEDAD MINERA CERRO VERDE S.A.A., a company incorporated and existing under the laws of Peru, with Taxpayer Registry No. 20170072465, duly represented by _____, identified with _____ No. _____, as per power of attorney registered in Entry Card _____ of File No. _____ of the Public Registry of Companies for Lima (the "Borrower"); and

(2) [CITIBANK DEL PERU S.A.], a bank incorporated and existing under the laws of Peru, with Taxpayer Registry No. _____, duly represented by _____, identified with _____ No. _____, as per power of attorney registered in Entry Card _____ of File No. _____ of the Public Registry of Companies for Lima (together with its successors and assigns, the "Onshore Collateral Agent").

This instrument is executed under the terms and conditions stated below:

1.   PREAMBLE

1.1 The Borrower has legal title over certain mining concessions granted by the pertinent Peruvian Governmental Authorities, for the operation of the Cerro Verde copper mine, including a copper leaching and solution extraction/electrowinning (SX/EW) operation, located in the Districts of Uchumayo and Yarabamba, Province of Arequipa, Peru.

1.2 The board of directors of the Borrower has approved the development of a primary sulfide ore body beneath the oxide ore body currently in production (the "Sulfide Project"), for which purposes the Borrower [intends to obtain] / [has obtained] financing in an approximate amount of Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00).

1.3 The Borrower has entered into a Master Participation Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers, and the Administrative Agent in order to set forth the general financing arrangement for the Sulfide Project.

1.4 The Borrower has entered into: (i) the JBIC Loan Agreement with JBIC; (ii) the KfW Loan Agreement with KfW; and (iii) the Commercial Banks Loan Agreement with the Commercial Banks, which establish the commitment to lend to the Borrower undertaken by each of these financial institutions in accordance with the Master Participation Agreement.

1.5 The Borrower [intends to issue] / [has issued] the Peruvian Bonds in the Peruvian market through a bond program in order to complete the financing that it requires for the development of the Sulfide Project.

1.6 The Borrower has entered into a Master Security Agreement among the Borrower, the Senior Facility Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers, the Administrative Agent, the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent in order to set forth, among other things, the terms of the security interests to be granted by the Borrower in favor of the Onshore Collateral Agent, who acts for the benefit and on behalf of the Secured Parties, to secure the timely and full payment or prepayment by the Borrower of the Secured Obligations. The Senior Lenders have appointed [Citibank del Peru S.A.] as Onshore Collateral Agent in the [Master Security Agreement]. [The intent of the parties to the Master Security Agreement is that, prior] / [Prior] to the first issuance of the Peruvian Bonds, the Common Representative [will enter] / [entered] into a New Party Accession Agreement and thereupon the Peruvian Bondholders acting through the Common Representative [will, collectively, have] / [had, collectively,] all of the rights and obligations of a Senior Lender under the Master Security Agreement, including, without limitation, the right of the Common Representative, on behalf of the Peruvian Bondholders, to benefit as a Senior Lender from the security to be granted by the Borrower to the Secured Parties pursuant to the Master Security Agreement and the other Security Documents, including, without limitation, the security interest created by this Agreement.

1.7 Pursuant to the Master Security Agreement, the Borrower has undertaken to secure the Secured Obligations by granting an industrial pledge over certain Goods and Assets permanently used in connection with the industrial activities of the Borrower outside the boundaries of the Core Mining Concessions as of the date hereof.

1.8 The Borrower and the Onshore Collateral Agent have entered into this Agreement for the purpose of creating an industrial pledge over the Goods and Assets in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties.

2.   INTERPRETATION

2.1 The Exhibits hereto form part of this Agreement and shall have the same force and effect as if set out in the body of this Agreement and any reference to this Agreement shall include the Exhibits hereto.

2.2 Unless the context shall otherwise require, or unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned to them in Schedule Z to the Master Security Agreement which is incorporated herein by reference.

     In addition, for the exclusive purpose of this Agreement, the following capitalized words and expressions shall have the meanings set forth below:

          "Agreement": means this Industrial Pledge Agreement.

          "Business Day": means a day (other than a Saturday or a Sunday) on which banks are open for business in Lima, Peru.

          "Civil Code": means the Civil Code approved by Legislative Decree 295, as amended.

          "Code of Civil Procedure": means the General Revised Text of the Code of Civil Procedure approved by Legislative Decree 768, as amended.

          "Core Mining Concessions": means, collectively, the Cerro Verde Mining Concession 1, 2, 3, the Beneficiation Concession, Tiabaya 4 and Tiabaya 10 (as described in further detail on Exhibit 1 attached hereto).

          "General Industries Law": means Law No. 23407, as amended.

          "Goods and Assets": has the meaning set forth in Section 5.1.

          "Guaranty": means all Goods and Assets as well as all rights to insurance and expropriation compensations without any limitation that the Borrower may be entitled to for any loss, destruction, deterioration or expropriation of any of the foregoing.

          "Industrial Pledge": has the meaning set forth in Section 3.1.

          "Lien's Amount": has the meaning set forth in Section 4.1.

          "Parties": means the parties to this Agreement; and "Party" means any one of them.

          "Update": has the meaning set forth in Section 5.3.

3.   PURPOSE AND TERM OF THE INDUSTRIAL PLEDGE

3.1 Pursuant to Article 82 et seq. of the General Industries Law and Articles 1055 and 1057 of the Civil Code, the Borrower, as the sole and exclusive owner of the Goods and Assets, hereby grants a first and preferential ranking industrial pledge (the "Industrial Pledge") over any and all of the Goods and Assets in favor of the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, as security for the timely and full payment or prepayment by the Borrower of the Secured Obligations.

3.2 This Industrial Pledge secures the Secured Obligations of the Borrower with the Secured Parties on a pari passu basis. Accordingly, all Secured Parties shall share on the security interest created herein as well as on any and all proceeds resulting from the enforcement thereof as contemplated in
     Section 12.

3.3 The Onshore Collateral Agent shall be the only party entitled to exercise any and all rights and prerogatives hereunder, including without limitation any Borrower Enforcement Action, and shall exercise such rights and prerogatives solely in accordance with the provisions of this Agreement and the Master Security Agreement.

4.   LIEN'S AMOUNT

4.1 The Parties hereby agree that the amount of the lien created by this Industrial Pledge is the total amount of the Secured Obligations, which principal amount is an amount not to exceed [Four Hundred and Fifty Million Dollars of the United States of America (US$ 450,000,000.00)], plus all applicable interest, expenses and fees as well as any and all costs and expenses ("costas y costos") in the event that the foreclosure of the Guaranty is necessary (the "Lien's Amount").

4.2  The Parties hereby agree that:

     (a) the total amount secured by this Industrial Pledge shall include any amount which may be payable to the Secured Parties pursuant to Section 4.1; and

     (b) the Lien's Amount shall not limit in any manner the exercise by the Onshore Collateral Agent of its rights and/or remedies pursuant to the terms and conditions of this Agreement and the relevant provisions of the Master Security Agreement.

4.3 The Borrower and the Onshore Collateral Agent may agree, from time to time, subject to the terms and conditions of the Master Security Agreement, to reduce the Lien's Amount under this Industrial Pledge in accordance with Articles 1083 and 1115 of the Civil Code, provided that the Lien's Amount resulting from such reduction fully covers its Secured Obligations. Accordingly, the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, subject to the terms and conditions of the Master Security Agreement, undertakes to execute and deliver any and all documents and public deeds that may be required in order to reflect such reduction promptly upon the agreement of the Borrower and the Onshore Collateral Agent. The Borrower hereby waives its right under Articles 1083 and 1116 of the Civil Code to request any judge for the reduction of the Lien's Amount.

4.4 The Borrower hereby waives its right under Article 1073 of the Civil Code to request any judge for the substitution of this Industrial Pledge.

5.   EXTENT OF THE INDUSTRIAL PLEDGE

5.1 This Industrial Pledge comprises, to the fullest extent permitted by law, each and every right and asset, which by fact or by law pertains to the equipment, machinery and movable assets owned by the Borrower and used by the Borrower in connection with its industrial activities outside the boundaries of the Core Mining Concessions (as identified on Exhibit 1 hereto, as may be amended from time to time, the "Goods and Assets"), and all insurance and expropriation compensations that the Borrower may be entitled to for any loss, destruction, deterioration or expropriation of any of the foregoing; provided that the goods and assets comprising this Industrial Pledge shall not include those goods and assets that are pledged or mortgaged by the Borrower to the Onshore Collateral Agent, for the benefit and on behalf of the Secured Parties, pursuant to the Mining Pledge Agreement, dated _____, or the Mining Mortgage Agreement, dated _____, respectively.

5.2 The Parties hereby agree and acknowledge that only equipment, machinery and movable assets owned or to be owned by the Borrower that have an individual book value equal to or in excess of One Million Dollars of the United States of America (US$ 1,000,000.00) are or, as the case may be, will be listed on Exhibit 2 and included in this Industrial Pledge. The Parties hereby further agree that all such Goods and Assets shall remain in possession of the Borrower until the Borrower has received a Borrower Enforcement Direction with respect to the Guaranty pursuant to the terms of the Master Security Agreement.

5.3 Pursuant to the terms of the Master Security Agreement, the Borrower has agreed to amend this Industrial Pledge, from time to time before this Agreement is terminated pursuant to Section 6.2, by way of updating Exhibit
     2. Accordingly, the Borrower hereby undertakes to execute any and all documents and public deeds (each, an "Update") necessary to modify and include as part of Exhibit 2, along with all of the Goods and Assets already listed therein, a description of all Goods and Assets acquired by the Borrower which have an individual book value equal to or in excess of One Million Dollars of the United States of America (US$ 1,000,000.00), from the time Exhibit 2 was last modified, amended or restated; provided that the Borrower shall only be required to perform the periodic amendment obligations described in this Section 5.3 if any modification is produced and if at any time the aggregate book value of the Goods and Assets with an individual book value equal to or in excess of One Million Dollars of the United States of America (US$ 1,000,000.00) exceeds Ten Million Dollars of the United States of America (US$ 10,000,000.00).

5.4 This Industrial Pledge is granted exclusively in favor of the Onshore Collateral Agent for the benefit and on behalf of the Secures Parties.

6.   INDIVISIBILITY OF THE GUARANTY

6.1 This Industrial Pledge and the Guaranty subject hereto (as a whole or considering its individual parts) are indivisible and are intended to secure the timely and full payment or prepayment by the Borrower of the Secured Obligations.

6.2 Except to the extent set forth in Section 10, this Industrial Pledge shall remain in force and effect until the earlier of (i) all the Secured Obligations have been paid or prepaid in full, even if this Industrial Pledge and/or the Guaranty is divided, or (ii) so long as the Senior Facility Loans Obligations have been paid or prepaid in full, the Borrower, with the consent of the Onshore Collateral Agent, seeks to terminate this Agreement as contemplated under Section 7.03 of the Peruvian Bonds Indenture. The Guaranty shall not be totally or partially cancelled, discharged, removed or separated from this Industrial Pledge, until all of the Secured Obligations have been paid or prepaid in full by the Borrower (in the case of clause (i)) or the Onshore Collateral Agent so consents (in the case of clause (ii)).

6.3 Notwithstanding the foregoing and subject to Section 11.2, it is agreed that any of the Goods and Assets shall be released from the Industrial Pledge to the extent that the Borrower disposes of any such Goods and Assets in accordance with the terms of Section 7.07 of the Master Participation Agreement.

7.   OBLIGATIONS OF THE BORROWER

7.1  The Borrower hereby undertakes the following:

     (a) To take all actions and issue and deliver all private and public documents that may be required to formalize, perfect, maintain and/or foreclose upon the Guaranty;

     (b) To file the public deed resulting from this Agreement for recordation before the applicable Public Registry within ten (10) Business Days following the execution of such public deed by all of the Parties and obtain the registration thereof in such applicable Public Registry within ninety (90) days following the execution; provided that so long as the Borrower is exercising commercially reasonable efforts to obtain the registration, such ninety (90) days period shall be extended to one hundred and eighty (180) days. For any and all amendments to this Industrial Pledge pursuant to Section 5.3, the Borrower hereby undertakes to file the respective public deeds for recordation before the applicable Public Registry within ten (10) Business

          Days following the execution of such public deed by all of the Parties and obtain the registration thereof in such applicable Public Registry within ninety (90) days following the execution; provided that so long as the Borrower is exercising commercially reasonable efforts to obtain the registration, such ninety (90) days period shall be extended to one hundred and eighty (180) days;

     (c)  To comply with the obligations set forth in Section 5.3; and

     (d) To pay all expenses, including, without limitation, notarial and registration fees in connection with this Industrial Pledge and the Updates and any modification and amendment to this Agreement.

8.   REPRESENTATIONS AND WARRANTIES

8.1 As of the date hereof, the Borrower makes the following representations and warranties to the Onshore Collateral Agent:

     (a) It is the sole and exclusive owner of or has legal title to the Goods and Assets, and it has therefore full right, power, and authority to enter into this Agreement without violating any contractual, legal, or other obligation to any entity or person;

     (b) The Goods and Assets are located outside the boundaries of the Core Mining Concessions and are used by the Borrower in connection with its industrial activities;

     (c) Upon registration, this Industrial Pledge will create a first and preferential ranking industrial pledge over the Goods and Assets; and

     (d) The Goods and Assets are free from any liens and encumbrances other than this Industrial Pledge and are not subject to any judicial or extra-judicial measure that in any way may limit its free ownership and availability.

9.   FORECLOSURE OF THE GUARANTY

9.1 Foreclosure and enforcement of the Guaranty shall only be made in accordance with the terms of the Master Security Agreement and this Section 9.

9.2 Upon receipt by the Onshore Collateral Agent of an instruction from the Administrative Agent to take Borrower Enforcement Action with respect to the Guaranty pursuant to the terms of the Master Security Agreement, the Onshore Collateral Agent shall have the right to proceed to foreclose upon the Guaranty.

     Such foreclosure upon the Guaranty shall take place in accordance with either of the procedures set forth in (a) and (b) below:

     (a)  Private Sale

          The Guaranty may be foreclosed upon in whole or in part through a direct sale or a public or private auction procedure in accordance with Article 1069 of the Civil Code. Such sale or auction shall be carried out by the Onshore Collateral Agent, acting as instructed by the Administrative Agent, in a commercially reasonable manner.

          The Onshore Collateral Agent shall be entitled to exercise any and all rights, prerogatives and actions permitted by this Agreement, the Master Security Agreement or applicable Peruvian law.

          If the Guaranty is foreclosed through an auction, such auction shall be performed by an authorized auctioneer designated by the Onshore Collateral Agent. The auction may take place where the Goods and Assets are located or at any other place that may be determined by the Onshore Collateral Agent. The Onshore Collateral Agent shall provide no less than twenty (20) days notice in advance of such auction, which such notice shall include an identification of the designated auctioneer.

          To the extent permitted by applicable Peruvian law and the Master Security Agreement, the Onshore Collateral Agent shall have the right to bid for and purchase the Goods and Assets offered for sale at the auction described herein, and upon compliance with the terms of the sale may hold and dispose of such property.

     (b)  Judicial Action ("ejecucion judicial")

          Alternatively, the Guaranty may be foreclosed in whole or in part upon through a judicial procedure in accordance with Article 720 et seq. of the Code of Civil Procedure, before the judges of the judicial district of Arequipa - Cercado.

          The Onshore Collateral Agent shall be entitled to exercise any and all rights, prerogatives and actions permitted by this Agreement, the Master Security Agreement or applicable Peruvian law.

     (c)  Assessment of the Guaranty

          Subject to the following paragraph, for all purposes concerning the enforcement of the Guaranty, the aggregate value of the Goods and Assets shall be US$_____ (as more fully set forth on Exhibit 2); provided that such aggregate value shall be reviewed and adjusted with the addition of further Goods and Assets pursuant to the amendment obligations of the Borrower described in Section 5.3.

          Upon a Borrower Event of Default and while it is Continuing, the Onshore Collateral Agent shall have the right to request an appraisal of the Guaranty, which appraisal shall be performed by any one of the pre-approved appraisers listed in Exhibit 3 or any other appraiser agreed to by the Parties, in which case for all purposes concerning the enforcement of the Guaranty the aggregate value of the Goods and Assets shall be the aggregate value thereof as determined by such appraiser in such appraisal.

          If the Guaranty is foreclosed upon through a judicial procedure as referred to in Section 9.2(b), the equivalent of 2/3 of the above mentioned amount (as amended or appraised) shall serve as the basic value of the Goods and Assets for the first auction undertaken within such foreclosure proceeding, subsequently reducing said value, according to law, for any subsequent auctions, as the case may be.

9.3 The Borrower hereby waives its right to make any claim in connection with the foreclosure upon the Guaranty against the Onshore Collateral Agent to the extent that the Onshore Collateral Agent fully complies with the procedure for foreclosure set forth in this Section 9 and the relevant provisions of the Master Security Agreement.

10.  OBLIGATION OF THE ONSHORE COLLATERAL AGENT

The Onshore Collateral Agent hereby covenants and agrees to promptly release this Industrial Pledge, and to take all actions necessary to formalize such release, in the event that [(i) prior to the occurrence of the Closing Date and prior to the issuance of any Peruvian Bonds, the Borrower terminates and reduces all Commitments to zero, or (ii)] this Industrial Pledge no longer remains in full force and effect as provided in Section 6.2.

11.  ASSIGNMENT AND RELEASE OF THE INDUSTRIAL PLEDGE

11.1 The Borrower hereby expressly grants its prior written consent, in accordance with Article 1435 of the Civil Code, to the assignment of this Agreement ("cesion de posicion contractual") by the Onshore Collateral Agent to any successor or assign of the Onshore Collateral Agent appointed by the Senior Lenders pursuant to the Master Security Agreement.

11.2 The release of the Industrial Pledge requires express and written confirmation by the Onshore Collateral Agent, on behalf of the Secured Parties, and must be formalized by means of a public deeds recorded with the applicable public registry. Subject to Section 10, the Onshore Collateral Agent hereby undertakes, promptly upon the Borrower's request if pursuant to Section 6.3, to execute and deliver any and all documents and public deeds that may be required to formalize such release at the cost of the Borrower.

12.  PROCEEDS OF THE FORECLOSURE OF THE GUARANTY

12.1 In the event that the Guaranty is foreclosed upon in accordance with
     Section 9.2(a), the proceeds of such foreclosure shall be allocated by the Onshore Collateral Agent in accordance with the order of priority and terms set forth in Section 4.18 of the Master Security Agreement. Once the Secured Obligations have been paid or prepaid in full, any balance of the proceeds of the sale of the Guaranty shall be paid and delivered to the Borrower.

12.2 In the event that the Guaranty is foreclosed upon in accordance with
     Section 9.2(b), the proceeds of such foreclosure shall be allocated in accordance with the applicable rules under the Code of Civil Procedure and in accordance with the order of priority and terms set forth in Section
     4.18 of the Master Security Agreement. Once the Secured Obligations have been paid or prepaid in full, any balance of the proceeds of the sale of the Guaranty shall be paid and delivered to the Borrower.

13.  NOTICES

Any notice, request, demand, consent, designation, direction, instruction, certificate and other required communications to be given hereunder between the Parties shall be in writing and shall be addressed, respectively, as follows, or to such other address as may be hereafter furnished for this purpose by such
Party:

     If to the Borrower, at:

          Sociedad Minera Cerro Verde S.A.A.
          [Asiento Minero Cerro Verde S/N
          Uchumayo - Arequipa, Casilla Postal 299
          Peru
          Shipping: Av. Alfonso Ugarte 304
          Cercado - Arequipa
          Peru
          Attention: General Manager
          Facsimile: (51-54) 283-376]
          with a copy to:

          Phelps Dodge Corporation
          [One N. Central Avenue
          Phoenix, Arizona  85004
          United States of America
          Attention: ____________
          Facsimile: ____________]

     If to the Onshore Collateral Agent, at:

          [Citibank del Peru S.A.
          Av. Canaval y Moreyra 480, 3rd floor
          San Isidro, Lima
          Peru
          Attention: Raul Denegri G., Assistant Manager
          Facsimile: (51-1) 221-5040]

14.  GOVERNING LAW AND JURISDICTION

14.1 This Agreement is governed by, and shall be construed in accordance with, the laws of Peru.

14.2 The Parties hereby agree that any dispute arising under, out of or in connection with the total or partial validity, effectiveness, enforcement or interpretation of this Agreement shall be resolved before the judges of the judicial district of Arequipa - Cercado; provided that the Parties agree that any disputes arising out of or in connection with the terms of the Master Security Agreement shall not be resolved as set forth in this
     Section 14.2 but will be resolved pursuant to the terms of the Master Security Agreement.

15.  SEVERABILITY

If any provision of this Agreement is or becomes invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as most nearly to retain the intent of the Parties. If such modification is not possible, such provision shall be severed from this Agreement. In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

16.  AMENDMENTS

Neither this Agreement nor any terms hereof may be amended, supplemented or modified other than pursuant to a written instrument executed by (i) the Borrower and (ii) the Onshore Collateral Agent.

Mr. Notary, please add the pertinent introduction and conclusion as required by law and forward the corresponding notices to the Public Registry for the recording of this Agreement.

                                                                     Lima, _____

SOCIEDAD MINERA CERRO VERDE S.A.A.


-------------------------------------
By:
Title:


CITIBANK DEL PERU S.A.


-------------------------------------
By:
Title:

                                    EXHIBIT 1

                         LIST OF CORE MINING CONCESSIONS

                                    EXHIBIT 2

                 LIST, DESCRIPTION AND VALUE OF GOODS AND ASSETS

                                    EXHIBIT 3

                         LIST OF PRE-APPROVED APPRAISERS

Name:      Apoyo Consultoria
Address:   Calle Gonzales Larranaga 265
           San Antonio, Lima 18
           Peru
Phone:     (51-1) 213-1100
Fax:       (51-1) 241-4032

Name:      Macroconsult
Address:   Calle General Borgono 1156
           Lima 18
           Peru
Phone:     (51-1) 221-2695
Fax:       (51-1) 221-2696

Name:      Interinvest
Address:   Av. Carlos Villaran 140
           Torre A, 18th floor
           Lima 13
           Peru
Phone:     (51-1) 219-2200
Fax:       (51-1) 219-2220

Name:      Enfoca - Gestion Empresarial
Address:   Los Pinos 222
           Lima 27
           Peru
Phone:     (51-1) 222-0808
Fax:       ____________

Name:      Alonso y Asociados
Address:   Av. Republica de Panama 3030
           Of. 701
           Lima 27
           Peru
Phone:     (51-1) 463-1818 and (51-1) 463-5616
Fax:       ____________

                                                                       EXHIBIT J

                      FORM OF NEW PARTY ACCESSION AGREEMENT

This NEW PARTY ACCESSION AGREEMENT, dated as of _____(1) (the "Agreement"), is made among _____ (the "Acceding Party"), Calyon New York Branch, as administrative agent for the Senior Facility Lenders (the "Administrative Agent") and Sociedad Minera Cerro Verde S.A.A., a sociedad anonima abierta listed on the Lima Stock Exchange and organized under the laws of the Republic of Peru (the "Borrower").

                                    RECITALS

     A. On September 30, 2005 the Borrower entered into a Master Security Agreement among the Borrower, Japan Bank for International Cooperation, Sumitomo Mitsui Banking Corporation, The Bank of Tokyo-Mitsubishi, Ltd., KfW, Calyon New York Branch, The Royal Bank of Scotland plc, The Bank of Nova Scotia, Mizuho Corporate Bank, Ltd., Citibank, N.A. and Citibank del Peru (as amended from time to time, the "Master Security Agreement" or "MSA").

     B. On September 30, 2005 the Borrower entered into a Completion Guarantee among the Parent Companies, Japan Bank for International Cooperation, Sumitomo Mitsui Banking Corporation, The Bank of Tokyo-Mitsubishi, Ltd., KfW, Calyon New York Branch, The Royal Bank of Scotland plc, The Bank of Nova Scotia and Mizuho Corporate Bank, Ltd. (as amended from time to time, the "Completion Guarantee").

     C. On or prior to the date hereof, the Borrower, in preparation of the first issuance of Peruvian Bonds under the Peruvian Bonds Program, has executed a supplemental indenture.

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Accession.

          a. Accession. Effective as of the date of the first issuance of Peruvian Bonds under the Peruvian Bonds Program (i) the Acceding Party, in its capacity as Common Representative, shall become a party to the Master Security Agreement and the Completion Guarantee and (ii) the Acceding Party, in its capacity as Common Representative, and the Peruvian Bondholders, acting through the Common Representative, shall have all of the rights and obligations of, respectively, the Common Representative and the Peruvian Bondholders specified pursuant to the Master Security

----------
(1) Note: The New Party Accession Agreement shall be executed by the Common Representative prior to the issuance of the Peruvian Bonds, but shall become effective only upon the issuance of the Peruvian Bonds.

          Agreement, the Completion Guarantee and any other instruments and documents furnished pursuant thereto, it being understood and agreed that the Common Representative and Peruvian Bondholders shall be subject to, inter alia, the provisions relating to the exercise of remedies and voting thresholds set forth in the Master Security Agreement.

          b. Compliance. This accession to the Master Security Agreement and the Completion Guarantee is made pursuant to and in accordance with
          Section 2.02(b) of the MPA (as defined in clause 6 below), Section 9.01(a) of the MSA and Section 9.02(a) of the Completion Guarantee.

     2. Additional Actions of Acceding Party. As of the date hereof and as of the date of the first issuance of Peruvian Bonds under the Peruvian Bonds Program, the Acceding Party (a) represents and warrants that (i) it has full power and authority to execute and deliver this Agreement and that this Agreement has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement, enforceable in accordance with its terms and (ii) there is no provision of law, statute, regulation, rule, order, injunction, decree, writ or judgment, no provision of its organizational documents and no provision of any mortgage, indenture, contract or agreement binding on it or affecting its properties, which would prohibit, conflict with or in any way prevent its execution, delivery, or performance of the terms of this Agreement; (b) appoints and authorizes the Administrative Agent, the Trustee, the Onshore Collateral Agent and the Offshore Collateral Agent (the "Agents"), pursuant to and in accordance with Article VI of the MSA, to take such actions as agents on its behalf and to exercise such powers under the Master Security Agreement, the Completion Guarantee or any other instruments and documents furnished pursuant thereto as are delegated to the Agents by the terms thereof, in each case, together with such powers as are incidental thereto and (c) agrees that it will be bound by the provisions of, and will perform in accordance with their terms all of the obligations which by the terms of the Master Security Agreement and the Completion Guarantee or any other instrument or document furnished pursuant thereto are required to be performed by it as Common Representative, on behalf of the Peruvian Bondholders (it being understood that the Peruvian Bondholders shall collectively count as only one Senior Lender and shall act through the Common Representative).

     3. Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAW OF THE STATE OF NEW YORK.

     4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties hereto, and their successors and assigns.

     5. Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions in such jurisdiction and the validity, legality and enforceability of such provision in any other jurisdiction shall not in any way be affected or impaired.

     6. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in Schedule Z to the Master Security Agreement.

     7. Any notice, request, demand, consent, designation, direction, instruction, certificate, report or other communication to be given hereunder shall be given in the English language and will be duly given when delivered in writing or sent by electronic mail confirmed by facsimile transmission (with written confirmation of receipt, which confirmation may be by facsimile transmission) (provided that a notice sent by electronic mail shall be duly given only at the time the facsimile transmission confirming the same is sent) or facsimile transmission (with written confirmation of receipt, which confirmation may be by facsimile transmission) to a party at its address and facsimile transmission numbers as indicated below or to such other address as may be furnished for this purpose by such party (any such communication that is not in writing shall be confirmed in writing)

               If to the Acceding Party, at

               Attention:
               Telephone:
               Facsimile:

               If to the Administrative Agent at

               CALYON New York Branch
               1301 Avenue of the Americas
               New York, New York 10019
               Attention: Ted Vandermel
               Telephone: (212) 261-7888
               Facsimile: (212) 261-3421

               If to the Borrower, at

               c/o Asiento Minero Cerro Verde
               Uchumayo (Arequipa/Peru), Casilla Postal #299
               Shipping: Av. Alfonso Ugarte #304
               Cercado, Arequipa, Republic of Peru
               Attention: General Manager
               Telephone: (054) 283-363
               Facsimile: (054) 283-376
               with a copy to PDC, at

               Phelps Dodge Tower
               1 North Central Avenue
               Phoenix, Arizona  85004
               U.S.A.
               Attention: Treasurer
               Telephone: (602) 366-8100
               Facsimile: (602) 366-8150

                             [SIGNATURES TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above stated.

                                        [ACCEDING PARTY], in its capacity as
                                        Common Representative


                                        By
                                           -------------------------------------
                                          Name:
                                          Title:

SOCIEDAD MINERA CERRO VERDE S.A.A.,

in its capacity as Borrower


By
   -------------------------------------
  Name:
  Title:


CALYON NEW YORK BRANCH, in its capacity as Administrative Agent


By
   -------------------------------------
  Name:
  Title:

                                                                       EXHIBIT K

                           [Name of the Issuing Bank]
                      IRREVOCABLE STANDBY LETTER OF CREDIT

Letter of Credit No.________            Issue Date: ________, 20__

LC Beneficiary:                                     Applicant:

[Name of LC Beneficiary]                            [Name of Applicant]
[Address of LC Beneficiary]                         [Address of Applicant]
Attn: __________                                    Attn:__________

Ladies and Gentlemen:

          1. [Name of Issuing Bank] (the "Issuing Bank") hereby establishes, at the request of and for the account of [name of a parent company or its affiliate] (the "Applicant"), in favor of [Trustee](1) (the "LC Beneficiary"), as [the Trustee under the Master Security Agreement dated ______, among the Borrower, the Senior Lenders, the Lead JBIC Arrangers, the Lead Arrangers, the Global Coordinators, the Administrative Agent, the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent, in each case, referred to therein](2), the Issuing Bank's Irrevocable Letter of Credit No. _______________ (the "Letter of Credit"), in the amount of _____________ United States Dollars (U.S.$_____________) (the "Maximum Credit Amount"), effective immediately and expiring at _____ p.m., [New York City] time, on the Expiration Date (as hereinafter defined).

          2. The Issuing Bank hereby irrevocably authorizes the LC Beneficiary from time to time to draw on it, in accordance with the terms and conditions hereinafter set forth, an aggregate amount not in excess of the Maximum Credit Amount. The Issuing Bank shall make funds available to the LC Beneficiary hereunder against presentation of a completed and duly signed certificate in the form attached hereto as Annex A in accordance with the terms and conditions of this Letter of Credit.

----------
(1) If this L/C is to be issued to cure a Completion Guarantee Acceleration Event, the bracketed language shall be changed to "[Administrative Agent]".

(2) If this L/C is issued to cure a Completion Guarantee Acceleration Event, the bracketed language shall be changed to "the Administrative Agent under the Master Participation Agreement dated ____, among the Borrower, the Senior Lenders, the Lead JBIC Arrangers, and the Administrative Agent, in each case, referred to therein."

          3. Partial drawings are allowed under this Letter of Credit. Upon payment by the Issuing Bank of any drawing, the Maximum Credit Amount shall be automatically reduced by the amount so paid.

          4. Presentation of the certificate in the form of Annex A shall be made on any Business Day at or prior to 5:00 p.m., on or prior to the Expiration Date, at the office of __________________, Attn: __________________ .
Presentation must be made by hand, mail or courier service to such address. If the presentation is made at such office, in compliance with the terms and conditions of this Letter of Credit, the Issuing Bank hereby irrevocably undertakes to honor such presentation. Payment under this Letter of Credit shall be made on the next Business Day by wire transfer of federal funds to the account of the LC Beneficiary at ______________, account number ______________.

          5. As used herein the following terms have the following meaning:

          "Expiration Date" shall mean the earlier of (i) the date on which the LC Beneficiary surrenders this Letter of Credit for cancellation to the Issuing Bank with a notice in the form of Annex B hereto and (ii) a Date that is at least one year following the issuance of this Letter of Credit.

          "Business Day" shall mean any day on which the Issuing Bank is generally open for business.

          6. This Letter of Credit shall be governed by the rules of the "International Standby Practices 1998" (ISP98) or such later revision as may be published by the International Chamber of Commerce, and, as to matters not covered therein or matters mandatorily governed by the laws of the State of New York, the laws of the State of New York, including without limitation, the Uniform Commercial Code as in effect from time to time in the State of New York.

          7. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to the Issuing Bank at __________, specifically referring to the number of this Letter of Credit.

          8. This Letter of Credit sets forth in full the Issuing Bank's undertaking and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein other than a drawing certificate in the form of Annex A attached hereto and a cancellation certificate in the form of Annex B hereto, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates. This Letter of Credit may not be modified or amended without the written consent of the LC Beneficiary.

                                        [NAME OF ISSUING BANK]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                         Annex A
                                                             to Letter of Credit

                               DRAWING CERTIFICATE

To: [Name of the Issuing Bank]
    [Address of the Issuing Bank]

Re: Letter of Credit No. ____

          The undersigned, a duly authorized officer of [name of the LC Beneficiary] (the "LC Beneficiary"), hereby directs you, in accordance with your irrevocable standby letter of credit no. ________ issued by you for the account of [Name of Applicant] in favor of [name of Trustee]/[name of Administrative Agent](1), to make payment to the LC Beneficiary in the amount of $____________ to its account no. __________ at _________________.

          In witness whereof, the undersigned has executed and delivered this certificate as of this __ day of __________, 20__.

                               [name of Trustee]/[name of Administrative Agent], as [Trustee]/[ Administrative Agent],


                               By:
                                   ---------------------------
                               Name:
                               Title:

----------
(1) Apply either one as appropriate.

                                                                         Annex B
                                                             to Letter of Credit

                            CANCELLATION CERTIFICATE

[Name of the Issuing Bank]
[Address of the Issuing Bank]
[Date]
Attention:
Ladies and Gentlemen:

     Reference is made to irrevocable standby Letter of Credit No. ______________ dated ______________ for the account of [Name of Applicant] in favor of [name of the LC Beneficiary], issued by [name of the Issuing Bank].

     The undersigned, a duly authorized officer of the beneficiary of said Letter of Credit, hereby surrenders the Letter of Credit for immediate cancellation.

                               [name of Trustee]/[name of Administrative Agent],
                                      as [Trustee]/[ Administrative Agent],


                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT L

                             INCUMBENCY CERTIFICATE

     Reference is made to Section 4.16 of the Master Security Agreement (as amended from time to time, the "MSA"), dated as of September 30, 2005, among Sociedad Minera Cerro Verde S.A.A., (the "Borrower"), Japan Bank for International Cooperation, Sumitomo Mitsui Banking Corporation, The Bank of Tokyo-Mitsubishi, Ltd., KfW, Calyon New York Branch, The Royal Bank of Scotland plc, The Bank of Nova Scotia, Mizuho Corporate Bank, Ltd., Citibank, N.A. and Citibank del Peru S.A.

     The undersigned being [INSERT TITLE] of the Borrower does hereby certify that the following persons are duly authorized to execute and deliver, on behalf of the Borrower, the Withdrawal Certificate and/or any directions or instructions required or authorized by the Borrower to be given to the Trustee for the withdrawal or transfer of moneys in accordance with Section 4.16 of the MSA and the signatures appearing opposite their respective names below are the true and genuine signatures or true facsimile thereof of such authorized person.

Name            Title            Signature
-------------   --------------   -----------------
[INSERT NAME]   [INSERT TITLE]   _________________

[INSERT NAME]   [INSERT TITLE]   _________________

[INSERT NAME]   [INSERT TITLE]   _________________

[INSERT NAME]   [INSERT TITLE]   _________________

IN WITNESS WHEREOF, the undersigned has executed this certificate as of this _____ day of _____, 20__.


                                        ----------------------------------------
                                        Name: [INSERT NAME]
                                        Title: [INSERT TITLE]

                                                                       EXHIBIT M

                             INCUMBENCY CERTIFICATE

     Reference is made to Section 7.02 of the Master Security Agreement (as amended from time to time, the "Master Security Agreement"), dated as of September 30, 2005, among Sociedad Minera Cerro Verde S.A.A., Japan Bank for International Cooperation, Sumitomo Mitsui Banking Corporation, The Bank of Tokyo-Mitsubishi, Ltd., KfW, Calyon New York Branch, The Royal Bank of Scotland plc, The Bank of Nova Scotia, Mizuho Corporate Bank, Ltd., Calyon New York Branch (as Administrative Agent), Citibank, N.A.(as Trustee and Offshore Collateral Agent) and Citibank del Peru S.A. (as Onshore Collateral Agent), pursuant to which the Trustee shall receive an incumbency certificate from each of its Appointing Parties and the Onshore Collateral Agent, the Offshore Collateral Agent and the Administrative Agent shall receive an incumbency certificate from each of its Appointing Parties. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in Schedule Z to the Master Security Agreement.

     The undersigned being [INSERT TITLE OF PERSON REPRESENTING THE APPOINTING PARTY] of [INSERT TITLE OF APPOINTING PARTY] does hereby certify that the following persons are duly authorized to execute and deliver, on behalf of the [insert title of Appointing Party], any notice, certificate, instrument, demand, request, direction, instruction, waiver, receipt, consent or other document or communication furnished to it under the MSA or any other Financing Document and the signatures appearing opposite their respective names below are the true and genuine signatures or true facsimile thereof of such authorized person.

Name            Title            Signature
-------------   --------------   -----------------
[INSERT NAME]   [INSERT TITLE]   _________________
[INSERT NAME]   [INSERT TITLE]   _________________

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of this _____ day of _____, 20__.


                                       -----------------------------------------
                                       Name: [INSERT NAME OF EXECUTING PERSON]
                                       Title: [INSERT TITLE OF EXECUTING PERSON]
                                       Name: [INSERT NAME OF APPOINTING PARTY]

                                                                       EXHIBIT N

                         FORM OF WITHDRAWAL CERTIFICATE

                                                                            Date

                                                         Instruction # CV-TA xxx

Citibank

Trustee and Collateral Agent

Fax #: xxxxxxxxxxx

Attention: Ms. Jenny Cheng

Re: Wire Transfer Instruction, Value Date zzzzzzzzz

Please be advised that we wish to make a wire transfer according to the following instructions:

Date of Transfer:             zzzzzzz

Amount of Transfer:           USD xxxxxxxx

Funds should be wired from:   Citibank N.A. [Citibank Peru]

Account Number:               yyyyyyyyyy

Funds should be wired to:     bank name

Account Number:               xxxxxxxx

ABA Number:                   yyyyyyyy

Beneficiary:                  name of beneficiary

Please confirm by fax or electronic means the execution of the requested wire transfer. If you have any questions concerning these instructions, please contact me as soon as possible by telephone at [CV telephone number, and extension of accounting dept.] or by fax at [CV fax number, and extension of accounting dept.].

Very truly yours,

[Name of SMCV representative]

Cc.   Name, company, fax number and other pertinent info for payee

                                                                     EXHIBIT O-1

================================================================================

                          FORM OF ACCEPTABLE GUARANTEE

                                      among

                               [Name of Guarantor]
                                 as a Guarantor

                                       and
                                 Citibank, N.A.
                           as a guarantee beneficiary

                              Dated as of [_____], 20__

================================================================================

                                    ARTICLE I

                                   DEFINITIONS

1.01   Definitions..........................................................   2
1.02   Interpretation.......................................................   2

                                   ARTICLE II

                                 THE OBLIGATION

2.01   The Obligation.......................................................   2
2.02   Obligations Unconditional............................................   3
2.03   Pari passu...........................................................   3

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

3.01   Representations and Warranties.......................................   4

                                   ARTICLE IV

                                  MISCELLANEOUS

4.01   Effectiveness........................................................   4
4.02   GOVERNING LAW........................................................   5
4.03   Entire Agreement.....................................................   5
4.04   Severability.........................................................   5
4.05   Amendments, etc......................................................   5
4.06   Benefit, Successors and Assigns......................................   5
4.07   Notices..............................................................   5
4.08   Execution in Counterparts............................................   5
4.09   Consent to Jurisdiction..............................................   6
4.10   No Trial by Jury.....................................................   6
4.11   No Immunity..........................................................   7

                              ACCEPTABLE GUARANTEE

     This ACCEPTABLE GUARANTEE, dated as of ____________, 20__ (as amended, documented or otherwise modified from time to time, this "Guarantee"), is made and entered between [Name of guarantor], a [____________] organized under the laws of [_________________] (the "Guarantor"), and Citibank, N.A., a national banking association organized under the laws of the United States of America, as Trustee on behalf and for the benefit of the Senior Lenders.

                                    WHEREAS:

     A. The Borrower has entered into certain Financing Documents with the Senior Lenders pursuant to which the Senior Lenders have agreed to extend the Senior Loans to the Borrower and the Borrower has agreed to repay such Senior Loans;

     B. Pursuant to the Master Security Agreement among the Borrower, the Senior Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers, the Administrative Agent, the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent dated as of September 30, 2005 (the "Master Security Agreement"), the Trustee has agreed to establish and maintain certain accounts for the sole purpose of making payments therefrom in accordance with that Master Security Agreement, including the payment of Restricted Payments;

     C. Under the Master Security Agreement, any distribution of Restricted Payments from the Senior Debt Service Reserve Sub-Account, the Extraordinary Major Maintenance Reserve Sub-Account, the Tax Contingency Reserve Sub-Account, the Power Generator Reserve Sub-Account or the Restricted Payment Sub-Account, is subject to the Trustee's prior receipt of an Acceptable Credit Support Instrument in favor of the Trustee with respect to the Borrower's obligations to fund such accounts;

     D. The Borrower has requested that the Trustee make a Restricted Payment from [____________] Sub-Account in the amount of [_________]; and

     E. The Guarantor wishes to provide an Acceptable Credit Support Instrument in satisfaction of the Master Security Agreement with respect to such Restricted Payment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.01 Definitions. Unless the context shall otherwise require, or unless otherwise defined herein below, capitalized terms used herein shall have the meanings assigned to them in Schedule Z to the Master Security Agreement.

     "Guarantee Expiration Date": the date that is [____________] days after the Guarantee Effective Date.

     "Guarantee Termination Date": the meaning given in Section 2.01(d) hereof.

     "Guaranteed Account": the meaning given in Section 2.01(a) hereof.

     "Obligation": the meaning given in Section 2.01(a) hereof.

     1.02 Interpretation. The rules of interpretation as set forth in Section
1.02 of the MPA are incorporated by reference as if set forth at length herein.

                                   ARTICLE II

                                 THE OBLIGATION

     2.01 The Obligation.

     (a) The Guarantor unconditionally and irrevocably undertakes to, and shall, pay to the Trustee on demand, in full U.S. $[__], the amount being equal to the amount of the Restricted Payment that the Borrower has requested the Trustee to transfer from the [__________] Sub-Account (the "Guaranteed Account") in accordance with the provisions of Article IV of the Master Security Agreement (the "Obligation").

     (b) This Guarantee is an Acceptable Credit Support Instrument under the Master Security Agreement with respect to the Guaranteed Account.

     (c) This Guarantee is drawable upon demand by the Trustee in accordance with the provisions of Section 4.19 of the Master Security Agreement.

     (d) This Guarantee, and all obligations of the Guarantor hereunder, shall terminate on the later of (i) the Guarantee Expiration Date, or (ii) the earlier of (x) the date on which the Master Security Agreement terminates pursuant to its own term, (y) the date the obligations guaranteed hereunder have otherwise been satisfied in favor or on behalf of the Borrower by cash deposits into the Guaranteed Account or by the provision of one or more Acceptable Credit Support Instruments in substitution of this Guarantee, or (z) the date the Trustee returns this Guarantee to the Borrower pursuant to the provisions of Section 4.19(c) of the Master Security Agreement ("Guarantee Termination Date").

     2.02 Obligations Unconditional.

     (a) The obligations of the Guarantor under Section 2.01 are absolute and unconditional irrespective of the value, validity, regularity or enforceability of the Financing Documents, and, to the fullest extent permitted by applicable law, irrespective of

          (i) the absence of any action to enforce the Obligations against the Borrower;

          (ii) any amendment, waiver or consent by the Trustee with respect to any provision of this Guarantee or any Financing Document;

          (iii) the recovery of any judgment against the Borrower or any action to enforce the same;

          (iv) the insolvency or bankruptcy of the Borrower;

          (v) the invalidation of unenforceability of the Obligations; or

          (vi) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety.

     (b) The Guarantor agrees that the Trustee may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender or fail to act hereunder or under any other agreement to perfect collateral for, or renew any of the Obligations owed to it, and may also make any agreement with the Borrower, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Trustee and the Borrower, without in any way impairing or affecting its obligations pursuant hereto.

     (c) The Guarantor hereby unconditionally and irrevocably waives diligence, presentment, demand and any and all notices whatsoever in respect of the Obligations and this Guarantee, and any requirement that the Trustee exhaust any right, power or remedy or proceed against the Borrower under the Financing Documents.

     2.03 Pari passu.

     (a) The obligations of the Guarantor under this Guarantee rank pari passu with all other unsecured indebtedness of the Guarantor.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     3.01 Representations and Warranties. The Guarantor represents and warrants to the Trustee that as of the date of this Guarantee:

     (a) Organization. It is a corporation duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation referred to in the recital of the parties at the beginning of this Guarantee.

     (b) Authority. It has full power and authority to execute and deliver this Guarantee and to perform its obligations hereunder in accordance with the terms provided herein.

     (c) Binding Agreement. This Guarantee has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (d) Consents and Approvals for this Agreement. All Governmental Approvals which are necessary for the execution and delivery by it of this Guarantee and the performance of its obligations hereunder have been obtained and are in full force and effect.

     (e) Conflicts. There is no provision of law, statute, regulation, rule, order, injunction, decree, writ or judgment, no provision of its organizational documents and no provision of any mortgage, indenture, contract or agreement binding on it or affecting its properties, which would prohibit, conflict with or in any way prevent its execution, delivery, or performance of the terms of this Guarantee.

     (f) Non-Recourse to Borrower. The Borrower is not liable, directly or indirectly, for any reimbursement obligations to the Guarantor or any other Person (other than if such reimbursement obligation is a Subordinated Loan) as a result of a drawing under this Guarantee.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.01 Effectiveness. This Guarantee shall come into full force and effect upon its execution and delivery by each of the parties named on the signature pages hereof.

     4.02 GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     4.03 Entire Agreement. This Guarantee constitutes the entire agreement and understanding, and supersedes all prior agreements and understandings (both written and oral), between the Guarantor and the Trustee with respect to the guaranty of Obligations and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein.

     4.04 Severability. If any provision of this Guarantee shall be invalid, illegal or unenforceable, the parties hereto agree to the fullest extent they may effectively do so that the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     4.05 Amendments, etc. The terms of this Guarantee may be waived, altered or supplemented only by an instrument in writing duly executed by the parties hereto.

     4.06 Benefit, Successors and Assigns. This Guarantee is for the benefit of the Trustee, acting on behalf of the Senior Lenders, and not for the benefit of any other Person. This Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee.

     4.07 Notices. Any notice, request, demand, consent, designation, direction, instruction, certificate, report or other communication to be given hereunder shall be given in the English language and will be duly given when delivered in writing or facsimile transmission (with written confirmation of receipt, which confirmation may be by facsimile transmission) to a party at its address and facsimile transmission numbers as indicated below or to such other address as may be furnished for this purpose by such party (any such communication that is not in writing shall be confirmed in writing), provided that any notice, request, demand, consent, designation, direction, instruction, certificate, report or other communication sent to the Trustee shall be deemed effective upon actual receipt thereof:

     If to the Guarantor, at:

          [Contact information of the Guarantor]

     If to the Trustee, at:

          Citibank N.A.
          Citibank Agency & Trust
          388 Greenwich Street

          14th Floor
          New York, NY 10013
          Attention: Jenny Cheng
          Telephone: 212 816 5648
          Facsimile: 212 816 5530

     4.08 Execution in Counterparts. This Guarantee may be executed in two counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

     4.09 Consent to Jurisdiction.

     (a) The Guarantor hereby irrevocably consents and agrees, for the benefit of the Trustee, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Guarantee may be brought in any Federal or State court located in New York County in the City of New York and hereby irrevocably accepts and submits to the non-exclusive jurisdiction of such court with respect to any such action, suit or proceeding. Each party hereto hereby waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings brought in any such court and hereby further waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought therein has been brought in an inconvenient forum.

     (b) The Guarantor hereby irrevocably appoints CT Corporation in New York, NY, as its authorized agent on which any and all legal process may be served in any such action, suit or proceeding brought in any Federal or State court located in New York County in the City of New York. The Guarantor agrees that service of process in respect of it upon such agent, together with written notice of such service given to it in the manner provided in Section 4.07 hereof, shall be deemed to be effective service of process upon it in any such action, suit or proceeding. The Guarantor agrees that the failure of such agent to give notice to it of any such service shall not impair or affect the validity of such service or any judgment rendered in any action, suit or proceeding based thereon. If for any reason such agent shall cease to be available to act as such, the Guarantor agrees to designate a new agent in New York County in the City of New York, on the terms and for the purposes of this Section 4.09. Nothing herein shall be deemed to limit the ability of the Administrative Agent or any Senior Facility Lender to serve any such legal process in any other manner permitted by applicable law or to obtain jurisdiction over the Guarantor or bring actions, suits or proceedings against them in such other jurisdictions, and in such manner, as may be permitted by applicable law.

     4.10 No Trial by Jury. Each party hereby waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guarantee or the transactions contemplated hereby.

     4.11 No Immunity. To the extent that any party has or hereafter may acquire any immunity (sovereign or otherwise), from any legal action, suit or proceedings, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Guarantee or the subject matter hereof (including, without limitation, any obligation for the payment of money). The parties hereby agree that the waivers set forth in this Section 4.11 shall have the fullest effect permitted under the Foreign Sovereign Immunities Act of 1976 of the United States, as amended, and are intended to be irrevocable and not subject to withdrawal for purposes of such Act. The foregoing waiver shall constitute a present waiver of immunity at any time that any action is initiated against such party with respect to this Guarantee.

                             [SIGNATURES TO FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Guarantee to be duly executed as of the date first above written.

                                        [GUARANTOR]


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CITIBANK N.A., as Trustee


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                     EXHIBIT O-2

================================================================================

                                    GUARANTEE

           [WITH RESPECT TO COMPLETION GUARANTEE ACCELERATION EVENTS]

                                      among

                               [Name of Guarantor]
                                 as a Guarantor

                                       and

                             CALYON New York Branch
                           as a guarantee beneficiary

                              Dated as of [______], 20__

================================================================================

                                    ARTICLE I

                                   DEFINITIONS

1.01   Definitions.............................................................   1
1.02   Interpretation..........................................................   2

                                   ARTICLE II

                                  THE GUARANTEE

2.01   The Guarantee...........................................................   2
2.02   Subrogation.............................................................   2
2.03   Obligations Unconditional...............................................   2
2.04   Pari passu..............................................................   3

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

3.01   Representations and Warranties..........................................   3

                                   ARTICLE IV

                                  MISCELLANEOUS

4.01   Effectiveness...........................................................   4
4.02   GOVERNING LAW...........................................................   4
4.03   Entire Agreement........................................................   4
4.04   Severability............................................................   4
4.05   Amendments, etc.........................................................   5
4.06   Benefit, Successors and Assigns.........................................   5
4.07   Notices.................................................................   5
4.08   Execution in Counterparts...............................................   5
4.09   Consent to Jurisdiction.................................................   5
4.10   No Trial by Jury........................................................   6
4.11   No Immunity.............................................................   6

                                    GUARANTEE

     This GUARANTEE, dated as of ____________, 20__ (this "Guarantee"), is made and entered between [Parent Company providing guarantee], a [_____________________] organized under the laws of [__________________] (the
"Guarantor"), and CALYON New York Branch, a licensed branch of a banking corporation organized and existing under the laws of the French Republic, as Administrative Agent on behalf and for the benefit of the Senior Facility Lenders (the "Administrative Agent").

                                    WHEREAS:

     A. The Parent Companies have entered into the Completion Guarantee under which the Parent Companies guarantee certain obligations of the Borrower under the Financing Documents;

     B. Pursuant to the Section 5.01(q) of the Master Participation Agreement, if a Completion Guarantee Acceleration Event occurs with respect to any Parent Company, such Completion Guarantee Acceleration Event may be cured by providing an Acceptable Guarantee to the Senior Facility Lenders;

     C. A Completion Guarantee Acceleration Event has occurred with respect to [____________________] (the "Guarantee Obligor"); and

     D. The Guarantor now wishes to guarantee all obligations of the Guarantee Obligor to the Administrative Agent under the Completion Guarantee in cure of such Completion Guarantee Acceleration Event.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor and the Administrative Agent agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.01 Definitions. Unless the context shall otherwise require, or unless otherwise defined herein below, capitalized terms used herein shall have the meanings assigned to them in Schedule Z to the Master Security Agreement dated as of September 30, 2005 among Sociedad Minera Cerro Verde S.A.A., Japan Bank for International Cooperation, Sumitomo Mitsui Banking Corporation, The Bank of Tokyo-Mitsubishi, Ltd., KfW, Calyon New York Branch, The Royal Bank of Scotland plc, The Bank of Nova Scotia, Mizuho Corporate Bank, Ltd., Citibank, N.A., and Citibank del Peru (as amended from time to time, the "Master Security Agreement" or "MSA").

     "Guaranteed Obligation": the meaning given in Section 2.01(a) hereof.

     "Guarantee Obligor": the meaning given in Recital C hereof.

     "Guarantee Termination Date": the meaning given in Section 2.01(b) hereof.

     "Guarantor": the meaning given in the Preamble hereto.

     1.02 Interpretation. The rules of interpretation as set forth in Section
1.02 of the MPA are incorporated by reference as if set forth at length herein.

                                   ARTICLE II

                                  THE GUARANTEE

     2.01 The Guarantee.

     (a) The Guarantor unconditionally and irrevocably guarantees to the Administrative Agent the payment and performance by the Guarantee Obligor of all of its financial obligations pursuant to the Completion Guarantee and as set forth in Section 5.01(q) of the Master Participation Agreement (each such Guarantee Obligor obligation, as it may from time to time be amended or waived in accordance with the Completion Guarantee or the Master Participation Agreement, a "Guaranteed Obligation").

     (b) This Guarantee, and all obligations of the Guarantor hereunder, shall terminate on the earlier of (i) the date on which the Completion Guarantee terminates pursuant to its own term, or (ii) the date on which the Completion Guarantee Acceleration Event pursuant to which this Guarantee has been issued is otherwise cured to the satisfaction of the Administrative Agent ("Guarantee Termination Date").

     2.02 Subrogation. The Guarantor shall be subrogated to all of the rights of the Administrative Agent against the Guarantee Obligor and its properties in respect of any amounts paid by such Guarantor on account of the Guaranteed Obligations, provided that the Guarantor shall not be entitled to exercise any such rights until all Secured Obligations have been paid in full.

     2.03 Obligations Unconditional.

     (a) Subject to the conditions specifically set forth in Section 2.01, the obligations of the Guarantor under Section 2.01 are absolute and unconditional irrespective of the value, validity, regularity or enforceability of the Financing Documents, and, to the fullest extent permitted by applicable law, irrespective of

          (i) the absence of any action to enforce the Guaranteed Obligations against the Borrower;


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
          (ii) any amendment, waiver or consent by the Administrative Agent with respect to any provision of this Guarantee or any Financing Document;

          (iii) the recovery of any judgment against the Borrower or any action to enforce the same;

          (iv) the insolvency or bankruptcy of the Borrower;

          (v) the invalidation or unenforceability of the Guaranteed Obligations; or

          (vi) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety.

     (b) The Guarantor agrees that the Administrative Agent may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender collateral for, or renew any of the Guaranteed Obligations owed to it, and may also make any agreement with the Guarantee Obligor, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between any Administrative Agent and the Guarantee Obligor, without in any way impairing or affecting its obligations pursuant hereto.

     (c) The Guarantor hereby unconditionally and irrevocably waives diligence, presentment, demand and any and all notices whatsoever in respect of the Guaranteed Obligations and this Guarantee, and any requirement that the Administrative Agent exhaust any right, power or remedy or proceed against the Guarantee Obligor under the Financing Documents.

     2.04 Pari passu. The obligations of the Guarantor under this Guarantee rank pari passu with all other unsecured indebtedness of the Guarantor.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     3.01 Representations and Warranties. The Guarantor represents and warrants to the Administrative Agent that as of the date of this Guarantee:

     (a) Organization. It is a corporation duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation referred to in the recital of the parties at the beginning of this Guarantee.

     (b) Authority. It has full power and authority to execute and deliver this Guarantee and to perform its obligations hereunder in accordance with the terms provided herein.

     (c) Binding Agreement. This Guarantee has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (d) Consents and Approvals for this Agreement. All Governmental Approvals which are necessary for the execution and delivery by it of this Guarantee and the performance of its obligations hereunder have been obtained and are in full force and effect.

     (e) Conflicts. There is no provision of law, statute, regulation, rule, order, injunction, decree, writ or judgment, no provision of its organizational documents and no provision of any mortgage, indenture, contract or agreement binding on it or affecting its properties, which would prohibit, conflict with or in any way prevent its execution, delivery, or performance of the terms of this Guarantee.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.01 Effectiveness. This Guarantee shall come into full force and effect upon its execution and delivery by each of the parties named on the signature pages hereof.

     4.02 GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     4.03 Entire Agreement. This Guarantee constitutes the entire agreement and understanding, and supersedes all prior agreements and understandings (both written and oral), between the Guarantor and the Administrative Agent with respect to the guaranty of Guaranteed Obligations and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein.

     4.04 Severability. If any provision of this Guarantee shall be invalid, illegal or unenforceable, the parties hereto agree to the fullest extent they may effectively do so that the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     4.05 Amendments, etc. The terms of this Guarantee may be waived, altered or supplemented only by an instrument in writing duly executed by the parties hereto.

     4.06 Benefit, Successors and Assigns. This Guarantee is for the benefit of the Administrative Agent, acting on behalf of the Senior Facility Lenders, and not for the benefit of any other Person. This Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Administrative Agent.

     4.07 Notices. Any notice, request, demand, consent, designation, direction, instruction, certificate, report or other communication to be given hereunder shall be given in the English language and will be duly given when delivered in writing or sent by electronic mail confirmed by facsimile transmission (with written confirmation of receipt, which confirmation may be by facsimile transmission) (provided that a notice sent by electronic mail shall be duly given only at the time the facsimile transmission confirming the same is sent) or facsimile transmission (with written confirmation of receipt, which confirmation may be by facsimile transmission) to a party at its address and facsimile transmission numbers as indicated below or to such other address as may be furnished for this purpose by such party (any such communication that is not in writing shall be confirmed in writing):

     If to the Guarantor, at:

          [Contact information of the Guarantor]

     If to the Administrative Agent, at:

          CALYON New York Branch
          1301 Avenue of the Americas
          New York, New York 10019
          Attention: Ted Vandermel
          Telephone: (212) 261-7888
          Facsimile: (212) 261-3421

     4.08 Execution in Counterparts. This Guarantee may be executed in two counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

     4.09 Consent to Jurisdiction.

     (a) The Guarantor hereby irrevocably consents and agrees, for the benefit of the Administrative Agent, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Guarantee may be brought in any Federal or State court located in New York County in the City of New York and hereby irrevocably accepts and submits to the non-exclusive jurisdiction of such court with respect to any such action, suit or proceeding. Each party hereto hereby waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings, brought in any such court and hereby further waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought therein has been brought in an inconvenient forum.

     (b) The Guarantor hereby irrevocably appoints CT Corporation in New York, NY, as its authorized agent on which any and all legal process may be served in any such action, suit or proceeding brought in any Federal or State court located in New York County in the City of New York. The Guarantor agrees that service of process in respect of it upon such agent, together with written notice of such service given to it in the manner provided in Section 4.07 hereof, shall be deemed to be effective service of process upon it in any such action, suit or proceeding. The Guarantor agrees that the failure of such agent to give notice to it of any such service shall not impair or affect the validity of such service or any judgment rendered in any action, suit or proceeding based thereon. If for any reason such agent shall cease to be available to act as such, the Guarantor agrees to designate a new agent in New York County in the City of New York, on the terms and for the purposes of this Section 4.09. Nothing herein shall be deemed to limit the ability of the Administrative Agent or any Senior Facility Lender to serve any such legal process in any other manner permitted by applicable law or to obtain jurisdiction over the Guarantor or bring actions, suits or proceedings against them in such other jurisdictions, and in such manner, as may be permitted by applicable law.

     4.10 No Trial by Jury. Each party hereby waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guarantee or the transactions contemplated hereby.

     4.11 No Immunity. To the extent that any party has or hereafter may acquire any immunity (sovereign or otherwise), from any legal action, suit or proceedings, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Guarantee or the subject matter hereof (including, without limitation, any obligation for the payment of money). The parties hereby agree that the waivers set forth in this Section 4.11 shall have the fullest effect permitted under the Foreign Sovereign Immunities Act of 1976 of the United States, as amended, and are intended to be irrevocable and not subject to withdrawal for purposes of such Act. The


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
foregoing waiver shall constitute a present waiver of immunity at any time that any action is initiated against such party with respect to this Guarantee.

                             [SIGNATURES TO FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Guarantee to be duly executed as of the date first above written.

                                        [GUARANTOR]


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        CALYON New York Branch, as
                                        Administrative Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


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